                                                                                Execution Copy

                              RESIDENTIAL ACCREDIT LOANS, INC.,

                                           Company,

                              RESIDENTIAL FUNDING COMPANY, LLC,

                                       Master Servicer,

                                             and

                            DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                           Trustee

                                      SERIES SUPPLEMENT,

                                   Dated as of May 1, 2007,

                                              TO

                                      STANDARD TERMS OF
                               POOLING AND SERVICING AGREEMENT
                                   dated as of May 1, 2007

                       Mortgage Asset-Backed Pass-Through Certificates

                                       SERIES 2007-QO4

                                       TABLE OF CONTENTS

        Section 2.03.     Representations, Warranties and Covenants of the Master
                          Servicer and the Company.........................................37

        Section 2.04.     Representations and Warranties of Sellers........................40

        Section 2.05.     Execution and Authentication of Certificates/Issuance of
                          Certificates Evidencing Interests in REMIC I, REMIC II and
                          REMIC III........................................................40

        Section 2.06.     Conveyance of Uncertificated Regular Interests; Acceptance
                          by the Trustee...................................................41

        Section 2.07.     Issuance of Certificates Evidencing Interest in REMIC II and

        Section 3.02.     Subservicing Agreements Between Master Servicer and
                          Subservicers; Enforcement of Subservicers' and Sellers'
                          Obligations......................................................43

        Section 3.03.     Successor Subservicers...........................................43

        Section 3.04.     Liability of the Master Servicer.................................43

        Section 3.05.     No Contractual Relationship Between Subservicer and Trustee
                          or Certificateholders............................................43

        Section 3.06.     Assumption or Termination of Subservicing Agreements by
                          Trustee..........................................................43

        Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposit to
                          Custodial Account................................................43

        Section 3.08.     Subservicing Accounts; Servicing Accounts........................45

        Section 3.09.     Access to Certain Documentation and  Information Regarding
                          the Mortgage Loans ..............................................45

        Section 3.10.     Permitted withdrawals from the Custodial Account.................45

        Section 3.11.     Maintenance of the Primary Insurance  Policies; Collections
                          Thereunder.......................................................45

        Section 3.12.     Maintenance of Fire Insurance and  Omissions and Fidelity
                          Coverage.........................................................45

        Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and

        Section 4.03.     Statements to Certificateholders; Statements to the Rating
                          Agencies; Exchange Act Reporting.................................52

        Section 4.04.     Distribution of Reports to the Trustee and the Company;

        Section 6.02.     Merger or Consolidation of the Company or Master Servicer;
                          Assignment of Rights and Delegation of Duties by the Master
                          Servicer.........................................................64

        Section 6.03.     Limitation on Liability of the Company, Master Servicer and

        Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses;

        Section 9.01.     Optional Purchase by the Master Servicer of All
                          Certificates; Termination Upon Purchase by the Master

        Section 10.02.    Master Servicer; REMIC Administrator and Trustee

                                    EXHIBITS AND SCHEDULES

        Exhibit One:      Mortgage Loan Schedule

        Exhibit Two:      Information to be Included in Monthly Distribution Date Statement

        Exhibit Three:    Standard Terms of Pooling and Servicing Agreement, dated as of May
                          1, 2007

        Exhibit Four:     Form of Certificate to be Given by Certificate Owner

        Exhibit Five:     Form of Certificate to be Given by Euroclear or Clearstream Banking

        Exhibit Six:      Form of Transfer Certificate for Exchange or Transfer from 144A
                          Book-Entry Certificate to Regulation S Book-Entry Certificate

        Exhibit Seven:    Form of Certificate to be Given by Transferree of Beneficial
                          Interest in a Regulation S Book-Entry Certificate

        Exhibit Eight:    Form of Initial Purchaser Exchange Instructions

        Exhibit Nine-A:   Form of Rule 144A Global Class SB Certificate

        Exhibit Nine-B:   Form of Permanent Regulation S Global Class SB Certificate

        Exhibit Nine-C:   Form of Temporary Regulation S Global Class SB Certificate

        This is a Series  Supplement,  dated as of May 1, 2007 (the "Series  Supplement"),  to the Standard  Terms of Pooling and Servicing  Agreement,  dated as of May 1, 2007 and attached as Exhibit Three hereto (the "Standard Terms" and, together with this Series  Supplement,  the
"Pooling and Servicing  Agreement" or "Agreement"),  among RESIDENTIAL  ACCREDIT LOANS,  INC., as  the  company  (together  with  its  permitted  successors  and  assigns,  the  "Company"),
RESIDENTIAL FUNDING COMPANY,  LLC, as master servicer (together with its permitted  successors and assigns,  the "Master  Servicer"),  and DEUTSCHE BANK TRUST COMPANY  AMERICAS,  as trustee
(together with its permitted successors and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The  Company  intends  to  sell  mortgage   asset-backed   pass-through   certificates
(collectively,  the "Certificates"),  to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        The terms and  provisions of the Standard Terms are hereby  incorporated  by reference herein as though set forth in full  herein.  If any term or provision  contained  herein shall conflict with or be  inconsistent  with any  provision  contained in the Standard  Terms,  the terms and  provisions  of this Series  Supplement  shall  govern.  All  capitalized  terms not otherwise  defined  herein  shall  have the  meanings  set forth in the  Standard  Terms.  The
Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

                                           REMIC I

        As  provided  herein,  the  REMIC  Administrator  will make an  election  to treat the segregated  pool of assets  consisting of the Mortgage  Loans and certain other related assets subject to this  Agreement  as a real  estate  mortgage  investment  conduit (a  "REMIC")  for federal income tax purposes,  and such  segregated pool of assets will be designated as "REMIC
I." The Class R-I  Certificates  will  represent  the sole Class of  "residual  interests"  in
REMIC I for purposes of the REMIC  Provisions  (as defined  herein) under  federal  income tax law.  The  Class R-I  Certificates  will not bear  interest  or have a  Certificate  Principal
Balance.  The following table  irrevocably  sets forth the  designation,  remittance rate (the
"Uncertificated REMIC I Pass-Through Rate") and initial  Uncertificated  Principal Balance for each of the  "regular  interests"  in REMIC I (the "REMIC I Regular  Interests").  The "latest possible  maturity date"  (determined  solely for purposes of satisfying  Treasury  regulation
Section  1.860G-1(a)(4)(iii))  for each REMIC I Regular  Interest  shall be the Maturity Date.
None of the REMIC I Regular Interests will be certificated.

                                    UNCERTIFICATED
                                       REMIC I                   INITIAL UNCERTIFICATED
        DESIGNATION               PASS-THROUGH RATE                 PRINCIPAL BALANCE
            LT1                      Variable(1)                 $510,927,831.60
            LT2                      Variable(1)                      $16,204.93
            LT3                         0.00%                         $34,896.45
            LT4                      Variable(1)                      $34,896.45
____________
(1)     Calculated  as provided in the  definition  of  "Uncertificated  REMIC I Pass  Through
        Rate".

                                           REMIC II

        As provided herein,  the REMIC  Administrator  will elect to treat the segregated pool of assets  consisting  of the REMIC I Regular  Interests  as a REMIC for  federal  income  tax purposes,  and such  segregated  pool of assets will be designated as REMIC II. The Class R-II
Certificates  will represent  ownership of the sole Class of "residual  interests" in REMIC II for  purposes  of  the  REMIC  Provisions  under  federal  income  tax  law.  The  Class  R-II
Certificates  will not bear interest or have a Certificate  Principal  Balance.  The following table sets forth the designation,  type,  Pass-Through  Rate,  aggregate  Initial  Certificate
Principal  Balance,  Maturity  Date,  initial  ratings and certain  features for each Class of
Certificates  that evidence  "regular  interests"  in REMIC II and REMIC II Regular  Interests
SB-IO and SB-PO (the  "REMIC II Regular  Interests").  The  "latest  possible  maturity  date"
(determined    solely   for   purposes   of    satisfying    Treasury    Regulation    Section
1.860G-1(a)(4)(iii))  for each REMIC II Regular  Interest  shall be the Maturity  Date.  REMIC
II Regular Interests SB-IO and SB-PO will not be certificated.

                               AGGREGATE INITIAL
                  PASS-THROUGH    CERTIFICATE                                     MATURITY           S&P/           MINIMUM
  DESIGNATION        RATE      PRINCIPAL BALANCE           FEATURES                 DATE            MOODY'S      DENOMINATIONS
Class A-1         Adjustable       $125,568,000          Senior/Super           May 25, 2047        AAA/Aaa       $100,000.00
                  Rate(1)(2)                        Senior/Adjustable Rate
Class A-1-a       Adjustable       $146,700,000          Senior/Super           May 25, 2047        AAA/Aaa       $100,000.00
                  Rate(1)(2)                        Senior/Adjustable Rate
                                                         Senior/Super
Class A-2         Adjustable       $113,445,000          Senior/Senior          May 25, 2047        AAA/Aaa       $100,000.00
                  Rate(1)(2)                        Support/Adjustable Rate
Class A-3         Adjustable        $68,067,000          Senior/Senior          May 25, 2047        AAA/Aaa       $100,000.00
                  Rate(1)(2)                        Support/Adjustable Rate
Class M-1         Adjustable        $15,075,000    Mezzanine/Adjustable Rate    May 25, 2047        AA+/Aaa       $100,000.00
                  Rate(1)(2)
Class M-2         Adjustable        $10,986,000    Mezzanine/Adjustable Rate    May 25, 2047        AA/Aa1        $100,000.00
                  Rate(1)(2)
Class M-3         Adjustable         $2,556,000    Mezzanine/Adjustable Rate    May 25, 2047        AA-/Aa1       $100,000.00
                  Rate(1)(2)
Class M-4         Adjustable         $7,409,000    Mezzanine/Adjustable Rate    May 25, 2047        A+/Aa2        $100,000.00
                  Rate(1)(2)
Class M-5         Adjustable         $2,555,000    Mezzanine/Adjustable Rate    May 25, 2047         A/Aa3        $100,000.00
                  Rate(1)(2)
Class M-6         Adjustable         $2,555,000    Mezzanine/Adjustable Rate    May 25, 2047         A-/A1        $250,000.00
                  Rate(1)(2)
Class M-7         Adjustable         $2,811,000    Mezzanine/Adjustable Rate    May 25, 2047        BBB+/A2       $250,000.00
                  Rate(1)(2)
Class M-8         Adjustable         $2,555,000    Mezzanine/Adjustable Rate    May 25, 2047        BBB/A3        $250,000.00
                  Rate(1)(2)
Class M-9         Adjustable         $2,555,000    Mezzanine/Adjustable Rate    May 25, 2047       BBB-/Baa1      $250,000.00
                  Rate(1)(2)
SB-IO(3)              (3)              N/A         Subordinate/Interest Only    May 25, 2047          N/R             N/A
SB-PO(4)              N/A         $8,176,829.44      Subordinate/Principal      May 25, 2047          N/R             N/A
                                                             Only

(1)     The  REMIC II  Regular  Interests,  ownership of which is  represented  by the Class A
Certificates and Class M  Certificates,  will accrue interest at a per annum rate equal to the lesser of (i) LIBOR plus the applicable Margin and (ii) the Net WAC Cap Rate.

(2)     The Class A Certificates  and Class M Certificates  will also entitle their holders to receive certain  payments from the Holder of the Class SB  Certificates  from amounts to which the  Holder  of the  Class SB  Certificates  is  entitled,  which  will not be a part of their ownership of the related REMIC II Regular Interests.

(3)     REMIC II Regular  Interest SB-IO shall have no entitlement to principal,  and shall be entitled to distributions of interest subject to the terms and conditions hereof.

(4)     REMIC II Regular  Interest SB-PO shall have no  entitlement to interest,  and shall be entitled to  distributions  of principal  subject to the terms and  conditions  hereof,  in an aggregate amount equal to the initial  Overcollateralization  Amount pursuant to the terms and conditions hereof.

                                          REMIC III

        As provided herein,  the REMIC  Administrator  will elect to treat the segregated pool of assets  consisting  of REMIC II Regular  Interests  SB-IO and SB-PO as a REMIC for  federal income tax  purposes,  and such  segregated  pool of assets will be  designated  as REMIC III.
The  Class  R-X  Certificates  will  represent  ownership  of  the  sole  Class  of  "residual interests" in REMIC III for purposes of the REMIC  Provisions  under  federal  income tax law.
The Class R-X  Certificates  will not bear interest or have a Certificate  Principal  Balance.
The following  table sets forth the  designation,  Pass-Through  Rate and Initial  Certificate
Principal  Balance for the Class SB  Certificates  which  evidence the  "regular  interest" in
REMIC  III  (the  "REMIC  III  Regular   Interest").   The  "latest  possible  maturity  date"
(determined    solely   for   purposes   of    satisfying    Treasury    Regulation    Section
1.860G-1(a)(4)(iii)) for the REMIC III Regular Interest shall be the Maturity Date.

                                                                    AGGREGATE INITIAL CERTIFICATE
             DESIGNATION                PASS-THROUGH RATE                 PRINCIPAL BALANCE
                                                                            $8,176,829.44
            Class SB                    Variable Rate((1))

(1)     The Class SB  Certificates  will accrue  interest as described  in the  definition  of
Accrued  Certificate  Interest.  The Class SB  Certificates  will not accrue interest on their
Certificate  Principal  Balance.  REMIC III Regular  Interest SB will not have a  Pass-Through
Rate,  but will be  entitled  to 100% of all  amounts  paid or deemed paid on REMIC II Regular
Interests SB-IO and SB-PO.

The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $511,013,829.44.

        The Mortgage Loans are payment-option  adjustable-rate  first lien mortgage loans with a negative  amortization  feature having terms to maturity at origination or  modification  of generally not more than 40 years.

        In consideration of the mutual agreements herein  contained,  the Company,  the Master
Servicer and the Trustee agree as follows:

ARTICLE I

                                         DEFINITIONS

SECTION 1.01.  DEFINITIONS.

        Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

        Accrued  Certificate  Interest:  With  respect  to each  Distribution  Date  and  each
Class of Class A Certificates  and Class M Certificates,  interest  accrued during the related
Interest  Accrual Period on the Certificate  Principal  Balance thereof  immediately  prior to such Distribution Date at the Pass-Through Rate for that Distribution Date.

        The amount of Accrued  Certificate  Interest on each Class of Class A Certificates and
Class M Certificates shall be reduced by the amount of Prepayment  Interest  Shortfalls on the
Mortgage  Loans  during the prior  calendar  month to the extent not  covered by  Compensating
Interest  pursuant to  Section 3.16  and by Relief Act Shortfalls on the Mortgage Loans during the  related  Due Period.  All such  reductions  with  respect to the  Mortgage  Loans will be allocated  among the  Class A  Certificates  and Class M  Certificates  in  proportion  to the amount of Accrued  Certificate  Interest  payable on such  Certificates  on such  Distribution
Date absent such reductions.

        Accrued  Certificate  Interest  with  respect to any Class of Class A-2,  Class  A-3or
Class M  Certificates  for any  Distribution  Date shall  further  be reduced by the  interest portion of  Realized  Losses  not  covered  by Excess  Cash Flow or the  Overcollateralization
Amount  allocated  to the Class A-2  Certificates  or Class A-3  Certificates  or any Class of
Class M Certificates pursuant to Section 4.05.

        Accrued  Certificate  Interest  with respect to the Class A  Certificates  and Class M
Certificates  shall  accrue on the basis of a 360-day  year and the  actual  number of days in the related Interest Accrual Period.

        With  respect  to each  Distribution  Date  and the  Class SB  Certificates,  interest accrued  during  the  preceding  Interest  Accrual  Period  at the  Pass-Through  Rate  on the
Notional  Amount as specified in the definition of  Pass-Through  Rate,  immediately  prior to such  Distribution  Date,  reduced by any  interest  shortfalls  with  respect to the Mortgage
Loans,  including  Prepayment  Interest  Shortfalls to the extent not covered by  Compensating
Interest  pursuant to  Section 3.16  or by Excess Cash Flow  pursuant to  Section 4.02(c)(iii)
and (iv).  Accrued  Certificate  Interest on the  Class SB  Certificates  shall  accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

        Adjustment  Date:  With  respect  to each  Mortgage  Loan,  each date set forth in the related  Mortgage  Note on which an  adjustment  to the interest  rate on such  Mortgage  Loan becomes effective.

        Available  Distribution  Amount:  As to any Distribution  Date, an amount equal to (a)
the sum of (i) the amount  relating to the Mortgage Loans on deposit in the Custodial  Account as of the close of business on the immediately  preceding  Determination  Date,  including any
Subsequent  Recoveries,  and amounts deposited in the Custodial Account in connection with the substitution of Qualified  Substitute  Mortgage Loans,  (ii) the amount of any Advance made on the immediately  preceding  Certificate  Account Deposit Date,  (iii) any amount  deposited in the  Certificate  Account on the related  Certificate  Account  Deposit  Date  pursuant to the second  paragraph of Section  3.12(a),  (iv) any amount  deposited in the Certificate  Account pursuant  to Section  4.07 or Section  9.01,  (v) any amount  that the Master  Servicer is not permitted  to withdraw  from the  Custodial  Account or the  Certificate  Account  pursuant to
Section  3.16(e),  (vi) any amount  received  by the  Trustee  pursuant  to the Surety Bond in respect of such  Distribution  Date and (vii) the  proceeds of any Pledged Assets  received by the Master  Servicer,  reduced by (b) the sum as of the close of business  on the  immediately preceding  Determination Date of (x) aggregate  Foreclosure  Profits,  (y) the Amount Held for
Future  Distribution,  and (z) amounts  permitted to be withdrawn by the Master  Servicer from the  Custodial  Account  in respect  of the  Mortgage  Loans  pursuant  to  clauses  (ii)-(x), inclusive, of Section 3.10(a).

        Available  Funds Rate: With respect to any  Distribution  Date, a per annum rate equal to (i)  the  product  of (x)  the  Available  Distribution  Amount  and  (y) a  fraction,  the numerator  of which is 12 and the  denominator  of which  is the  aggregate  Stated  Principal
Balance of the Mortgage Loans as of such Distribution Date, adjusted to an actual/360 rate.

        Basis  Risk  Shortfall:   With  respect  to  the  Class  A  Certificates  or  Class  M
Certificates  and any  Distribution  Date,  the sum of (a) an amount  equal to the excess,  if any, of (x) Accrued  Certificate  Interest for such Class of Certificates  calculated at a per annum  rate equal to LIBOR  plus the  related  Margin  for such  Distribution  Date,  over (y)
Accrued  Certificate  Interest for such Class  calculated  assuming the Net Rate Cap was equal
to  the  Net  WAC  Cap  Rate  for  such  Distribution   Date,   (b) any  shortfalls  for  such
Class calculated  pursuant to clause (a) above remaining unpaid from prior Distribution Dates, and (c) interest on the amount in clause (b) from the  Distribution  Date on which such amount was  incurred  at a per annum  rate  equal to LIBOR plus the  related  Margin for the  current
Distribution Date.

        Book-Entry Certificate:  The Class A Certificates and Class M Certificates.

        Capitalization  Reimbursement  Amount:  As to any  Distribution  Date,  the  amount of
Advances  or  Servicing  Advances  that were  added to the  Stated  Principal  Balance  of the
Mortgage  Loans  during the prior  calendar  month and  reimbursed  to the Master  Servicer or
Subservicer on or prior to such Distribution Date pursuant to Section  3.10(a)(vii),  plus the
Capitalization   Reimbursement   Shortfall  Amount  remaining   unreimbursed  from  any  prior
Distribution  Date and  reimbursed to the Master  Servicer or  Subservicer on or prior to such
Distribution Date.

        Capitalization  Reimbursement  Shortfall  Amount:  As to any  Distribution  Date,  the
amount,  if any, by which the amount of Advances or Servicing  Advances that were added to the
Stated  Principal  Balance of the Mortgage  Loans during the preceding  calendar month exceeds
the  amount  of  principal   payments  on  the  Mortgage   Loans  included  in  the  Available
Distribution Amount for that Distribution Date.

        Certificate:  Any Class A, Class M, Class SB or Class R Certificate.

        Certificate   Account:  The  separate  account  or  accounts  created  and  maintained pursuant to Section 4.01 of the Standard Terms,  which shall be entitled  "DEUTSCHE BANK TRUST
COMPANY  AMERICAS,  as trustee,  in trust for the registered  holders of Residential  Accredit
Loans,  Inc.,  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2007-QO4" and which must be an Eligible Account.

        Certificate Policy:  None.

        Certificate  Principal  Balance:  With respect to any Class A  Certificate  or Class M
Certificate,  on any date of  determination,  an amount  equal to (i) the Initial  Certificate
Principal  Balance of such  Certificate as specified on the face thereof minus (ii) the sum of
(x) the aggregate of all amounts  previously  distributed with respect to such Certificate (or any predecessor  Certificate) and applied to reduce the Certificate  Principal Balance thereof pursuant to Section  4.02(c) and (y) in the case of the Class A-2  Certificates  and Class A-3
Certificates  and any  Class of Class M  Certificates,  the  aggregate  of all  reductions  in
Certificate  Principal  Balance  deemed to have  occurred in connection  with Realized  Losses which  were  previously  allocated  to  such  Certificate  (or  any  predecessor  Certificate)
pursuant  to  Section  4.05;  provided,  that  with  respect  to any  Distribution  Date,  the
Certificate  Principal  Balance of the Class A-2,  Class A-3, Class M-1, Class M-2, Class M-3,
Class M-4,  Class M-5, Class M-6,  Class M-7,  Class M-8 and Class M-9  Certificates,  in that order,  will be increased to the extent of Realized Losses  previously  allocated  thereto and remaining  unreimbursed,  but only to the extent of Subsequent  Recoveries received during the preceding  calendar  month.  With  respect  to  each  Class  SB  Certificate,  on any  date of determination,  an amount equal to the  Percentage  Interest  evidenced  by such  Certificate, multiplied  by an amount  equal to (i) the excess,  if any, of (A) the then  aggregate  Stated
Principal  Balance of the Mortgage  Loans over (B) the then  aggregate  Certificate  Principal
Balance  of the  Class  A  Certificates  and  Class M  Certificates  then  outstanding,  which represents  the sum of (i) the  Initial  Principal  Balance of the REMIC II  Regular  Interest
SB-PO, as reduced by Realized Losses allocated  thereto and payments deemed made thereon,  and
(ii)  accrued  and unpaid  interest  on the REMIC II  Regular  Interest  SB-IO,  as reduced by
Realized  Losses  allocated  thereto.  The Class R  Certificates  will not have a  Certificate
Principal Balance.

        Class A  Certificate:  Any one of the Class A-1,  Class A-1-a,  Class A-2 or Class A-3
Certificates,  executed  by  the  Trustee  and  authenticated  by  the  Certificate  Registrar substantially  in the form annexed to the Standard  Terms as Exhibit A, senior to the Class M,
Class SB and  Class R  Certificates  with  respect  to  distributions  and the  allocation  of
Realized  Losses as set forth in Section 4.05, and evidencing (i) an interest  designated as a
"regular  interest"  in REMIC II for  purposes of the REMIC  Provisions  and (ii) the right to receive Basis Risk Shortfalls.

        Class A Principal  Distribution  Amount:  With  respect to any  Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that Distribution  Date, the Principal  Distribution  Amount for that Distribution Date or
(ii) on or after the Stepdown Date if a Trigger  Event is not in effect for that  Distribution
Date, the lesser of:

    (i) the Principal Distribution Amount for that Distribution Date; and

    (ii)       the excess, if any, of (A) the aggregate  Certificate  Principal Balance of the
    Class A Certificates  immediately  prior to that  Distribution Date over (B) the lesser of
    (x) the  product of (1) the  applicable  Subordination  Percentage  and (2) the  aggregate
    Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and  (y) the  excess,  if any,  of the  aggregate  Stated
    Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that Distribution Date, over the Overcollateralization Floor.

        Class A-1  Certificate:  The Class  A-1  Certificates,  executed  by the  Trustee  and authenticated by the Certificate  Registrar  substantially in the form annexed to the Standard
Terms as Exhibit A.

        Class  A-1  Margin:  With  respect  to any  Distribution  Date  prior  to  the  second
Distribution  Date after the first possible  Optional  Termination Date, 0.200% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first possible
Optional Termination Date, 0.400% per annum.

        Class A-1-a  Certificate:  The Class A-1-a  Certificates,  executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed to the Standard
Terms as Exhibit A.

        Class  A-1-a  Margin:  With  respect  to any  Distribution  Date  prior to the  second
Distribution  Date after the first possible  Optional  Termination Date, 0.190% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first possible
Optional Termination Date, 0.380% per annum.

        Class A-2  Certificate:  The Class  A-2  Certificates,  executed  by the  Trustee  and authenticated by the Certificate  Registrar  substantially in the form annexed to the Standard
Terms as Exhibit A.

        Class  A-2  Margin:  With  respect  to any  Distribution  Date  prior  to  the  second
Distribution  Date after the first possible  Optional  Termination Date, 0.260% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first possible
Optional Termination Date, 0.520% per annum.

        Class A-3  Certificate:  The Class  A-3  Certificates,  executed  by the  Trustee  and authenticated by the Certificate  Registrar  substantially in the form annexed to the Standard
Terms as Exhibit A.

        Class  A-3  Margin:  With  respect  to any  Distribution  Date  prior  to  the  second
Distribution  Date after the first possible  Optional  Termination Date, 0.300% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first possible
Optional Termination Date, 0.600% per annum.

        Class A-P Certificates:  None.

        Class M  Certificates:  Collectively,  the Class M-1, Class M-2, Class M-3, Class M-4,
Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates.

        Class M-1 Certificate:  Any one of the Class M-1 Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed to the
Standard  Terms as Exhibit B, senior to the Class M-2,  Class M-3, Class M-4, Class M-5, Class
M-6,  Class M-7,  Class M-8,  Class M-9,  Class SB and Class R  Certificates  with  respect to distributions  and the  allocation  of  Realized  Losses as set  forth in  Section  4.05,  and evidencing  (i) an interest  designated  as a "regular  interest"  in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive Basis Risk Shortfalls.

        Class  M-1  Margin:  With  respect  to any  Distribution  Date  prior  to  the  second
Distribution  Date after the first possible  Optional  Termination Date, 0.450% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first possible
Optional Termination Date, 0.675% per annum.

        Class M-1 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution Date after distribution of the Class A Principal  Distribution  Amount or (ii) on
or after the Stepdown  Date if a Trigger  Event is not in effect for that  Distribution  Date, the lesser of:

        (i)    the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and

        (ii)   the excess, if any, of (A) the sum of (1) the aggregate  Certificate  Principal
Balance of the Class A  Certificates  (after  taking  into  account the payment of the Class A
Principal  Distribution Amount for that Distribution Date) and (2) the  Certificate  Principal
Balance  of the  Class M-1  Certificates  immediately  prior to that  Distribution  Date  over
(B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage and (2) the
aggregate   Stated   Principal   Balance  of  the  Mortgage   Loans  after  giving  effect  to
distributions  to be made  on that  Distribution  Date  and  (y) the  excess,  if any,  of the
aggregate   Stated   Principal   Balance  of  the  Mortgage   Loans  after  giving  effect  to
distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class M-2 Certificate:  Any one of the Class M-2 Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed to the
Standard  Terms as Exhibit B, senior to the Class M-3,  Class M-4, Class M-5, Class M-6, Class
M-7, Class M-8, Class M-9,  Class SB and Class R  Certificates  with respect to  distributions and the  allocation of Realized  Losses as set forth in Section 4.05,  and  evidencing  (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive Basis Risk Shortfalls.

        Class  M-2  Margin:  With  respect  to any  Distribution  Date  prior  to  the  second
Distribution  Date after the first possible  Optional  Termination Date, 0.550% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first possible
Optional Termination Date, 0.825% per annum.

        Class M-2 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date  after  distribution  of the  Class A  Principal  Distribution  Amount  and
Class M-1  Principal  Distribution  Amount or (ii) on or after the Stepdown  Date if a Trigger
Event is not in effect for that Distribution Date, the lesser of:

        (i)    the remaining  Principal  Distribution  Amount for that Distribution Date after distribution  of the  Class A  Principal  Distribution  Amount  and  the  Class M-1  Principal
Distribution Amount; and

        (ii)   the excess, if any, of (A) the sum of (1) the aggregate  Certificate  Principal
Balance of the Class A  Certificates  and  Class M-1  Certificates  (after taking into account the  payment  of the  Class A  Principal  Distribution  Amount  and  the  Class M-1  Principal
Distribution Amount for that Distribution Date) and (2) the  Certificate  Principal Balance of
the Class M-2  Certificates  immediately  prior to that  Distribution Date over (B) the lesser of (x) the  product of (1) the  applicable  Subordination  Percentage  and  (2) the  aggregate
Stated  Principal  Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate Stated Principal
Balance  of the  Mortgage  Loans  after  giving  effect  to  distributions  to be made on that
Distribution Date, over the Overcollateralization Floor.

        Class M-3 Certificate:  Any one of the Class M-3 Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed to the
Standard  Terms as Exhibit B, senior to the Class M-4,  Class M-5, Class M-6, Class M-7, Class
M-8, Class M-9, Class SB Certificates  and Class R Certificates  with respect to distributions and the  allocation of Realized  Losses as set forth in Section 4.05,  and  evidencing  (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive Basis Risk Shortfalls.

        Class  M-3  Margin:  With  respect  to any  Distribution  Date  prior  to  the  second
Distribution  Date after the first possible  Optional  Termination Date, 0.850% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first possible
Optional Termination Date, 1.275% per annum.

        Class M-3 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution Date after distribution of the Class A Principal  Distribution Amount,  Class M-1
Principal  Distribution  Amount  and  Class M-2  Principal  Distribution  Amount or (ii) on or
after the Stepdown Date if a Trigger Event is not in effect for that  Distribution  Date,  the lesser of:

        (i)    the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount,  Class M-1 Principal  Distribution
Amount and Class M-2 Principal Distribution Amount; and

        (ii)   the excess, if any, of (A) the sum of (1) the aggregate  Certificate  Principal
Balance of the Class A,  Class M-1 and Class M-2  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount, the Class M-1  Principal  Distribution
Amount  and the  Class M-2  Principal  Distribution  Amount  for that  Distribution  Date) and
(2) the Certificate Principal Balance of the Class M-3 Certificates  immediately prior to that
Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination
Percentage and (2) the  aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class M-4 Certificate:  Any one of the Class M-4 Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed to the
Standard  Terms as Exhibit B, senior to the Class M-5,  Class M-6, Class M-7, Class M-8, Class
M-9, Class SB  Certificates  and Class R Certificates  with respect to  distributions  and the allocation of Realized  Losses as set forth in Section 4.05,  and  evidencing  (i) an interest designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii)
the right to receive Basis Risk Shortfalls.

        Class  M-4  Margin:  With  respect  to any  Distribution  Date  prior  to  the  second
Distribution  Date after the first possible  Optional  Termination Date, 1.150% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first possible
Optional Termination Date, 1.725% per annum.

        Class M-4 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution Date after distribution of the Class A Principal  Distribution Amount,  Class M-1
Principal   Distribution  Amount,   Class M-2  Principal  Distribution  Amount  and  Class M-3
Principal  Distribution  Amount or (ii) on or after the  Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of:

        (i)    the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount,  Class M-1 Principal  Distribution
Amount,  Class M-2 Principal  Distribution Amount and Class M-3 Principal Distribution Amount;
and

        (ii)   the excess, if any, of (A) the sum of (1) the aggregate  Certificate  Principal
Balance of the Class A,  Class M-1,  Class M-2 and Class M-3  Certificates  (after taking into account the payment of the Class A  Principal  Distribution  Amount,  the Class M-1  Principal
Distribution  Amount, the Class M-2 Principal  Distribution Amount and the Class M-3 Principal
Distribution Amount for that Distribution Date) and (2) the  Certificate  Principal Balance of
the Class M-4  Certificates  immediately  prior to that  Distribution Date over (B) the lesser of (x) the  product of (1) the  applicable  Subordination  Percentage  and  (2) the  aggregate
Stated  Principal  Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate Stated Principal
Balance  of the  Mortgage  Loans  after  giving  effect  to  distributions  to be made on that
Distribution Date, over the Overcollateralization Floor.

        Class M-5 Certificate:  Any one of the Class M-5 Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed to the
Standard  Terms as Exhibit B, senior to the Class M-6,  Class M-7, Class M-8, Class M-9, Class
SB Certificates and Class R Certificates  with respect to distributions  and the allocation of
Realized  Losses as set forth in Section 4.05, and evidencing (i) an interest  designated as a
"regular  interest"  in REMIC II for  purposes of the REMIC  Provisions  and (ii) the right to receive Basis Risk Shortfalls.

        Class  M-5  Margin:  With  respect  to any  Distribution  Date  prior  to  the  second
Distribution  Date after the first possible  Optional  Termination Date, 1.350% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first possible
Optional Termination Date, 2.025% per annum.

        Class M-5 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution Date after distribution of the Class A Principal  Distribution Amount,  Class M-1
Principal Distribution Amount,  Class M-2 Principal  Distribution Amount,  Class M-3 Principal
Distribution  Amount  and  Class M-4  Principal  Distribution  Amount  or (ii) on or after the
Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

        (i)    the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount,  Class M-1 Principal  Distribution
Amount, the Class M-2 Principal  Distribution Amount,  Class M-3 Principal Distribution Amount
and Class M-4 Principal Distribution Amount; and

        (ii)   the excess, if any, of (A) the sum of (1) the aggregate  Certificate  Principal
Balance of the Class A,  Class M-1,  Class M-2,  Class M-3 and Class M-4  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount,  the Class M-1
Principal  Distribution  Amount, the Class M-2  Principal  Distribution  Amount, the Class M-3
Principal  Distribution  Amount  and the  Class M-4  Principal  Distribution  Amount  for that
Distribution  Date) and (2) the  Certificate  Principal Balance of the Class M-5  Certificates
immediately  prior to that  Distribution  Date over  (B) the  lesser  of  (x) the  product  of
(1) the applicable  Subordination Percentage and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated  Principal  Balance of the Mortgage Loans after  giving  effect  to  distributions  to be made  on  that  Distribution  Date,  over  the
Overcollateralization Floor.

        Class M-6 Certificate:  Any one of the Class M-6 Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed to the
Standard  Terms as  Exhibit  B,  senior to the Class  M-7,  Class  M-8,  Class  M-9,  Class SB
Certificates  and Class R  Certificates  with respect to  distributions  and the allocation of
Realized  Losses as set forth in Section 4.05, and evidencing (i) an interest  designated as a
"regular  interest"  in REMIC II for  purposes of the REMIC  Provisions  and (ii) the right to receive Basis Risk Shortfalls.

        Class  M-6  Margin:  With  respect  to any  Distribution  Date  prior  to  the  second
Distribution  Date after the first possible  Optional  Termination Date, 1.700% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first possible
Optional Termination Date, 2.550% per annum.

        Class M-6 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution Date after distribution of the Class A Principal  Distribution Amount,  Class M-1
Principal Distribution Amount,  Class M-2 Principal  Distribution Amount,  Class M-3 Principal
Distribution  Amount,   Class M-4  Principal   Distribution  Amount  and  Class M-5  Principal
Distribution  Amount  or (ii) on or  after  the  Stepdown  Date if a  Trigger  Event is not in effect for that Distribution Date, the lesser of:

        (i)    the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount,  Class M-1 Principal  Distribution
Amount,  the  Class M-2  Principal  Distribution  Amount,   Class M-3  Principal  Distribution
Amount,  Class M-4 Principal  Distribution Amount and Class M-5 Principal Distribution Amount;
and

        (ii)   the excess, if any, of (A) the sum of (1) the aggregate  Certificate  Principal
Balance  of  the  Class A,   Class M-1,   Class M-2,   Class M-3,   Class M-4   and  Class M-5
Certificates  (after  taking into  account the payment of the Class A  Principal  Distribution
Amount, the Class M-1  Principal  Distribution  Amount, the Class M-2  Principal  Distribution
Amount, the Class M-3  Principal  Distribution  Amount, the Class M-4  Principal  Distribution
Amount  and the  Class M-5  Principal  Distribution  Amount  for that  Distribution  Date) and
(2) the Certificate Principal Balance of the Class M-6 Certificates  immediately prior to that
Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination
Percentage and (2) the  aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class M-7 Certificate:  Any one of the Class M-7 Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed to the
Standard  Terms as Exhibit B, senior to the Class M-8, Class M-9,  Class SB  Certificates  and
Class R Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in Section 4.05, and evidencing (i) an interest  designated as a "regular  interest"
in REMIC II for  purposes  of the REMIC  Provisions  and (ii) the right to receive  Basis Risk
Shortfalls.

        Class  M-7  Margin:  With  respect  to any  Distribution  Date  prior  to  the  second
Distribution  Date after the first possible  Optional  Termination Date, 2.000% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first possible
Optional Termination Date, 3.000% per annum.

        Class M-7 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution Date after distribution of the Class A Principal  Distribution Amount,  Class M-1
Principal Distribution Amount,  Class M-2 Principal  Distribution Amount,  Class M-3 Principal
Distribution   Amount,   Class M-4   Principal   Distribution   Amount,   Class M-5  Principal
Distribution  Amount  and  Class M-6  Principal  Distribution  Amount or  (ii) on or after the
Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

        (i)    the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount,  Class M-1 Principal  Distribution
Amount,  Class M-2 Principal  Distribution  Amount,  Class M-3 Principal  Distribution Amount,
Class M-4  Principal   Distribution  Amount,   Class M-5  Principal  Distribution  Amount  and
Class M-6 Principal Distribution Amount; and

        (ii)   the excess, if any, of (A) the sum of (1) the aggregate  Certificate  Principal
Balance of the Class A, Class M-1,  Class M-2,  Class M-3,  Class M-4, Class M 5 and Class M-6
Certificates  (after  taking into  account the payment of the Class A  Principal  Distribution
Amount,  Class M-1 Principal  Distribution  Amount,  Class M-2 Principal  Distribution Amount,
Class M-3 Principal Distribution Amount,  Class M-4 Principal  Distribution Amount,  Class M-5
Principal   Distribution  Amount  and  Class M-6   Principal   Distribution  Amount  for  that
Distribution  Date) and (2) the Certificate  Principal  Balance of the Class M-7  Certificates
immediately  prior to that  Distribution  Date over (B) the  lesser of (x) the  product of (1)
the applicable  Subordination  Percentage and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated  Principal  Balance of the Mortgage Loans after  giving  effect  to  distributions  to be made  on  that  Distribution  Date,  over  the
Overcollateralization Floor.

        Class M-8 Certificate:  Any one of the Class M-8 Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed to the
Standard  Terms as  Exhibit  B,  senior to the Class M-9,  Class SB  Certificates  and Class R
Certificates  with  respect to  distributions  and the  allocation  of Realized  Losses as set forth in Section 4.05, and evidencing  (i) an interest  designated as a "regular  interest" in
REMIC II for  purposes  of the REMIC  Provisions  and (ii) the  right to  receive  Basis  Risk
Shortfalls.

        Class  M-8  Margin:  With  respect  to any  Distribution  Date  prior  to  the  second
Distribution  Date after the first possible  Optional  Termination Date, 2.000% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first possible
Optional Termination Date, 3.000% per annum.

        Class M-8 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution Date after distribution of the Class A Principal  Distribution Amount,  Class M-1
Principal Distribution Amount,  Class M-2 Principal  Distribution Amount,  Class M-3 Principal
Distribution   Amount,   Class M-4   Principal   Distribution   Amount,   Class M-5  Principal
Distribution  Amount,   Class M-6  Principal   Distribution  Amount  and  Class M-7  Principal
Distribution  Amount  or (ii) on or  after  the  Stepdown  Date if a  Trigger  Event is not in effect for that Distribution Date, the lesser of:

        (i)    the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount,  Class M-1 Principal  Distribution
Amount,  Class M-2 Principal  Distribution  Amount,  Class M-3 Principal  Distribution Amount,
Class M-4 Principal Distribution Amount,  Class M-5 Principal  Distribution Amount,  Class M-6
Principal Distribution Amount and Class M-7 Principal Distribution Amount; and

        (ii)   the excess, if any, of (A) the sum of (1) the aggregate  Certificate  Principal
Balance of the Class A, Class M-1,  Class M-2,  Class M-3, Class M-4, Class M 5, Class M-6 and
Class M-7  Certificates  (after  taking into  account  the  payment of the  Class A  Principal
Distribution   Amount,   Class M-1   Principal   Distribution   Amount,   Class M-2  Principal
Distribution   Amount,   Class M-3   Principal   Distribution   Amount,   Class M-4  Principal
Distribution   Amount,   Class M-5   Principal   Distribution   Amount,   Class M-6  Principal
Distribution  Amount and Class M-7  Principal  Distribution Amount for that Distribution Date)
and (2) the Certificate Principal Balance of the Class M-8  Certificates  immediately prior to that  Distribution  Date  over  (B) the  lesser  of (x)  the  product  of (1)  the  applicable
Subordination  Percentage  and (2) the  aggregate  Stated  Principal  Balance of the  Mortgage
Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution  Date, over the  Overcollateralization
Floor.

        Class M-9 Certificate:  Any one of the Class M-9 Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed to the
Standard  Terms as Exhibit B,  senior to the Class SB  Certificates  and Class R  Certificates
with respect to  distributions  and the allocation of Realized  Losses as set forth in Section
4.05,  and  evidencing  (i) an interest  designated  as a "regular  interest"  in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive Basis Risk Shortfalls.

        Class  M-9  Margin:  With  respect  to any  Distribution  Date  prior  to  the  second
Distribution  Date after the first possible  Optional  Termination Date, 2.000% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first possible
Optional Termination Date, 3.000% per annum.

        Class M-9 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution Date after distribution of the Class A Principal  Distribution Amount,  Class M-1
Principal Distribution Amount,  Class M-2 Principal  Distribution Amount,  Class M-3 Principal
Distribution   Amount,   Class M-4   Principal   Distribution   Amount,   Class M-5  Principal
Distribution   Amount,   Class M-6   Principal   Distribution   Amount,   Class M-7  Principal
Distribution  Amount  and  Class M-8  Principal  Distribution  Amount  or (ii) on or after the
Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

        (i)    the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount,  Class M-1 Principal  Distribution
Amount,  Class M-2 Principal  Distribution  Amount,  Class M-3 Principal  Distribution Amount,
Class M-4 Principal Distribution Amount,  Class M-5 Principal  Distribution Amount,  Class M-6
Principal   Distribution  Amount,   Class M-7  Principal  Distribution  Amount  and  Class M-8
Principal Distribution Amount; and

        (ii)   the excess, if any, of (A) the sum of (1) the aggregate  Certificate  Principal
Balance of the Class A,  Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M 5, Class M-6,
Class M-7 and  Class M-8  Certificates  (after  taking into account the payment of the Class A
Principal Distribution Amount,  Class M-1 Principal  Distribution Amount,  Class M-2 Principal
Distribution   Amount,   Class M-3   Principal   Distribution   Amount,   Class M-4  Principal
Distribution   Amount,   Class M-5   Principal   Distribution   Amount,   Class M-6  Principal
Distribution  Amount,   Class M-7  Principal   Distribution  Amount  and  Class M-8  Principal
Distribution Amount for that Distribution Date) and (2) the  Certificate  Principal Balance of
the Class M-9  Certificates  immediately  prior to that  Distribution Date over (B) the lesser of (x) the  product  of (1) the  applicable  Subordination  Percentage  and (2) the  aggregate
Stated  Principal  Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate Stated Principal
Balance  of the  Mortgage  Loans  after  giving  effect  to  distributions  to be made on that
Distribution Date, over the Overcollateralization Floor.

        Class R Certificate:  Any one of the Class R-I, Class R-II or Class R-X Certificates.

        Class R-I Certificate:  Any one of the Class R-I Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed to the
Standard  Terms as Exhibit D and  evidencing an interest  designated as a "residual  interest"
in REMIC I for purposes of the REMIC Provisions.

        Class  R-II  Certificate:  Any one of the  Class  R-II  Certificates  executed  by the
Trustee and  authenticated by the Certificate  Registrar  substantially in the form annexed to the  Standard  Terms as  Exhibit  D and  evidencing  an  interest  designated  as a  "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Class R-X Certificate:  Any one of the Class R-X Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed to the
Standard  Terms as Exhibit D and  evidencing an interest  designated as a "residual  interest"
in REMIC III for purposes of the REMIC Provisions.

        Class SB  Certificate:  Any one of the Class SB  Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed to the
Standard  Terms  as  Exhibit  C-II,  subordinate  to the  Class  A  Certificates  and  Class M
Certificates  with  respect to  distributions  and the  allocation  of Realized  Losses as set forth in Section  4.05,  and  evidencing  ownership of the interest  designated  as the single
"regular  interest" in REMIC III for purposes of the REMIC  Provisions,  together with certain obligations with respect to payments of Basis Risk Shortfall amounts.

        Clearstream:  Clearstream Banking, societe anonyme.

        Closing Date:  May 30, 2007.

        Corporate  Trust  Office:  The  principal  office  of  the  Trustee  at  which  at any particular  time  its  corporate  trust  business  with  respect  to this  Agreement  shall be administered,  which  office at the date of the  execution  of this  instrument  is located at
1761 East St. Andrew Place, Santa Ana, California 92705-4934,  Attention:  Residential Funding
Company, LLC, RALI 2007-QO4.

        Cut-off Date Balance:  $511,013,829.44.

        Cut-off Date:  May 1, 2007.

        Deferred  Interest:  The  amount  of  interest  which  is  deferred  and  added to the principal  balance of a Mortgage Loan due to negative  amortization.  For purposes of REMIC I,
Deferred  Interest  shall be  allocated  to REMIC I Regular  Interest  LT1 in reduction of the
portion  of  the  Uncertificated   Accrued  Interest  thereon  distributable  on  the  related
Distribution  Date and shall  result in an increase in the  principal  balance  thereof to the extent of such reduction.

        Determination Date:  With respect to any Distribution Date, the second Business Day prior to each Distribution Date.

        Discount Net Mortgage Rate:  Not applicable.

        Due Period:  With respect to each Distribution  Date, the calendar month in which such
Distribution Date occurs.

        Euroclear:  Euroclear Bank, S.A./N.A., as operator of The Euroclear System.

        Excess Bankruptcy Loss:  Not applicable.

        Excess Cash Flow:  With respect to any  Distribution  Date, an amount equal to the sum of (A) the excess of (i) the  Available  Distribution  Amount for that  Distribution Date over
(ii) the sum of (a) the Interest  Distribution  Amount for that  Distribution Date and (b) the lesser of (1) the  aggregate  Certificate  Principal Balance of Class A Certificates and Class
M Certificates  immediately prior to such  Distribution Date and (2) the Principal  Remittance
Amount for that  Distribution  Date to the extent not  applied to pay  interest on the Class A
Certificates   and   Class   M   Certificates   on  such   Distribution   Date   and   (B) the
Overcollateralization Reduction Amount, if any, for that Distribution Date.

        Excess Fraud Loss:  Not applicable.

        Excess  Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the excess,  if any, of (a) the  Overcollateralization  Amount on such  Distribution Date over (b)
the Required Overcollateralization Amount.

        Excess Special Hazard Loss:  Not applicable.

        Excess Subordinate Principal Amount:  Not applicable.

        Expense Fee Rate:  With respect to any Mortgage Loan as of any date of  determination, the sum of the  Servicing  Fee  Rate and the rate per  annum  at which  the  Subservicing  Fee accrues.

        Gross Margin:  With respect to each Mortgage Loan,  the fixed  percentage set forth in the related  Mortgage Note and indicated on the Mortgage Loan Schedule  attached hereto as the
"NOTE  MARGIN,"  which  percentage  is added to the related Index on each  Adjustment  Date to determine  (subject to rounding in accordance  with the related  Mortgage  Note,  the Periodic
Cap, the Maximum  Mortgage Rate and the Minimum  Mortgage  Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

        Index:  With respect to any Mortgage Loan and as to any Adjustment Date therefor,  the related index as stated in the related Mortgage Note.

        Initial Subordinate Class Percentage:  Not applicable.

        Interest Accrual Period:  (i) With respect to the Distribution  Date in June 2007, the period  commencing  on the  Closing  Date and  ending  on the day  immediately  preceding  the
Distribution  Date in  June  2007,  and  with  respect  to any  Distribution  Date  after  the
Distribution  Date in June 2007, the period  commencing on the Distribution  Date in the month immediately  preceding the month in which such  Distribution Date occurs and ending on the day immediately preceding such Distribution Date.

        Interest  Carryforward  Amount:  With respect to any Class of Class A Certificates and
Class M Certificates  and any Distribution  Date, the sum of (a) on any  Distribution  Date on
which the Pass-Through  Rate is equal to the Available Funds Rate, the excess,  if any, of (i)
Accrued  Certificate  Interest  for such Class  assuming the Net Rate Cap was equal to the Net
WAC Cap Rate for such  Distribution  Date over (ii) Accrued  Certificate  Interest  calculated based on such  Available  Funds Rate and (b)  interest  on the amount  calculated  pursuant to clause (a) for any prior  Distribution  Date that remains  unreimbursed at a rate equal to the lesser  of (x)  LIBOR  plus  the  related  Margin  and  (y) the Net  WAC  Cap  Rate  for  such
Distribution Date.

        Interest  Distribution  Amount:  For  any  Distribution  Date,  the  aggregate  of the amounts payable pursuant to Section 4.02(c)(i).

        Interest Only Certificates:  None.

        Interest  Remittance  Amount:  With respect to any  Distribution  Date, the portion of the  Available  Distribution  Amount  for such  Distribution  Date  attributable  to  interest received or advanced with respect to the Mortgage Loans, net of the Expense Fee Rate.

        LIBOR:  With  respect to any  Distribution  Date,  the  arithmetic  mean of the London interbank  offered rate  quotations for one-month  U.S.  Dollar  deposits,  expressed on a per annum basis, determined in accordance with Section 1.02.

        LIBOR  Business  Day:  Any day other  than (i) a  Saturday  or Sunday or (ii) a day on which  banking  institutions  in London,  England are required or  authorized  to by law to be closed.

        LIBOR Certificates:  The Class A Certificates and Class M Certificates.

        LIBOR Rate Adjustment Date: With respect to each  Distribution  Date, the second LIBOR
Business Day immediately preceding the commencement of the related Interest Accrual Period.

        Liquidation  Proceeds:  As  defined in the  Standard  Terms but  excluding  Subsequent
Recoveries.

        Margin:  The Class A-1  Margin,  Class  A-1-a  Margin,  Class  A-2  Margin,  Class A-3
Margin,  Class M-1 Margin,  Class M-2 Margin,  Class M-3 Margin,  Class M-4 Margin,  Class M-5
Margin,  Class  M-6  Margin,  Class M-7  Margin,  Class M-8  Margin  or Class M-9  Margin,  as
applicable.

        Marker Rate: With respect to the Class SB  Certificates  or REMIC II Regular  Interest
SB-IO and any  Distribution  Date,  a per  annum  rate  equal to two (2)  times  the  weighted average of the  Uncertificated  REMIC I  Pass-Through  Rates for REMIC I Regular  Interest LT2
and REMIC I Regular Interest LT3.

        Maturity  Date:  May 25,  2047,  the  Distribution  Date in the  month  of the  latest scheduled maturity date of any Mortgage Loan.

        Maximum  Mortgage  Rate:  As to any  Mortgage  Loan,  the per annum rate  indicated in
Mortgage  Loan  Schedule  hereto  attached  hereto as the "NOTE  CEILING,"  which  rate is the maximum  interest  rate that may be  applicable  to such  Mortgage Loan at any time during the life of such Mortgage Loan.

        Maximum Net  Mortgage  Rate:  As to any Mortgage  Loan and any date of  determination, the Maximum Mortgage Rate minus the Expense Fee Rate.

        Mortgage Loan Schedule:  The list or lists of the Mortgage  Loans  attached  hereto as
Exhibit  One ( and as  amended  from  time  to time  to  reflect  the  addition  of  Qualified
Substitute Mortgage Loans),  which list or lists shall set forth the following  information as to each Mortgage Loan:

        (i)    the Mortgage Loan identifying number ("RFC LOAN #");

        (ii)   the maturity of the Mortgage Note ("MATURITY DATE");

        (iii)  the Mortgage Rate as of origination ("ORIG RATE");

        (iv)   the Mortgage Rate as of the Cut-off Date ("CURR RATE");

        (v)    the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

        (vi)   the  scheduled  monthly  payment of  principal,  if any, and interest as of the
Cut-off Date ("ORIGINAL P & I" or "CURRENT P & I");

        (vii)  the Cut-off Date Principal Balance ("PRINCIPAL BAL");

        (viii) the Maximum Mortgage Rate ("NOTE CEILING");

        (ix)   the maximum Net Mortgage Rate ("NET CEILING");

        (x)    the Note Margin ("NOTE MARGIN");

        (xi)   the Note Margin ("NOTE MARGIN");

        (xii)  the Periodic Cap ("PERIODIC DECR" or "PERIODIC INCR");

        (xiii) the rounding of the  semi-annual  or annual  adjustment  to the  Mortgage  Rate
("NOTE METHOD");

        (xiv)  the Loan-to-Value Ratio at origination ("LTV");

        (xv)   the rate at which the  Subservicing  Fee accrues  ("SUBSERV  FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

        (xvi)  a code "T," "BT" or "CT"  under the column "LN  FEATURE,"  indicating  that the
Mortgage Loan is secured by a second or vacation residence; and

        (xvii) a code "N" under the column "OCCP CODE,"  indicating  that the Mortgage Loan is secured by a non-owner occupied residence.

        (ix)   a  code  "Y"  under  the  column  "PREPAY_PENALTY_IND,"   indicating  that  the
Mortgage Loan is a Prepayment Charge Loan.

        Such schedule may consist of multiple  reports that  collectively set forth all of the information required.

        Mortgage  Rate:  With respect to any  Mortgage  Loan,  the interest  rate borne by the related Mortgage Note, or any modification  thereto other than a Servicing  Modification.  The
Mortgage  Rate on each  Mortgage  Loan will  adjust on each  Adjustment  Date to equal the sum
(rounded  to the nearest  multiple of one eighth of one percent  (0.125%) or up to the nearest one-eighth  of one  percent,  which are  indicated  by a "U" on the  Mortgage  Loan  Schedule, except in the case of the Mortgage  Loans  indicated by an "X" on the Mortgage  Loan  Schedule under the heading  "NOTE  METHOD"),  of the related  Index plus the Note Margin,  in each case subject to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

        Net  Mortgage   Rate:   With  respect  to  any  Mortgage   Loan  as  of  any  date  of
determination,  a per annum rate equal to the Mortgage  Rate for such Mortgage Loan as of such date minus the related Expense Fee Rate.

        Net  Rate  Cap:  With  respect  to any  Class  of  Class A  Certificates  and  Class M
Certificates  and any  Distribution  Date, the lesser of (i) the Net WAC Cap Rate and (ii) the
Available Funds Rate.

        Net WAC Cap Rate:  With  respect to any  Distribution  Date,  a per annum rate  (which will not be less than zero) equal to the  weighted  average of the Net  Mortgage  Rates of the
Mortgage  Loans using the Net Mortgage  Rates in effect on such  Mortgage  Loans as of the end of the  calendar  month  immediately  preceding  the  month in which  such  Distribution  Date occurs, multiplied by a fraction,  expressed as a percentage, the numerator of which is 30 and the denominator of which is the actual number of days in the related  Interest  Accrual Period for such Certificates.

        Note Margin:  With respect to each Mortgage  Loan,  the fixed  percentage set forth in the related  Mortgage  Note and  indicated in Exhibit One hereto as the "NOTE  MARGIN,"  which percentage  is added to the Index on each  Adjustment  Date to determine  (subject to rounding in accordance  with the related  Mortgage  Note,  the Periodic Cap, the Maximum  Mortgage Rate
and the Minimum  Mortgage  Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

        Notional  Amount:  With  respect  to the  Class SB  Certificates  or REMIC II  Regular
Interest SB-IO,  immediately  prior to any Distribution  Date is equal to the aggregate of the
Uncertificated   Principal   Balances  of  the  REMIC  I  Regular  Interests  other  than  the
Uncertificated Principal Balance of REMIC I Regular Interest P.

        Offered Certificates:  The Class A Certificates and the Class M Certificates.

        Optional  Termination  Date:  Any  Distribution  Date on or after which the  aggregate
Stated  Principal   Balance  (after  giving  effect  to  distributions  to  be  made  on  such
Distribution Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

        Overcollateralization  Amount:  With respect to any Distribution  Date, the excess, if any, of (a) the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans  before  giving effect to  distributions  of  principal  to be made on such  Distribution  Date  over  (b) the aggregate  Certificate  Principal Balance of the Class A Certificates and Class M Certificates
before taking into account distributions of principal to be made on such Distribution Date.

        Overcollateralization  Floor:  An amount equal to the product of 0.50% and the Cut-off
Date Balance.

        Overcollateralization  Increase  Amount:  With respect to any  Distribution  Date, the lesser of  (a) Excess  Cash Flow for that  Distribution  Date (to the extent not used to cover the amounts  described  in clauses  (b)(iv),  (v) and  (vi) of  the  definition  of  Principal
Distribution  Amount as of such  Distribution  Date) and  (b) the  excess of (1) the  Required
Overcollateralization  Amount for such  Distribution  Date over (2) the  Overcollateralization
Amount for such Distribution Date.

        Overcollateralization  Reduction  Amount:  With  respect to any  Distribution  Date on which the  Excess  Overcollateralization  Amount  is,  after  taking  into  account  all other
distributions   to  be   made   on  such   Distribution   Date,   greater   than   zero,   the
Overcollateralization  Reduction  Amount  shall be  equal  to the  lesser  of  (i) the  Excess
Overcollateralization  Amount for that  Distribution  Date and (ii) the  Principal  Remittance
Amount on such Distribution Date.

        Pass-Through  Rate: With respect to each class of  Certificates  (other than the Class
SB and  Class R  Certificates),  and any  Distribution  Date,  a per annum  rate  equal to the lesser of (i) LIBOR plus the related Margin for such  Distribution  Date and (ii) the Net Rate
Cap for such Distribution Date.

        With respect to the REMIC II Regular Interest SB-IO and any Distribution  Date, a rate per annum equal to the  percentage  equivalent  of a fraction,  the  numerator of which is the sum of  the  amounts  calculated  pursuant  to  clauses  (i)  through  (iii)  below,  and  the denominator  of which is the  aggregate  principal  balance of the REMIC I Regular  Interests.
For purposes of calculating  the  Pass-Through  Rate for the REMIC II Regular  Interest SB-IO,
the numerator is equal to the sum of the following components:

        (i)    the  Uncertificated  REMIC I Pass-Through Rate for REMIC I Regular Interest LT1
minus the Marker  Rate,  applied to a notional  amount equal to the  Uncertificated  Principal
Balance of REMIC I Regular Interest LT1;

        (ii)   the  Uncertificated  REMIC I Pass-Through Rate for REMIC I Regular Interest LT2
minus the Marker  Rate,  applied to a notional  amount equal to the  Uncertificated  Principal
Balance of REMIC I Regular Interest LT2; and

        (iii)  the  Uncertificated  REMIC I Pass-Through Rate for REMIC I Regular Interest LT4
minus  twice the  Marker  Rate,  applied  to a  notional  amount  equal to the  Uncertificated
Principal Balance of REMIC I Regular Interest LT4.

        Permanent  Regulation  S  Global  Offered  Certificate:   Any  one  of  the  Class  SB
Certificates  substantially in the form of Exhibit Nine-B hereto,  and as more fully described in Section 5.02(i) hereof.

        Prepayment  Assumption:  The  prepayment  assumption  to be used for  determining  the accrual of original issue  discount and premium and market  discount on the  Certificates  for federal  income tax  purposes,  which assumes a constant  prepayment  rate of 25% per annum of the then outstanding principal balance of the Mortgage Loans.

        Prepayment  Charge:  With respect to any Mortgage  Loan,  the charges or premiums,  if any,  received  in  connection  with a full or partial  prepayment  of such  Mortgage  Loan in accordance with the terms thereof.

        Prepayment  Charge  Loan:  Any  Mortgage  Loan for which a  Prepayment  Charge  may be assessed  and to which such  Prepayment  Charge the Class SB  Certificates  are  entitled,  as indicated on the Mortgage Loan Schedule.

        Principal  Distribution  Amount:  With respect to any Distribution Date, the lesser of
(a) the  excess  of (x)  Available  Distribution  Amount  over (y) the  Interest  Distribution
Amount and (b) the sum of:

        (i)    except  to the  extent  applied  to offset  Deferred  Interest,  the  principal portion of each Monthly  Payment  received or Advanced  with respect to the related Due Period on each Outstanding Mortgage Loan;

        (ii)   the  Stated  Principal  Balance of any  Mortgage  Loan  repurchased  during the related  Prepayment  Period (or deemed to have been so repurchased in accordance  with Section
3.07(b))  pursuant  to  Section  2.02,  2.03,  2.04 or 4.07 and the  amount  of any  shortfall deposited in the Custodial  Account in connection with the  substitution of a Deleted Mortgage
Loan  pursuant to Section 2.03 or 2.04 during the prior  calendar  month,  in each case to the extent not applied to offset Deferred Interest;

        (iii)  except  to the  extent  applied  to offset  Deferred  Interest,  the  principal portion  of all other  unscheduled  collections,  other  than  Subsequent  Recoveries,  on the
Mortgage Loans  received (or deemed to have been so received)  during the prior calendar month or, in the case of  Principal  Prepayments  in Full,  during the  related  Prepayment  Period, including,  without limitation,  Curtailments,  Insurance Proceeds,  Liquidation Proceeds, REO
Proceeds  and  Principal  Prepayments,  to the  extent  applied  by  the  Master  Servicer  as recoveries of principal pursuant to Section 3.14;

        (iv)   the lesser of  (1) Subsequent  Recoveries  for such  Distribution  Date and, to the  extent  not  applied  to offset  Deferred  Interest,  (2) the  principal  portion  of any
Realized  Losses  allocated to the Class A Certificates  and Class M  Certificates  on a prior
Distribution Date and remaining unpaid;

        (v)    the  lesser of  (1) the  Excess  Cash Flow for such  Distribution  Date (to the extent not used  pursuant to clause  (iv) of this  definition on such  Distribution  Date) and
(2) the  principal  portion of any Realized  Losses incurred (or deemed to have been incurred)
on any  Mortgage  Loans in the  calendar  month  preceding  such  Distribution  Date  that are allocated to any Class of Certificates; and

        (vi)   the  lesser of (a) the  Excess  Cash Flow for such  Distribution  Date,  to the extent not used  pursuant  to clauses  (iv) and (v) of this  definition  on such  Distribution
Date, and (b) the amount of any  Overcollateralization  Increase Amount for such  Distribution
Date;

        minus

        (vii)  (A)  the  amount  of  any  Overcollateralization   Reduction  Amount  for  such
Distribution  Date and (B) the  amount of any  Capitalization  Reimbursement  Amount  for such
Distribution Date.

        Principal Only Certificates:  None.

        Principal  Remittance  Amount:  With  respect to any  Distribution  Date,  all amounts described in clauses (b)(i) through (iii) of the definition of Principal  Distribution  Amount for that Distribution Date.

        Record  Date:  With  respect  to each  Distribution  Date and each Class of Book Entry
Certificates,  the Business Day  immediately  preceding such  Distribution  Date. With respect to each Class of  Definitive  Certificates,  the close of business on the last Business Day of the month next preceding the month in which the related  Distribution  Date occurs,  except in the case of the first Record Date which shall be the Closing Date.

        Regulation  S  Purchaser:  An entity that is not a U.S.  Person  within the meaning of
Regulation S under the 1933 Act.

        Relief Act:  The Servicemembers Civil Relief Act, as amended.

        Relief Act  Shortfalls:  Interest  shortfalls on the Mortgage Loans resulting from the
Relief Act or similar legislation or regulations.

        REMIC I: The  segregated  pool of assets with respect to which a REMIC  election is to be made, consisting of:

        (i)    the Mortgage Loans and the related Mortgage Files,

        (ii)   all payments  and  collections  in respect of the Mortgage  Loans due after the
Cut-off Date (other than  Monthly  Payments due in the month of the Cut-off Date ) as shall be on  deposit  in the  Custodial  Account  or in  the  Certificate  Account  and  identified  as belonging to the Trust Fund,

        (iii)  property  which  secured a Mortgage  Loan and which has been  acquired  for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

        (iv)   the hazard insurance policies and Primary Insurance Policies, if any,  and

(v)     all proceeds of clauses (i) through (iv) above.

        REMIC  I Distribution  Amount: For any Distribution  Date, the Available  Distribution
Amount shall be  distributed to the REMIC I Regular  Interests and the Class R-I  Certificates
in the following amounts and priority:

                (i)    to the extent of the Available  Distribution Amount, to REMIC II as the
holder of REMIC I Regular  Interests  LT1,  LT2, LT3 and LT4, pro rata,  in an amount equal to
(A) their  Uncertificated  Accrued Interest for such  Distribution  Date, plus (B) any amounts in respect thereof remaining unpaid from previous  Distribution  Dates, in the case of REMIC I
Regular  Interest LT1 each such amount having first been reduced by any Deferred  Interest for the related Distribution Date; and

               (ii)    to the extent of the Available  Distribution Amount remaining after the distributions  made  pursuant  to clause (i)  above,  to REMIC II as the holder of the REMIC I
Regular Interests, in an amount equal to:

                      (A)     in respect of REMIC I Regular  Interests LT2, LT3 and LT4, their respective Principal Distribution Amounts;

                      (B)     in respect of REMIC I Regular  Interest LT1 any remainder  until the Uncertificated Principal Balance thereof is reduced to zero;

                      (C)     any remainder in respect of REMIC I Regular  Interests  LT2, LT3 and LT4, pro rata according to their respective  Uncertificated  Principal Balances as reduced
by  the   distributions   deemed  made   pursuant  to  (A)  above,   until  their   respective
Uncertificated Principal Balances are reduced to zero; and

                (iii)  any remaining amounts to the Holders of the Class R-I Certificates.

        REMIC I Principal  Reduction Amounts:  For any Distribution Date, the amounts by which the  principal  balances of REMIC I Regular  Interests  LT1,  LT2, LT3 and LT4,  respectively, will be  reduced  on such  Distribution  Date by the  allocation  of  Realized  Losses and the distribution of principal, determined as follows:

        For purposes of the succeeding  formulas the following symbols shall have the meanings set forth below:

        Y1 =   the  aggregate  principal  balance  of  REMIC  I  Regular  Interest  LT1  after distributions on the prior Distribution Date.

        Y2 =   the principal  balance of REMIC I Regular  Interest LT2 after  distributions on the prior Distribution Date.

        Y3 =   the principal  balance of REMIC I Regular  Interest LT3 after  distributions on the prior Distribution Date.

        Y4 =   the principal  balance of REMIC I Regular  Interest LT4 after  distributions on the prior Distribution Date (note:  Y3 = Y4).

        AY1 =  the REMIC I Regular Interest LT1 Principal Reduction Amount.

        AY2 =  the REMIC I Regular Interest LT2 Principal Reduction Amount.

        AY3 =  the REMIC I Regular Interest LT3 Principal Reduction Amount.

        AY4 =  the REMIC I Regular Interest LT4 Principal Reduction Amount.

        P0 =   the  aggregate  principal  balance of REMIC I Regular  Interests  LT1, LT2, LT3 and LT4 after  distributions  and the allocation of Realized Losses on the prior  Distribution
Date.

        P1 =   the  aggregate  principal  balance of REMIC I Regular  Interests  LT1, LT2, LT3 and  LT4  after  distributions  and  the  allocation  of  Realized  Losses  to be made on such
Distribution Date.

        AP =   P0 - P1 = the  aggregate  of REMIC I Regular  Interests  LT1,  LT2, LT3 and LT4
Principal Reduction Amounts.

              =the  aggregate  of the  principal  portions of Realized  Losses to be allocated to, and the  principal  distributions  to be made on, the  Certificates  on such  Distribution
Date  (including  distributions  of accrued and unpaid  interest on the Class SB  Certificates for prior Distribution Dates).

        R0 =   the Net WAC Cap  Rate  (stated  as a  monthly  rate)  after  giving  effect  to amounts distributed and Realized Losses allocated on the prior Distribution Date.

        R1 =   the Net WAC Cap  Rate  (stated  as a  monthly  rate)  after  giving  effect  to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

        a =    (Y2 +  Y3)/P0.  The  initial  value  of a on the  Closing  Date  for use on the first Distribution Date shall be 0.0001.

        a0 =   the  lesser of (A) the sum for all  Classes  of  Certificates,  other  than the
Class SB  Certificates,  of the product for each Class of (i) the  monthly  interest  rate (as limited by the Net WAC Cap Rate, if applicable)  for such Class  applicable for  distributions to be made on such  Distribution  Date and (ii) the aggregate  Certificate  Principal  Balance for such  Class  after  distributions  and the  allocation  of  Realized  Losses  on the prior
Distribution Date and (B) R0*P0.

        a1  =  the  lesser of (A) the sum for all  Classes  of  Certificates,  other  than the
Class SB  Certificates,  of the product for each Class of (i) the  monthly  interest  rate (as limited by the Net WAC Cap Rate, if applicable)  for such Class  applicable for  distributions to be made on the  next  succeeding  Distribution  Date and  (ii)  the  aggregate  Certificate
Principal  Balance for such Class after  distributions  and the allocation of Realized  Losses to be made on such Distribution Date and (B) R1*P1.

        Then, based on the foregoing definitions:

        AY1 =  AP - AY2 - AY3 - AY4;

        AY2 =  (a/2){( a0R1 - a1R0)/R0R1};

        AY3 =  aAP - AY2; and

        AY4 =  AY3

        if both AY2 and AY3, as so determined, are non-negative numbers.  Otherwise:

        (1)    If AY2, as so determined, is negative, then

        AY2 = 0;

        AY3 = a{a1R0P0 - a0R1P1}/{a1R0};

        AY4 = AY3; and

        AY1 = AP - AY2 - AY3 - AY4.

        (2)    If AY3, as so determined, is negative, then

        AY3 = 0;

        AY2 = a{a0R1P1 - a1R0P0}/{2R1R0P1 -  a1R0};

        AY4 = AY3; and

        AY1 = AP - AY2 - AY3 - AY4.

        REMIC I Realized  Losses:  Realized Losses on the Mortgage Loans shall be allocated to the REMIC I Regular  Interests  as follows:  The  interest  portion of Realized  Losses on the
Mortgage Loans,  if any, shall be allocated  among REMIC I Regular  Interests LT1, LT2 and LT4 pro rata  according  to the amount of  interest  accrued  but  unpaid  thereon,  in  reduction thereof.  Any  interest  portion of such  Realized  Losses in excess of the  amount  allocated pursuant  to the  preceding  sentence  shall be treated  as a  principal  portion of  Realized
Losses  not  attributable  to  any  specific  Mortgage  Loan  and  allocated  pursuant  to the succeeding  sentences.  The principal  portion of Realized  Losses on the Mortgage  Loans,  if any,  shall  be  allocated  first,  to REMIC I  Regular  Interests  LT2,  LT3 and LT4 pro rata according to their respective  Principal  Reduction Amounts to the extent thereof in reduction of the  Uncertificated  Principal Balance of such REMIC I Regular  Interests and, second,  the remainder,  if any, of such  principal  portion of such Realized  Losses shall be allocated to
REMIC I Regular Interest LT1 in reduction of the Uncertificated Principal Balance thereof.

        REMIC I Regular Interests:  REMIC I Regular Interests LT1, LT2, LT3 and LT4.

        REMIC I Regular  Interest LT1: A regular  interest in REMIC I that is held as an asset of REMIC  II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I Regular  Interest LT1  Principal  Distribution  Amount:  For any  Distribution
Date, the excess,  if any, of the REMIC I Regular Interest LT1 Principal  Reduction Amount for
such  Distribution  Date over the Realized  Losses  allocated to the REMIC I Regular  Interest
LT1 on such Distribution Date.

        REMIC I Regular  Interest LT2: A regular  interest in REMIC I that is held as an asset of REMIC  II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I Regular  Interest LT2  Principal  Distribution  Amount:  For any  Distribution
Date, the excess,  if any, of the REMIC I Regular Interest LT2 Principal  Reduction Amount for
such  Distribution  Date over the Realized  Losses  allocated to the REMIC I Regular  Interest
LT2 on such Distribution Date.

        REMIC I Regular  Interest LT3: A regular  interest in REMIC I that is held as an asset of REMIC  II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I Regular  Interest LT3  Principal  Distribution  Amount:  For any  Distribution
Date, the excess,  if any, of the REMIC I Regular Interest LT3 Principal  Reduction Amount for
such  Distribution  Date over the Realized  Losses  allocated to the REMIC I Regular  Interest
LT3 on such Distribution Date.

        REMIC I Regular  Interest LT4: A regular  interest in REMIC I that is held as an asset of REMIC  II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I Regular  Interest LT4  Principal  Distribution  Amount:  For any  Distribution
Date, the excess,  if any, of the REMIC I Regular Interest LT4 Principal  Reduction Amount for
such  Distribution  Date over the Realized  Losses  allocated to the REMIC I Regular  Interest
LT4 on such Distribution Date.

        REMIC II: The  segregated  pool of assets  subject  hereto,  constituting a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

        REMIC II  Regular  Interest:  Any one of  REMIC  II  Regular  Interest  A-1,  REMIC II
Regular  Interest A-1-a,  REMIC II Regular  Interest A-2, REMIC II Regular Interest A-3, REMIC
II Regular  Interest M-1, REMIC II Regular  Interest M-2, REMIC II Regular Interest M-3, REMIC
II Regular  Interest M-4, REMIC II Regular  Interest M-5, REMIC II Regular Interest M-6, REMIC
II Regular  Interest M-7, REMIC II Regular  Interest M-8, REMIC II Regular Interest M-9, REMIC
II Regular Interest SB-IO or REMIC II Regular Interest SB-PO.

        REMIC II Regular  Interest  A-1: A regular  interest in REMIC II which has a principal balance equal to the  principal  balance of the Class A-1  Certificates  and which is entitled to  interest  at a rate  equal to the  lesser of (i) LIBOR  plus the Class A-1 Margin and (ii)
the Net WAC Cap Rate.  Interest  accrued in any  Interest  Accrual  Period and not paid on the related  Distribution  Date shall  carry  forward  to each  succeeding  Distribution  Date and accrue  interest  at a rate equal to the lesser of (x) LIBOR plus the  related  Margin and (y)
the Net WAC Cap Rate for such Distribution Date.

        REMIC II  Regular  Interest  A-1-a:  A  regular  interest  in  REMIC  II  which  has a principal  balance equal to the principal  balance of the Class A-1-a  Certificates  and which is  entitled  to  interest  at a rate equal to the  lesser of (i) LIBOR  plus the Class  A-1-a
Margin and (ii) the Net WAC Cap Rate.  Interest  accrued in any  Interest  Accrual  Period and
not  paid  on  the  related   Distribution   Date  shall  carry  forward  to  each  succeeding
Distribution  Date and  accrue  interest  at a rate  equal to the lesser of (x) LIBOR plus the related Margin and (y) the Net WAC Cap Rate for such Distribution Date.

        REMIC  II  Regular  Interest  A-2:  A  regular  interest  in  REMIC  II which is has a principal  balance equal to the principal  balance of the Class A-2  Certificates and which is entitled  to  interest  at a rate  equal to the  lesser of (i) LIBOR plus the Class A-2 Margin and (ii) the Net WAC Cap Rate.  Interest  accrued in any Interest  Accrual Period and not paid on the  related  Distribution  Date  shall  carry  forward  to  each  succeeding  Distribution
Date and  accrue  interest at a rate equal to the lesser of (x) LIBOR plus the related  Margin and (y) the Net WAC Cap Rate for such Distribution Date.

        REMIC  II  Regular  Interest  A-3:  A  regular  interest  in  REMIC  II which is has a principal  balance equal to the principal  balance of the Class A-3  Certificates and which is entitled  to  interest  at a rate  equal to the  lesser of (i) LIBOR plus the Class A-3 Margin and (ii) the Net WAC Cap Rate.  Interest  accrued in any Interest  Accrual Period and not paid on the  related  Distribution  Date  shall  carry  forward  to  each  succeeding  Distribution
Date and  accrue  interest at a rate equal to the lesser of (x) LIBOR plus the related  Margin and (y) the Net WAC Cap Rate for such Distribution Date.

        REMIC  II  Regular  Interest  M-1:  A  regular  interest  in  REMIC  II which is has a principal  balance equal to the principal  balance of the Class M-1  Certificates and which is entitled  to  interest  at a rate  equal to the  lesser of (i) LIBOR plus the Class M-1 Margin and (ii) the Net WAC Cap Rate.  Interest  accrued in any Interest  Accrual Period and not paid on the  related  Distribution  Date  shall  carry  forward  to  each  succeeding  Distribution
Date and  accrue  interest at a rate equal to the lesser of (x) LIBOR plus the related  Margin and (y) the Net WAC Cap Rate for such Distribution Date.

        REMIC  II  Regular  Interest  M-2:  A  regular  interest  in  REMIC  II which is has a principal  balance equal to the principal  balance of the Class M-2  Certificates and which is entitled  to  interest  at a rate  equal to the  lesser of (i) LIBOR plus the Class M-2 Margin and (ii) the Net WAC Cap Rate.  Interest  accrued in any Interest  Accrual Period and not paid on the  related  Distribution  Date  shall  carry  forward  to  each  succeeding  Distribution
Date and  accrue  interest at a rate equal to the lesser of (x) LIBOR plus the related  Margin and (y) the Net WAC Cap Rate for such Distribution Date.

        REMIC  II  Regular  Interest  M-3:  A  regular  interest  in  REMIC  II which is has a principal  balance equal to the principal  balance of the Class M-3  Certificates and which is entitled  to  interest  at a rate  equal to the  lesser of (i) LIBOR plus the Class M-3 Margin and (ii) the Net WAC Cap Rate.  Interest  accrued in any Interest  Accrual Period and not paid on the  related  Distribution  Date  shall  carry  forward  to  each  succeeding  Distribution
Date and  accrue  interest at a rate equal to the lesser of (x) LIBOR plus the related  Margin and (y) the Net WAC Cap Rate for such Distribution Date.

        REMIC  II  Regular  Interest  M-4:  A  regular  interest  in  REMIC  II which is has a principal  balance equal to the principal  balance of the Class M-4  Certificates and which is entitled  to  interest  at a rate  equal to the  lesser of (i) LIBOR plus the Class M-4 Margin and (ii) the Net WAC Cap Rate.  Interest  accrued in any Interest  Accrual Period and not paid on the  related  Distribution  Date  shall  carry  forward  to  each  succeeding  Distribution
Date and  accrue  interest at a rate equal to the lesser of (x) LIBOR plus the related  Margin and (y) the Net WAC Cap Rate for such Distribution Date.
        REMIC  II  Regular  Interest  M-5:  A  regular  interest  in  REMIC  II which is has a principal  balance equal to the principal  balance of the Class M-5  Certificates and which is entitled  to  interest  at a rate  equal to the  lesser of (i) LIBOR plus the Class M-5 Margin and (ii) the Net WAC Cap Rate.  Interest  accrued in any Interest  Accrual Period and not paid on the  related  Distribution  Date  shall  carry  forward  to  each  succeeding  Distribution
Date and  accrue  interest at a rate equal to the lesser of (x) LIBOR plus the related  Margin and (y) the Net WAC Cap Rate for such Distribution Date.

        REMIC  II  Regular  Interest  M-6:  A  regular  interest  in  REMIC  II which is has a principal  balance equal to the principal  balance of the Class M-6  Certificates and which is entitled  to  interest  at a rate  equal to the  lesser of (i) LIBOR plus the Class M-6 Margin and (ii) the Net WAC Cap Rate.  Interest  accrued in any Interest  Accrual Period and not paid on the  related  Distribution  Date  shall  carry  forward  to  each  succeeding  Distribution
Date and  accrue  interest at a rate equal to the lesser of (x) LIBOR plus the related  Margin and (y) the Net WAC Cap Rate for such Distribution Date.

        REMIC  II  Regular  Interest  M-7:  A  regular  interest  in  REMIC  II which is has a principal  balance equal to the principal  balance of the Class M-7  Certificates and which is entitled  to  interest  at a rate  equal to the  lesser of (i) LIBOR plus the Class M-7 Margin and (ii) the Net WAC Cap Rate.  Interest  accrued in any Interest  Accrual Period and not paid on the  related  Distribution  Date  shall  carry  forward  to  each  succeeding  Distribution
Date and  accrue  interest at a rate equal to the lesser of (x) LIBOR plus the related  Margin and (y) the Net WAC Cap Rate for such Distribution Date.

        REMIC  II  Regular  Interest  M-8:  A  regular  interest  in  REMIC  II which is has a principal  balance equal to the principal  balance of the Class M-8  Certificates and which is entitled  to  interest  at a rate  equal to the  lesser of (i) LIBOR plus the Class M-8 Margin and (ii) the Net WAC Cap Rate.  Interest  accrued in any Interest  Accrual Period and not paid on the  related  Distribution  Date  shall  carry  forward  to  each  succeeding  Distribution
Date and  accrue  interest at a rate equal to the lesser of (x) LIBOR plus the related  Margin and (y) the Net WAC Cap Rate for such Distribution Date.

        REMIC  II  Regular  Interest  M-9:  A  regular  interest  in  REMIC  II which is has a principal  balance equal to the principal  balance of the Class M-9  Certificates and which is entitled  to  interest  at a rate  equal to the  lesser of (i) LIBOR plus the Class M-9 Margin and (ii) the Net WAC Cap Rate.  Interest  accrued in any Interest  Accrual Period and not paid on the  related  Distribution  Date  shall  carry  forward  to  each  succeeding  Distribution
Date and  accrue  interest at a rate equal to the lesser of (x) LIBOR plus the related  Margin and (y) the Net WAC Cap Rate for such Distribution Date.

        REMIC II Regular  Interest  SB-IO: A regular  interest in REMIC II that has no initial principal,  that bears  interest at the  related  Pass-Through  Rate,  and that has such other terms as are described herein.

        REMIC II Regular  Interest  SB-PO: A regular  interest in REMIC II that has an initial principal  balance equal to the initial  principal  balance for the Class SB Certificates,  as set forth in the  Preliminary  Statement,  that  bears no  interest,  and that has such  other terms as are described herein.

        REMIC III: The  segregated  pool of assets subject  hereto,  constituting a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate  REMIC  election is to be made,  consisting of REMIC II Regular  Interests  SB-IO and
SB-PO.

        REMIC III Regular  Interest:  The  beneficial  ownership  interest in REMIC III issued hereunder  and  designated  as a "regular  interest" in REMIC III,  the  ownership of which is evidenced  by the  Class SB  Certificates.  The  REMIC III  Regular  Interest  will not have a
Pass-Through  Rate,  but  will be  entitled  to 100% of all  amounts  distributed  on REMIC II
Regular Interests SB-IO and SB-PO.

        Required  Overcollateralization  Amount:  With  respect to any  Distribution  Date (i)
prior to the  Stepdown  Date,  an  amount  equal to 1.60% of the  aggregate  Stated  Principal
Balance of the Mortgage  Loans as of the Cut-off Date;  (ii) on or after the Stepdown Date but prior to the Distribution  Date in June 2013,  provided a Trigger Event is not in effect,  the greater of (x) 4.00% of the outstanding  aggregate  Stated  Principal  Balance of the Mortgage
Loans  after  giving  effect  to  distributions  made on that  Distribution  Date  and (y) the
Overcollateralization  Floor;  (iii)  on or  after  the  Stepdown  Date  and on or  after  the
Distribution  Date in June 2013,  provided a Trigger  Event is not in effect,  the  greater of
(x) 3.20% of the outstanding  aggregate Stated  Principal  Balance of the Mortgage Loans after
giving   effect   to   distributions   made   on   that   Distribution   Date   and   (y)  the
Overcollateralization  Floor;  or (iv) on or after the Stepdown  Date if a Trigger Event is in effect, the Required  Overcollateralization  Amount for the immediately preceding Distribution
Date;  provided  that the  Required  Overcollateralization  Amount  may be  reduced so long as written  confirmation  is obtained from each rating agency that the reduction  will not reduce the ratings  assigned to the Class A  Certificates  and  Class M  Certificates  by that rating agency  below  the  lower  of the  then-current  ratings  or the  ratings  assigned  to  those certificates as of the Closing Date by that rating agency.

        Rule 144A: Rule 144A under the Securities Act of 1933, as in effect from time to time.

        Rule  144A  Global  Offered  Certificate:   Any  one  of  the  Class  SB  Certificates
substantially  in the form of Exhibit  Nine-A hereto,  and as more fully  described in Section
5.02(i) hereof.

        Senior Certificate:  Any one of the Class A Certificates.

        Senior Enhancement  Percentage:  With respect to any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the  aggregate  Certificate  Principal  Balance of the
Class M  Certificates  and (ii) the  Overcollateralization  Amount,  in each case prior to the distribution  of the  Principal  Distribution  Amount on such  Distribution  Date,  by (y) the
aggregated   Stated   Principal   Balance  of  the  Mortgage  Loans  after  giving  effect  to distributions to be made on that Distribution Date.

        Sixty-Plus Delinquency  Percentage:  With respect to any Distribution Date on or after the Stepdown Date,  the arithmetic  average,  for each of the three  consecutive  Distribution
Dates ending with such Distribution  Date, of the fraction,  expressed as a percentage,  equal to (x) the aggregate Stated  Principal  Balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for the  applicable  Due Date  preceding  that
Distribution  Date,  including  Mortgage  Loans in  foreclosure,  REO  Properties and Mortgage
Loans in bankruptcy  over (y) the aggregate  Stated  Principal  Balance of all of the Mortgage
Loans immediately preceding that Distribution Date.

        Stated Principal  Balance:  With respect to any Mortgage Loan or related REO Property, as of any date of  determination,  (i) the sum of (a) the  Cut-off Date  Principal  Balance of
the Mortgage Loan plus (b) any  amount by which the Stated  Principal  Balance of the Mortgage
Loan has been increased  pursuant to a Servicing  Modification and (c) any amount by which the
Stated  Principal  Balance of the  Mortgage  Loan has been  increased  for  Deferred  Interest pursuant  to the terms of the  related  Mortgage  Note on or prior to the  Distribution  Date, minus (ii) the sum of (a) the  principal  portion of the Monthly  Payments due with respect to such  Mortgage  Loan or REO  Property  during  each Due  Period  ending  with  the Due  Period relating to the most recent  Distribution  Date which were  received or with  respect to which an Advance was made,  (b) all Principal  Prepayments with respect to such Mortgage Loan or REO
Property,  and all Insurance Proceeds,  Liquidation  Proceeds and REO Proceeds,  to the extent applied by the Master  Servicer as  recoveries of principal in  accordance  with  Section 3.14 with  respect to such  Mortgage  Loan or REO  Property,  in each case  which were  distributed pursuant  to  Section 4.02  on any  previous  Distribution  Date,  and (c) any  Realized  Loss incurred  with respect to such  Mortgage  Loan  allocated to  Certificateholders  with respect thereto for any previous Distribution Date.

        Stepdown  Date:  The  earlier  to  occur  of (1)  the  Distribution  Date  immediately following the Distribution  Date on which the aggregate  Certificate  Principal Balance of the
Class A  Certificates  has  been  reduced  to  zero  and (2) the  later  to  occur  of (x) the
Distribution  Date in June  2010  and (y) the  first  Distribution  Date on which  the  Senior
Enhancement  Percentage is greater than or equal to (a) on any Distribution  Date prior to the
Distribution  Date in June  2013,  28.00%  and (b) on any  Distribution  Date on or after  the
Distribution Date in June 2013, 22.40%.

        Subordination  Percentage:  With  respect  to each class of Class A  Certificates  and
Class M Certificates, the respective approximate percentage set forth in the table below:

                                        Class                        Percentage (1)          Percentage (2)
                                          A                             72.000%                 77.600%
                                         M-1                            79.375%                 83.500%
                                         M-2                            84.750%                 87.800%
                                         M-3                            86.000%                 88.800%
                                         M-4                            89.625%                 91.700%
                                         M-5                            90.875%                 92.700%
                                         M-6                            92.125%                 93.700%
                                         M-7                            93.500%                 94.800%
                                         M-8                            94.750%                 95.800%
                                         M-9                            96.000%                 96.800%

                      (1)    For any Distribution Date prior to the Distribution Date in
                             June 2013.
                       (2)    For any Distribution Date in June 2013 or thereafter.

        Temporary  Regulation  S  Global  Offered  Certificate:   Any  one  of  the  Class  SB
Certificates  substantially in the form of Exhibit Nine-C hereto,  and as more fully described in Section 5.02(i) hereof.

        Trigger Event: A Trigger Event is in effect with respect to any  Distribution  Date if either (a) the Sixty-Plus  Delinquency  Percentage,  as determined on that Distribution  Date, exceeds (i) with respect to any Distribution  Date up to and including the  Distribution  Date in May 2013,  25.00% of the Senior  Enhancement  Percentage for that Distribution Date or (ii)
with respect to any Distribution  Date on or after the Distribution  Date in June 2013, 31.25%
of the  Senior  Enhancement  Percentage  for that  Distribution  Date or (b) on or  after  the
Distribution  Date in June 2009,  the  aggregate  amount of  Realized  Losses on the  Mortgage
Loans as a percentage  of the initial  aggregate  Stated  Principal  Balance as of the Cut-off
Date exceeds the applicable amount set forth below:

o       June 2009 to May 2010:  0.20% with respect to June 2009, plus an additional  1/12th of
               0.25% for each month through May 2010.

o       June 2010 to May 2011:  0.45% with respect to June 2010, plus an additional  1/12th of
               0.30%  for each month through May 2011.

o       June 2011 to May 2012:  0.75% with respect to June 2011, plus an additional  1/12th of
               0.35% for each month through May 2012.

o       June 2012 to May 2013:  1.10% with respect to June 2012, plus an additional  1/12th of
               0.40% for each month through May 2013.

o       June 2013 to May 2014:  1.50% with respect to June 2013, plus an additional  1/12th of
               0.15%  for each month through May 2014.

o       June 2014 and thereafter: 1.65%.

        2007-QO4 REMIC:  Any of REMIC I,  REMIC II or REMIC III as the case may be.

        Uncertificated  Accrued Interest:  With respect to any Uncertificated Regular Interest for any  Distribution  Date,  one  month's  interest  at the  related  Uncertificated  REMIC I
Pass-Through Rate or Pass-Through  Rate, as applicable,  for such Distribution  Date,  accrued on its  Uncertificated  Principal  Balance or  Uncertificated  Notional Amount, as applicable,
immediately   prior  to  such   Distribution   Date.   Uncertificated   Accrued  Interest  for
Uncertificated  Regular  Interests  shall accrue on the basis of a 360-day year  consisting of twelve  30-day  months.  For  purposes of  calculating  the amount of  Uncertificated  Accrued
Interest  for  the  REMIC I  Regular  Interests  for any  Distribution  Date,  any  Prepayment
Interest  Shortfalls  and Relief Act  Shortfalls  (to the extent not  covered by  Compensating
Interest)  relating to the Mortgage Loans for any  Distribution  Date shall be allocated among
REMIC I Regular  Interests  LT1,  LT2, LT3 and LT4, pro rata,  based on, and to the extent of,
Uncertificated   Accrued  Interest,  as  calculated  without  application  of  this  sentence.
Uncertificated   Accrued   Interest  on  REMIC  II  Regular  Interest  SB-PO  shall  be  zero.
Uncertificated  Accrued  Interest  on REMIC II Regular  Interest  SB-IO for each  Distribution
Date shall equal Accrued Certificate Interest for the Class SB Certificates.

        Uncertificated  Notional Amount:  With respect to REMIC II Regular Interest SB-IO, the
Notional Amount for such Class.

        Uncertificated  Principal Balance: The principal amount of any Uncertificated  Regular
Interest  outstanding as of any date of determination.  The  Uncertificated  Principal Balance of each REMIC I Regular Interest shall be reduced first by Realized Losses  allocated  thereto by the definition of REMIC I Realized  Losses,  and by all  distributions  of principal deemed made on such REMIC I Regular  Interest on such  Distribution  Date.  With  respect to REMIC II
Regular  Interest SB-PO the initial amount set forth with respect  thereto in the  Preliminary
Statement  as reduced by  distributions  deemed  made in respect  thereof  pursuant to Section
4.02 and Realized  Losses  allocated  thereto  pursuant to Section  4.05.  The  Uncertificated
Principal Balance of each Uncertificated Regular Interest shall never be less than zero.

        Uncertificated  Regular Interests:  The REMIC I Regular Interests and REMIC II Regular
Interests SB-IO and SB-PO.

        Uncertificated  REMIC I Pass-Through  Rate: With respect to any Distribution  Date and
(i)  REMIC I  Regular  Interests  LT1 and LT2,  the Net WAC Cap  Rate,  (ii)  REMIC I  Regular
Interest  LT3,  zero  (0.00%) and (iii) REMIC I Regular  Interest  LT4,  twice the Net WAC Cap
Rate.

        Underwriter:  Residential Funding Securities LLC.

SECTION 1.02.  DETERMINATION OF LIBOR.

        LIBOR  applicable  to  the  calculation  of  the   Pass-Through   Rate  on  the  LIBOR
Certificates  for any  Interest  Accrual  Period  will be  determined  as of each  LIBOR  Rate
Adjustment  Date. On each LIBOR Rate  Adjustment  Date, or if such LIBOR Rate  Adjustment Date is not a Business Day, then on the next  succeeding  Business Day,  LIBOR shall be established by the  Trustee  and, as to any  Interest  Accrual  Period,  will equal the rate for one month
United States dollar  deposits that appears on the Reuters  Screen  LIBOR01 Page (or any other page as may replace that page on that service for the purpose of displaying  London  interbank offered  rates of major banks) as of 11:00 a.m.,  London time,  on such LIBOR Rate  Adjustment
Date.  If such rate  does not  appear on such page (or such  other  page as may  replace  that page on that service,  or if such service is no longer offered,  LIBOR shall be so established by use of such other service for  displaying  LIBOR or comparable  rates as may be selected by the Trustee  after  consultation  with the Master  Servicer),  the rate will be the  Reference
Bank Rate.  The  "Reference  Bank Rate" will be  determined on the basis of the rates at which deposits in U.S.  Dollars are offered by the  reference  banks (which shall be any three major banks that are  engaged  in  transactions  in the London  interbank  market,  selected  by the
Trustee after  consultation  with the Master  Servicer) as of 11:00 a.m.,  London time, on the
LIBOR Rate Adjustment Date to prime banks in the London  interbank  market for a period of one month in amounts  approximately  equal to the aggregate  Certificate  Principal Balance of the
LIBOR  Certificates  then  outstanding.  The Trustee will request the principal  London office of each of the  reference  banks to  provide a  quotation  of its  rate.  If at least two such quotations  are provided,  the rate will be the arithmetic  mean of the quotations  rounded up to the next  multiple  of 1/16%.  If on such date fewer than two  quotations  are  provided as requested,  the rate  will be the  arithmetic  mean of the rates  quoted by one or more  major banks in New York City,  selected by the Trustee after  consultation with the Master Servicer, as of 11:00  a.m.,  New York City  time,  on such date for loans in U.S.  Dollars  to  leading
European  banks for a period  of one month in  amounts  approximately  equal to the  aggregate
Certificate  Principal  Balance  of  the  LIBOR  Certificates  then  outstanding.  If no  such quotations can be obtained,  the rate will be LIBOR for the prior Distribution Date;  provided however,  if, under the priorities  described  above,  LIBOR for a Distribution  Date would be based on LIBOR  for the  previous  Distribution  Date for the third  consecutive  Distribution
Date, the Trustee,  after  consultation with the Master Servicer,  shall select an alternative comparable  index  (over which the Trustee has no  control),  used for  determining  one-month
Eurodollar  lending rates that is calculated  and published (or otherwise  made  available) by an independent party.

        The  establishment  of LIBOR by the Trustee and the Master  Servicer on any LIBOR Rate
Adjustment Date and the Master  Servicer's  subsequent  calculation of the  Pass-Through  Rate applicable  to the  LIBOR  Certificates  for the  relevant  Interest  Accrual  Period,  in the absence of manifest error, will be final and binding.

        Promptly  following  each LIBOR Rate  Adjustment  Date the  Trustee  shall  supply the
Master  Servicer  with the results of its  determination  of LIBOR on such date.  Furthermore, the Trustee will supply to any  Certificateholder  so requesting by telephone by calling (800)
735-7777 the Pass-Through  Rate on the LIBOR  Certificates for the current and the immediately preceding Interest Accrual Period.

SECTION 1.03.  USE OF WORDS AND PHRASES.

        "Herein," "hereby,"  "hereunder,"  "hereof,"  "hereinbefore,"  "hereinafter" and other equivalent  words refer to the Pooling and  Servicing  Agreement  as a whole.  All  references herein to Articles,  Sections or Subsections shall mean the corresponding  Articles,  Sections and  Subsections  in the Pooling and Servicing  Agreement.  The  definitions  set forth herein include both the singular and the plural.

ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01.  CONVEYANCE OF MORTGAGE LOANS.  (See Section 2.01 of the Standard Terms.)

SECTION 2.02.  ACCEPTANCE BY TRUSTEE.  (See Section 2.02 of the Standard Terms.)

SECTION 2.03.  REPRESENTATIONS,  WARRANTIES  AND  COVENANTS  OF THE MASTER  SERVICER  AND THE
COMPANY.

(A)     For  representations,  warranties  and covenants of the Master  Servicer,  see Section
     2.03(a) of the Standard Terms.

(B)     The  Company  hereby  represents  and  warrants  to the  Trustee  for the  benefit  of
     Certificateholders  that as of the Closing Date (or, if otherwise  specified below, as of the date so specified):

(i)     No Mortgage  Loan is 30 or more days  Delinquent  in payment of principal and interest as of the Cut-off Date and none of the Mortgage  Loans have been so  Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii)    The  information set forth in Exhibit One hereto with respect to each Mortgage Loan or the  Mortgage  Loans,  as the case may be, is true and correct in all  material respects at the date or dates respecting which such information is furnished;

(iii)   The Mortgage Loans are payment-option  adjustable-rate  mortgage loans with a negative amortization  feature with Monthly  Payments due on the first day of each month and terms to maturity at origination or modification of not more than 40 years;

(iv)    To the best of the  Company's  knowledge,  except in the case of 0.1% of the aggregate principal  balance of the Mortgage  Loans,  if a Mortgage  Loan is secured by a
               Mortgaged Property with a Loan-to-Value  Ratio at origination in excess of 80%, such  Mortgage Loan is the subject of a Primary  Insurance  Policy that insures
               (a) at least  35% of the  Stated  Principal  Balance  of the  Mortgage  Loan at
               origination if the  Loan-to-Value  Ratio is between 100.00% and 95.01%,  (b) at least 30% of the Stated  Principal  Balance of the Mortgage Loan at origination if the  Loan-to-Value  Ratio is between 95.00% and 90.01%,  (c) at least 25% of such balance if the  Loan-to-Value  Ratio is between  90.00% and 85.01% and (d)
               at least 12% of such balance if the  Loan-to-Value  Ratio is between 85.00% and
               80.01%.  To the best of the Company's  knowledge,  each such Primary  Insurance
               Policy is in full force and effect and the Trustee is entitled to the  benefits thereunder;

(v)     The  issuers  of  the  Primary  Insurance  Policies  are  insurance   companies  whose
               claims-paying abilities are currently acceptable to each Rating Agency;

(vi)    No more than 0.7% of the Mortgage Loans by aggregate  Stated  Principal  Balance as of the Cut-off  Date are secured by  Mortgaged  Properties  located in any one zip code  area in  California,  and no more  than  0.5% of the  Mortgage  Loans  by aggregate  Stated  Principal  Balance  as of the  Cut-off  Date are  secured by
               Mortgaged Properties located in any one zip code area outside California;

(vii)   The  improvements  upon the Mortgaged  Properties are insured against loss by fire and other hazards as required by the Program Guide,  including  flood  insurance if required  under the  National  Flood  Insurance  Act of 1968,  as amended.  The
               Mortgage  requires the  Mortgagor to maintain  such  casualty  insurance at the
               Mortgagor's  expense,  and on the Mortgagor's  failure to do so, authorizes the
               holder  of  the  Mortgage  to  obtain  and  maintain  such   insurance  at  the
               Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(viii)  Immediately prior to the assignment of the Mortgage Loans to the Trustee,  the Company
               had good  title to,  and was the sole  owner of,  each  Mortgage  Loan free and clear of any pledge, lien,  encumbrance or security interest (other than rights to servicing and related  compensation)  and such assignment  validly transfers ownership  of the  Mortgage  Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix)    No more than 92.09% of the Mortgage Loans by aggregate Stated Principal  Balance as of the Cut-off Date were underwritten under a reduced loan documentation  program, no more than 0.73% of the Mortgage Loans by aggregate Stated Principal  Balance as of the Cut-off Date were underwritten under a no-stated income program,  and no more than 0.00% of the Mortgage Loans by aggregate Stated Principal  Balance as of the Cut-off Date were underwritten under a no income/no asset program;

(x)     Except with respect to no more than 10.16% of the Mortgage  Loans by aggregate  Stated
               Principal  Balance as of the Cut-off  Date,  the Mortgagor  represented  in its loan  application  with respect to the related Mortgage Loan that the Mortgaged
               Property would be owner-occupied;

(xi)    None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii)   Each Mortgage Loan  constitutes a qualified  mortgage under Section  860G(a)(3)(A)  of the Code and Treasury  Regulation Section  1.860G-2(a)(1),  (2), (4), (5), (6),
               (7) and (9) without reliance on the provisions of Treasury  Regulation  Section
               1.860G-2(a)(3)  or  Treasury  Regulation  Section  1.860G-2(f)(2)  or any other provision  that  would  allow a Mortgage  Loan to be  treated  as a  "qualified mortgage"  notwithstanding  its  failure  to meet the  requirements  of Section
               860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1),  (2),
               (4), (5), (6), (7) and (9);

(xiii)  A policy of title  insurance was effective as of the closing of each Mortgage Loan and is valid  and  binding  and  remains  in full  force  and  effect,  unless  the
               Mortgaged  Properties  are  located  in the  State  of Iowa  and an  attorney's certificate has been provided as described in the Program Guide;

(xiv)   No Mortgage Loan is a Cooperative Loan;

(xv)    With respect to each  Mortgage Loan  originated  under a  "streamlined"  Mortgage Loan program  (through  which no new or updated  appraisals of Mortgaged  Properties are obtained in connection  with the refinancing  thereof),  the related Seller has represented that either (a) the value of the related Mortgaged  Property as of the date the Mortgage  Loan was  originated  was not less than the appraised value of such property at the time of origination  of the  refinanced  Mortgage
               Loan or (b) the  Loan-to-Value  Ratio  of the  Mortgage  Loan as of the date of origination  of the Mortgage Loan  generally  meets the Company's  underwriting guidelines;

(xvi)   Interest  on  each  Mortgage  Loan  is  calculated  on the  basis  of a  360-day  year consisting of twelve 30-day months;

(xvii)  None of the Mortgage Loans contain in the related  Mortgage File a Destroyed  Mortgage
               Note;

(xviii) Seven of the Mortgage  Loans,  representing no more than 0.4% of the Mortgage Loans by aggregate Stated Principal Balance, have been made to International Borrowers;

(xix)   No Mortgage Loan  provides for payments  that are subject to reduction by  withholding taxes levied by any foreign (non-United States) sovereign government; and

(xx)    None of the Mortgage  Loans are Additional  Collateral  Loans and none of the Mortgage
               Loans are Pledged Asset Loans.

It is  understood  and  agreed  that the  representations  and  warranties  set  forth in this
Section  2.03(b) shall survive  delivery of the respective  Custodial  Files to the Trustee or the Custodian.

        Upon  discovery  by any of the  Company,  the  Master  Servicer,  the  Trustee  or any
Custodian of a breach of any of the  representations  and warranties set forth in this Section
2.03(b) that materially and adversely affects the interests of the  Certificateholders  in any
Mortgage  Loan,  the party  discovering  such breach shall give prompt  written  notice to the other  parties (the  Custodian  being so  obligated  under a Custodial  Agreement);  provided, however,  that in the  event of a breach  of the  representation  and  warranty  set  forth in
Section  2.03(b)(xii),  the party  discovering  such breach shall give such notice within five days of  discovery.  Within 90 days of its  discovery or its receipt of notice of breach,  the
Company  shall  either (i) cure such breach in all  material  respects or (ii)  purchase  such
Mortgage  Loan from the  Trust  Fund at the  Purchase  Price  and in the  manner  set forth in
Section  2.02;  provided  that the  Company  shall have the option to  substitute  a Qualified
Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years  following  the Closing  Date;  provided  that if the omission or defect would cause the  Mortgage  Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3)
of the Code,  any such cure or repurchase  must occur within 90 days from the date such breach was discovered.  Any such  substitution  shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for  substitutions  by Residential  Funding.  It is understood  and  agreed  that the  obligation  of the  Company  to cure  such  breach or to so purchase or  substitute  for any  Mortgage  Loan as to which such a breach has occurred and is continuing  shall  constitute  the  sole  remedy  respecting  such  breach  available  to  the
Certificateholders or the Trustee on behalf of the Certificateholders.

SECTION 2.04.  REPRESENTATIONS  AND WARRANTIES OF  SELLERS.(See  Section 2.04 of the Standard
Terms)

SECTION 2.05.  EXECUTION  AND  AUTHENTICATION  OF   CERTIFICATES/ISSUANCE   OF  CERTIFICATES
EVIDENCING INTERESTS IN REMIC I, REMIC II AND REMIC III.

        The Trustee  acknowledges  the assignment to it of the Mortgage Loans and the delivery of the  Custodial  Files to it, or the  Custodian  on its  behalf,  subject to any  exceptions noted,  together  with the  assignment  to it of all other  assets  included in the Trust Fund and/or the  applicable  REMIC,  receipt  of which is hereby  acknowledged.  Concurrently  with such delivery and in exchange  therefor,  the Trustee,  pursuant to the written request of the
Company  executed by an officer of the Company,  has  executed and caused to be  authenticated and  delivered to or upon the order of the Company the Class R-I  Certificates  in  authorized denominations  which,  together with the REMIC I Regular  Interests,  evidence the  beneficial interest in REMIC I, the Class R-II Certificates in authorized  denominations which,  together with the REMIC II Regular  Interests,  evidence  the  beneficial  interest in REMIC II and the
Class  R-X  Certificates  in  authorized  denominations  which,  together  with the  REMIC III
Regular Interests, evidence the beneficial interest in REMIC III.

SECTION 2.06.  CONVEYANCE OF UNCERTIFICATED REGULAR INTERESTS; ACCEPTANCE BY THE TRUSTEE.

        The Company,  as of the Closing Date, and concurrently with the execution and delivery hereof,  does hereby assign without recourse all the right,  title and interest of the Company in and to (i) the REMIC I Regular  Interests  to the Trustee for the benefit of the Holders of each Class of Certificates  (other than the Class R-I  Certificates) and (ii) REMIC II Regular
Interests  SB-PO and SB-IO to the  Trustee  for the benefit of the Holders of the Class SB and
Class R-X  Certificates.  The Trustee  acknowledges  receipt of the REMIC I Regular  Interests and declares  that it holds and will hold the same in trust for the  exclusive use and benefit of all  present  and future  Holders of each Class of  Certificates  (other than the Class R-I
Certificates).  The  Trustee  acknowledges  receipt  of REMIC II Regular  Interests  SB-PO and
SB-IO and  declares  that it holds and will hold the same in trust for the  exclusive  use and benefit  of all  present  and future  Holders of the Class SB and the Class R-X  Certificates.
The  rights  of the  Holders  of  each  Class  of  Certificates  (other  than  the  Class  R-I
Certificates)  to  receive  distributions  from the  proceeds  of REMIC II in  respect of such
Classes  and the rights of the Holders of the Class SB and Class R-X  Certificates  to receive distributions  from the proceeds of REMIC III in respect of such  Classes,  and all  ownership interests  of the  Holders  of such  Classes in such  distributions,  shall be as set forth in this Agreement.

SECTION 2.07.  ISSUANCE OF CERTIFICATES EVIDENCING INTERESTS IN REMIC II AND REMIC III.

        The Trustee acknowledges the assignment to it of the Uncertificated  Regular Interests and, concurrently  therewith and in exchange therefor,  pursuant to the written request of the
Company  executed by an officer of the  Company,  the Trustee  has  executed  and caused to be authenticated  and  delivered  to or  upon  the  order  of the  Company,  (i) all  Classes  of
Certificates  (other than the Class SB, Class R-I and Class R-X  Certificates)  in  authorized denominations,  which,  together with REMIC II Regular Interests SB-IO and SB-PO, evidence the beneficial  interests in the entire REMIC II and (ii) the Class SB and Class R-X  Certificates
which evidence the beneficial interests in the entire REMIC III.

SECTION 2.08.  PURPOSES AND POWERS OF THE TRUST.  (See Section 2.08 of the Standard Terms.)

SECTION 2.09.  AGREEMENT REGARDING ABILITY TO DISCLOSE.

        The Company,  the Master  Servicer and the Trustee hereby agree,  notwithstanding  any other  express or implied  agreement to the  contrary,  that any and all  Persons,  and any of their respective employees,  representatives,  and other agents may disclose, immediately upon commencement of discussions,  to any and all Persons,  without limitation of any kind, the tax treatment  and tax  structure of the  transaction  and all  materials  of any kind  (including opinions  or  other  tax  analyses)  that are  provided  to any of them  relating  to such tax treatment and tax structure.  For purposes of this  paragraph,  the terms "tax  treatment" and
"tax structure" are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III

                        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

        Section 3.01  Master Servicer to Act as Servicer.  (See Section 3.01 of the Standard
                      Terms)

        Section 3.02  Subservicing Agreements Between Master Servicer and Subservicers;
                      Enforcement of Subservicers' and Sellers' Obligations.  (See Section
                      3.02 of the Standard Terms)

        Section 3.03  Successor Subservicers.  (See Section 3.03 of the Standard Terms)

        Section 3.04  Liability of the Master Servicer.  (See Section 3.04 of the Standard
                      Terms)

        Section 3.05  No Contractual Relationship Between Subservicer and Trustee or
                      Certificateholders.  (See Section 3.05 of the Standard Terms)

        Section 3.06  Assumption or Termination of Subservicing Agreements by Trustee.  (See
                      Section 3.06 of the Standard Terms)

        Section 3.07  Collection of Certain Mortgage Loan Payments; Deposit to Custodial
                      Account.

        (a)           (See Section 3.07(a) of the Standard Terms)

        (b)    The Master Servicer shall  establish and maintain a Custodial  Account in which the  Master  Servicer  shall  deposit or cause to be  deposited  on a daily  basis,  except as otherwise  specifically  provided herein, the following  payments and collections  remitted by
Subservicers  or received by it in respect of the  Mortgage  Loans  subsequent  to the Cut-off
Date (other than in respect of principal  and interest on the Mortgage  Loans due on or before the Cut-off Date):

               (i)    All payments on account of principal,  including  Principal  Prepayments made  by  Mortgagors  on  the  Mortgage  Loans  and  the  principal  component  of any
        Subservicer  Advance  or of any  REO  Proceeds  received  in  connection  with  an REO
        Property for which an REO Disposition has occurred;

               (ii)   All  payments on account of interest at the  Adjusted  Mortgage  Rate on the Mortgage Loans,  including  Buydown Funds,  if any, and the interest  component of any  Subservicer  Advance or of any REO Proceeds  received in  connection  with an REO
        Property for which an REO Disposition has occurred;

               (iii)  Insurance Proceeds,  Subsequent Recoveries and Liquidation Proceeds (net
        of any related expenses of the Subservicer);

               (iv)   All proceeds of any Mortgage Loans  purchased  pursuant to Section 2.02,
        2.03, 2.04 or 4.07 (including  amounts received from  Residential  Funding pursuant to the last  paragraph  of  Section  4 of the  Assignment  Agreement  in  respect  of any liability,  penalty or expense that resulted from a breach of the Compliance With Laws
        Representation  and all  amounts  required  to be  deposited  in  connection  with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

               (v)    Any amounts  required  to be  deposited  pursuant to Section  3.07(c) or
        3.21;

               (vi)   All amounts  transferred  from the Certificate  Account to the Custodial
        Account in accordance with Section 4.02(a);

               (vii)  Any  amounts  realized  by the  Subservicer  and  received by the Master
        Servicer in respect of any Additional Collateral;

               (viii) Any  amounts  received  by the  Master  Servicer  in  respect of Pledged
        Assets; and

               (ix)   Any amounts  received  by the Master  Servicer  in  connection  with any
        Prepayment Charges on the Prepayment Charge Loans;

        The foregoing  requirements  for deposit in the Custodial  Account shall be exclusive, it being  understood  and agreed that,  without  limiting  the  generality  of the  foregoing, payments on the Mortgage  Loans which are not part of the Trust Fund  (consisting  of payments in respect of  principal  and  interest  on the  Mortgage  Loans due on or before the  Cut-off
Date) and payments or  collections  in the nature of late payment  charges or assumption  fees may but need not be deposited by the Master  Servicer in the Custodial  Account.  In the event any amount not required to be deposited in the Custodial  Account is so deposited,  the Master
Servicer  may at any time  withdraw  such amount from the  Custodial  Account,  any  provision herein to the contrary  notwithstanding.  The Custodial  Account may contain funds that belong to one or more trust funds  created for  mortgage  pass-through  certificates  of other series and may contain  other funds  respecting  payments on Mortgage  Loans  belonging to the Master
Servicer  or  serviced  or master  serviced  by it on behalf of others.  Notwithstanding  such commingling  of funds,  the Master  Servicer  shall keep records that  accurately  reflect the funds  on  deposit  in  the  Custodial  Account  that  have  been  identified  by it as  being attributable to the Mortgage Loans.

        With  respect to  Insurance  Proceeds,  Liquidation  Proceeds,  REO  Proceeds  and the
proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,  2.03,  2.04 and 4.07 received  in any  calendar  month,  the Master  Servicer  may elect to treat  such  amounts as included  in the  Available  Distribution  Amount  for the  Distribution  Date in the month of receipt,  but is not obligated to do so. If the Master  Servicer so elects,  such amounts will be  deemed  to have been  received  (and any  related  Realized  Loss  shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (c)           (See Section 3.07(c) of the Standard Terms)

        (d)           (See Section 3.07(d) of the Standard Terms)

        (e)    Notwithstanding  Section  3.07(a),  The  Master  Servicer  shall  not waive (or permit a Subservicer to waive) any Prepayment Charge unless:  (i) the  enforceability  thereof shall  have  been  limited  by  bankruptcy,  insolvency,  moratorium,  receivership  and other similar  laws  relating  to  creditors'  rights  generally,  (ii) the  enforcement  thereof is illegal,  or any local,  state or federal agency has threatened legal action if the prepayment penalty  is  enforced,  (iii)  the  collectability  thereof  shall  have been  limited  due to acceleration  in  connection  with a  foreclosure  or other  involuntary  payment or (iv) such waiver is  standard  and  customary  in  servicing  similar  Mortgage  Loans and  relates to a default or a  reasonably  foreseeable  default and would,  in the  reasonable  judgment of the
Master  Servicer,  maximize  recovery of total proceeds  taking into account the value of such
Prepayment  Charge and the related  Mortgage Loan. In no event will the Master  Servicer waive a Prepayment  Charge in connection  with a refinancing  of a Mortgage Loan that is not related to a default or a  reasonably  foreseeable  default.  If a  Prepayment  Charge is waived,  but does not meet the standards  described above,  then the Master Servicer is required to deposit into the Custodial  Account the amount of such waived  Prepayment  Charge at the time that the amount  prepaid on the related  Mortgage  Loan is required to be deposited  into the Custodial
Account.  Notwithstanding  any other  provisions of this  Agreement,  any payments made by the
Master  Servicer in respect of any waived  Prepayment  Charges  pursuant to this Section shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

        Section 3.08. Subservicing Accounts; Servicing Accounts. (See   Section  3.08  of  the
                      Standard Terms)

        Section 3.09. Access to Certain  Documentation and Information Regarding the Mortgage
                      Loans. (See Section 3.09 of the Standard Terms)

        Section 3.10. Permitted Withdrawals from the Custodial Account. (See  Section  3.10 of the Standard Terms)

        Section 3.11. Maintenance of the Primary Insurance Policies;  Collections Thereunder.
                      (See Section 3.11 of the Standard Terms)

        Section 3.12. Maintenance  of Fire  Insurance  and  Omissions  and Fidelity  Coverage.
                      (See Section 3.12 of the Standard Terms)

        Section 3.13. Enforcement  of  Due-on-Sale  Clauses;   Assumption  and  Modification
                      Agreements; Certain Assignments.    (See  Section  3.13 of the  Standard
                      Terms)

        Section 3.14. Realization  Upon  Defaulted  Mortgage  Loans.  (See Section 3.14 of the
                      Standard Terms)

        Section 3.15. Trustee to Cooperate;  Release of Mortgage  Files.  (See Section 3.15 of
                      the Standard Terms)

        Section 3.16. Servicing and Other Compensation; Compensating Interest.

               (a)    (See Section 3.16(a) of the Standard Terms)

               (b)    Additional  servicing  compensation in the form of assumption fees, late payment  charges,  investment  income  on  amounts  in the  Custodial  Account  or the
        Certificate  Account or otherwise  (but not  including  Prepayment  Charges)  shall be retained by the Master  Servicer or the  Subservicer  to the extent  provided  herein, subject  to  clause  (e)  below.  Prepayment  Charges  shall  be  deposited  into  the
        Certificate  Account and shall be paid on each Distribution Date to the Holders of the
        Class SB Certificates.

               (c)    (See Section 3.16(c) of the Standard Terms)

               (d)    (See Section 3.16(d) of the Standard Terms)

               (e)    (See Section 3.16(e) of the Standard Terms)

        Section 3.17. Reports to the Trustee and the Company.    (See   Section  3.17  of  the
                      Standard Terms)

        Section 3.18. Annual Statement as to Compliance.  (See  Section  3.18 of the  Standard
                      Terms)

        Section 3.19. Annual Independent Public Accountants' Servicing Report.  (See Section
                      3.19 of the Standard Terms)

        Section 3.20. Rights of the Company in Respect of the Master Servicer.  (See Section
                      3.20 of the Standard Terms)

        Section 3.21. Administration of Buydown Funds.    (See Section 3.21 of the Standard
                      Terms)

        Section 3.22  Advance Facility. (See Section 3.22 of the Standard Terms)

ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.  CERTIFICATE ACCOUNT.  (See Section 4.01 of the Standard Terms.)

SECTION 4.02.  DISTRIBUTIONS.

(A)     On each Distribution  Date, the Trustee (or the Paying Agent on behalf of the Trustee)
     shall  allocate  and  distribute  the  Available  Distribution  Amount  to the  extent on deposit in the  Certificate  Account for such date to the interests  issued in respect of
     REMIC I and REMIC II as specified in this Section.

(B)     (1)            On each  Distribution  Date, the REMIC I  Distribution  Amount shall be distributed  by REMIC I to REMIC II on  account of the REMIC I Regular  Interests  in the
     amounts  and  with  the  priorities  set  forth  in  the  definition   thereof.  On  each
     Distribution  Date,  any  amounts  distributed  on REMIC II Regular  Interests  SB-PO and
     SB-IO shall be distributed by REMIC II to REMIC III on account of such interests.

                      (2)     Notwithstanding   the  distributions  on  the  REMIC  I  Regular
Interests and REMIC II Regular  Interests SB-PO and SB-IO  described in this Section  4.02(b), distribution  of funds from the  Certificate  Account  shall be made only in  accordance  with
Section 4.02(c).

(C)     On each  Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the
     Paying Agent  appointed by the Trustee,  shall  distribute to each  Certificateholder  of record on the next  preceding  Record Date (other than as provided in Section 9.01 of the
     Standard Terms respecting the final distribution)  either in immediately  available funds
     (by wire  transfer or otherwise)  to the account of such  Certificateholder  at a bank or other entity having appropriate  facilities therefor,  if such  Certificateholder  has so notified  the  Master  Servicer  or the  Paying  Agent,  as the case may be,  or, if such
     Certificateholder  has not so notified  the Master  Servicer  or the Paying  Agent by the
     Record  Date,  by check  mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate  Register such  Certificateholder's  share (which share with respect  to  each  Class  of  Certificates,  shall  be  based  on  the  aggregate  of the
     Percentage  Interests  represented by Certificates  of the applicable  Class held by such
     Holder) of the following  amounts,  in the following  order of priority,  in each case to the extent of the Available  Distribution  Amount on deposit in the  Certificate  Account
     (except  that,  with  respect to clause (ix)  below,  such  distribution  shall be to the extent of Prepayment Charges on deposit in the Certificate Account):

(i)     The Interest Distribution Amount, sequentially:

                             (A)    first,  to the  Class  A-1,  Class  A-1-a,  Class  A-2 and
               Class A-3  Certificates,  Accrued  Certificate  Interest  due  thereon for such
               Distribution Date plus any Accrued  Certificate  Interest due thereon remaining unpaid from any prior Distribution Date,  together with interest thereon at the related  Pass-Through Rate in effect for such Distribution  Date, on a pro rata basis in  accordance  with the Accrued  Certificate  Interest  and any interest thereon due to each such class;

                             (B)    second,   to   the   Class   M-1   Certificates,   Accrued
               Certificate  Interest due thereon for such  Distribution  Date plus any Accrued
               Certificate  Interest due thereon remaining unpaid from any prior  Distribution
               Date,  together  with  interest  thereon at the  related  Pass-Through  Rate in effect for such Distribution Date;

                             (C)    third, to the Class M-2 Certificates  Accrued  Certificate
               Interest due thereon for such  Distribution  Date plus any Accrued  Certificate
               Interest  due  thereon  remaining  unpaid  from any  prior  Distribution  Date, together with interest thereon at the related  Pass-Through  Rate in effect for such Distribution Date;

                             (D)    fourth,   to   the   Class   M-3   Certificates    Accrued
               Certificate  Interest due thereon for such  Distribution  Date plus any related
               Accrued  Certificate  Interest  due  thereon  remaining  unpaid  from any prior
               Distribution Date,  together with interest thereon at the related  Pass-Through
               Rate in effect for such Distribution Date;

                             (E)    fifth,   to   the   Class   M-4   Certificates,    Accrued
               Certificate  Interest due thereon for such  Distribution  Date plus any Accrued
               Certificate  Interest due thereon remaining unpaid from any prior  Distribution
               Date,  together  with  interest  thereon at the  related  Pass-Through  Rate in effect for such Distribution Date;

                             (F)    sixth, to the Class M-5 Certificates  Accrued  Certificate
               Interest due thereon for such  Distribution  Date plus any Accrued  Certificate
               Interest  due  thereon  remaining  unpaid  from any  prior  Distribution  Date, together with interest thereon at the related  Pass-Through  Rate in effect for such Distribution Date;

                             (G)    seventh,   to   the   Class   M-6   Certificates   Accrued
               Certificate  Interest due thereon for such  Distribution  Date plus any related
               Accrued  Certificate  Interest  due  thereon  remaining  unpaid  from any prior
               Distribution Date,  together with interest thereon at the related  Pass-Through
               Rate in effect for such Distribution Date;

                             (H)    eighth,   to   the   Class   M-7   Certificates,   Accrued
               Certificate  Interest due thereon for such  Distribution  Date plus any Accrued
               Certificate  Interest due thereon remaining unpaid from any prior  Distribution
               Date,  together  with  interest  thereon at the  related  Pass-Through  Rate in effect for such Distribution Date;

                             (I)    ninth, to the Class M-8 Certificates  Accrued  Certificate
               Interest due thereon for such  Distribution  Date plus any Accrued  Certificate
               Interest  due  thereon  remaining  unpaid  from any  prior  Distribution  Date, together with interest thereon at the related  Pass-Through  Rate in effect for such Distribution Date; and

                             (J)    tenth, to the Class M-9 Certificates  Accrued  Certificate
               Interest due thereon for such  Distribution  Date plus any Accrued  Certificate
               Interest  due  thereon  remaining  unpaid  from any  prior  Distribution  Date, together with interest thereon at the related  Pass-Through  Rate in effect for such Distribution Date;

(ii)    to the  Class A and  the  Class M  Certificateholders  from  the  amount,  if any,  of
               Available Distribution Amount remaining after the foregoing distributions,  the
               Principal  Distribution  Amount,  which amount shall be allocated in the manner and  priority set forth in Section  4.02(d),  until the  Certificate  Principal
               Balance  of each Class of Class A  Certificates  and Class M  Certificates  has
               been reduced to zero;

(iii)   to the Class A Certificateholders  and Class M Certificateholders  from the amount, if any, of Excess  Cash Flow  remaining  after the  foregoing  distributions,  the amount of any  related  Prepayment  Interest  Shortfalls  with  respect  to the
               Mortgage  Loans for that  Distribution  Date,  to the  extent  not  covered  by
               Compensating  Interest  on  such  Distribution  Date,  which  amount  shall  be allocated to the Class A Certificateholders  and Class M Certificateholders  on
               a pro rata  basis,  based  on the  amount  of  Prepayment  Interest  Shortfalls allocated thereto for such Distribution Date;

(iv)    to the Class A Certificateholders  and Class M Certificateholders  from the amount, if any, of Excess  Cash Flow  remaining  after the  foregoing  distributions,  the amount  of any  Prepayment  Interest  Shortfalls  allocated  thereto  remaining unpaid from prior  Distribution  Dates  together with  interest  thereon at the related  Pass-Through Rate in effect for such  Distribution  Date, which amount
               shall  be   allocated   to  the   Class  A   Certificateholders   and  Class  M
               Certificateholders  on a pro rata  basis,  based on the  amount  of  Prepayment
               Interest Shortfalls remaining unpaid;

(v)     to the Holders of the Class A  Certificates,  pro rata, and then  sequentially  to the
               Class M-1,  Class M-2,  Class M-3,  Class M-4, Class M-5, Class M-6, Class M-7,
               Class  M-8 and  Class  M-9  Certificateholders,  in that  order,  any  Interest
               Carryforward Amounts allocated thereto that remain unreimbursed;

(vi)    to the Class A  Certificates  and Class M  Certificates  from the  amount,  if any, of
               Excess Cash Flow remaining after the foregoing  distributions the amount of any
               Basis Risk  Shortfall  on such  Certificates,  which  amount shall be allocated first,  to the  Class A  Certificates  on a pro  rata  basis,  based  on  their
               respective  Basis  Risk  Shortfall  for  such  Distribution   Date,  and  then,
               sequentially,  to the Class M-1,  Class M-2,  Class M-3,  Class M-4, Class M-5,
               Class  M-6,  Class  M-7,  Class M-8 and Class M-9  Certificateholders,  in that order;

(vii)   to pay the  Holders of the Class A  Certificates  and Class M  Certificates,  on a pro
               rata  basis,  based  on  Relief  Act  Shortfalls  allocated  thereto  for  such
               Distribution  Date, the amount of any Relief Act Shortfalls  allocated  thereto with respect to the Mortgage Loans for such Distribution Date;

(viii)  to the Holders of the Class A Certificates  (other than the Class A-1 Certificates and
               Class  A-1-a  Certificates),  the  principal  portion  of any  Realized  Losses previously  allocated to those Certificates and remaining  unreimbursed,  which amount  shall be  allocated  sequentially,  in order of  priority,  then to the
               Class M-1,  Class M-2,  Class M-3,  Class M-4, Class M-5, Class M-6, Class M-7,
               Class M-8 and Class M-9 Certificateholders, in that order;

(ix)    to the  Class  SB  Certificates,  (A)  from  the  amount,  if  any,  of the  Available
               Distribution  Amount  remaining after the foregoing  distributions,  the sum of
               (I)   Accrued   Certificate   Interest   thereon,   (II)  the   amount  of  any
               Overcollateralization  Reduction  Amount for such  Distribution  Date and (III)
               for any  Distribution  Date  after the  Certificate  Principal  Balance of each
               Class A  Certificate  and Class M  Certificate  has been  reduced to zero,  the
               Overcollateralization  Amount,  and (B) from  Prepayment  Charges on deposit in the  Certificate  Account,  any Prepayment  Charges  received on the Prepayment
               Charge Loans during the related Prepayment Period; and

(x)     to  the  Class  R-I  Certificateholders,   the  balance,  if  any,  of  the  Available
               Distribution Amount.

        All payments of amounts in respect of Basis Risk  Shortfalls  made pursuant to Section
4.02(c)(vi)  and any other amounts in respect of interest  accrued at a  Pass-Through  Rate in excess of the Net WAC Rate Cap  shall,  for  federal  income tax  purposes,  be deemed to have been  distributed by REMIC II to REMIC III as the holder of REMIC II Regular  Interests  SB-PO and SB-IO and by REMIC III to the Holder of the Class SB  Certificates  and then paid  outside of any  REMIC  to the  recipients  thereof  pursuant  to an  interest  rate cap  contract.  By accepting their  Certificates the Holders of the Certificates  agree to treat such payments in the manner  described  in the  preceding  sentence  for  purposes of filing  their  income tax returns.

(D)     The Principal  Distribution Amount payable to the Class A Certificateholders and Class
     M Certificateholders shall be distributed as follows:

(i)     first, the Class A Principal  Distribution  Amount shall be distributed  concurrently, on a pro rata basis in accordance with their respective  Certificate  Principal
               Balances,  to the Class A-1, Class A-1-a, Class A-2 and Class A-3 Certificates,
               until the Certificate Principal Balances thereof have been reduced to zero;

(ii)    second, the Class M-1 Principal  Distribution Amount shall be distributed to the Class
               M-1  Certificates  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(iii)   third, the Class M-2 Principal  Distribution  Amount shall be distributed to the Class
               M-2  Certificates  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(iv)    fourth, the Class M-3 Principal  Distribution Amount shall be distributed to the Class
               M-3  Certificates  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(v)     fifth, the Class M-4 Principal  Distribution  Amount shall be distributed to the Class
               M-4  Certificates  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(vi)    sixth, the Class M-5 Principal  Distribution  Amount shall be distributed to the Class
               M-5  Certificates  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(vii)   seventh,  the Class M-6  Principal  Distribution  Amount shall be  distributed  to the
               Class M-6  Certificates  until the  Certificate  Principal  Balance thereof has been reduced to zero;

(viii)  eighth, the Class M-7 Principal  Distribution Amount shall be distributed to the Class
               M-7  Certificates  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(ix)    ninth, the Class M-8 Principal  Distribution  Amount shall be distributed to the Class
               M-8  Certificates  until the  Certificate  Principal  Balance  thereof has been reduced to zero; and

(x)     tenth, the Class M-9 Principal  Distribution  Amount shall be distributed to the Class
               M-9  Certificates  until the  Certificate  Principal  Balance  thereof has been reduced to zero.

(E)     Notwithstanding  the  foregoing  clauses  (c)  and  (d),  upon  the  reduction  of the
     Certificate   Principal   Balance  of  a  Class  of  Class  A  Certificates  or  Class  M
     Certificates  to  zero,  such  Class of  Certificates  will not be  entitled  to  further distributions  pursuant to Section 4.02,  including,  without limitation,  the payment of current and  unreimbursed  Prepayment  Interest  Shortfalls  pursuant to clauses (c)(iii)
     and  (iv),  Interest  Carryforward  Amounts  pursuant  to clause  (c) (v) and Basis  Risk
     Shortfall pursuant to clause (c)(vi).

(F)     Each  distribution  with  respect  to a  Book-Entry  Certificate  shall be paid to the
     Depository,  as  Holder  thereof,  and the  Depository  shall be solely  responsible  for
     crediting  the  amount  of  such   distribution   to  the  accounts  of  its   Depository
     Participants  in  accordance  with its normal  procedures.  Each  Depository  Participant shall be responsible for disbursing such  distribution to the Certificate  Owners that it represents and to each indirect  participating  brokerage  firm (a "brokerage  firm") for which it acts as agent.  Each brokerage firm shall be  responsible  for disbursing  funds to the  Certificate  Owners that it  represents.  None of the  Trustee,  the  Certificate
     Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(G)     Except as  otherwise  provided in Section 9.01 of the  Standard  Terms,  if the Master
     Servicer   anticipates  that  a  final   distribution   with  respect  to  any  Class  of
     Certificates  will be made on a future  Distribution  Date, the Master Servicer shall, no later than 40 days prior to such final  Distribution  Date,  notify the  Trustee  and the
     Trustee  shall,  not  earlier  than the 15th day and not  later  than the 25th day of the month next  preceding the month of such final  distribution,  distribute,  or cause to be distributed,  to each Holder of such Class of  Certificates  a notice to the effect that:
     (i) the Trustee  anticipates  that the final  distribution  with respect to such Class of
     Certificates  will be made on such  Distribution  Date but  only  upon  presentation  and surrender of such  Certificates  at the office of the Trustee or as  otherwise  specified therein,  and (ii) no interest shall accrue on such  Certificates  from and after the end of the related Interest  Accrual Period.  In the event that  Certificateholders  required to surrender  their  Certificates  pursuant to Section  9.01(c) of the Standard  Terms do not surrender their  Certificates for final  cancellation,  the Trustee shall cause funds distributable  with respect to such  Certificates  to be withdrawn  from the  Certificate
     Account   and   credited  to  a  separate   escrow   account  for  the  benefit  of  such
     Certificateholders as provided in Section 9.01(d) of the Standard Terms.

SECTION 4.03.  STATEMENTS TO CERTIFICATEHOLDERS;  STATEMENTS TO THE RATING AGENCIES; EXCHANGE
ACT REPORTING.  (See Section 4.03 of the Standard Terms.)

SECTION 4.04.  DISTRIBUTION  OF REPORTS  TO THE  TRUSTEE  AND THE  COMPANY;  ADVANCES  BY THE
MASTER SERVICER.

               (a)     (See Section 4.04(a) of the Standard Terms)

               (b)     On or  before  2:00  P.M.  New York  time on each  Certificate  Account
Deposit Date,  the Master  Servicer shall either (i) deposit in the  Certificate  Account from its own funds,  or funds  received  therefor  from the  Subservicers,  an amount  equal to the
Advances  to be made by the  Master  Servicer  in respect of the  related  Distribution  Date, which  shall be in an  aggregate  amount  equal to the  aggregate  amount of Monthly  Payments
(with each interest  portion thereof  adjusted to the Net Mortgage  Rate),  less the amount of any related Servicing  Modifications,  Debt Service  Reductions or reductions in the amount of interest  collectable from the Mortgagor pursuant to the  Servicemembers  Civil Relief Act, as amended,  or similar  legislation or regulations then in effect,  on the Outstanding  Mortgage
Loans as of the related Due Date,  which  Monthly  Payments  were not received as of the close of business as of the related  Determination  Date;  provided that no Advance shall be made if it would be a  Nonrecoverable  Advance;  and  provided,  further,  that  the  Monthly  Payment for purposes  of this  Section  4.04 shall  mean the  minimum  monthly  payment  due under the
Mortgage  Note, net of the Servicing Fee and  Subservicing  Fee, (ii) withdraw from amounts on deposit in the Custodial  Account and deposit in the  Certificate  Account all or a portion of the Amount  Held for Future  Distribution  in  discharge  of any such  Advance,  or (iii) make advances  in the  form of any  combination  of (i) and (ii)  aggregating  the  amount  of such
Advance.  Any  portion of the Amount  Held for Future  Distribution  so used shall be replaced by the Master  Servicer  by deposit in the  Certificate  Account on or before  11:00 A.M.  New
York  time  on  any  future  Certificate  Account  Deposit  Date  to  the  extent  that  funds attributable  to the Mortgage  Loans that are available in the  Custodial  Account for deposit in the  Certificate  Account  on such  Certificate  Account  Deposit  Date  shall be less than payments to  Certificateholders  required to be made on the following  Distribution  Date. The
Master  Servicer  shall be entitled to use any Advance made by a  Subservicer  as described in
Section  3.07(b)  that  has  been  deposited  in  the  Custodial  Account  on or  before  such
Distribution  Date  as part  of the  Advance  made by the  Master  Servicer  pursuant  to this
Section  4.04.  The amount of any  reimbursement  pursuant  to  Section  4.02(a) in respect of outstanding  Advances  on any  Distribution  Date  shall  be  allocated  to  specific  Monthly
Payments due but delinquent for previous Due Periods,  which  allocation shall be made, to the extent  practicable,  to Monthly Payments which have been delinquent for the longest period of time.  Such  allocations  shall be  conclusive  for  purposes of  reimbursement  to the Master
Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable  Advance or that any proposed  Advance,  if made,  would  constitute a  Nonrecoverable  Advance,  shall be evidenced  by an Officers'  Certificate  of the Master  Servicer  delivered to the Company and the Trustee.

        If the Master  Servicer  determines as of the Business Day  preceding any  Certificate
Account  Deposit Date that it will be unable to deposit in the  Certificate  Account an amount equal to the Advance  required to be made for the immediately  succeeding  Distribution  Date, it shall give notice to the Trustee of its  inability to advance  (such notice may be given by telecopy),  not later than 3:00 P.M.,  New York time,  on such Business  Day,  specifying  the portion of such  amount  that it will be unable to  deposit.  Not later  than 3:00  P.M.,  New
York time, on the Certificate  Account  Deposit Date the Trustee shall,  unless by 12:00 Noon,
New York time,  on such day the Trustee  shall have been  notified  in writing  (by  telecopy)
that the Master  Servicer  shall have  directly or  indirectly  deposited  in the  Certificate
Account such portion of the amount of the Advance as to which the Master  Servicer  shall have given notice pursuant to the preceding  sentence,  pursuant to Section 7.01, (a) terminate all of the rights and  obligations of the Master  Servicer under this Agreement in accordance with
Section  7.01 and (b)  assume the rights and  obligations  of the Master  Servicer  hereunder, including  the  obligation  to  deposit  in the  Certificate  Account  an amount  equal to the
Advance for the immediately succeeding Distribution Date.

        The Trustee  shall  deposit all funds it receives  pursuant to this  Section 4.04 into the Certificate Account.

SECTION 4.05.  ALLOCATION OF REALIZED LOSSES.

(A)     Prior to each Distribution  Date, the Master Servicer shall determine the total amount of  Realized  Losses,  if  any,  that  resulted  from  any  Cash  Liquidation,  Servicing
     Modifications,  Debt  Service  Reduction,  Deficient  Valuation or REO  Disposition  that
     occurred  during  the  related   Prepayment  Period  or,  in  the  case  of  a  Servicing
     Modification  that  constitutes a reduction of the interest rate on a Mortgage  Loan, the amount of the reduction in the interest  portion of the Monthly  Payment due in the month in which  such  Distribution  Date  occurs.  The  amount of each  Realized  Loss shall be evidenced by an Officers'  Certificate.  All Realized  Losses on the Mortgage Loans shall be allocated as follows:

        first,  to the  Excess  Cash  Flow as part of the  Principal  Distribution  Amount  as provided  in Section  4.02(c),  to the extent of the  Excess  Cash Flow for such  Distribution
Date,

        second, in reduction of the  Overcollateralization  Amount, until such amount has been reduced to zero;

        third,  to the  Class  M-9  Certificates,  until  the  Certificate  Principal  Balance thereof has been reduced to zero;

        fourth,  to the  Class  M-8  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero;

        fifth, to the Class M-7 Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

        sixth, to the Class M-6 Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

        seventh,  to the  Class M-5  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero;

        eighth,  to the  Class  M-4  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero;

        ninth, to the Class M-3 Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

        tenth, to the Class M-2 Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

        eleventh,  to the Class M-1  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero;

        twelfth,  to the  Class A-3  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero; and

        thirteeenth,  to the Class A-2 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero.

(B)     Any  allocation of the principal  portion of Realized  Losses (other than Debt Service
     Reductions)  to any  Class  of  Class  A-2,  Class  A-3 or  Class M  Certificates  on any
     Distribution  Date shall be made by reducing the  Certificate  Principal  Balance thereof by the amount so  allocated,  which  allocation  shall be deemed to have occurred on such
     Distribution  Date, until the Certificate  Principal  Balance thereof has been reduced to zero; provided,  that no such reduction shall reduce the aggregate  Certificate Principal
     Balance  of  the  Certificates  below  the  aggregate  Stated  Principal  Balance  of the
     Mortgage  Loans.  Allocations  of the interest  portions of Realized  Losses  (other than any interest rate  reduction  resulting  from a Servicing  Modification)  to any Class of
     Class A Certificates  or Class M Certificates on any  Distribution  Date shall be made by operation of the  definition  of "Accrued  Certificate  Interest" for each Class for such
     Distribution  Date.  Allocations  of the interest  portion of a Realized  Loss  resulting from an interest rate  reduction in  connection  with a Servicing  Modification  shall be made by  operation  of the  priority  of  payment  provisions  of  Section  4.02(c).  All
     Realized  Losses and all other  losses  allocated  to a Class of  Certificates  hereunder will be allocated  among the  Certificates  of such Class in proportion to the Percentage
     Interests evidenced thereby.

(C)     Realized  Losses shall be allocated  among the REMIC I Regular  Interests  pursuant to the definition of REMIC I Realized Losses.

(D)     Realized Losses allocated to the Excess Cash Flow or the Overcollateralization  Amount
     pursuant to  paragraphs  (a),  (b) or  (c) of this  Section,  the  definition  of Accrued
     Certificate  Interest and the operation of  Section 4.02(c)  shall be deemed allocated to the  Class SB  Certificates.  Realized  Losses  allocated  to the  Class SB  Certificates shall,  to the extent  such  Realized  Losses  represent  Realized  Losses on an interest portion,  be allocated to REMIC II Regular  Interest SB-IO.  Realized Losses allocated to the Excess  Cash Flow  pursuant  to  paragraph  (b) of  this  Section shall  be deemed to reduce  Accrued  Certificate  Interest  on  REMIC II  Regular  Interest  SB-IO.  Realized
     Losses  allocated to the  Overcollateralization  Amount pursuant to paragraph (b) of this
     Section shall  be deemed  first to  reduce  the  principal  balance  of REMIC II  Regular
     Interest  SB-PO  until  such  principal  balance  shall  have  been  reduced  to zero and thereafter to reduce accrued and unpaid interest on REMIC II Regular Interest SB-IO.

SECTION 4.06.  REPORTS OF  FORECLOSURES  AND ABANDONMENT OF MORTGAGED  PROPERTY.  (See Section
4.06 of the Standard Terms.)

SECTION 4.07.  OPTIONAL  PURCHASE  OF  DEFAULTED  MORTGAGE  LOANS.  (See  Section  4.07 of the
Standard Terms.)

SECTION 4.08.  SURETY BOND.  (See Section 4.08 of the Standard Terms.)

ARTICLE V

                                       THE CERTIFICATES

        Section 5.01.  The Certificates.  (See Section 5.01 of the Standard Terms)

        Section 5.02.  Registration of Transfer and Exchange of Certificates.

               (a)     (See Section 5.02(a) of the Standard Terms)

               (b)     (See Section 5.02(b) of the Standard Terms)

               (c)     (See Section 5.02(c) of the Standard Terms)

               (d)    No  transfer,   sale,   pledge  or  other  disposition  of  a  Class  SB
        Certificate  shall be made unless such transfer,  sale, pledge or other disposition is exempt from the  registration  requirements of the Securities Act of 1933, as amended, and any applicable  state  securities  laws or is made in accordance with said Act and laws.  In the  event  that a  transfer  of a Class  SB  Certificate,  other  than  the transfer of an interest in a Certificate  that is held by a Transferor  and to be held by a  Transferee  as an  interest in a Rule 144A Global  Offered  Certificate,  either
        (i)(A) the Trustee  shall  require a written  Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption,  describing the  applicable  exemption and the basis therefor,  from  said Act and laws or is being  made  pursuant  to said Act and  laws, which  Opinion of Counsel  shall not be an expense of the Trustee,  the Company or the
        Master  Servicer  (except  that, if such transfer is made by the Company or the Master
        Servicer or any Affiliate  thereof,  the Company or the Master  Servicer shall provide such Opinion of Counsel at their own  expense);  provided that such Opinion of Counsel will not be required in connection with the initial  transfer of any such  Certificate by the  Company  or any  Affiliate  thereof  to the  Company  or an  Affiliate  of the
        Company,  (B) the Trustee  shall require the  transferee  to execute a  representation letter,  substantially  in the form of Exhibit H to the  Standard  Terms  (other  than paragraph  6.  thereto  with respect to a transfer of a Class SB), and (C) the Trustee shall require the Transferor to execute a representation letter,  substantially in the form of Exhibit I to the Standard Terms,  each acceptable to and in form and substance satisfactory to the Company and the Trustee  certifying to the Company and the Trustee the facts  surrounding  such transfer,  which  representation  letters shall not be an expense of the Trustee, the Company or the Master Servicer;  provided,  however,  that such  representation  letters will not be required in connection  with any transfer of any such  Certificate  by the  Company or any  Affiliate  thereof to the Company or an
        Affiliate of the Company,  and the Trustee shall be entitled to conclusively rely upon a  representation  (which,  upon  the  request  of the  Trustee,  shall  be a  written representation)  from the Company, of the status of such transferee as an Affiliate of the  Company  or (ii)  the  prospective  transferee  of such a  Certificate  shall  be required  to  provide  the  Trustee,  the  Company  and the  Master  Servicer  with an investment  letter  substantially  in the form of Exhibit J to the Standard  Terms (or such  other  form as the  Company  in its sole  discretion  deems  acceptable),  which investment  letter shall not be an expense of the  Trustee,  the Company or the Master
        Servicer,   and  which  investment  letter  states  that,  among  other  things,  such transferee  (A) is a  "qualified  institutional  buyer" as  defined  under  Rule 144A, acting for its own account or the accounts of other "qualified  institutional  buyers"
        as defined under Rule 144A, and (B) is aware that the proposed  transferor  intends to rely on the exemption  from  registration  requirements  under the  Securities  Act of
        1933, as amended, provided by Rule 144A.

        The  Holder of any such Class SB  Certificate  desiring  to effect any such  transfer, sale,  pledge or other  disposition  shall,  and does hereby agree to,  indemnify the Trustee, the Company,  the Master  Servicer and the  Certificate  Registrar  against any liability that may  result if the  transfer,  sale,  pledge or other  disposition  is not so exempt or is not made in accordance  with such federal and state laws.  If any transfer of a  Certificate  held by a Transferor  and to be held by a Transferee  as an interest in a Rule 144A Global  Offered
Certificate is to be made without  registration  under the 1933 Act, the  Transferor  shall be deemed to have made each of the  certifications  set forth in Exhibit I to the Standard  Terms as of the  transfer  date  and  the  Transferee  shall  be  deemed  to have  made  each of the certifications  set forth in Exhibit J to the  Standard  Terms as of the  transfer  date as if such Certificate were in physical form.

               (e)    (i)    In the case of any Class SB  Certificate  or Class R  Certificate presented for  registration  in the name of any Person,  either (A) the Trustee shall require an Opinion of Counsel  addressed to the Trustee,  the Company and the Master  Servicer,  acceptable to and in form and substance  satisfactory to the  Trustee  to the  effect  that the  purchase  or  holding  of such Class SB
               Certificate or Class R Certificate is permissible  under  applicable  law, will not  constitute  or  result  in any  non-exempt  prohibited  transaction  under
               Section 406 of the Employee  Retirement Income Security Act of 1974, as amended
               ("ERISA"),  or  Section  4975 of the  Code  (or  comparable  provisions  of any subsequent  enactments),  and will not subject the Trustee,  the Company or the
               Master  Servicer to any  obligation  or  liability  (including  obligations  or liabilities  under  ERISA or  Section  4975 of the Code) in  addition  to those undertaken in this Agreement,  which Opinion of Counsel shall not be an expense of the  Trustee,  the  Company or the Master  Servicer  or (B) the  prospective
               Transferee  shall be  required  to provide  the  Trustee,  the  Company and the
               Master Servicer with a  certification  to the effect set forth in paragraph six of Exhibit H to the Standard  Terms or paragraph  fifteen of Exhibit G-1 to the
               Standard   Terms  (with  respect  to  any  Class  SB  Certificate  or  Class  R
               Certificate),  which the  Trustee  may rely upon  without  further  inquiry  or investigation,  or such other  certifications as the Trustee may deem desirable or necessary in order to establish that such  Transferee or the Person in whose name such  registration is requested either (a) is not an employee benefit plan or other plan  subject to the  prohibited  transaction  provisions  of ERISA or
               Section 4975 of the Code, or any Person  (including an  investment  manager,  a named  fiduciary  or a trustee of any such plan) who is using "plan  assets" of any such plan to effect such  acquisition  (each, a "Plan  Investor") or (b) in the case of any Certificate,  the following conditions are satisfied:  (i) such
               Transferee is an insurance  company,  (ii) the source of funds used to purchase or hold  such  Certificate  (or  interest  therein)  is an  "insurance  company
               general   account"  (as  defined  in  U.S.   Department  of  Labor   Prohibited
               Transaction  Class Exemption  ("PTCE") 95-60,  and (iii) the conditions of PTCE
               95-60 have been  satisfied  (each  entity  that  satisfies  this  clause (b), a
               "Complying Insurance  Company").  In the case of any Class SB Certificate to be held by a Transferee as an interest in a Rule 144A Global Offered  Certificate, the  Transferee  shall be deemed by virtue of its  purchase  or  holding  of an interest in such Certificate to have made each of the  certifications set forth in Exhibit H to the Standard  Terms or Exhibit G-1 to the Standard  Terms (with respect to any Class SB  Certificate)  as of the transfer date, in each case as if such Class SB Certificate were in physical form.

               (ii)   Any  Transferee  of a  Class  M  Certificate  will  be  deemed  to  have represented  by virtue of its  purchase  or  holding  of such  Certificate  (or interest  therein) that either (a) such Transferee is not a Plan Investor,  (b)
               it has  acquired  and is holding  such  Certificate  in reliance on  Prohibited
               Transaction  Exemption ("PTE") 94-29, as most recently amended, PTE 2007-05, 72
               Fed.  Reg.  13130  (March  20,  2007)  (the  "RFC  Exemption"),   and  that  it
               understands  that there are certain  conditions to the  availability of the RFC
               Exemption  including  that  such  Certificate  must be  rated,  at the  time of purchase,  not lower than  "BBB-"  (or its  equivalent)  by  Standard & Poor's,
               Fitch,  Moody's,  DBRS  Limited  or  DBRS,  Inc.  or (c) such  Transferee  is a
               Complying Insurance Company.

               (iii)  (A) If any Class M  Certificate  (or any  interest  therein) is acquired or held by any  Person  that  does not  satisfy  the  conditions  described  in paragraph  (ii) above,  then the last preceding  Transferee  that either (i) is not a Plan Investor,  (ii) acquired such Certificate in compliance with the RFC
               Exemption,  or (iii) is a Complying Insurance Company shall be restored, to the extent  permitted by law, to all rights and  obligations as  Certificate  Owner thereof  retroactive  to the date of such Transfer of such Class M Certificate.
               The Trustee  shall be under no  liability to any Person for making any payments due on such Certificate to such preceding Transferee.

               (B)    Any  purported  Certificate  Owner whose  acquisition  or holding of any
               Class M  Certificate  (or  interest  therein)  was effected in violation of the restrictions  in this Section  5.02(e)  shall  indemnify  and hold harmless the
               Company,  the Trustee, the Master Servicer,  any Subservicer,  the Underwriters
               and the Trust Fund from and against any and all liabilities,  claims,  costs or expenses incurred by such parties as a result of such acquisition or holding.

        (f)    (See Section 5.02(f) of the Standard Terms)

        (g)    (See Section 5.02(g) of the Standard Terms)

        (h)    (See Section 5.02(h) of the Standard Terms)

(i)     (i)Provisions   Regarding  Rule  144A  and  Regulation  S  Transfers.   (i)  Class  SB
Certificates  sold to "qualified  institutional  buyers" as defined in and in reliance on Rule
144A  under  the 1933  Act  shall be  represented  by one or more  Rule  144A  Global  Offered
Certificates.  Class SB Certificates  sold in offshore  transactions in reliance on Regulation
S under the  Securities Act shall be  represented  initially by Temporary  Regulation S Global
Offered Certificates.

(ii)    The  Temporary  Regulation  S Global  Offered  Certificates  shall be exchanged on the later of (a) 40 days after the later of the Closing  Date (b) the date on which the  requisite certifications  are due to and  provided to the Trustee (the later of clauses (a) and (b), the
"Exchange  Date")  for  Permanent  Regulation  S Global  Offered  Certificates.  Regulation  S
Global  Offered  Certificates  shall be  issued  in  registered  form,  without  coupons,  and deposited  upon the order of the  Transferor  with the Trustee as custodian for and registered in the name of a nominee of the Depository for credit to the account of the  depositaries  for
Euroclear and Clearstream.

(iii)   A  Certificate  Owner holding an interest in a Temporary  Regulation S Global  Offered
Certificate may receive  payments in respect of the  Certificates on the Temporary  Regulation
S Global Offered  Certificate  only after the delivery,  to Euroclear or  Clearstream,  as the case may be, of a written  certification  substantially in the form set forth in Exhibit Four, and upon  delivery  by  Euroclear  or  Clearstream,  as the case may be,  to the  Trustee  and
Certificate  Registrar of a  certification  or  certifications  substantially  in the form set forth in Exhibit Five (the  "Clearing  System  Certificate").  The  delivery by a  Certificate
Owner of the certification  referred to above shall constitute its irrevocable  instruction to
Euroclear or  Clearstream,  as the case may be, to arrange for the exchange of the Certificate
Owner's  interest in the Temporary  Regulation S Global Offered  Certificate  for a beneficial interest in the Permanent  Regulation S Global Offered  Certificate after the Exchange Date in accordance with paragraph (iv) below.

(iv)    After (i) the Exchange Date and (ii) receipt by the  Certificate  Registrar of written instructions  from Euroclear or  Clearstream,  as the case may be,  directing the  Certificate
Registrar to credit or cause to be credited to either  Euroclear's  or  Clearstream's,  as the case may be, Depository's  account a beneficial interest in the Permanent  Regulation S Global
Offered  Certificate in a principal  amount not greater than that of the  beneficial  interest in the Temporary  Regulation S Global Offered  Certificate,  the  Certificate  Registrar shall instruct the  Depository to reduce the principal  amount of the Temporary  Regulation S Global
Offered  Certificate  and increase the principal  amount of the Permanent  Regulation S Global
Offered  Certificate,  by the  principal  amount of the  beneficial  interest in the Temporary
Regulation S Global  Offered  Certificate to be so  transferred,  and to credit or cause to be credited  to the account of  Euroclear,  Clearstream  or a Person who has an account  with the
Depository  as the case may be, a  beneficial  interest in the  Permanent  Regulation S Global
Offered  Certificate  having a Certificate  Principal  Balance of the  Temporary  Regulation S
Global  Class SB that was  reduced  upon the  transfer.  Upon  return of the entire  principal amount of the Temporary  Regulation S Global  Offered  Certificate  to the Trustee in exchange for beneficial  interests in the Permanent  Regulation S Global Offered  Certificate,  Trustee
shall cancel the Temporary  Regulation S Global Offered  Certificate by perforation  and shall forthwith destroy it.

(v)     For  transfer of an interest in a Permanent  Regulation S Global  Offered  Certificate
for an interest in the Rule 144A Global Offered  Certificate,  if the  Certificateholder  of a
beneficial  interest in a Permanent  Regulation S Global  Offered  Certificate  deposited with the  Depository  wishes at any time to exchange  its  interest in the  Permanent  Regulation S
Global Offered  Certificate,  or to transfer its interest in the Permanent Regulation S Global
Offered  Certificate  to a  Person  who  wishes  to take  delivery  thereof  in the form of an interest in the Rule 144A Global Offered Certificate,  the  Certificateholder  may, subject to the rules and procedures of Euroclear or Clearstream and the  Depository,  as the case may be, give  directions for the  Certificate  Registrar to exchange or cause the exchange or transfer or cause the transfer of the interest for an equivalent  beneficial  interest in the Rule 144A
Global Offered  Certificate.  Upon receipt by the Certificate  Registrar of instructions  from
Euroclear or Clearstream,  from the Depository or from the Certificateholder,  as the case may be,  directing  the  Certificate  Registrar  to credit or cause to be  credited  a  beneficial interest in the Rule 144A Global Offered  Certificate equal to the Percentage  Interest in the
Permanent  Regulation  S Global  Offered  Certificate  to be exchanged  or  transferred  (such instructions  to  contain  information  regarding  the  Depository  Participant  account to be credited  with the  increase,  and,  with respect to an exchange or transfer of an interest in the Permanent  Regulation S Global Offered Certificate,  information  regarding the Depository
Participant  account  to be  debited  with the  decrease),  the  Certificate  Registrar  shall instruct the  Depository to reduce the Permanent  Regulation S Global  Offered  Certificate by
the  aggregate  principal  amount of the  beneficial  interest in the  Permanent  Regulation S
Global Offered  Certificate to be so exchanged or transferred,  and the Certificate  Registrar shall instruct the  Depository,  concurrently  with the  reduction,  to increase the principal amount of the Rule 144A Global  Offered  Certificate  by the aggregate  Certificate  Principal
Balance of the beneficial  interest in the Permanent  Regulation S Global Offered  Certificate
to be so  exchanged  or  transferred,  and to credit or cause to be credited to the account of the Person  specified  in the  instructions  a  beneficial  interest  in the Rule 144A  Global
Offered  Certificate  equal to the  reduction  in the  Certificate  Principal  Balance  of the
Permanent Regulation S Global Offered Certificate.

(vi)    For  transfers  of an  interest  in the Rule 144A Global  Offered  Certificate  for an
interest in a  Regulation S Global  Offered  Certificate,  if a  Certificate  Owner  holding a beneficial  interest  in the  Rule  144A  Global  Offered  Certificate  wishes  at any time to exchange  its  interest  in the Rule 144A  Global  Offered  Certificate  for an  interest in a
Regulation S Global Offered  Certificate,  or to transfer its interest in the 144A  Book-Entry
Certificate  to a Person who wishes to take  delivery  thereof in the form of an  interest  in the Regulation S Global Offered Certificate,  the Certificateholder  may, subject to the rules and procedures of the Depository,  give  directions for the Certificate  Registrar to exchange or cause the  exchange or transfer or cause the  transfer of the  interest  for an  equivalent beneficial  interest in the  Regulation  S Global  Offered  Certificate.  Upon  receipt by the
Certificate   Registrar  of  (A)  instructions  given  in  accordance  with  the  Depository's procedures from a Depository  Participant or from the  Certificateholder,  as the case may be, directing the  Certificate  Registrar to credit or cause to be credited a beneficial  interest in the Regulation S Global Offered  Certificate in an amount equal to the beneficial  interest in the Rule 144A Global  Offered  Certificate  to be exchanged or  transferred,  (B) a written order given in accordance with the Depository's  procedures  containing  information regarding
the  account  of  the  depositaries  for  Euroclear  or  Clearstream  or  another   Depository
Participant,  as the  case  may be,  to be  credited  with  the  increase  and the name of the account and (C)  certificates in the forms of Exhibits Six and Seven,  respectively,  given by the Certificate Owner and the proposed transferee of the interest,  the Certificate  Registrar shall  instruct  the  Depository  to reduce the Rule 144A Global  Offered  Certificate  by the aggregate  principal  amount  of the  beneficial  interest  in the Rule  144A  Global  Offered
Certificate to be so exchanged or transferred  and the  Certificate  Registrar  shall instruct the  Depository,  concurrently  with the  reduction,  to increase the principal  amount of the
Regulation S Global Offered  Certificate  by the aggregate  Certificate  Principal  Balance of the  beneficial  interest in the Rule 144A Global  Offered  Certificate  to be so exchanged or transferred,  and to credit or cause to be credited to the account of the Person  specified in the instructions a beneficial  interest in the Regulation S Global Offered  Certificate  equal to the  reduction  in the  Certificate  Principal  Balance  of the Rule  144A  Global  Offered
Certificate.

(vii)   Notwithstanding  any other  provisions of this Section  5.02(i),  the  Underwriter may exchange beneficial  interests in the Temporary  Regulation S Global Offered Certificates held by it for interests in the Rule 144A Global  Offered  Certificates  only after delivery by the
Underwriter  of  instructions  for the exchange  substantially  in the form of Exhibit  Eight.
Upon  receipt  of  the  instructions  provided  in the  preceding  sentence,  the  Certificate
Registrar  shall  instruct the  Depository  to reduce the  principal  amount of the  Temporary
Regulation  S  Global  Offered  Certificate  to be  so  transferred  and  shall  instruct  the
Depository to increase the principal  amount of the Rule 144A Global Offered  Certificate  and credit or cause to be credited to the account of the  placement  agent a  beneficial  interest in the Rule 144A Global Offered  Certificate  having a principal amount equal to the amount by which the  principal  amount of the  Temporary  Regulation S Global  Offered  Certificate  was
reduced  upon the  transfer  pursuant to the  instructions  provided in the first  sentence of this clause (vii)

ARTICLE VI

                             THE COMPANY AND THE MASTER SERVICER

                            (See Article VI of the Standard Terms)

ARTICLE VII

                                           DEFAULT

                           (See Article VII of the Standard Terms.)

ARTICLE VIII

                                    CONCERNING THE TRUSTEE

                           (See Article VIII of the Standard Terms)

ARTICLE IX

                     TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

        SECTION 9.01.  OPTIONAL  PURCHASE  BY  THE  MASTER  SERVICER  OF  ALL  CERTIFICATES;
TERMINATION UPON PURCHASE BY THE MASTER SERVICER OR LIQUIDATION OF ALL MORTGAGE LOANS.

(a)     Subject to Section  9.02,  the  respective  obligations  and  responsibilities  of the
Company,  the Master  Servicer and the Trustee  created hereby in respect of the  Certificates
(other  than  the  obligation  of the  Trustee  to  make  certain  payments  after  the  Final
Distribution  Date to  Certificateholders  and the  obligation  of the Company to send certain notices as hereinafter  set forth) shall  terminate upon the last action  required to be taken by the Trustee on the Final  Distribution  Date  pursuant  to this  Article IX  following  the earlier of:

(i)     the later of the final  payment or other  liquidation  (or any  Advance  with  respect thereto) of the last Mortgage Loan  remaining in the Trust Fund or the  disposition of all property  acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage
        Loan, or

(ii)    the purchase by the Master  Servicer of all Mortgage  Loans and all property  acquired in respect of any Mortgage  Loan  remaining in the Trust Fund at a price equal to 100%
        of the unpaid  principal  balance of each  Mortgage  Loan or, if less than such unpaid principal balance,  the fair market value of the related  underlying  property of such
        Mortgage  Loan with respect to Mortgage  Loans as to which title has been  acquired if such  fair  market  value is less  than  such  unpaid  principal  balance  (net of any unreimbursed  Advances  attributable  to  principal)  on the  day of  repurchase  plus accrued  interest  thereon at the Net Mortgage  Rate (or Modified Net Mortgage Rate in
        the case of any Modified  Mortgage Loan) to, but not  including,  the first day of the month in which such repurchase  price is distributed,  provided,  however,  that in no event shall the trust created hereby  continue  beyond the expiration of 21 years from the death of the last  survivor  of the  descendants  of Joseph P.  Kennedy,  the late ambassador of the United  States to the Court of St. James,  living on the date hereof and provided  further that the purchase price set forth above shall be increased as is necessary,  as determined by the Master  Servicer,  to avoid  disqualification  of any portion of any REMIC  formed  under the Series  Supplement  as a REMIC.  The  purchase price paid by the Master  Servicer  shall also include any amounts owed by Residential
        Funding  pursuant to the last  paragraph of Section 4 of the  Assignment  Agreement in respect  of any  liability,  penalty  or expense  that  resulted  from a breach of the
        Compliance With Laws Representation, that remain unpaid on the date of such purchase.

        The right of the  Master  Servicer  to  purchase  all the  assets  of the  Trust  Fund pursuant to clause (ii) above is  conditioned  upon the Pool  Stated  Principal  Balance as of the Final  Distribution  Date,  prior to giving  effect  to  distributions  to be made on such
Distribution  Date,  being less than ten percent of the Cut-off Date Principal  Balance of the
Mortgage Loans.

        If such right is  exercised  by the Master  Servicer,  the  Master  Servicer  shall be deemed to have been reimbursed for the full amount of any  unreimbursed  Advances  theretofore made by it with  respect  to the  Mortgage  Loans.  In  addition,  the Master  Servicer  shall provide to the Trustee  the  certification  required  by Section  3.15 and the Trustee and the
Custodian  shall,  promptly  following  payment of the purchase  price,  release to the Master
Servicer the Custodial Files pertaining to the Mortgage Loans being purchased.

        In  addition  to the  foregoing,  on any  Distribution  Date on which the Pool  Stated
Principal  Balance,  prior to giving effect to distributions  to be made on such  Distribution
Date, is less than ten percent of the Cut-off Date  Principal  Balance of the Mortgage  Loans,
the Master  Servicer  shall have the right,  at its option,  to purchase the  Certificates  in whole, but not in part, at a price equal to the outstanding  Certificate  Principal Balance of such  Certificates  plus the sum of  Accrued  Certificate  Interest  thereon  for the  related
Interest  Accrual  Period and any  previously  unpaid  Accrued  Certificate  Interest.  If the
Master  Servicer  exercises this right to purchase the  outstanding  Certificates,  the Master
Servicer will promptly  terminate the  respective  obligations  and  responsibilities  created hereby in respect of the Certificates pursuant to this Article IX.

        (b)    The  Master  Servicer  shall  give the  Trustee  not less  than 40 days'  prior notice  of the  Distribution  Date on which the  Master  Servicer  anticipates  that the final distribution  will be made to  Certificateholders  (whether as a result of the exercise by the
Master  Servicer of its right to  purchase  the assets of the Trust Fund or  otherwise)  or on which the Master Servicer  anticipates  that the  Certificates  will be purchased (as a result of the exercise by the Master  Servicer to purchase the outstanding  Certificates).  Notice of any termination  specifying the  anticipated  Final  Distribution  Date (which shall be a date that would otherwise be a Distribution Date) upon which the  Certificateholders  may surrender their  Certificates  to the Trustee  (if so  required by the terms  hereof) for payment of the
final   distribution   and   cancellation  or  notice  of  any  purchase  of  the  outstanding
Certificates,  specifying  the  Distribution  Date upon which the Holders may surrender  their
Certificates  to the Trustee for payment,  shall be given promptly by the Master  Servicer (if it is  exercising  its right to  purchase  the  assets of the Trust  Fund or to  purchase  the outstanding  Certificates),  or by the  Trustee  (in any other  case) by letter.  Such  notice shall be prepared  by the Master  Servicer  (if it is  exercising  its right to  purchase  the assets of the Trust Fund or to purchase the outstanding  Certificates),  or by the Trustee (in any other  case) and mailed by the  Trustee to the  Certificateholders  not  earlier  than the
15th day and not later than the 25th day of the month next  preceding  the month of such final distribution specifying:

               (i)     the  anticipated  Final  Distribution  Date upon which final payment of the  Certificates  is anticipated to be made upon  presentation  and surrender of Certificates at the office or agency of the Trustee  therein  designated  where  required  pursuant to this
Agreement  or,  in the  case  of  the  purchase  by the  Master  Servicer  of the  outstanding
Certificates, the Distribution Date on which such purchase is to be made,

               (ii)    the amount of any such final  payment,  or in the case of the  purchase of the outstanding Certificates, the purchase price, in either case, if known, and

               (iii)   that the Record Date otherwise  applicable to such Distribution Date is not  applicable,  and in the  case of the  Senior  Certificates,  or in the case of all of the
Certificates  in connection  with the exercise by the Master Servicer of its right to purchase the  Certificates,  that  payment  will be made only upon  presentation  and  surrender of the
Certificates at the office or agency of the Trustee therein specified.

        If the Master  Servicer or Trustee is obligated  to give notice to  Certificateholders as aforesaid,  it shall give such notice to the Certificate  Registrar at the time such notice is given to  Certificateholders  and,  if the  Master  Servicer  is  exercising  its rights to purchase  the  outstanding  Certificates,  it shall give such notice to each Rating  Agency at the time  such  notice is given to  Certificateholders.  As a result  of the  exercise  by the
Master  Servicer of its right to purchase  the assets of the Trust Fund,  the Master  Servicer shall deposit in the Certificate  Account,  before the Final  Distribution Date in immediately available  funds an  amount  equal to the  purchase  price for the  assets of the Trust  Fund, computed as provided  above.  As a result of the exercise by the Master  Servicer of its right to purchase the  outstanding  Certificates,  the Master  Servicer shall deposit in an Eligible
Account,  established  by the Master  Servicer on behalf of the Trustee and separate  from the
Certificate  Account  in the name of the  Trustee in trust for the  registered  holders of the
Certificates,  before the Distribution  Date on which such purchase is to occur in immediately available  funds an amount  equal to the  purchase  price for the  Certificates,  computed  as above  provided,  and  provide  notice  of such  deposit  to the  Trustee.  The  Trustee  will withdraw  from such  account  the  amount  specified  in  subsection  (c)  below.  The  Master
Servicer shall provide to the Trustee  written  notification  of any change to the anticipated
Final  Distribution  Date as soon as  practicable.  If the Trust Fund is not terminated on the anticipated Final  Distribution  Date, for any reason,  the Trustee shall promptly mail notice thereof to each affected Certificateholder.

        (c)    (See Section 9.01(c) of the Standard Terms)

        (d)    (See Section 9.01(d) of the Standard Terms)

        (e)    (See Section 9.01(e) of the Standard Terms)

        SECTION 9.02.  ADDITIONAL   TERMINATION   REQUIREMENTS.   (See  Section  9.02  of  the
Standard Terms)

        SECTION 9.03.  TERMINATION  OF MULTIPLE  REMICS.  (See  Section  9.03 of the  Standard
Terms)

ARTICLE X

                                       REMIC PROVISIONS

SECTION 10.01. REMIC ADMINISTRATION.  (See Section 10.01 of the Standard Terms.)

SECTION 10.02. MASTER  SERVICER;  REMIC  ADMINISTRATOR  AND  TRUSTEE   INDEMNIFICATION.   (See
Section 10.02 of the Standard Terms.)

SECTION 10.03. DESIGNATION OF REMICS.

        The REMIC  Administrator  will make an election to treat the segregated pool of assets described in the  definition of REMIC I (as defined  herein)  (including the Mortgage Loans ), and subject to this  Agreement,  as a REMIC  (REMIC I) for federal  income tax  purposes.  The
REMIC  Administrator  will make an election to treat the segregated pool of assets  consisting of the REMIC I Regular  Interests as a REMIC (REMIC II) for federal  income tax purposes.  The
REMIC  Administrator  will make an election to treat the pool of assets  comprised of REMIC II
Regular Interests SB-IO and SB-PO as a REMIC (REMIC III) for federal income tax purposes.

        The REMIC I Regular  Interests  will be "regular  interests"  in REMIC I and the Class
R-I  Certificates  will be the sole class of "residual  interests"  in REMIC I for purposes of the REMIC Provisions under the federal income tax law.

        The Class A-1 Certificates,  Class A-1-a Certificates,  Class A-2 Certificates,  Class
A-3  Certificates,  Class M-1 Certificates,  Class M-2  Certificates,  Class M-3 Certificates,
Class  M-4  Certificates,   Class  M-5  Certificates,   Class  M-6  Certificates,   Class  M-7
Certificates,  Class M-8 Certificates,  Class M-9 Certificates, and REMIC II Regular Interests
SB-PO and SB-IO will be  "regular  interests"  in REMIC II,  and the Class  R-II  Certificates will  represent  the sole class of "residual  interests" in REMIC II for purposes of the REMIC
Provisions under federal income tax law.

        The REMIC III Regular  Interest  will be the single  "regular  interest" in REMIC III, ownership  of which  will be  represented  by the  Class SB  Certificates  and the  Class  R-X
Certificates  will represent the sole class of "residual  interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law.

SECTION 10.04. DISTRIBUTIONS  ON THE REMIC I REGULAR  INTERESTS.  (See Section 4.02(b) of this
Series Supplement.)

SECTION 10.05. COMPLIANCE WITH WITHHOLDING REQUIREMENTS.

        Notwithstanding  any other  provision  of this  Agreement,  the  Trustee or any Paying
Agent,  as  applicable,  shall  comply with all federal  withholding  requirements  respecting payments to  Certificateholders,  including  interest or original issue  discount  payments or advances  thereof that the Trustee or any Paying Agent,  as  applicable,  reasonably  believes are  applicable  under the Code. The consent of  Certificateholders  shall not be required for such  withholding.  In the  event  the  Trustee  or any  Paying  Agent,  as  applicable,  does withhold any amount from interest or original issue discount  payments or advances  thereof to any  Certificateholder  pursuant  to  federal  withholding  requirements,  the  Trustee or any
Paying Agent,  as  applicable,  shall indicate the amount  withheld to such  Certificateholder pursuant to the terms of such requirements.

ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

SECTION 11.01. AMENDMENT.  (See Section 11.01 of the Standard Terms.)

SECTION 11.02. RECORDATION  OF  AGREEMENT;  COUNTERPARTS.  (See Section  11.02 of the Standard
Terms.)

SECTION 11.03. LIMITATION  ON  RIGHTS  OF  CERTIFICATEHOLDERS.   (See  Section  11.03  of  the
Standard Terms.)

SECTION 11.04. GOVERNING LAW.  (See Section 11.04 of the Standard Terms.)

SECTION 11.05. NOTICES.  All demands and  notices  hereunder  shall be in writing and shall be deemed  to have been duly  given if  personally  delivered  at or mailed by  registered  mail, postage  prepaid  (except for  notices to the Trustee  which shall be deemed to have been duly given only when received),  to the appropriate  address for each recipient listed in the table below or, in each case,  such other  address as may  hereafter  be furnished in writing to the
Master Servicer, the Trustee and the Company, as applicable:

------------------------------------------------- -------------------------------------------------------------------------------
RECIPIENT                                         ADDRESS
------------------------------------------------- -------------------------------------------------------------------------------
------------------------------------------------- -------------------------------------------------------------------------------
Company                                           8400 Normandale Lake Boulevard
                                                  Suite 250
                                                  Minneapolis, Minnesota  55437
                                                  Attention:  President
------------------------------------------------- -------------------------------------------------------------------------------
------------------------------------------------- -------------------------------------------------------------------------------
Master Servicer                                   2255 N. Ontario Street, Suite 400
                                                  Burbank, California 91504-2130
                                                  Attention:  Managing Director/Master Servicing
------------------------------------------------- -------------------------------------------------------------------------------
------------------------------------------------- -------------------------------------------------------------------------------
Trustee                                           Corporate Trust Office
                                                  1761 East St. Andrew Place
                                                  Santa Ana, California 92705-4934,
                                                  Attention:  Residential Accredit Loans, Inc. Series 2007-QO4

                                                  The Trustee designates its offices located at DB Services Tennessee, 648
                                                  Grassmere Park Road, Nashville, TN 37211-3658, Attn: Transfer Unit, for the
                                                  purposes of Section 8.12 of the Standard Terms
------------------------------------------------- -------------------------------------------------------------------------------
------------------------------------------------- -------------------------------------------------------------------------------
Moody's Investors Service, Inc.                   99 Church Street, 4th Floor
                                                  New York, New York 10004
------------------------------------------------- -------------------------------------------------------------------------------
------------------------------------------------- -------------------------------------------------------------------------------
Standard & Poor's Ratings Services, a division    55 Water Street
of The McGraw-Hill Companies, Inc.                41st Floor
                                                  New York, New York 10041
------------------------------------------------- -------------------------------------------------------------------------------

Any notice required or permitted to be mailed to a  Certificateholder  shall be given by first class  mail,  postage  prepaid,  at the  address  of such  Holder as shown in the  Certificate
Register.  Any  notice  so  mailed  within  the time  prescribed  in this  Agreement  shall be conclusively presumed to have been duly given, whether or not the  Certificateholder  receives such notice.

SECTION 11.06. REQUIRED  NOTICES TO RATING AGENCY AND  SUBSERVICER.  (See Section 11.06 of the
Standard Terms.)

SECTION 11.07. SEVERABILITY OF PROVISIONS.  (See Section 11.07 of the Standard Terms.)

SECTION 11.08. SUPPLEMENTAL  PROVISIONS  FOR  RESECURITIZATION.  (See  Section  11.08  of  the
Standard Terms.)

SECTION 11.09. ALLOCATION OF VOTING RIGHTS.

        98% of all of the  Voting  Rights  shall be  allocated  among  Holders  of the Class A
Certificates  and  Class  M  Certificates,   in  proportion  to  the  outstanding  Certificate
Principal  Balances  of their  respective  Certificates;  1.0% of all Voting  Rights  shall be allocated  among the  Holders of the Class SB  Certificates;  1/3 of 1% of all  Voting  Rights
shall be  allocated  among the Holders of each Class of Class R  Certificates,  in  accordance with their respective Percentage Interests.

SECTION 11.10. NO PETITION.

        The Company,  Master Servicer and the Trustee,  by entering into this  Agreement,  and each Certificateholder,  by accepting a Certificate,  hereby covenant and agree that they will not at any time  institute  against the Trust  Fund,  or join in any  institution  against the
Trust  Fund  of,  any  bankruptcy  proceedings  under  any  United  States  federal  or  state bankruptcy or similar law in connection with any obligation  with respect to the  Certificates or this Agreement.

                                         ARTICLE XII

                                COMPLIANCE WITH REGULATION AB

                           (See Article XII of the Standard Terms)

        IN WITNESS  WHEREOF,  the  Company,  the Master  Servicer  and the Trustee have caused their names to be signed hereto by their  respective  officers  thereunto duly  authorized and their respective  seals,  duly attested,  to be hereunto  affixed,  all as of the day and year first above written.

                                                                  RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]

                                                                  By:  /s/ Heather Anderson
                                                                  Name: Heather Anderson
                                                                  Title:  Vice President
Attest:  /s/ Marguerite Steffes
        Name: Marguerite Steffes
        Title: Vice President

                                                                  RESIDENTIAL FUNDING COMPANY, LLC
[Seal]

                                                                  By:  /s/ Marguerite Steffes
                                                                  Name:   Marguerite Steffes
                                                                  Title:  Associate
Attest: /s/ Heather Anderson
        Name:   Heather Anderson
        Title: Associate

                                                                  DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
[Seal]

                                                                  By:  /s/ Amy Stoddard
                                                                  Name:   Amy Stoddard
                                                                  Title: Authorized Signer

                                                                  By:   /s/ Karlene Benvenuto
                                                                  Name:   Karlene Benvenuto
                                                                  Title:  Authorized Signer
Attest:        /s/ Mei Nghia
        Name:   Mei Nghia
        Title: Authorized Signer

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )

        On the 30th  day of May,  2007  before  me, a  notary  public  in and for said  State, personally  appeared  Heather  Anderson  known  to me to be a Vice  President  of  Residential
Accredit Loans, Inc., the corporation that executed the within  instrument,  and also known to me to be the person who  executed it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate  first above written.

                                            /s/ Amy Sue Olson
                                                Notary Public
[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )

        On the 30th  day of May,  2007  before  me, a  notary  public  in and for said  State, personally  appeared  Marguerite  Steffes  known  to me to be a(n)  Associate  of  Residential
Funding Company,  LLC, the limited liability company that executed the within instrument,  and also  known to me to be the  person  who  executed  it on  behalf  of said  limited  liability company,  and  acknowledged  to me that such  limited  liability  company  executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            /s/ Amy Sue Olson
                                                   Notary Public
[Notarial Seal]

STATE OF CALIFORNIA          )
                             ) ss.:
COUNTY OF ORANGE       )

        On the 30th  day of May,  2007  before  me, a  notary  public  in and for said  State,
personally appeared    Amy Stoddard           known  to me to be  a(n)  Authorized  Signer  of
DEUTSCHE  BANK TRUST  COMPANY  AMERICAS,  the New York banking  corporation  that executed the within  instrument,  and also known to me to be the person who  executed  it on behalf of said banking corporation and acknowledged to me that such banking  corporation  executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            /s/ David Johnson
                                                Notary Public
[Notarial Seal]

STATE OF CALIFORNIA          )
                             ) ss.:
COUNTY OF ORANGE             )

        On the 30th  day of May,  2007  before  me, a  notary  public  in and for said  State,
personally appeared    Karlene Benvenuto             known to me to be a(n) Vice  President of
DEUTSCHE  BANK TRUST  COMPANY  AMERICAS,  the New York banking  corporation  that executed the within  instrument,  and also known to me to be the person who  executed  it on behalf of said banking corporation and acknowledged to me that such banking  corporation  executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            /s/ David Johnson
                                                Notary Public
[Notarial Seal]

                                         EXHIBIT ONE

                                    MORTGAGE LOAN SCHEDULE

                                      [On file with RFC]

                                         EXHIBIT TWO

                                INFORMATION TO BE INCLUDED IN
                             MONTHLY DISTRIBUTION DATE STATEMENT

        (i) the applicable Record Date, Determination Date and Distribution Date, and the
        date on which the applicable interest accrual period commenced;

        (ii) the aggregate amount of payments received with respect to the Mortgage Loans, including prepayment amounts;

        (iii) the Servicing Fee and Subservicing Fee payable to the Master Servicer and the
        Subservicer;

        (iv) the amount of any other fees or expenses paid, and the identity of the party receiving such fees or expenses;

        (v) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

        (vi) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

        (vii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

        (viii) the aggregate Certificate Principal Balance of each Class of Certificates, before and after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

        (ix)  the aggregate Certificate Principal Balance of each of the Class A, Class M and
        Class SB Certificates as of the Closing Date.

        (x) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

        (xi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

        (xii) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date and the number of
        Mortgage Loans at the beginning and end of the related Due Period;

        (xiii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and Stated Principal Balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and Stated Principal
        Balances of Mortgage Loans that are in foreclosure;

        (xiv) the aggregate amount of Realized Losses for such Distribution Date;

        (xv) the amount, terms and general purpose of any Advance by the Master Servicer pursuant to Section 4.04 and the amount of all Advances that have been reimbursed during the related Due Period;

        (xvi) any material modifications, extensions or waivers to the terms of the Mortgage
        Loans during the Due Period or that have cumulatively become material over time;

        (xvii) any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement.

        (xviii) the number, stated and aggregate principal balance of any REO Properties;

        (xix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each
        Class of Certificates, after giving effect to the distribution made on such
        Distribution Date;

        (xx) the Pass-Through Rates on each Class of Certificates, the Net WAC Cap Rate and the Available Funds Rate for such Distribution Date, separately identifying LIBOR for such Distribution Date;

        (xxi) the Basis Risk Shortfall and Interest Carryforward Amount, if any, for each
Class of Certificates, and Prepayment Interest Shortfalls;

        (xxii) the related Senior Enhancement Percentage for such Distribution Date;

        (xxiii) the Overcollateralization Amount and Required Overcollateralization Amount
        following such Distribution Date;

        (xxiv)  the occurrence of the Stepdown Date, and the aggregate amount of Realized
        Losses since the Cut-off Date for the Mortgage Loans;

        (xxv) [reserved];

        (xxvi) the aggregate amount of any recoveries on previously foreclosed loans;

        In the case of information  furnished  pursuant to clauses (v)(a) and (vi) above,  the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

        The Trustee's  internet website will initially be located at  www.tss.db.com/invr.  To receive this statement via first class mail, telephone the trustee at (800) 735-7777.

                                        EXHIBIT THREE

                           STANDARD TERMS OF POOLING AND SERVICING
                              AGREEMENT DATED AS OF MAY 1, 2007

==============================================================================================

                                      STANDARD TERMS OF
                               POOLING AND SERVICING AGREEMENT

                                   Dated as of May 1, 2007

                               Residential Accredit Loans, Inc.
                       Mortgage Asset-Backed Pass-Through Certificates

==============================================================================================

                                      TABLE OF CONTENTS

        Section 2.03. Representations, Warranties and Covenants of the Master
                          Servicer and the Company.........................................44

        Section 2.04. Representations and Warranties of Residential Funding................46

        Section 2.05. Execution and Authentication of Certificates/Issuance of
                          Certificates Evidencing Interests in REMIC I Certificates........48

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular
                          Interests; Acceptance by the Trustee.............................48

        Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II............48

        Section 2.08. Purposes and Powers of the Trust.....................................48

ARTICLE III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................48

        Section 3.01. Master Servicer to Act as Servicer...................................48

        Section 3.02. Subservicing Agreements Between Master Servicer and
                          Subservicers; Enforcement of Subservicers' and Sellers'

        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
                          Certificateholders...............................................52

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee......52

        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to
                          Custodial Account................................................52

        Section 3.08. Subservicing Accounts; Servicing Accounts............................55

        Section 3.09. Access to Certain Documentation and  Information Regarding the
                          Mortgage Loans...................................................57

        Section 3.10. Permitted Withdrawals from the Custodial Account.....................57

        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections
                          Thereunder.......................................................59

        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity
                          Coverage.........................................................60

        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and

        Section 4.03. Statements to Certificateholders; Statements to Rating
                          Agencies; Exchange Act Reporting.................................76

        Section 4.04. Distribution of Reports to the Trustee and  the Company;

        Section 6.02. Merger or Consolidation of the Company or the Master Servicer;
                          Assignment of Rights and Delegation of Duties by Master
                          Servicer.........................................................91

        Section 6.03. Limitation on Liability of the Company,  the Master Servicer

        Section 8.05. Master Servicer to Pay Trustee's Fees  and Expenses;

        Section 9.01. Optional Purchase by the Master Servicer of All Certificates;
                          Termination Upon Purchase by the Master Servicer or

        Section 10.04.Distributions on the Uncertificated REMIC I and REMIC II

                                           EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit A-I:          Form of Class X Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit C-I:          Form of Class P Certificate
Exhibit C-II:         Form of Class SB Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H:            Form of Investor Representation Letter
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement Pursuant to
                      Section 11.01(e) for a Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:            Request for Exchange Form
Exhibit O:            Form of Form 10-K Certification
Exhibit P:            Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:            Information to be Provided by the Master Servicer to the Rating
Agencies              Relating to Reportable Modified Mortgage Loans
Exhibit R:            Servicing Criteria

        This is the Standard  Terms of Pooling and Servicing  Agreement,  dated as of December
1, 2006 (the "Standard  Terms",  and as  incorporated  by reference  into a Series  Supplement dated as of the Cut-off Date,  the "Pooling and Servicing  Agreement" or  "Agreement"),  among
RESIDENTIAL  ACCREDIT LOANS, INC., as the company (together with its permitted  successors and assigns, the "Company"),  RESIDENTIAL FUNDING COMPANY,  LLC, as master servicer (together with its permitted  successors and assigns,  the "Master  Servicer"),  and the trustee named in the applicable  Series  Supplement  (together  with its  permitted  successors  and  assigns,  the
"Trustee").

                                    PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage  asset-backed  pass-through  certificates
(collectively,  the  "Certificates"),  to be issued under the  Agreement in multiple  classes, which  in the  aggregate  will  evidence  the  entire  beneficial  ownership  interest  in the
Mortgage Loans.

        In consideration of the mutual agreements herein  contained,  the Company,  the Master
Servicer and the Trustee agree as follows:

ARTICLE I

                                         DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued  Certificate  Interest:  With  respect to each  Distribution  Date,  as to any
Class or Subclass of  Certificates  (other than any  Principal  Only  Certificates),  interest accrued during the related  Interest  Accrual Period at the related  Pass-Through  Rate on the
Certificate   Principal  Balance  or  Notional  Amount  thereof   immediately  prior  to  such
Distribution Date. Accrued  Certificate  Interest will be calculated on the basis of a 360-day year,  consisting of twelve 30-day months.  In each case Accrued  Certificate  Interest on any
Class or Subclass of Certificates will be reduced by the amount of:

        (i)    Prepayment  Interest  Shortfalls on all Mortgage Loans or, if the Mortgage Pool
               is comprised of two or more Loan Groups,  on the Mortgage  Loans in the related
               Loan Group (to the extent not offset by the Master  Servicer  with a payment of
               Compensating Interest as provided in Section 4.01),

         (ii)  the interest  portion  (adjusted to the Net Mortgage  Rate (or the Modified Net
               Mortgage Rate in the case of a Modified  Mortgage  Loan)) of Realized Losses on all Mortgage  Loans or, if the  Mortgage  Pool is comprised of two or more Loan
               Groups,  on the  Mortgage  Loans in the related  Loan Group  (including  Excess
               Special  Hazard  Losses,  Excess Fraud  Losses,  Excess  Bankruptcy  Losses and
               Extraordinary  Losses) not allocated  solely to one or more specific Classes of
               Certificates pursuant to Section 4.05,

         (iii) the interest  portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage  Loans or, if the Mortgage Pool
               is comprised of two or more Loan Groups,  on the Mortgage  Loans in the related
               Loan Group, which remained  unreimbursed  following the Cash Liquidation or REO
               Disposition  of such Mortgage Loan or REO Property and (B) made with respect to delinquencies  that were  ultimately  determined  to be Excess  Special  Hazard
               Losses,  Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses,
               and

        (iv)   any other interest shortfalls not covered by the subordination  provided by the
               Class M Certificates and Class B Certificates,  including  interest that is not collectible from the Mortgagor pursuant to the Servicemembers  Civil Relief Act of 1940, as amended,  or similar  legislation  or regulations as in effect from time to time,

with all such  reductions  allocated (A) among all of the  Certificates in proportion to their respective  amounts of Accrued  Certificate  Interest payable on such Distribution Date absent such  reductions  or (B) if the Mortgage  Pool is  comprised  of two or more Loan Groups,  the related  Senior  Percentage  of such  reductions  among the  related  Senior  Certificates  in proportion  to the amounts of Accrued  Certificate  Interest  payable  from the  related  Loan
Group  on  such  Distribution  Date  absent  such  reductions,  with  the  remainder  of  such reductions  allocated  among the holders of the Class M Certificates  and Class B Certificates
in proportion to their  respective  amounts of Accrued  Certificate  Interest  payable on such
Distribution  Date absent such  reductions.  In  addition  to that  portion of the  reductions described in the preceding  sentence  that are allocated to any Class of Class B  Certificates or any Class of Class M Certificates,  Accrued  Certificate  Interest on such Class of Class B
Certificates  or such Class of Class M  Certificates  will be reduced by the interest  portion
(adjusted  to the Net  Mortgage  Rate) of Realized  Losses that are  allocated  solely to such
Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Addendum and Assignment  Agreement:  The Addendum and Assignment  Agreement,  dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional  Collateral:  Any  of the  following  held,  in  addition  to  the  related
Mortgaged  Property,  as security for a Mortgage  Loan:  (i) all money,  securities,  security entitlements,  accounts, general intangibles, payment rights, instruments,  documents, deposit accounts,  certificates of deposit,  commodities  contracts and other investment  property and other  property of whatever kind or  description  now existing or hereafter  acquired which is pledged as security for the  repayment of such Mortgage  Loan,  (ii)  third-party  guarantees, and (A) all money, securities, security entitlements,  accounts, general intangibles,  payment rights,  instruments,  documents,  deposit  accounts,  certificates  of  deposit,  commodities contracts and other  investment  property and other  property of whatever kind or  description now existing or hereafter  acquired  which is pledged as collateral  for such guarantee or (B)
any  mortgaged  property  securing  the  performance  of such  guarantee,  or (iii) such other collateral as may be set forth in the Series Supplement.

        Additional  Collateral  Loan:  Each  Mortgage  Loan that is  supported  by  Additional
Collateral.

        Adjusted   Mortgage  Rate:  With  respect  to  any  Mortgage  Loan  and  any  date  of determination,  the Mortgage Rate borne by the related  Mortgage Note,  less the rate at which the related Subservicing Fee accrues.

        Advance:  As to any Mortgage Loan, any advance made by the Master  Servicer,  pursuant to Section 4.04.

        Advance Facility: As defined in Section 3.22.

        Advance Facility Notice: As defined in Section 3.22.

        Advance Facility Trustee: As defined in Section 3.22.

        Advancing Person: As defined in Section 3.22.

        Advance Reimbursement Amounts: As defined in Section 3.22.

        Affiliate:  With respect to any Person,  any other Person  controlling,  controlled by or under  common  control  with  such  first  Person.  For the  purposes  of this  definition,
"control"  means the power to direct the management  and policies of such Person,  directly or indirectly,  whether  through the  ownership of voting  securities,  by contract or otherwise;
and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future  Distribution:  As to any  Distribution  Date and, with respect to any  Mortgage  Pool that is  comprised  of two or more Loan  Groups,  each Loan Group,  the total of the amounts held in the  Custodial  Account at the close of business on the preceding
Determination Date on account of (i) Liquidation Proceeds,  Subsequent  Recoveries,  Insurance
Proceeds,  Curtailments,  Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or
4.07 and Mortgage  Loan  substitutions  made pursuant to Section 2.03 or 2.04 received or made in the month of such  Distribution  Date  (other  than such  Liquidation  Proceeds,  Insurance
Proceeds  and  purchases  of Mortgage  Loans that the Master  Servicer has deemed to have been
received  in  the  preceding  month  in  accordance  with  Section  3.07(b)),   and  Principal
Prepayments  in Full  made  after the  related  Prepayment  Period,  and (ii)  payments  which represent  early  receipt of  scheduled  payments of  principal  and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged  Property,  the lesser of (i) the appraised value of such Mortgaged  Property  based upon the appraisal  made at the time of the  origination of the related  Mortgage  Loan,  and (ii) the sales price of the Mortgaged  Property at such time of origination,  except in the case of a Mortgaged  Property securing a refinanced or modified
Mortgage Loan as to which it is either the appraised value  determined  above or the appraised value determined in an appraisal at the time of refinancing or  modification,  as the case may
be.

        Assigned  Contracts:  With  respect to any  Pledged  Asset  Loan:  the Credit  Support
Pledge  Agreement;  the Funding  and Pledge  Agreement,  among GMAC  Mortgage,  LLC,  National
Financial  Services  Corporation  and the  Mortgagor  or other  person  pledging  the  related
Pledged  Assets;  the Additional  Collateral  Agreement,  between GMAC  Mortgage,  LLC and the
Mortgagor or other person  pledging the related  Pledged  Assets;  or such other  contracts as may be set forth in the Series Supplement.

        Assignment:   An  assignment  of  the  Mortgage,  notice  of  transfer  or  equivalent instrument,  in recordable form,  sufficient  under the laws of the  jurisdiction  wherein the related  Mortgaged  Property is located to reflect of record the sale of the Mortgage  Loan to the Trustee for the benefit of  Certificateholders,  which  assignment,  notice of transfer or equivalent  instrument  may  be in  the  form  of one or  more  blanket  assignments  covering
Mortgages  secured by Mortgaged  Properties  located in the same  county,  if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment  Agreement:  The  Assignment and  Assumption  Agreement,  dated the Closing
Date, between  Residential  Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment  Agreement and Amendment of Security  Instrument:  With respect to a Sharia
Mortgage  Loan, the agreement  between the consumer and the co-owner  pursuant to which all of the  co-owner's  interest as a  beneficiary  under the related  Sharia  Mortgage Loan Security
Instrument  and the  co-owner's  interest in the related  Mortgaged  Property is conveyed to a subsequent  owner,  which may take the form of an "Assignment  Agreement" and an "Amendment of
Security  Instrument" or an "Assignment  Agreement and Amendment of Security  Instrument",  as
applicable.

        Assignment of Proprietary  Lease:  With respect to a Cooperative  Loan, the assignment of the related  Cooperative  Lease from the  Mortgagor to the  originator  of the  Cooperative
Loan.

        Available  Distribution  Amount:  As to any Distribution Date and, with respect to any
Mortgage Pool  comprised of two or more Loan Groups,  each Loan Group,  an amount equal to (a)
the sum of (i) the amount  relating to the Mortgage Loans on deposit in the Custodial  Account as of the close of business on the immediately  preceding  Determination  Date,  including any
Subsequent  Recoveries,  and amounts deposited in the Custodial Account in connection with the substitution of Qualified  Substitute  Mortgage Loans,  (ii) the amount of any Advance made on the immediately  preceding  Certificate  Account Deposit Date,  (iii) any amount  deposited in the  Certificate  Account on the related  Certificate  Account  Deposit  Date  pursuant to the second  paragraph of Section  3.12(a),  (iv) any amount  deposited in the Certificate  Account pursuant  to Section  4.07 or Section  9.01,  (v) any amount  that the Master  Servicer is not permitted  to withdraw  from the  Custodial  Account or the  Certificate  Account  pursuant to
Section  3.16(e),  (vi) any amount  received  by the  Trustee  pursuant  to the Surety Bond in respect of such  Distribution  Date and (vii) the  proceeds of any Pledged Assets  received by the Master  Servicer,  reduced by (b) the sum as of the close of business  on the  immediately preceding  Determination Date of (w) aggregate  Foreclosure  Profits,  (x) the Amount Held for
Future  Distribution,  and (y) amounts  permitted to be withdrawn by the Master  Servicer from the  Custodial  Account  in respect  of the  Mortgage  Loans  pursuant  to  clauses  (ii)-(x), inclusive,  of Section  3.10(a).  Such amount  shall be  determined  separately  for each Loan
Group.  Additionally,  with respect to any Mortgage Pool that is comprised of two or more Loan
Groups, if on any Distribution  Date  Compensating  Interest provided pursuant to this Section
3.16(e)  is less  than  Prepayment  Interest  Shortfalls  incurred  on the  Mortgage  Loans in connection  with  Principal  Prepayments in Full and  Curtailments  made in the prior calendar month,  such  Compensating  Interest  shall  be  allocated  on such  Distribution  Date to the
Available  Distribution  Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment  Interest  Shortfalls  incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy  Loss:  With  respect to any Mortgage  Loan, a Deficient  Valuation or Debt
Service Reduction;  provided,  however,  that neither a Deficient Valuation nor a Debt Service
Reduction  shall be deemed a  Bankruptcy  Loss  hereunder  so long as the Master  Servicer has notified the Trustee in writing that the Master  Servicer is diligently  pursuing any remedies that may exist in  connection  with the  representations  and  warranties  made  regarding the related  Mortgage Loan and either (A) the related  Mortgage Loan is not in default with regard to payments due  thereunder or (B)  delinquent  payments of principal  and interest  under the related  Mortgage Loan and any premiums on any applicable  primary hazard insurance policy and any related  escrow  payments in respect of such Mortgage Loan are being advanced on a current basis by the Master  Servicer or a  Subservicer,  in either case without  giving effect to any
Debt Service Reduction.

        Book-Entry  Certificate:  Any Certificate  registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business  Day:  Any day other than (i) a  Saturday  or a Sunday or (ii) a day on which banking  institutions  in the  State  of New  York,  the  State  of  Michigan,  the  State  of
California,  the State of Illinois or the State of  Minnesota  (and such other state or states in which the  Custodial  Account  or the  Certificate  Account  are at the time  located)  are required or authorized by law or executive order to be closed.

        Buydown  Funds:  Any amount  contributed  by the seller of a Mortgaged  Property,  the
Company or other source in order to enable the  Mortgagor  to reduce the payments  required to be made from the  Mortgagor's  funds in the early years of a Mortgage Loan.  Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown  Mortgage Loan:  Any Mortgage Loan as to which a specified  amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Calendar  Quarter:  A Calendar  Quarter  shall  consist of one of the  following  time periods  in any given  year:  January 1 through  March  31,  April 1 through  June 30,  July 1 through September 30, and October 1 through December 31.

        Capitalization  Reimbursement  Amount: With respect to any Distribution Date and, with respect to any  Mortgage  Pool  comprised  of two or more Loan  Groups,  each Loan Group,  the amount of Advances or Servicing  Advances that were added to the Stated  Principal  Balance of all Mortgage  Loans or, if the Mortgage  Pool is comprised of two or more Loan Groups,  on the
Mortgage  Loans in the related Loan Group,  during the prior  calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such  Distribution  Date pursuant to Section
3.10(a)(vii),  plus the Capitalization  Reimbursement  Shortfall Amount remaining unreimbursed from any prior  Distribution  Date and reimbursed to the Master  Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization  Reimbursement  Shortfall Amount: With respect to any Distribution Date and,  with  respect to any  Mortgage  Pool  comprised  of two or more Loan  Groups,  each Loan
Group,  the amount,  if any, by which the amount of Advances or Servicing  Advances  that were added to the Stated  Principal  Balance of all  Mortgage  Loans (or, if the  Mortgage  Pool is
comprised  of two or more Loan  Groups,  on the  Mortgage  Loans in the  related  Loan  Group)
during the preceding  calendar month exceeds the amount of principal  payments on the Mortgage
Loans  included in the  Available  Distribution  Amount (or, if the Mortgage Pool is comprised of two or more Loan  Groups,  Available  Distribution  Amount for the related  Loan Group) for that Distribution Date.

        Cash Liquidation:  As to any defaulted  Mortgage Loan other than a Mortgage Loan as to which  an REO  Acquisition  occurred,  a  determination  by the  Master  Servicer  that it has received all Insurance  Proceeds,  Liquidation  Proceeds and other payments or cash recoveries which the  Master  Servicer  reasonably  and in good faith  expects to be finally  recoverable with respect to such Mortgage Loan.

        Certificate  Account  Deposit  Date:  As to any  Distribution  Date,  the Business Day
prior thereto.

        Certificateholder  or Holder:  The Person in whose name a Certificate is registered in the  Certificate  Register,  and,  in respect of any  Insured  Certificates,  the  Certificate
Insurer to the extent of Cumulative  Insurance  Payments,  except that neither a  Disqualified
Organization  nor a Non-United  States Person shall be a holder of a Class R  Certificate  for purposes  hereof and,  solely for the purpose of giving any consent or  direction  pursuant to this Agreement, any Certificate,  other than a Class R Certificate,  registered in the name of the Company,  the Master Servicer or any Subservicer or any Affiliate  thereof shall be deemed not to be outstanding  and the Percentage  Interest or Voting Rights  evidenced  thereby shall not be  taken  into  account  in  determining  whether  the  requisite  amount  of  Percentage
Interests  or Voting  Rights  necessary  to effect  any such  consent  or  direction  has been obtained.  All  references  herein to  "Holders"  or  "Certificateholders"  shall  reflect the rights  of  Certificate  Owners  as they may  indirectly  exercise  such  rights  through  the
Depository  and  participating   members  thereof,   except  as  otherwise  specified  herein;
provided,  however,  that  the  Trustee  shall be  required  to  recognize  as a  "Holder"  or
"Certificateholder"  only  the  Person  in  whose  name a  Certificate  is  registered  in the
Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such Certificate,  as reflected on the books of an indirect  participating brokerage  firm for which a Depository  Participant  acts as agent,  if any, and  otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate  Principal  Balance:  With  respect to each  Certificate  (other  than any
Interest Only Certificate), on any date of determination, an amount equal to:

         (i)   the Initial  Certificate  Principal Balance of such Certificate as specified on the face thereof, plus

         (ii)  any Subsequent  Recoveries added to the Certificate  Principal  Balance of such
               Certificate pursuant to Section 4.02, plus

        (iii)  in the case of each  Accrual  Certificate,  an  amount  equal to the  aggregate
               Accrued  Certificate  Interest  added  to  the  Certificate  Principal  Balance thereof prior to such date of determination, minus

         (iv)  the  sum of (x)  the  aggregate  of all  amounts  previously  distributed  with respect to such  Certificate  (or any predecessor  Certificate)  and applied to reduce the Certificate  Principal  Balance thereof  pursuant to Section 4.02(a)
               and (y) the  aggregate  of all  reductions  in  Certificate  Principal  Balance deemed  to  have  occurred  in  connection  with  Realized  Losses  which  were previously  allocated  to such  Certificate  (or any  predecessor  Certificate)
               pursuant to Section 4.05;

provided,  that  the  Certificate  Principal  Balance  of each  Certificate  of the  Class  of
Subordinate  Certificates  with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage  Interest  represented by such Certificate  multiplied by the excess,  if any, of (A) the then aggregate  Certificate  Principal  Balance of all Classes of Certificates  then outstanding over (B) the then aggregate Stated Principal  Balance of the
Mortgage Loans.

        Certificate  Register  and  Certificate  Registrar:  The register  maintained  and the registrar appointed pursuant to Section 5.02.

        Class:  Collectively,  all of the  Certificates  bearing  the  same  designation.  The initial Class A-V  Certificates  and any Subclass  thereof issued  pursuant to Section 5.01(c)
shall be a single Class for purposes of this Agreement.

        Class  A-P  Certificate:  Any  one of  the  Certificates  designated  as a  Class  A-P
Certificate.

        Class  A-P  Collection  Shortfall:  With  respect  to  the  Cash  Liquidation  or  REO
Disposition  of a Discount  Mortgage  Loan,  any  Distribution  Date and,  with respect to any
Mortgage  Pool  comprised  of two or more Loan  Groups,  each Loan  Group,  the  excess of the amount  described  in clause  (C)(1) of the  definition  of Class A-P  Principal  Distribution
Amount (for the  related  Loan  Group,  if  applicable)  over the amount  described  in clause
(C)(2) of such definition.

        Class A-P Principal  Distribution  Amount:  With respect to any Distribution Date and, with respect to any Mortgage Pool  comprised of two or more Loan Groups,  each Loan Group,  an amount equal to the aggregate of:

               (A)    the related Discount  Fraction of the principal  portion of each Monthly
        Payment  on each  Discount  Mortgage  Loan (or,  with  respect  to any  Mortgage  Pool comprised of two or more Loan Groups,  each Discount Mortgage Loan in the related Loan
        Group) due during the related Due Period,  whether or not  received on or prior to the related  Determination  Date, minus the Discount  Fraction of the principal portion of any related  Debt  Service  Reduction  which  together  with other  Bankruptcy  Losses exceeds the Bankruptcy Amount;

               (B)    the  related  Discount   Fraction  of  the  principal   portion  of  all
        unscheduled  collections  on each  Discount  Mortgage  Loan (or,  with  respect to any
        Mortgage Pool  comprised of two or more Loan Groups,  each  Discount  Mortgage Loan in the related Loan Group) received  during the preceding  calendar month or, in the case of Principal  Prepayments in Full,  during the related  Prepayment  Period (other than amounts  received  in  connection  with a Cash  Liquidation  or REO  Disposition  of a
        Discount   Mortgage  Loan  described  in  clause  (C)  below),   including   Principal
        Prepayments in Full,  Curtailments,  Subsequent Recoveries and repurchases  (including deemed  repurchases under Section 3.07(b)) of such Discount Mortgage Loans (or, in the case of a  substitution  of a Deleted  Mortgage  Loan,  the  Discount  Fraction of the
        amount of any  shortfall  deposited in the Custodial  Account in connection  with such substitution);

               (C)    in  connection  with  the  Cash  Liquidation  or  REO  Disposition  of a
        Discount  Mortgage  Loan (or,  with respect to any Mortgage  Pool  comprised of two or more Loan  Groups,  each  Discount  Mortgage  Loan in the  related  Loan  Group)  that occurred  during the preceding  calendar month (or was deemed to have occurred  during such period in  accordance  with  Section  3.07(b))  that did not result in any Excess
        Special Hazard Losses,  Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary
        Losses,  an amount equal to the lesser of (1) the applicable  Discount Fraction of the
        Stated  Principal  Balance of such Discount  Mortgage Loan  immediately  prior to such
        Distribution  Date and (2) the aggregate  amount of the  collections  on such Mortgage
        Loan to the extent applied as recoveries of principal;

               (D)    any amounts  allocable to principal for any previous  Distribution  Date
        (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

               (E)    the amount of any Class A-P Collection  Shortfalls for such Distribution
        Date and the  related  Loan  Group,  if  applicable,  and the  amount of any Class A-P
        Collection  Shortfalls  (for the related Loan Group, if applicable)  remaining  unpaid for all previous  Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

               (F)    the  related  Discount  Fraction  of the  portion of the  Capitalization
        Reimbursement   Amount  (for  the  related  Loan  Group,   if  applicable)   for  such
        Distribution  Date,  if any,  related to each  Discount  Mortgage Loan (in the related
        Loan Group, if applicable).

        Notwithstanding the foregoing,  with respect to any Distribution Date on and after the
Credit  Support  Depletion  Date,  the Class A-P  Principal  Distribution  Amount  (for a Loan
Group,  if  applicable)  shall  equal the  excess of (i) the sum of (a) the  related  Discount
Fraction of the principal  portion of each Monthly Payment on each Discount  Mortgage Loan (in
the  related  Loan  Group,   if  applicable)   received  or  advanced  prior  to  the  related
Determination  Date  and  not  previously  distributed  minus  the  Discount  Fraction  of the principal  portion of any related Debt Service  Reduction which together with other Bankruptcy
Losses exceeds the Bankruptcy  Amount and (b) the related  Discount  Fraction of the aggregate amount of  unscheduled  collections  described  in  clauses  (B) and (C)  above  over (ii) the amount calculated pursuant to clause (F) above.

        Class  A-V  Certificate:  Any  one of  the  Certificates  designated  as a  Class  A-V
Certificate, including any Subclass thereof.

        Class  B  Certificate:  Any  one  of  the  Certificates  designated  as  a  Class  B-1
Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class  M  Certificate:  Any  one  of  the  Certificates  designated  as  a  Class  M-1
Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Class  P  Certificate:   Any  one  of  the  Certificates   designated  as  a  Class  P
Certificate.

        Class  SB  Certificate:  Any  one  of  the  Certificates  designated  as  a  Class  SB
Certificate.

        Class  X  Certificate:   Any  one  of  the  Certificates   designated  as  a  Class  X
Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986, as amended.

        Combined  Collateral  LLC:  Combined  Collateral  LLC,  a Delaware  limited  liability company.

        Commission:  The Securities and Exchange Commission.

        Compensating  Interest:  With  respect to any  Distribution  Date,  an amount equal to
Prepayment  Interest  Shortfalls  resulting  from  Principal  Prepayments  in Full  during the related  Prepayment  Period and  Curtailments  during the prior calendar month and included in the Available  Distribution  Amount for such  Distribution  Date, but not more than the lesser of  (a)  one-twelfth  of  0.125%  of the  Stated  Principal  Balance  of  the  Mortgage  Loans
immediately  preceding  such  Distribution  Date and (b) the sum of the  Servicing Fee and all
income and gain on amounts  held in the  Custodial  Account  and the  Certificate  Account and
payable to the  Certificateholders  with respect to such Distribution Date;  provided that for purposes of this  definition  the amount of the Servicing Fee will not be reduced  pursuant to
Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

        Compliance With Laws  Representation:  The following  representation  and warranty (or any  representation  and warranty that is substantially  similar) made by Residential  Funding in Section 4 of  Assignment  Agreement:  "Each  Mortgage Loan at the time it was made complied in all material respects with applicable local,  state, and federal laws,  including,  but not limited to, all applicable anti-predatory lending laws".

        Cooperative:  A private,  cooperative  housing  corporation  which owns or leases land and all or part of a building or buildings,  including apartments,  spaces used for commercial purposes  and common  areas  therein  and whose  board of  directors  authorizes,  among other things, the sale of Cooperative Stock.

        Cooperative  Apartment:  A dwelling unit in a multi-dwelling  building owned or leased by a Cooperative,  which unit the Mortgagor has an exclusive  right to occupy  pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative  Lease:  With respect to a  Cooperative  Loan,  the  proprietary  lease or occupancy  agreement with respect to the Cooperative  Apartment  occupied by the Mortgagor and relating to the related  Cooperative  Stock,  which lease or  agreement  confers an  exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative  Loans:  Any of the  Mortgage  Loans  made  in  respect  of a  Cooperative
Apartment,  evidenced  by a Mortgage  Note and secured by (i) a Security  Agreement,  (ii) the related  Cooperative  Stock  Certificate,  (iii) an assignment of the Cooperative  Lease, (iv)
financing  statements  and (v) a stock  power (or other  similar  instrument),  and  ancillary
thereto,  a  recognition   agreement  between  the  Cooperative  and  the  originator  of  the
Cooperative  Loan,  each of which was  transferred  and  assigned to the  Trustee  pursuant to
Section 2.01 and are from time to time held as part of the Trust Fund.

        Cooperative  Stock: With respect to a Cooperative  Loan, the single  outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative  Stock  Certificate:  With  respect  to  a  Cooperative  Loan,  the  stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

        Credit Support  Depletion Date: The first  Distribution  Date on which the Certificate
Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge  Agreement:  The Credit  Support Pledge  Agreement,  dated as of
November 24, 1998,  among the Master Servicer,  GMAC Mortgage,  LLC,  Combined  Collateral LLC
and The First  National  Bank of Chicago  (now known as Bank One,  National  Association),  as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

        Curtailment:  Any Principal  Prepayment  made by a Mortgagor  which is not a Principal
Prepayment in Full.

        Custodial Account:  The custodial account or accounts created and maintained  pursuant to Section 3.07 in the name of a depository  institution,  as custodian for the holders of the
Certificates,  for the holders of certain other  interests in mortgage  loans serviced or sold by the Master  Servicer  and for the Master  Servicer,  into  which the  amounts  set forth in
Section 3.07 shall be deposited  directly.  Any such account or accounts  shall be an Eligible
Account.

        Custodial  Agreement:  An agreement  that may be entered  into among the Company,  the
Master  Servicer,  the  Trustee  and a Custodian  pursuant  to which the  Custodian  will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodial  File:  Any mortgage  loan document in the Mortgage File that is required to be delivered to the Trustee or Custodian pursuant to Section 2.01(b) of this Agreement.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off  Date  Principal  Balance:  As to any  Mortgage  Loan,  the  unpaid  principal balance  thereof at the Cut-off Date after giving effect to all  installments of principal due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

        Debt  Service  Reduction:  With  respect to any  Mortgage  Loan,  a  reduction  in the scheduled  Monthly  Payment for such Mortgage Loan by a court of competent  jurisdiction  in a proceeding  under the  Bankruptcy  Code,  except  such a  reduction  constituting  a Deficient
Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient  Valuation:  With  respect to any  Mortgage  Loan, a valuation by a court of competent  jurisdiction of the Mortgaged  Property in an amount less than the then outstanding indebtedness  under the Mortgage  Loan, or any reduction in the amount of principal to be paid in connection with any scheduled  Monthly Payment that constitutes a permanent  forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate:  Any Certificate other than a Book-Entry Certificate.

        Deleted  Mortgage  Loan: A Mortgage  Loan  replaced or to be replaced with a Qualified
Substitute Mortgage Loan.

        Delinquent:  As used herein,  a Mortgage  Loan is considered to be: "30 to 59 days" or
"30 or more days"  delinquent  when a payment due on any scheduled due date remains  unpaid as of the close of business on the last  business  day  immediately  prior to the next  following monthly  scheduled due date;  "60 to 89 days" or "60 or more days"  delinquent  when a payment due on any  scheduled  due  date  remains  unpaid  as of the  close  of  business  on the last business day  immediately  prior to the second  following  monthly  scheduled due date; and so
on. The  determination  as to whether a Mortgage  Loan falls into these  categories is made as of the close of  business on the last  business  day of each month.  For  example,  a Mortgage
Loan with a payment  due on July 1 that  remained  unpaid as of the close of  business on July
31 would then be  considered to be 30 to 59 days  delinquent.  Delinquency  information  as of the Cut-off Date is  determined  and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository:  The  Depository  Trust  Company,  or any successor  Depository  hereafter named. The nominee of the initial  Depository for purposes of registering  those  Certificates that are to be Book-Entry  Certificates  is Cede & Co. The Depository  shall at all times be a
"clearing  corporation"  as defined in Section  8-102(a)(5) of the Uniform  Commercial Code of
the  State of New York and a  "clearing  agency"  registered  pursuant  to the  provisions  of
Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository  Participant:  A broker,  dealer,  bank or other  financial  institution or other  Person  for whom  from  time to time a  Depository  effects  book-entry  transfers  and pledges of securities deposited with the Depository.

        Destroyed  Mortgage Note: A Mortgage Note the original of which was  permanently  lost or destroyed and has not been replaced.

        Destroyed  Obligation  to  Pay:  An  Obligation  to Pay  the  original  of  which  was permanently lost or destroyed and has not been replaced.

        Determination Date: As defined in the Series Supplement.

        Discount  Fraction:  With  respect  to  each  Discount  Mortgage  Loan,  the  fraction expressed as a  percentage,  the  numerator  of which is the Discount Net Mortgage  Rate minus the Net  Mortgage  Rate (or the  initial  Net  Mortgage  Rate  with  respect  to any  Discount
Mortgage  Loans as to which the  Mortgage  Rate is  modified  pursuant  to  3.07(a))  for such
Mortgage Loan and the  denominator  of which is the Discount Net Mortgage  Rate.  The Discount
Fraction  with respect to each Discount  Mortgage Loan is set forth as an exhibit  attached to the Series Supplement.

        Discount  Mortgage  Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial
Net Mortgage  Rate) of less than the  Discount  Net  Mortgage  Rate per annum and any Mortgage
Loan  deemed  to  be a  Discount  Mortgage  Loan  pursuant  to  the  definition  of  Qualified
Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization:  Any organization defined as a "disqualified  organization"
under Section  860E(e)(5) of the Code,  and if not otherwise  included,  any of the following:
(i) the United  States,  any State or political  subdivision  thereof,  any  possession of the
United  States,  or any  agency or  instrumentality  of any of the  foregoing  (other  than an instrumentality  which is a  corporation  if all of its  activities  are  subject  to tax and, except  for  Freddie  Mac,  a  majority  of its board of  directors  is not  selected  by such governmental unit), (ii) a foreign government, any international  organization,  or any agency or  instrumentality  of any of the  foregoing,  (iii) any  organization  (other  than  certain farmers'  cooperatives  described  in Section  521 of the Code)  which is exempt  from the tax imposed  by Chapter 1 of the Code  (including  the tax  imposed by Section  511 of the Code on unrelated business taxable income), (iv) rural electric and telephone  cooperatives  described in Section  1381(a)(2)(C)  of the Code, (v) any "electing  large  partnership,"  as defined in
Section  775(a) of the Code and (vi) any other Person so  designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership  Interest in a Class R  Certificate  by
such Person may cause the Trust Fund or any Person  having an Ownership  Interest in any Class of  Certificates  (other than such  Person) to incur a  liability  for any federal tax imposed under the Code that  would not  otherwise  be imposed  but for the  Transfer  of an  Ownership
Interest in a Class R  Certificate  to such Person.  The terms  "United  States",  "State" and
"international  organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution  Date:  The 25th day of any  month  beginning  in the  month  immediately following the month of the initial  issuance of the  Certificates  or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date:  With  respect  to any  Distribution  Date and any  Mortgage  Loan,  the day
during the related Due Period on which the Monthly Payment is due.

        Due Period:  With respect to any Distribution  Date, the one-month period set forth in the Series Supplement.

        Eligible  Account:  An account that is any of the  following:  (i)  maintained  with a depository  institution  the debt  obligations  of which have been rated by each Rating Agency in its highest rating  available,  or (ii) an account or accounts in a depository  institution in which such  accounts  are fully  insured to the limits  established  by the FDIC,  provided that any deposits not so insured shall,  to the extent  acceptable to each Rating  Agency,  as evidenced  in  writing,  be  maintained  such that (as  evidenced  by an  Opinion  of  Counsel delivered to the Trustee and each Rating Agency) the registered  Holders of Certificates  have a claim with  respect to the funds in such  account or a  perfected  first  security  interest against any collateral (which shall be limited to Permitted  Investments)  securing such funds that  is  superior  to  claims  of  any  other  depositors  or  creditors  of  the  depository institution  with which  such  account is  maintained,  or (iii) in the case of the  Custodial
Account,  a trust  account or accounts  maintained in the  corporate  trust  department of the
Trustee,  or (iv)  in the  case of the  Certificate  Account,  a  trust  account  or  accounts maintained in the  corporate  trust  department of the Trustee,  or (v) an account or accounts of a  depository  institution  acceptable  to each Rating  Agency (as  evidenced in writing by each Rating  Agency that use of any such account as the Custodial  Account or the  Certificate
Account  will not reduce the  rating  assigned  to any Class of  Certificates  by such  Rating
Agency below the then-current rating assigned to such Certificates).

        Event of Default:  As defined in Section 7.01.

        Excess  Bankruptcy Loss: Any Bankruptcy  Loss, or portion  thereof,  which exceeds the then applicable Bankruptcy Amount.

        Excess  Fraud  Loss:  Any Fraud  Loss,  or portion  thereof,  which  exceeds  the then applicable Fraud Loss Amount.

        Excess  Special  Hazard  Loss:  Any Special  Hazard  Loss,  or portion  thereof,  that exceeds the then applicable Special Hazard Amount.

        Excess  Subordinate  Principal Amount:  With respect to any Distribution Date on which the aggregate  Certificate  Principal  Balance of the Class of Subordinate  Certificates  then outstanding  with the Lowest  Priority is to be reduced to zero and on which  Realized  Losses are to be  allocated  to such class or  classes,  the  excess,  if any, of (i) the amount that would  otherwise  be  distributable  in  respect  of  principal  on such  class or  classes of
Certificates  on such  Distribution  Date  over  (ii) the  excess,  if any,  of the  aggregate
Certificate  Principal  Balance of such class or classes of Certificates  immediately prior to such  Distribution  Date over the aggregate  amount of Realized Losses to be allocated to such classes  of  Certificates  on such  Distribution  Date as  reduced  by any  amount  calculated pursuant to clause (E) of the  definition of Class A-P  Principal  Distribution  Amount.  With
respect  to any  Mortgage  Pool that is  comprised  of two or more  Loan  Groups,  the  Excess
Subordinate  Principal  Amount will be  allocated  between each Loan Group on a pro rata basis in  accordance  with the  amount  of  Realized  Losses  attributable  to each  Loan  Group and allocated to the Certificates on such Distribution Date.

        Exchange Act:  The Securities and Exchange Act of 1934, as amended.

        Extraordinary  Events:  Any of the  following  conditions  with respect to a Mortgaged
Property (or,  with respect to a  Cooperative  Loan,  the  Cooperative  Apartment) or Mortgage
Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a)     losses that are of the type that would be covered by the fidelity  bond and the errors and omissions  insurance policy required to be maintained  pursuant to Section 3.12(b)
        but are in excess of the coverage maintained thereunder;

(b)     nuclear  reaction  or nuclear  radiation  or  radioactive  contamination,  all whether controlled or uncontrolled,  and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by,  contributed  to or  aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c)     hostile  or warlike  action in time of peace or war,  including  action in  hindering, combating or defending against an actual, impending or expected attack:

1.      by any  government  or  sovereign  power,  de jure or de  facto,  or by any  authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d)     any weapon of war employing  atomic  fission or  radioactive  force whether in time of peace or war; or

(e)     insurrection,  rebellion,  revolution,  civil war,  usurped  power or action  taken by
        governmental   authority  in  hindering,   combating  or  defending  against  such  an
        occurrence,   seizure  or  destruction   under  quarantine  or  customs   regulations,
        confiscation  by order of any government or public  authority;  or risks of contraband or illegal transportation or trade.

        Extraordinary  Losses:  Any loss  incurred on a Mortgage  Loan caused by or  resulting from an Extraordinary Event.

        Fannie  Mae:  Federal  National  Mortgage  Association,   a  federally  chartered  and
privately  owned  corporation  organized  and  existing  under the Federal  National  Mortgage
Association Charter Act, or any successor thereto.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final  Distribution  Date: The  Distribution  Date on which the final  distribution in respect of the Certificates  will be made pursuant to Section 9.01,  which Final  Distribution
Date shall in no event be later than the end of the 90-day  liquidation  period  described  in
Section 9.02.

        Fitch:  Fitch Ratings or its successor in interest.

        Foreclosure  Profits:  As to any Distribution Date or related  Determination  Date and any Mortgage Loan, the excess,  if any, of Liquidation  Proceeds,  Insurance  Proceeds and REO
Proceeds  (net of all  amounts  reimbursable  therefrom  pursuant to Section  3.10(a)(ii))  in respect  of  each  Mortgage  Loan  or  REO  Property  for  which  a  Cash  Liquidation  or REO
Disposition  occurred in the related  Prepayment  Period over the sum of the unpaid  principal balance  of  such  Mortgage  Loan  or  REO  Property  (determined,  in  the  case  of  an  REO
Disposition,  in  accordance  with  Section  3.14) plus  accrued  and unpaid  interest  at the
Mortgage Rate on such unpaid  principal  balance from the Due Date to which  interest was last paid by the  Mortgagor  to the first day of the month  following  the month in which such Cash
Liquidation or REO Disposition occurred.

        Form 10-K Certification:  As defined in Section 4.03(e).

        Fraud  Losses:  Realized  Losses on Mortgage  Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage  Corporation,  a corporate  instrumentality of the United States  created and existing  under Title III of the Emergency  Home Finance Act of
1970, as amended, or any successor thereto.

        Highest  Priority:  As  of  any  date  of  determination,  the  Class  of  Subordinate
Certificates  then  outstanding with a Certificate  Principal  Balance greater than zero, with the earliest  priority for  payments  pursuant to Section  4.02(a),  in the  following  order:
Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent:  When used with respect to any specified Person,  means such a Person who
(i) is in fact  independent  of the  Company,  the Master  Servicer  and the  Trustee,  or any
Affiliate  thereof,  (ii) does not have any direct financial interest or any material indirect financial  interest in the  Company,  the Master  Servicer  or the Trustee or in an  Affiliate
thereof,  and (iii) is not connected with the Company,  the Master  Servicer or the Trustee as an officer, employee, promoter,  underwriter,  trustee, partner, director or person performing similar functions.

        Initial  Certificate  Principal  Balance:  With respect to each Class of Certificates, the  Certificate  Principal  Balance of such Class of  Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing  scheduled principal amortization and  interest  at the Net  Mortgage  Rate for the Due Date in the first Due Period  commencing subsequent  to the Cut-off  Date for those  Mortgage  Loans for which the Trustee  will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial  Notional  Amount:  With  respect to any Class or Subclass  of  Interest  Only
Certificates,  the amount  initially  used as the principal  basis for the  calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Initial Subordinate Class Percentage: As defined in the Series Supplement.

        Insurance  Proceeds:  Proceeds paid in respect of the Mortgage  Loans  pursuant to any
Primary  Insurance  Policy or any other  related  insurance  policy  covering a Mortgage  Loan
(excluding any Certificate Policy (as defined in the Series  Supplement)),  to the extent such proceeds  are  payable  to the  mortgagee  under the  Mortgage,  any  Subservicer,  the Master
Servicer  or the  Trustee and are not  applied to the  restoration  of the  related  Mortgaged
Property  (or,  with respect to a  Cooperative  Loan,  the related  Cooperative  Apartment) or released to the Mortgagor in accordance  with the  procedures  that the Master  Servicer would follow in servicing mortgage loans held for its own account.

        Insurer:  Any  named  insurer  under any  Primary  Insurance  Policy or any  successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

        Interest  Only  Certificates:  A Class or Subclass  of  Certificates  not  entitled to payments of  principal,  and  designated as such in the Series  Supplement.  The Interest Only
Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        International  Borrower:  In connection  with any Mortgage Loan, a borrower who is (a)
a United States citizen  employed in a foreign  country,  (b) a  non-permanent  resident alien employed  in the  United  States or (c) a citizen of a country  other  than the United  States with income derived from sources outside the United States.

        Junior Certificateholder:  The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates:  The Class of Subordinate Certificates outstanding as of the date of the  repurchase  of a Mortgage  Loan  pursuant to Section 4.07 herein that has the
Lowest Priority.

        Late  Collections:  With respect to any Mortgage Loan, all amounts received during any
Due  Period,  whether  as  late  payments  of  Monthly  Payments  or  as  Insurance  Proceeds,
Liquidation  Proceeds or otherwise,  which  represent  late payments or collections of Monthly
Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation  Proceeds:  Amounts (other than Insurance Proceeds) received by the Master
Servicer  in  connection  with the taking of an entire  Mortgaged  Property by exercise of the power of eminent domain or  condemnation  or in connection with the liquidation of a defaulted
Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group:  Any group of Mortgage  Loans  designated  as a separate loan group in the
Series  Supplement.  The  Certificates  relating to each Loan Group will be  designated in the
Series Supplement.

        Loan-to-Value  Ratio:  As of any date,  the fraction,  expressed as a percentage,  the numerator of which is the current  principal  balance of the related Mortgage Loan at the date of  determination  and  the  denominator  of  which  is the  Appraised  Value  of the  related
Mortgaged Property.

        Lower  Priority:  As of any  date  of  determination  and  any  Class  of  Subordinate
Certificates,  any other  Class of  Subordinate  Certificates  then  outstanding  with a later priority for payments pursuant to Section 4.02 (a).

        Lowest  Priority:  As  of  any  date  of  determination,   the  Class  of  Subordinate
Certificates  then  outstanding with a Certificate  Principal  Balance greater than zero, with the latest priority for payments  pursuant to Section 4.02(a),  in the following order:  Class
B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity  Date:  The latest  possible  maturity  date,  solely for purposes of Section
1.860G-1(a)(4)(iii)  of the Treasury  regulations,  by which the Certificate Principal Balance of each  Class of  Certificates  (other  than the  Interest  Only  Certificates  which have no
Certificate  Principal  Balance)  and each  Uncertificated  REMIC  Regular  Interest  would be reduced to zero, as designated in the Series Supplement.

        MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)System:  The  system  of  recording   transfers  of  Mortgages   electronically
maintained by MERS.

        MIN: The Mortgage  Identification  Number for Mortgage Loans  registered  with MERS on the MERS(R)System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.
        Modified  Mortgage  Loan:  Any Mortgage  Loan that has been the subject of a Servicing
Modification.

        Modified  Net  Mortgage  Rate:  As to any  Mortgage  Loan  that  is the  subject  of a
Servicing  Modification,  the Net Mortgage Rate minus the rate per annum by which the Mortgage
Rate on such Mortgage Loan was reduced.

        MOM Loan:  With respect to any  Mortgage  Loan,  MERS acting as the  mortgagee of such
Mortgage  Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly  Payment:  With respect to any Mortgage Loan  (including any REO Property) and any Due Date,  the  payment of  principal  and  interest  due thereon in  accordance  with the amortization  schedule  at  the  time  applicable  thereto  (after  adjustment,  if  any,  for
Curtailments  and for  Deficient  Valuations  occurring  prior to such Due Date but before any adjustment to such amortization  schedule by reason of any bankruptcy,  other than a Deficient
Valuation,  or similar  proceeding  or any  moratorium  or similar  waiver or grace period and before any Servicing  Modification  that  constitutes a reduction of the interest rate on such
Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage:  With respect to each  Mortgage Note related to a Mortgage Loan which is not a Cooperative  Loan, the mortgage,  deed of trust or other  comparable  instrument  creating a first  lien on an estate in fee  simple or  leasehold  interest  in real  property  securing a
Mortgage  Note.  With respect to each  Obligation  to Pay related to a Sharia  Mortgage  Loan, the Sharia Mortgage Loan Security Instrument.

        Mortgage  File:  The  mortgage  documents  listed  in  Section  2.01  pertaining  to a particular  Mortgage Loan and any  additional  documents  required to be added to the Mortgage
File pursuant to this Agreement.

        Mortgage  Loans:  Such of the mortgage  loans,  including any Sharia  Mortgage  Loans, transferred  and  assigned  to the Trustee  pursuant to Section  2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage  Loans  originally so held being  identified in the initial  Mortgage Loan Schedule,  and Qualified  Substitute  Mortgage
Loans held or deemed held as part of the Trust Fund including,  without  limitation,  (i) with respect to each Cooperative Loan, the related Mortgage Note,  Security  Agreement,  Assignment of Proprietary Lease,  Cooperative Stock Certificate,  Cooperative Lease and Mortgage File and
all rights appertaining  thereto,  (ii) with respect to each Sharia Mortgage Loan, the related
Obligation  to  Pay,   Sharia  Mortgage  Loan  Security   Instrument,   Sharia  Mortgage  Loan
Co-Ownership  Agreement,  Assignment  Agreement  and  Amendment  of  Security  Instrument  and
Mortgage  File and all rights  appertaining  thereto and (iii) with  respect to each  Mortgage
Loan other than a Cooperative  Loan or a Sharia  Mortgage  Loan,  each related  Mortgage Note,
Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage  Note:  The  originally  executed  note or  other  evidence  of  indebtedness evidencing  the  indebtedness  of a  Mortgagor  under  a  Mortgage  Loan,  together  with  any modification  thereto.  With respect to each Sharia  Mortgage Loan, the related  Obligation to
Pay.

        Mortgage  Pool:  The  pool of  mortgage  loans,  including  all Loan  Groups,  if any, consisting of the Mortgage Loans.

        Mortgage  Rate:  As to any  Mortgage  Loan,  the  interest  rate borne by the  related
Mortgage  Note, or any  modification  thereto other than a Servicing  Modification.  As to any
Sharia  Mortgage  Loan, the profit factor  described in the related  Obligation to Pay, or any modification thereto other than a Servicing Modification.

        Mortgaged  Property:  The underlying  real property  securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The  obligor  on a Mortgage  Note,  or with  respect to a Sharia  Mortgage
Loan, the consumer on an Obligation to Pay.

        Net Mortgage  Rate:  As to each Mortgage  Loan, a per annum rate of interest  equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

        Non-Discount Mortgage Loan:  A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary  Residence  Loans:  The Mortgage Loans  designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable  Advance:  Any  Advance  previously  made or proposed to be made by the
Master  Servicer or Subservicer  in respect of a Mortgage Loan (other than a Deleted  Mortgage
Loan) which, in the good faith judgment of the Master  Servicer,  will not, or, in the case of a proposed Advance,  would not, be ultimately  recoverable by the Master Servicer from related
Late  Collections,   Insurance  Proceeds,   Liquidation  Proceeds,  REO  Proceeds  or  amounts
reimbursable  to the Master Servicer  pursuant to Section  4.02(a) hereof.  To the extent that any Mortgagor is not obligated  under the related  Mortgage  documents to pay or reimburse any portion of any Servicing  Advances that are outstanding  with respect to the related  Mortgage
Loan as a result  of a  modification  of such  Mortgage  Loan by the  Master  Servicer,  which forgives  amounts which the Master  Servicer or Subservicer had previously  advanced,  and the
Master  Servicer  determines  that no  other  source  of  payment  or  reimbursement  for such advances is  available to it, such  Servicing  Advances  shall be deemed to be  Nonrecoverable
Advances.  The  determination  by  the  Master  Servicer  that  it has  made a  Nonrecoverable
Advance or that any proposed  Advance  would  constitute a  Nonrecoverable  Advance,  shall be evidenced  by an  Officers'  Certificate  delivered  to  the  Company,  the  Trustee  and  any
Certificate Insurer.

        Nonsubserviced  Mortgage  Loan:  Any  Mortgage  Loan  that,  at the time of  reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount:  With respect to any Class or Subclass of Interest Only Certificates,
an amount used as the principal basis for the calculation of any interest  payment amount,  as more specifically defined in the Series Supplement.

        Obligation to Pay: The  originally  executed  obligation  to pay or similar  agreement evidencing  the obligation of the consumer  under a Sharia  Mortgage  Loan,  together with any modification thereto.

        Officers'  Certificate:  A  certificate  signed  by the  Chairman  of the  Board,  the
President  or a Vice  President  or  Assistant  Vice  President,  or a  Director  or  Managing
Director,  and by the  Treasurer,  the  Secretary,  or one  of  the  Assistant  Treasurers  or
Assistant  Secretaries  of the  Company  or the  Master  Servicer,  as the  case  may be,  and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel:  A written  opinion of counsel  acceptable  to the Trustee and the
Master  Servicer,  who may be counsel for the Company or the Master  Servicer,  provided  that any opinion of counsel (i) referred to in the  definition of  "Disqualified  Organization"  or
(ii)  relating  to the  qualification  of any REMIC  formed  under the  Series  Supplement  or compliance  with the REMIC  Provisions  must,  unless  otherwise  specified,  be an opinion of
Independent counsel.

        Outstanding  Mortgage  Loan:  As to any Due Date, a Mortgage  Loan  (including  an REO
Property)  which was not the subject of a Principal  Prepayment in Full,  Cash  Liquidation or
REO  Disposition  and which was not purchased,  deleted or  substituted  for prior to such Due
Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership  Interest:  As to any  Certificate,  any  ownership or security  interest in such  Certificate,  including any interest in such  Certificate  as the Holder thereof and any other  interest  therein,  whether  direct or indirect,  legal or  beneficial,  as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

        Paying Agent:  The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage  Interest:   With  respect  to  any  Certificate  (other  than  a  Class  R
Certificate),  the undivided  percentage  ownership interest in the related Class evidenced by such  Certificate,  which  percentage  ownership  interest  shall  be  equal  to  the  Initial
Certificate  Principal  Balance  thereof  or  Initial  Notional  Amount  (in  the  case of any
Interest Only  Certificate)  thereof divided by the aggregate  Initial  Certificate  Principal
Balance  or the  aggregate  of  the  Initial  Notional  Amounts,  as  applicable,  of all  the
Certificates  of the same  Class.  With  respect to a Class R  Certificate,  the  interest  in distributions  to be made  with  respect  to such  Class  evidenced  thereby,  expressed  as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i)     obligations  of or  guaranteed  as to timely  payment of principal and interest by the
        United  States or any agency or  instrumentality  thereof  when such  obligations  are backed by the full faith and credit of the United States;

(ii)    repurchase  agreements on  obligations  specified in clause (i) maturing not more than one  month  from  the  date  of  acquisition  thereof,  provided  that  the  unsecured short-term debt  obligations of the party agreeing to repurchase such  obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)   federal funds,  certificates of deposit,  demand deposits,  time deposits and bankers'
        acceptances  (which shall each have an original maturity of not more than 90 days and, in the case of bankers'  acceptances,  shall in no event have an original  maturity of more  than 365 days or a  remaining  maturity  of more  than 30 days)  denominated  in
        United  States   dollars  of  any  U.S.   depository   institution  or  trust  company
        incorporated  under  the laws of the  United  States or any  state  thereof  or of any domestic branch of a foreign  depository  institution or trust company;  provided that the debt  obligations of such  depository  institution or trust company at the date of acquisition  thereof have been rated by each Rating  Agency in its highest  short-term rating  available;  and,  provided  further  that,  if the  original  maturity of such short-term  obligations of a domestic  branch of a foreign  depository  institution or trust company shall exceed 30 days, the short-term  rating of such  institution  shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

(iv)    commercial  paper and demand notes  (having  original  maturities of not more than 365 days) of any  corporation  incorporated  under  the laws of the  United  States or any state  thereof which on the date of  acquisition  has been rated by each Rating Agency in its highest short-term rating available;  provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v)     any mutual  fund,  money market  fund,  common  trust fund or other pooled  investment vehicle,  the  assets  of which  are  limited  to  instruments  that  otherwise  would constitute Permitted  Investments  hereunder and have been rated by each Rating Agency in its  highest  short-term  rating  available  (in the case of Standard & Poor's such rating  shall be either  AAAm or AAAm-G),  including  any such fund that is managed by the  Trustee or any  affiliate  of the  Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

(vi)    other  obligations  or  securities  that are  acceptable  to each  Rating  Agency as a
        Permitted  Investment  hereunder and will not reduce the rating  assigned to any Class of  Certificates  by such Rating  Agency  (without  giving  effect to any  Certificate
        Policy (as defined in the Series  Supplement) in the case of Insured  Certificates (as defined in the Series Supplement) below the lower of the then-current  rating assigned to such Certificates by such Rating Agency, as evidenced in writing;

provided,  however,  no instrument  shall be a Permitted  Investment if it represents,  either
(1) the  right  to  receive  only  interest  payments  with  respect  to the  underlying  debt instrument  or (2) the right to receive  both  principal  and interest  payments  derived from obligations  underlying such  instrument and the principal and interest  payments with respect to such instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the highest  rating  available on unsecured  long-term  debt shall  mean AAA in the case of  Standard & Poor's and Fitch and Aaa in the case of Moody's,  and for  purposes of this  Agreement,  any  references  herein to the highest rating available on unsecured  commercial paper and short-term debt obligations  shall mean the following:  A-1 in the case of Standard & Poor's,  P-1 in the case of Moody's and F-1 in the case of Fitch;  provided,  however,  that any Permitted Investment that is a short-term debt  obligation  rated  A-1 by  Standard  & Poor's  must  satisfy  the  following  additional conditions:  (i) the total amount of debt from A-1 issuers  must be limited to the  investment of monthly principal and interest payments  (assuming fully amortizing  collateral);  (ii) the total  amount  of  A-1  investments  must  not  represent  more  than  20%  of  the  aggregate outstanding  Certificate  Principal  Balance of the  Certificates and each investment must not mature  beyond 30 days;  (iii) the terms of the debt must have a  predetermined  fixed  dollar amount of principal  due at maturity  that cannot  vary;  and (iv) if the  investments  may be liquidated  prior to their maturity or are being relied on to meet a certain  yield,  interest must be tied to a single  interest  rate  index plus a single  fixed  spread (if any) and must move  proportionately  with that index.  Any  Permitted  Investment  may be held by or through the Trustee or its Affiliates.

        Permitted  Transferee:  Any  Transferee  of  a  Class  R  Certificate,  other  than  a
Disqualified Organization or Non-United States Person.

        Person: Any individual,  corporation,  limited liability company,  partnership,  joint venture,  association,  joint-stock company, trust,  unincorporated organization or government or any agency or political subdivision thereof.

        Pledged  Amount:  With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged  Asset Loan:  Any  Mortgage  Loan  supported  by Pledged  Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged  Assets:  With respect to any Mortgage Loan, all money,  securities,  security entitlements,  accounts,  general intangibles,  payment intangibles,  instruments,  documents, deposit  accounts,  certificates  of  deposit,  commodities  contracts  and  other  investment property and other  property of whatever kind or  description  pledged by Combined  Collateral
LLC as security in respect of any Realized  Losses in  connection  with such  Mortgage Loan up to the  Pledged  Amount for such  Mortgage  Loan,  and any related  collateral,  or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset  Mortgage  Servicing  Agreement:  The Pledged Asset  Mortgage  Servicing
Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and  Servicing  Agreement  or  Agreement:  With  respect to any  Series,  this
Standard Terms together with the related Series Supplement.

        Pool Stated  Principal  Balance:  As to any  Distribution  Date,  the aggregate of the
Stated Principal Balances of each Mortgage Loan.

        Pool Strip Rate:  With  respect to each  Mortgage  Loan, a per annum rate equal to the excess of (a) the Net Mortgage  Rate of such  Mortgage Loan over (b) the Discount Net Mortgage
Rate (but not less than 0.00%) per annum.

        Prepayment  Distribution  Trigger: With respect to any Distribution Date and any Class of  Subordinate  Certificates  (other than the Class M-1  Certificates),  a test that shall be satisfied if the fraction  (expressed  as a  percentage)  equal to the sum of the  Certificate
Principal  Balances  of such Class and each  Class of  Subordinate  Certificates  with a Lower
Priority  than  such  Class  immediately  prior  to  such  Distribution  Date  divided  by the aggregate  Stated  Principal  Balance of all of the Mortgage Loans (or related REO Properties)
immediately  prior  to such  Distribution  Date is  greater  than or  equal  to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment  Interest  Shortfall:  As to any  Distribution  Date and any Mortgage  Loan
(other  than a  Mortgage  Loan  relating  to an REO  Property)  that was the  subject of (a) a
Principal  Prepayment in Full during the portion of the related  Prepayment  Period that falls during the prior  calendar  month,  an amount  equal to the excess of one month's  interest at the Net  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a Modified  Mortgage
Loan) on the Stated  Principal  Balance  of such  Mortgage  Loan over the  amount of  interest
(adjusted  to the Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a Modified
Mortgage  Loan))  paid  by the  Mortgagor  for  such  month  to the  date  of  such  Principal
Prepayment in Full or (b) a Curtailment  during the prior calendar  month,  an amount equal to one month's  interest at the Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment  Period: As to any Distribution Date and Principal  Prepayment in Full, the
period  commencing on the 16th day of the month prior to the month in which that  Distribution
Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary  Insurance Policy:  Each primary policy of mortgage guaranty  insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

        Principal  Only  Certificates:  A Class of  Certificates  not  entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal  Prepayment:  Any payment of principal or other recovery on a Mortgage Loan, including  a recovery  that takes the form of  Liquidation  Proceeds  or  Insurance  Proceeds, which is received in advance of its  scheduled  Due Date and is not  accompanied  by an amount as to interest  representing  scheduled  interest on such  payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal  Prepayment  in Full:  Any  Principal  Prepayment  of the  entire  principal balance of a Mortgage Loan that is made by the Mortgagor.

        Program Guide:  Collectively,  the Client Guide and the Servicer Guide for Residential
Funding's Expanded Criteria Mortgage Program.

        Purchase  Price:  With respect to any Mortgage Loan (or REO  Property)  required to be or otherwise  purchased on any date  pursuant to Section 2.02,  2.03,  2.04 or 4.07, an amount equal  to the sum of (i) 100% of the  Stated  Principal  Balance  thereof  plus the  principal portion  of any  related  unreimbursed  Advances  and  (ii)  unpaid  accrued  interest  at the
Adjusted  Mortgage  Rate (or Modified  Net Mortgage  Rate plus the rate per annum at which the
Servicing Fee is calculated in the case of a Modified  Mortgage  Loan) (or at the Net Mortgage
Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan) in the case of a purchase made by the Master  Servicer) on the Stated  Principal  Balance  thereof to the Due
Date in the Due Period related to the  Distribution  Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified  Substitute  Mortgage  Loan:  A Mortgage  Loan  substituted  by  Residential
Funding  or the  Company  for a  Deleted  Mortgage  Loan  which  must,  on the  date  of  such substitution,  as confirmed in an Officers'  Certificate delivered to the Trustee, with a copy to the Custodian,

        (i)    have  an  outstanding  principal  balance,  after  deduction  of the  principal portion of the  monthly  payment  due in the month of  substitution  (or in the case of a  substitution  of more than one Mortgage Loan for a Deleted  Mortgage
               Loan, an aggregate  outstanding principal balance,  after such deduction),  not in excess of the Stated  Principal  Balance of the Deleted  Mortgage  Loan (the
               amount  of  any  shortfall  to be  deposited  by  Residential  Funding  in  the
               Custodial Account in the month of substitution);

        (ii)   have a Mortgage  Rate and a Net  Mortgage  Rate no lower than and not more than
               1%  per  annum   higher  than  the  Mortgage   Rate  and  Net  Mortgage   Rate,
               respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a  Loan-to-Value  Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution;

        (iv)   have a remaining  term to stated  maturity  not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v)    comply with each  representation  and warranty  set forth in Sections  2.03 and
               2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi)   have a Pool Strip Rate equal to or greater  than that of the  Deleted  Mortgage
               Loan.

Notwithstanding  any other  provisions  herein,  (x) with respect to any Qualified  Substitute
Mortgage Loan  substituted  for a Deleted  Mortgage Loan which was a Discount  Mortgage  Loan, such  Qualified  Substitute  Mortgage Loan shall be deemed to be a Discount  Mortgage Loan and to have a Discount  Fraction equal to the Discount  Fraction of the Deleted  Mortgage Loan and
(y) in the event that the "Pool  Strip  Rate" of any  Qualified  Substitute  Mortgage  Loan as
calculated  pursuant to the  definition  of "Pool  Strip Rate" is greater  than the Pool Strip
Rate of the related Deleted Mortgage Loan

        (i)    the Pool Strip Rate of such Qualified  Substitute  Mortgage Loan shall be equal to the Pool Strip Rate of the related  Deleted  Mortgage  Loan for  purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii)   the excess of the Pool Strip Rate on such  Qualified  Substitute  Mortgage Loan as  calculated  pursuant to the  definition  of "Pool Strip Rate" over the Pool
               Strip Rate on the related  Deleted  Mortgage Loan shall be payable to the Class
               R Certificates pursuant to Section 4.02 hereof.

        Rating  Agency:  Each of the  statistical  credit  rating  agencies  specified  in the
Preliminary  Statement  of the Series  Supplement.  If any agency or a successor  is no longer in  existence,  "Rating  Agency" shall be such  statistical  credit  rating  agency,  or other comparable  Person,  designated by the Company,  notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

        (a)    as to which a Cash Liquidation or REO Disposition has occurred,  an amount (not less than zero) equal to (i) the Stated Principal  Balance of the Mortgage Loan
               (or REO Property) as of the date of Cash Liquidation or REO  Disposition,  plus
               (ii) interest (and REO Imputed Interest,  if any) at the Net Mortgage Rate from
               the  Due  Date  as  to  which   interest   was  last   paid  or   advanced   to
               Certificateholders  up to  the  Due  Date  in the  Due  Period  related  to the
               Distribution  Date on which such  Realized  Loss will be allocated  pursuant to
               Section  4.05 on the Stated  Principal  Balance of such  Mortgage  Loan (or REO
               Property)  outstanding  during each Due Period that such  interest was not paid or advanced,  minus (iii) the proceeds,  if any,  received  during the month in which  such Cash  Liquidation  (or REO  Disposition)  occurred,  to the  extent applied as  recoveries of interest at the Net Mortgage Rate and to principal of the  Mortgage  Loan,  net of the  portion  thereof  reimbursable  to the Master
               Servicer  or any  Subservicer  with  respect  to  related  Advances,  Servicing
               Advances or other  expenses as to which the Master  Servicer or  Subservicer is entitled  to  reimbursement  thereunder  but  which  have not  been  previously reimbursed,

        (b)    which is the subject of a Servicing  Modification,  (i) (1) the amount by which the  interest  portion of a Monthly  Payment or the  principal  balance of such
               Mortgage  Loan was reduced or (2) the sum of any other  amounts owing under the
               Mortgage Loan that were forgiven and that  constitute  Servicing  Advances that are  reimbursable  to the Master  Servicer or a Subservicer,  and (ii) any such amount  with  respect to a Monthly  Payment  that was or would have been due in the month  immediately  following the month in which a Principal  Prepayment or the Purchase  Price of such Mortgage Loan is received or is deemed to have been received,

        (c)    which has become the subject of a Deficient  Valuation,  the difference between the principal  balance of the Mortgage Loan  outstanding  immediately  prior to such  Deficient  Valuation  and the  principal  balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d)    which has  become the object of a Debt  Service  Reduction,  the amount of such
               Debt Service Reduction.

Notwithstanding  the above,  neither a Deficient  Valuation nor a Debt Service Reduction shall be deemed a Realized  Loss  hereunder so long as the Master  Servicer has notified the Trustee in writing that the Master  Servicer is  diligently  pursuing  any remedies  that may exist in connection with the  representations  and warranties made regarding the related  Mortgage Loan and  either (A) the  related  Mortgage  Loan is not in default  with  regard to  payments  due thereunder or (B)  delinquent  payments of principal and interest  under the related  Mortgage
Loan and any  premiums  on any  applicable  primary  hazard  insurance  policy and any related escrow  payments in respect of such  Mortgage  Loan are being  advanced on a current  basis by the Master  Servicer  or a  Subservicer,  in either  case  without  giving  effect to any Debt
Service Reduction.

To the  extent  the  Master  Servicer  receives  Subsequent  Recoveries  with  respect  to any
Mortgage  Loan,  the amount of the Realized  Loss with respect to that  Mortgage  Loan will be reduced  to the extent  such  recoveries  are  applied  to reduce  the  Certificate  Principal
Balance of any Class of Certificates on any Distribution Date.

        Record Date:  With  respect to each  Distribution  Date,  the close of business on the last  Business  Day of the month next  preceding  the month in which the related  Distribution
Date occurs.

        Regular Certificate:  Any of the Certificates other than a Class R Certificate.

        Regulation AB: Subpart 229.1100 - Asset Backed  Securities  (Regulation AB), 17 C.F.R.
ss.ss.229.1100-229.1123,  as  such  may be  amended  from  time  to  time,  and  subject  to  sUch clarification  and  interpretation  as have been  provided by the  Commission  in the adopting release  (Asset-Backed  Securities,  Securities Act Release No.  33-8518,  70 Fed. Reg. 1,506,
1,531  (January  7,  2005)) or by the staff of the  Commission,  or as may be  provided by the
Commission or its staff from time to time.

        Reimbursement Amounts: As defined in Section 3.22.

        REMIC:  A "real  estate  mortgage  investment  conduit"  within the meaning of Section
860D of the Code.

        REMIC  Administrator:   Residential  Funding  Company,  LLC.  If  Residential  Funding
Company,  LLC is found by a court of  competent  jurisdiction  to no longer be able to fulfill its  obligations as REMIC  Administrator  under this Agreement the Master  Servicer or Trustee acting  as  Master  Servicer  shall  appoint  a  successor  REMIC  Administrator,  subject  to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC  Provisions:  Provisions  of the federal  income tax law relating to real estate mortgage  investment  conduits,  which appear at Sections 860A through 860G of Subchapter M of
Chapter 1 of the Code, and related  provisions,  and temporary and final  regulations  (or, to the extent not inconsistent with such temporary or final  regulations,  proposed  regulations)
and published  rulings,  notices and announcements  promulgated  thereunder,  as the foregoing may be in effect from time to time.

        REO  Acquisition:  The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition:  As to any REO Property,  a determination by the Master Servicer that it has  received  all  Insurance  Proceeds,  Liquidation  Proceeds,  REO  Proceeds  and  other payments  and  recoveries  (including  proceeds  of a final  sale)  which the Master  Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed  Interest:  As to any REO Property,  for any period,  an amount equivalent to  interest  (at the Net  Mortgage  Rate that  would  have  been  applicable  to the  related
Mortgage Loan had it been  outstanding) on the unpaid  principal  balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO  Proceeds:  Proceeds,  net of  expenses,  received in respect of any REO  Property
(including,  without  limitation,  proceeds from the rental of the related Mortgaged  Property or, with respect to a Cooperative  Loan,  the related  Cooperative  Apartment)  which proceeds are  required  to  be  deposited  into  the  Custodial  Account  only  upon  the  related  REO
Disposition.

        REO  Property:   A  Mortgaged   Property  acquired  by  the  Master  Servicer  through
foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable  Modified  Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate  reduction,  (ii) has been subject to a term  extension or (iii) has had amounts owing on such  Mortgage  Loan  capitalized  by  adding  such  amount to the  Stated  Principal
Balance  of  such  Mortgage  Loan;  provided,  however,  that  a  Mortgage  Loan  modified  in accordance  with clause (i) above for a temporary  period shall not be a  Reportable  Modified
Mortgage  Loan if such  Mortgage  Loan has not been  delinquent  in payments of principal  and interest for six months since the date of such  modification  if that interest rate  reduction is not made permanent thereafter.

        Request  for  Release:  A request  for  release,  the forms of which are  attached  as
Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance  policy which is required to be maintained from time to time under this  Agreement,  the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment:  With respect to any Additional  Collateral Loan that becomes a Liquidated  Mortgage  Loan,  the lesser of (i) the  principal  portion of the Realized  Loss with  respect  to such  Mortgage  Loan and (ii)  the  excess,  if any,  of (a) the  amount  of
Additional  Collateral  required at  origination  with respect to such  Mortgage Loan over (b)
the net proceeds realized by the Subservicer from the related Additional Collateral.

        Residential  Funding:  Residential Funding Company,  LLC, a Delaware limited liability company,  in its  capacity as seller of the  Mortgage  Loans to the Company and any  successor thereto.

        Responsible  Officer:  When used with  respect  to the  Trustee,  any  officer  of the
Corporate  Trust  Department  of the Trustee,  including any Senior Vice  President,  any Vice
President,  any  Assistant  Vice  President,  any  Assistant  Secretary,  any Trust Officer or
Assistant  Trust  Officer,  or  any  other  officer  of  the  Trustee  customarily  performing functions  similar to those  performed by any of the above  designated  officers to whom, with respect  to  a  particular  matter,  such  matter  is  referred,  in  each  case  with  direct responsibility for the administration of the Agreement.

        Retail  Certificates:  A  Senior  Certificate,  if any,  offered  in  smaller  minimum
denominations  than  other  Senior  Certificates,   and  designated  as  such  in  the  Series
Supplement.

        Schedule of Discount  Fractions:  The schedule  setting  forth the Discount  Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

        Securitization  Transaction:  Any  transaction  involving a sale or other  transfer of mortgage loans  directly or indirectly to an issuing entity in connection  with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

        Security  Agreement:  With respect to a Cooperative  Loan,  the  agreement  creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller:  As to any Mortgage Loan, a Person,  including any Subservicer,  that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's  Agreement:  An  agreement  for the  origination  and sale of Mortgage  Loans generally in the form of the Seller  Contract  referred to or contained in the Program  Guide, or in such other  form as has been  approved  by the Master  Servicer  and the  Company,  each
containing   representations  and  warranties  in  respect  of  one  or  more  Mortgage  Loans consistent in all material respects with those set forth in the Program Guide.

        Senior  Accelerated  Distribution  Percentage:  With respect to any Distribution  Date occurring on or prior to the 60th  Distribution  Date and,  with respect to any Mortgage  Pool
comprised  of  two  or  more  Loan  Groups,   any  Loan  Group,  100%.  With  respect  to  any
Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i)     for any  Distribution  Date  after the 60th  Distribution  Date but on or prior to the
        72nd Distribution  Date, the related Senior Percentage for such Distribution Date plus
        70% of the related Subordinate Percentage for such Distribution Date;

(ii)    for any  Distribution  Date  after the 72nd  Distribution  Date but on or prior to the
        84th Distribution  Date, the related Senior Percentage for such Distribution Date plus
        60% of the related Subordinate Percentage for such Distribution Date;

(iii)   for any  Distribution  Date  after the 84th  Distribution  Date but on or prior to the
        96th Distribution  Date, the related Senior Percentage for such Distribution Date plus
        40% of the related Subordinate Percentage for such Distribution Date;

(iv)    for any  Distribution  Date  after the 96th  Distribution  Date but on or prior to the
        108th  Distribution  Date, the related Senior  Percentage for such  Distribution  Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v)     for any Distribution  Date  thereafter,  the Senior  Percentage for such  Distribution
        Date;

provided, however,

        (i) that any scheduled  reduction to the Senior  Accelerated  Distribution  Percentage
described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding  principal  balance of the Mortgage Loans  delinquent
        60 days or  more  (including  Mortgage  Loans  which  are in  foreclosure,  have  been foreclosed  or  otherwise  liquidated,  or with  respect to which the  Mortgagor is in bankruptcy  and any REO Property)  averaged over the last six months,  as a percentage of  the  aggregate  outstanding  Certificate  Principal  Balance  of  the  Subordinate
        Certificates,  is less than 50% or (Y) the outstanding  principal  balance of Mortgage
        Loans  delinquent 60 days or more (including  Mortgage Loans which are in foreclosure, have been foreclosed or otherwise  liquidated,  or with respect to which the Mortgagor is in  bankruptcy  and any REO  Property)  averaged  over the last  six  months,  as a percentage  of the  aggregate  outstanding  principal  balance of all  Mortgage  Loans averaged over the last six months,  does not exceed 2% and (2) Realized  Losses on the
        Mortgage  Loans to date for such  Distribution  Date if  occurring  during  the sixth, seventh,  eighth,  ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%,  35%,  40%,  45% or 50%,  respectively,  of the sum of the  Initial
        Certificate Principal Balances of the Subordinate Certificates or

                (b)(1) the outstanding  principal balance of Mortgage Loans delinquent 60 days or more (including  Mortgage Loans which are in  foreclosure,  have been foreclosed or otherwise liquidated,  or with respect to which the Mortgagor is in bankruptcy and any
        REO  Property)  averaged  over the last six months,  as a percentage  of the aggregate outstanding  principal  balance  of all  Mortgage  Loans  averaged  over  the last six months,  does not exceed 4% and (2) Realized  Losses on the Mortgage Loans to date for such  Distribution  Date, if occurring  during the sixth,  seventh,  eighth,  ninth or tenth year (or any year  thereafter)  after the Closing  Date are less than 10%,  15%,
        20%,  25% or  30%,  respectively,  of the  sum of the  Initial  Certificate  Principal
        Balances of the Subordinate Certificates, and

        (ii) that for any  Distribution  Date on which the Senior  Percentage  is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated  Distribution  Percentage
for such  Distribution  Date shall be 100%,  or, if the  Mortgage  Pool is comprised of two or more Loan  Groups,  for any  Distribution  Date on which the  weighted  average  of the Senior
Percentages  for each Loan Group,  weighted on the basis of the Stated  Principal  Balances of the  Mortgage  Loans in the  related  Loan  Group  (excluding  the  Discount  Fraction  of the
Discount  Mortgage  Loans in such Loan  Group)  exceeds  the  weighted  average of the initial
Senior  Percentages  (calculated  on such  basis)  for each  Loan  Group,  each of the  Senior
Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding  the foregoing,  upon the reduction of the Certificate  Principal  Balances of the related Senior Certificates  (other than the Class A-P Certificates,  if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage: As defined in the Series Supplement.

        Senior Support  Certificate:  A Senior  Certificate  that provides  additional  credit enhancement  to certain other  classes of Senior  Certificates  and  designated as such in the
Preliminary Statement of the Series Supplement.

        Series: All of the Certificates  issued pursuant to a Pooling and Servicing  Agreement and bearing the same series designation.

        Series  Supplement:  The agreement into which this Standard Terms is incorporated  and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

        Servicing  Accounts:  The  account or  accounts  created  and  maintained  pursuant to
Section 3.08.

        Servicing Criteria:  The "servicing  criteria" set forth in Item 1122(d) of Regulation
AB, as such may be amended from time to time.

        Servicing  Advances:  All  customary,  reasonable  and necessary "out of pocket" costs and expenses incurred in connection with a default,  delinquency or other  unanticipated event by the Master  Servicer or a Subservicer  in the  performance  of its  servicing  obligations, including,  but not limited to, the cost of (i) the  preservation,  restoration and protection of a Mortgaged  Property  or, with  respect to a  Cooperative  Loan,  the related  Cooperative
Apartment,  (ii) any enforcement or judicial proceedings,  including  foreclosures,  including any expenses  incurred in relation to any such  proceedings that result from the Mortgage Loan being  registered  on the  MERS  System,  (iii)  the  management  and  liquidation  of any REO
Property,  (iv) any mitigation  procedures  implemented  in accordance  with Section 3.07, and
(v)  compliance  with the  obligations  under  Sections 3.01,  3.08,  3.11,  3.12(a) and 3.14, including,  if the Master Servicer or any Affiliate of the Master Servicer  provides  services such as appraisals  and  brokerage  services  that are  customarily  provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Advance Reimbursement Amounts: As defined in Section 3.22.

        Servicing  Fee:  With  respect to any Mortgage  Loan and  Distribution  Date,  the fee
payable  monthly to the Master  Servicer  in respect  of master  servicing  compensation  that accrues at an annual rate  designated  on the  Mortgage  Loan  Schedule as the "MSTR SERV FEE"
for such  Mortgage  Loan,  as may be adjusted  with respect to successor  Master  Servicers as provided in Section 7.02.

        Servicing  Modification:  Any  reduction  of the interest  rate on or the  outstanding principal  balance of a Mortgage  Loan, any extension of the final maturity date of a Mortgage
Loan, and any increase to the  outstanding  principal  balance of a Mortgage Loan by adding to the Stated  Principal  Balance unpaid principal and interest and other amounts owing under the
Mortgage  Loan,  in each  case  pursuant  to a  modification  of a  Mortgage  Loan  that is in default,  or for  which,  in the  judgment  of the  Master  Servicer,  default  is  reasonably foreseeable in accordance with Section 3.07(a).

        Servicing  Officer:  Any officer of the Master  Servicer  involved in, or  responsible for,  the  administration  and  servicing  of the  Mortgage  Loans  whose  name  and  specimen signature  appear on a list of  servicing  officers  furnished  to the  Trustee  by the Master
Servicer, as such list may from time to time be amended.

        Sharia Mortgage Loan: A declining balance co-ownership  transaction,  structured so as to comply with Islamic religious law.

        Sharia  Mortgage  Loan  Co-Ownership   Agreement:   The  agreement  that  defines  the
relationship  between the consumer and  co-owner  and the parties'  respective  rights under a
Sharia  Mortgage  Loan,  including  their  respective  rights  with  respect to the indicia of ownership of the related Mortgaged Property.

        Sharia Mortgage Loan Security Instrument:  The mortgage,  security instrument or other comparable  instrument  creating a first lien on an estate in fee simple or leasehold interest in real property securing an Obligation to Pay.

        Special  Hazard  Loss:  Any  Realized  Loss not in excess of the cost of the lesser of repair or  replacement  of a Mortgaged  Property (or, with respect to a Cooperative  Loan, the
related   Cooperative   Apartment)   suffered  by  such  Mortgaged  Property  (or  Cooperative
Apartment)  on account of direct  physical  loss,  exclusive of (i) any loss of a type covered by a hazard policy or a flood  insurance  policy  required to be maintained in respect of such
Mortgaged  Property  pursuant to Section 3.12(a),  except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Standard & Poor's:  Standard & Poor's Ratings Services,  a division of The McGraw-Hill
Companies, Inc., or its successor in interest.

        Stated Principal  Balance:  With respect to any Mortgage Loan or related REO Property, as of any  Distribution  Date,  (i) the sum of (a) the Cut-off Date  Principal  Balance of the
Mortgage  Loan plus (b) any  amount by which the  Stated  Principal  Balance  of the  Mortgage
Loan has been increased  pursuant to a Servicing  Modification,  minus (ii) the sum of (a) the principal  portion of the  Monthly  Payments  due with  respect to such  Mortgage  Loan or REO
Property  during  each  Due  Period  ending  with  the  Due  Period  related  to the  previous
Distribution  Date which were  received or with respect to which an Advance was made,  and (b)
all  Principal  Prepayments  with  respect  to such  Mortgage  Loan or REO  Property,  and all
Insurance  Proceeds,  Liquidation  Proceeds  and REO  Proceeds,  to the extent  applied by the
Master  Servicer as recoveries  of principal in  accordance  with Section 3.14 with respect to such Mortgage Loan or REO Property,  in each case which were  distributed  pursuant to Section
4.02  on  any  previous   Distribution   Date,   and  (c)  any  Realized  Loss   allocated  to
Certificateholders with respect thereto for any previous Distribution Date.

        Subclass:  With respect to the Class A-V  Certificates,  any Subclass  thereof  issued pursuant to Section  5.01(c).  Any such  Subclass  will  represent  the  Uncertificated  REMIC
Regular   Interest  or  Interests  Z  specified  by  the  initial  Holder  of  the  Class  A-V
Certificates pursuant to Section 5.01(c).

        Subordinate   Certificate:   Any  one  of  the  Class  M   Certificates   or  Class  B
Certificates,  executed  by  the  Trustee  and  authenticated  by  the  Certificate  Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class  Percentage:  With respect to any Distribution Date and any Class of
Subordinate  Certificates,  a fraction,  expressed as a percentage,  the numerator of which is the  aggregate  Certificate  Principal  Balance  of such  Class  of  Subordinate  Certificates immediately  prior  to  such  date  and the  denominator  of  which  is the  aggregate  Stated
Principal  Balance of all of the Mortgage  Loans (or related REO  Properties)  (other than the related  Discount  Fraction  of  each  Discount  Mortgage  Loan)  immediately  prior  to  such
Distribution Date.

        Subordinate Percentage:  As of any Distribution Date and, with respect to any Mortgage
Pool  comprised  of two or more Loan  Groups,  any Loan Group,  100% minus the related  Senior
Percentage as of such Distribution Date.

        Subsequent  Recoveries:  As of any Distribution  Date,  amounts received by the Master
Servicer (net of any related  expenses  permitted to be  reimbursed  pursuant to Section 3.10)
or surplus  amounts held by the Master Servicer to cover estimated  expenses  (including,  but not  limited to,  recoveries  in respect of the  representations  and  warranties  made by the related  Seller  pursuant to the  applicable  Seller's  Agreement  and assigned to the Trustee pursuant to Section  2.04)  specifically  related to a Mortgage Loan that was the subject of a
Cash Liquidation or an REO Disposition  prior to the related  Prepayment  Period that resulted in a Realized Loss.

        Subserviced  Mortgage Loan: Any Mortgage Loan that, at the time of reference  thereto, is subject to a Subservicing Agreement.

        Subservicer:   Any  Person  with  whom  the  Master   Servicer   has  entered  into  a
Subservicing  Agreement and who generally  satisfied the requirements set forth in the Program
Guide in respect of the  qualification  of a  Subservicer  as of the date of its approval as a
Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent  installment  of  principal  and  interest on a
Mortgage  Loan which is advanced  by the related  Subservicer  (net of its  Subservicing  Fee)
pursuant to the Subservicing Agreement.

        Subservicing  Account:  An account  established  by a Subservicer  in accordance  with
Section 3.08.

        Subservicing  Agreement:  The written  contract  between the Master  Servicer  and any
Subservicer  relating to servicing and  administration  of certain  Mortgage Loans as provided in Section 3.02,  generally in the form of the servicer  contract  referred to or contained in the Program  Guide or in such other form as has been  approved by the Master  Servicer and the
Company.  With respect to Additional  Collateral  Loans  subserviced by MLCC, the Subservicing
Agreement  shall also include the  Addendum and  Assignment  Agreement  and the Pledged  Asset
Mortgage  Servicing  Agreement.  With respect to any Pledged  Asset Loan  subserviced  by GMAC
Mortgage,  LLC, the Addendum and Assignment Agreement,  dated as of November 24, 1998, between the Master  Servicer and GMAC  Mortgage,  LLC, as such  agreement  may be amended from time to time.

        Subservicing  Fee: As to any  Mortgage  Loan,  the fee payable  monthly to the related
Subservicer  (or, in the case of a  Nonsubserviced  Mortgage Loan, to the Master  Servicer) in
respect of  subservicing  and other  compensation  that accrues at an annual rate equal to the excess  of the  Mortgage  Rate  borne by the  related  Mortgage  Note  over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

        Successor Master Servicer: As defined in Section 3.22.

        Surety:  Ambac,  or its  successors  in  interest,  or  such  other  surety  as may be identified in the Series Supplement.

        Surety Bond:  The Limited  Purpose Surety Bond (Policy No.  AB0039BE),  dated February
28, 1996 in respect to  Mortgage  Loans  originated  by MLCC,  or the Surety Bond  (Policy No.
AB0240BE),  dated March 17, 1999 in respect to Mortgage  Loans  originated by Novus  Financial
Corporation,  in  each  case  issued  by  Ambac  for the  benefit  of  certain  beneficiaries, including  the Trustee for the  benefit of the  Holders of the  Certificates,  but only to the extent that such Surety Bond covers any  Additional  Collateral  Loans,  or such other  Surety
Bond as may be identified in the Series Supplement.

        Tax  Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,
U.S.  Real  Estate  Mortgage  Investment  Conduit  Income  Tax  Return,  including  Schedule Q thereto,  Quarterly  Notice to Residual  Interest  Holders of REMIC Taxable Income or Net Loss
Allocation,  or any  successor  forms,  to be filed on behalf of any  REMIC  formed  under the
Series  Supplement  and  under  the  REMIC  Provisions,   together  with  any  and  all  other
information,   reports  or   returns   that  may  be   required   to  be   furnished   to  the
Certificateholders  or filed  with the  Internal  Revenue  Service  or any other  governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transaction Party:  As defined in Section 12.02(a).

        Transfer: Any direct or indirect transfer,  sale, pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee:  Any Person who is  acquiring  by  Transfer  any  Ownership  Interest in a
Certificate.

        Transferor:  Any Person who is  disposing by Transfer of any  Ownership  Interest in a
Certificate.

        Trust Fund: The segregated  pool of assets related to a Series,  with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

(i)     the  Mortgage  Loans and the  related  Mortgage  Files and  collateral  securing  such
        Mortgage Loans,

(ii)    all  payments  on and  collections  in  respect  of the  Mortgage  Loans due after the
        Cut-off  Date as shall be on deposit in the  Custodial  Account or in the  Certificate
        Account and  identified  as belonging to the Trust Fund,  including  the proceeds from the  liquidation  of  Additional  Collateral  for any  Additional  Collateral  Loan or
        Pledged  Assets for any Pledged Asset Loan,  but not  including  amounts on deposit in the Initial Monthly Payment Fund,

(iii)   property  that secured a Mortgage  Loan and that has been  acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv)    the hazard  insurance  policies and Primary  Insurance  Policies,  if any, the Pledged
        Assets with  respect to each Pledged  Asset Loan,  and the interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Trustee Information:  As specified in Section 12.05(a)(i)(A).

        Uninsured  Cause:  Any cause of damage to property subject to a Mortgage such that the complete  restoration  of such  property  is not fully  reimbursable  by the hazard  insurance policies.

        United States Person or U.S.  Person:  (i) A citizen or resident of the United States,
(ii) a corporation,  partnership  or other entity treated as a corporation or partnership  for
United  States  federal  income  tax  purposes  organized  in or under the laws of the  United
States  or any  state  thereof  or  the  District  of  Columbia  (unless,  in  the  case  of a partnership,  Treasury  regulations provide otherwise),  provided that, for purposes solely of the  restrictions  on the  transfer of residual  interests,  no  partnership  or other  entity treated as a partnership  for United States  federal income tax purposes shall be treated as a
United  States  Person  or U.S.  Person  unless  all  persons  that  own an  interest  in such partnership  either directly or indirectly  through any chain of entities no one of which is a corporation  for United  States  federal  income tax purposes  are required by the  applicable operating  agreement  to be United  States  Persons,  (iii) an estate  the  income of which is includible in gross income for United States tax purposes,  regardless of its source,  or (iv)
a trust if a court within the United States is able to exercise  primary  supervision over the administration  of the trust and one or more United States  persons have  authority to control all  substantial  decisions  of the trust.  Notwithstanding  the  preceding  sentence,  to the extent provided in Treasury  regulations,  certain Trusts in existence on August 20, 1996, and treated as United States  persons prior to such date,  that elect to continue to be treated as
United States persons will also be a U.S. Person.

        U.S.A. Patriot Act: Uniting and Strengthening  America by Providing  Appropriate Tools
to Intercept and Obstruct Terrorism Act of 2001, as amended.

        Voting Rights:  The portion of the voting rights of all of the  Certificates  which is allocated to any  Certificate,  and more  specifically  designated in Article XI of the Series
Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby,"  "hereunder,"  `hereof,"  "hereinbefore,"  "hereinafter" and other equivalent  words refer to the Pooling and  Servicing  Agreement  as a whole.  All  references herein to Articles,  Sections or Subsections shall mean the corresponding  Articles,  Sections and  Subsections  in the Pooling and Servicing  Agreement.  The  definitions  set forth herein include both the singular and the plural.

        References in the Pooling and Servicing  Agreement to "interest" on and "principal" of the Mortgage Loans shall mean, with respect to the Sharia  Mortgage Loans,  amounts in respect profit payments and acquisition payments, respectively.

ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;

                              ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a)     The Company,  concurrently with the execution and delivery hereof,  does hereby assign to the Trustee  for the  benefit of the  Certificateholders  without  recourse  all the right, title and interest of the Company in and to the  Mortgage  Loans,  including  all interest and principal  received on or with  respect to the  Mortgage  Loans after the Cut-off  Date (other than  payments  of  principal  and  interest  due on the  Mortgage  Loans in the  month of the
Cut-off  Date).  In  connection  with such  transfer and  assignment,  the Company does hereby deliver to the Trustee the Certificate  Policy (as defined in the Series  Supplement),  if any for the  benefit  of the  Holders  of the  Insured  Certificates  (as  defined  in the  Series
Supplement).

(b)     In  connection  with  such  assignment,  except as set forth in  Section  2.01(c)  and subject to Section  2.01(d)  below,  the Company does hereby (1) with respect to each Mortgage
Loan  (other  than a  Cooperative  Loan or a Sharia  Mortgage  Loan),  deliver  to the  Master
Servicer  (or an  Affiliate  of the Master  Servicer)  each of the  documents  or  instruments described  in clause  (I)(ii)  below  (and the  Master  Servicer  shall  hold (or  cause  such
Affiliate  to hold) such  documents  or  instruments  in trust for the use and  benefit of all present  and future  Certificateholders),  (2) with  respect to each MOM Loan,  deliver to and deposit  with the  Trustee,  or the  Custodian  on behalf of the  Trustee,  the  documents  or instruments  described  in clauses  (I)(i) and (v) below,  (3) with  respect to each  Mortgage
Loan that is not a MOM Loan but is  registered  on the MERS(R)System,  deliver to and  deposit with the Trustee,  or to the Custodian on behalf of the Trustee,  the documents or instruments described in clauses (I)(i),  (iv) and (v) below,  (4) with respect to each Mortgage Loan that is not a MOM Loan and is not  registered on the MERS(R)System,  deliver to and deposit with the
Trustee,  or to the  Custodian  on  behalf  of  the  Trustee,  the  documents  or  instruments described  in  clauses  (I)(i),  (iii),  (iv)  and (v)  below,  and (5) with  respect  to each
Cooperative  Loan and Sharia  Mortgage  Loan,  deliver to and deposit with the Trustee,  or to the  Custodian on behalf of the Trustee,  the documents  and  instruments  described in clause
(II) and clause (III) below:

        (I) with respect to each Mortgage Loan so assigned  (other than a Cooperative  Loan or a Sharia Mortgage Loan):

(i)                   The original  Mortgage Note,  endorsed  without  recourse in blank or to the order of the  Trustee,  and showing an  unbroken  chain of  endorsements  from the originator  thereof to the Person endorsing it to the Trustee,  or with respect to any
        Destroyed  Mortgage  Note, an original lost note  affidavit from the related Seller or
        Residential  Funding  stating that the original  Mortgage Note was lost,  misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)    The  original  Mortgage,  noting  the  presence  of the MIN of the  Mortgage  Loan and language  indicating  that the Mortgage  Loan is a MOM Loan if the Mortgage  Loan is a
        MOM Loan, with evidence of recording  indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii)   The original  Assignment  of the  Mortgage to the Trustee  with  evidence of recording indicated  thereon or a copy of such assignment  with evidence of recording  indicated
        thereon;

(iv)    The original  recorded  assignment or assignments of the Mortgage  showing an unbroken chain of title from the originator  thereof to the Person  assigning it to the Trustee
        (or to MERS,  if the Mortgage  Loan is  registered  on the MERS(R)System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto,  or a copy of such  assignment or  assignments  of the Mortgage with evidence of recording indicated thereon; and

(v)     The original of each modification,  assumption  agreement or preferred loan agreement, if any,  relating to such  Mortgage  Loan or a copy of each  modification,  assumption agreement or preferred loan agreement

        (II) with respect to each Cooperative Loan so assigned:

(i)     The original Mortgage Note,  endorsed without recourse to the order of the Trustee and showing an unbroken chain of  endorsements  from the originator  thereof to the Person endorsing  it to the Trustee,  or with  respect to any  Destroyed  Mortgage  Note,  an original lost note affidavit from the related  Seller or Residential  Funding  stating that the original  Mortgage  Note was lost,  misplaced or  destroyed,  together with a copy of the related Mortgage Note;

(ii)    A counterpart of the Cooperative  Lease and the Assignment of Proprietary Lease to the
        originator of the Cooperative  Loan with intervening  assignments  showing an unbroken chain of title  from such  originator  to the  Trustee  or a copy of such  Cooperative
        Lease and Assignment of Proprietary Lease and copies of such intervening assignments;

(iii)   The related Cooperative Stock Certificate,  representing the related Cooperative Stock pledged with respect to such  Cooperative  Loan,  together with an undated stock power
        (or other similar instrument) executed in blank or copies thereof;

(iv)    The  original  recognition  agreement  by  the  Cooperative  of the  interests  of the mortgagee with respect to the related Cooperative Loan or a copy thereof;

(v)     The Security Agreement or a copy thereof;

(vi)    Copies of the original UCC-1 financing  statement,  and any  continuation  statements, filed by the originator of such Cooperative Loan as secured party,  each with evidence of recording  thereof,  evidencing the interest of the  originator  under the Security
        Agreement and the Assignment of Proprietary Lease;

(vii)   Copies of the filed UCC-3  assignments of the security  interest  referenced in clause
        (vi) above  showing an unbroken  chain of title from the  originator  to the  Trustee, each with evidence of recording  thereof,  evidencing  the interest of the  originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii)  An executed  assignment of the interest of the  originator in the Security  Agreement,
        Assignment of Proprietary  Lease and the  recognition  agreement  referenced in clause
        (iv) above,  showing an unbroken chain of title from the originator to the Trustee, or a copy thereof;

(ix)    The original of each modification,  assumption  agreement or preferred loan agreement, if any, relating to such Cooperative Loan or a copy of each  modification,  assumption agreement or preferred loan agreement; and

(x)     A duly completed UCC-1 financing  statement showing the Master Servicer as debtor, the
        Company as  secured  party and the  Trustee as  assignee  and a duly  completed  UCC-1 financing  statement  showing the Company as debtor and the Trustee as secured  party, each in a form  sufficient for filing,  evidencing the interest of such debtors in the
        Cooperative Loans or copies thereof;

        (III) with respect to each Sharia Mortgage Loan so assigned:

               (i)    The original  Obligation to Pay,  endorsed  without recourse in blank or to the order of the Trustee and showing an  unbroken  chain of  endorsements  from the originator  thereof to the Person endorsing it to the Trustee,  or with respect to any
        Destroyed  Obligation  to Pay,  an  original  affidavit  from the  related  Seller  or
        Residential  Funding stating that the original  Obligation to Pay was lost,  misplaced or destroyed, together with a copy of the related Obligation to Pay;

               (ii)   The original Sharia Mortgage Loan Security Instrument,  with evidence of recording  indicated thereon or a copy of the Sharia Mortgage Loan Security Instrument with evidence of recording indicated thereon;

               (iii)  An original  Assignment and Amendment of Security  Instrument,  assigned to the  Trustee  with  evidence  of  recording  indicated  thereon  or a copy  of such
        Assignment and Amendment of Security  Instrument with evidence of recording  indicated
        thereon;

               (iv)   The original  recorded  assignment or assignments of the Sharia Mortgage
        Loan  Security  Instrument  showing an  unbroken  chain of title  from the  originator thereof to the Person  assigning it to the Trustee with evidence of recordation  noted
        thereon or  attached  thereto,  or a copy of such  assignment  or  assignments  of the
        Sharia Mortgage Loan Security Instrument with evidence of recording indicated thereon;

               (v)    The original  Sharia Mortgage Loan  Co-Ownership  Agreement with respect to  the  related  Sharia  Mortgage  Loan  or a  copy  of  such  Sharia  Mortgage  Loan
        Co-Ownership Agreement; and

               (vi)   The  original of each  modification  or  assumption  agreement,  if any, relating to such Sharia  Mortgage  Loan or a copy of each  modification  or assumption agreement.

(c)     The Company  may, in lieu of  delivering  the original of the  documents  set forth in
Sections  2.01(b)(I)(iii),  (iv) and (v), Sections (b)(II)(ii),  (iv), (vii), (ix) and (x) and
Sections  2.01(b)(III)(ii),  (iii),  (iv), (v) and (vi) (or copies  thereof) to the Trustee or to the  Custodian on behalf of the Trustee,  deliver  such  documents to the Master  Servicer, and the Master  Servicer  shall hold such  documents  in trust for the use and  benefit of all present and future  Certificateholders  until such time as is set forth in the next  sentence.
Within thirty  Business  Days  following the earlier of (i) the receipt of the original of all of the  documents  or  instruments  set  forth  in  Sections  2.01(b)(I)(iii),  (iv)  and (v),
Sections (b)(II)(ii),  (iv), (vii), (ix) and (x) and Sections  2.01(b)(III)(ii),  (iii), (iv),
(v) and (vi) (or  copies  thereof)  for any  Mortgage  Loan and (ii) a written  request by the
Trustee to deliver  those  documents  with  respect to any or all of the  Mortgage  Loans then being held by the Master  Servicer,  the Master  Servicer shall deliver a complete set of such documents to the Trustee or to the Custodian on behalf of the Trustee.

        The parties  hereto agree that it is not intended  that any Mortgage  Loan be included in the Trust  Fund that is either  (i) a  "High-Cost  Home  Loan" as defined in the New Jersey
Home  Ownership Act effective  November 27, 2003,  (ii) a "High-Cost  Home Loan" as defined in the New Mexico Home Loan  Protection  Act effective  January 1, 2004,  (iii) a "High Cost Home
Mortgage  Loan" as defined in the  Massachusetts  Predatory  Home Loan Practices Act effective
November  7, 2004 or (iv) a  "High-Cost  Home Loan" as defined in the Indiana  House  Enrolled
Act No. 1229, effective as of January 1, 2005.

(d)     Notwithstanding  the provisions of Section  2.01(c),  in connection  with any Mortgage
Loan,  if  the  Company  cannot  deliver  the  original  of  the  Mortgage,   any  assignment,
modification,  assumption  agreement or preferred loan agreement (or copy thereof as permitted by Section  2.01(b)) with evidence of recording  thereon  concurrently  with the execution and delivery  of this  Agreement  because  of (i) a delay  caused by the public  recording  office where  such  Mortgage,  assignment,  modification,  assumption  agreement  or  preferred  loan agreement  as the case may be,  has been  delivered  for  recordation,  or (ii) a delay in the receipt of certain  information  necessary  to prepare  the related  assignments,  the Company shall  deliver or cause to be  delivered  to the Trustee or to the  Custodian on behalf of the
Trustee a copy of such Mortgage, assignment,  modification,  assumption agreement or preferred loan agreement.

        The Company (i) shall promptly cause to be recorded in the  appropriate  public office for real property  records the Assignment  referred to in clause (I)(iii) of Section  2.01(b), except (a) in states  where,  in the  opinion of counsel  acceptable  to the  Trustee  and the
Master  Servicer,  such  recording is not required to protect the  Trustee's  interests in the
Mortgage Loan against the claim of any  subsequent  transferee or any successor to or creditor of the Company or the  originator  of such  Mortgage  Loan or (b) if MERS is identified on the
Mortgage or on a properly  recorded  assignment  of the  Mortgage as the  mortgagee  of record solely as nominee for the Seller and its  successors  and assigns,  (ii) shall  promptly cause to be filed the Form UCC-3  assignment and UCC-1  financing  statement  referred to in clauses
(II)(vii)  and (x),  respectively,  of Section  2.01(b) and (iii) shall  promptly  cause to be recorded in the appropriate  public  recording office for real property records the Assignment
Agreement and  Amendment of Security  Instrument  referred to in clause  (III)(iii) of Section
2.01(b). If any Assignment,  Assignment Agreement and Amendment of Security  Instrument,  Form
UCC-3 or Form UCC-1, as applicable,  is lost or returned  unrecorded to the Company because of any defect therein,  the Company shall prepare a substitute  Assignment,  Assignment Agreement and Amendment of Security  Instrument,  Form UCC-3 or Form UCC-1, as applicable,  or cure such defect,  as the case may be, and cause such  Assignment or Assignment  Agreement and Amendment of Security  Instrument to be recorded in accordance  with this  paragraph.  The Company shall promptly  deliver or cause to be  delivered  to the  applicable  person  described  in Section
2.01(b),  any  Assignment,  substitute  Assignment,  Assignment  Agreement  and  Amendment  of
Security  Instrument or Form UCC-3 or Form UCC-1,  as applicable,  (or copy thereof)  recorded in connection with this paragraph,  with evidence of recording  indicated  thereon at the time specified in Section  2.01(c).  In connection  with its servicing of  Cooperative  Loans,  the
Master Servicer will use its best efforts to file timely  continuation  statements with regard to each  financing  statement and  assignment  relating to  Cooperative  Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company  delivers to the Trustee or to the  Custodian  on behalf of the Trustee any  Mortgage  Note,  Obligation  to Pay,  Assignment  Agreement  and  Amendment  of  Security
Instrument  or  Assignment  of  Mortgage  in blank,  the  Company  shall,  or shall  cause the
Custodian to,  complete the  endorsement of the Mortgage Note,  Obligation to Pay,  Assignment
Agreement and Amendment of Security  Instrument  and Assignment of Mortgage in the name of the
Trustee  in  conjunction  with  the  Interim   Certification  issued  by  the  Custodian,   as
contemplated by Section 2.02.

        In  connection  with the  assignment  of any  Mortgage  Loan  registered  on the MERS(R)
System,  the Company further agrees that it will cause,  at the Company's own expense,  within
30 Business  Days after the Closing  Date,  the MERS(R)System to indicate  that such  Mortgage
Loans have been assigned by the Company to the Trustee in accordance  with this  Agreement for the benefit of the  Certificateholders  by  including  (or  deleting,  in the case of Mortgage
Loans which are  repurchased  in accordance  with this  Agreement) in such computer  files (a)
the code in the field  which  identifies  the  specific  Trustee and (b) the code in the field
"Pool Field" which  identifies the series of the  Certificates  issued in connection with such
Mortgage  Loans.  The Company  further agrees that it will not, and will not permit the Master
Servicer to, and the Master  Servicer  agrees that it will not, alter the codes  referenced in this  paragraph  with respect to any Mortgage  Loan during the term of this  Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(e)     Residential  Funding hereby assigns to the Trustee its security interest in and to any
Additional  Collateral or Pledged  Assets,  its right to receive  amounts due or to become due
in  respect  of  any  Additional   Collateral  or  Pledged  Assets  pursuant  to  the  related
Subservicing  Agreement and its rights as beneficiary  under the Surety Bond in respect of any
Additional  Collateral  Loans.  With  respect  to any  Additional  Collateral  Loan or Pledged
Asset Loan,  Residential  Funding shall cause to be filed in the appropriate  recording office a UCC-3  statement  giving notice of the  assignment of the related  security  interest to the
Trust  Fund and  shall  thereafter  cause the  timely  filing  of all  necessary  continuation statements with regard to such financing statements.

(f)     It is intended  that the  conveyance  by the  Company to the  Trustee of the  Mortgage
Loans  as  provided  for  in  this  Section  2.01  be and  the  Uncertificated  REMIC  Regular
Interests,  if any (as  provided for in Section  2.06),  be construed as a sale by the Company to the Trustee of the Mortgage Loans and any  Uncertificated  REMIC Regular  Interests for the
benefit  of the  Certificateholders.  Further,  it is not  intended  that such  conveyance  be deemed to be a pledge of the Mortgage  Loans and any  Uncertificated  REMIC Regular  Interests
by the  Company  to the  Trustee  to  secure  a  debt  or  other  obligation  of the  Company.
Nonetheless,  (a) this Agreement is intended to be and hereby is a security  agreement  within the  meaning  of  Articles 8 and 9 of the New York  Uniform  Commercial  Code and the  Uniform
Commercial  Code of any other  applicable  jurisdiction;  (b) the  conveyance  provided for in
Section  2.01 shall be deemed to be, and hereby is, (1) a grant by the  Company to the Trustee of a security  interest in all of the  Company's  right  (including  the power to convey title thereto),  title and interest,  whether now owned or hereafter acquired, in and to any and all general intangibles,  payment intangibles,  accounts,  chattel paper, instruments,  documents, money,  deposit  accounts,  certificates  of  deposit,  goods,  letters of credit,  advices of credit and  investment  property  and other  property  of  whatever  kind or  description  now existing  or  hereafter  acquired  consisting  of,  arising  from  or  relating  to any of the following:  (A) the Mortgage Loans,  including (i) with respect to each Cooperative  Loan, the related  Mortgage  Note,  Security  Agreement,  Assignment of Proprietary  Lease,  Cooperative
Stock  Certificate and Cooperative  Lease, (ii) with respect to each Sharia Mortgage Loan, the
related  Sharia  Mortgage  Loan  Security   Instrument,   Sharia  Mortgage  Loan  Co-Ownership
Agreement,  Obligation to Pay and Assignment  Agreement and Amendment of Security  Instrument,
(iii) with respect to each Mortgage Loan other than a  Cooperative  Loan or a Sharia  Mortgage
Loan, the related  Mortgage Note and Mortgage,  and (iv) any insurance  policies and all other documents  in the related  Mortgage  File,  (B) all amounts  payable  pursuant to the Mortgage
Loans in accordance with the terms thereof,  (C) any  Uncertificated  REMIC Regular  Interests and (D) all  proceeds of the  conversion,  voluntary or  involuntary,  of the  foregoing  into cash,  instruments,  securities or other property,  including  without  limitation all amounts from time to time held or  invested  in the  Certificate  Account  or the  Custodial  Account,
whether in the form of cash,  instruments,  securities or other property and (2) an assignment by the  Company  to the  Trustee  of any  security  interest  in any  and  all of  Residential
Funding's  right  (including the power to convey title thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to the property  described in the foregoing  clauses
(1)(A),  (B),  (C) and (D)  granted by  Residential  Funding to the  Company  pursuant  to the
Assignment  Agreement;  (c) the  possession  by the  Trustee,  any  Custodian on behalf of the
Trustee or any other agent of the  Trustee of  Mortgage  Notes or such other items of property as constitute instruments,  money, payment intangibles,  negotiable documents,  goods, deposit accounts,  letters of credit, advices of credit, investment property,  certificated securities or chattel paper shall be deemed to be "possession  by the secured  party," or possession by a purchaser  or a person  designated  by such secured  party,  for  purposes of  perfecting  the security  interest  pursuant  to  the  Minnesota  Uniform  Commercial  Code  and  the  Uniform
Commercial  Code  of any  other  applicable  jurisdiction  as in  effect  (including,  without limitation,  Sections  8-106,  9-313,  9-314  and 9-106  thereof);  and (d)  notifications  to persons holding such property,  and  acknowledgments,  receipts or confirmations  from persons holding such  property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or confirmations from,  securities  intermediaries,  bailees or agents of, or persons holding for
(as  applicable)  the Trustee for the  purpose of  perfecting  such  security  interest  under applicable law.

        The  Company  and, at the  Company's  direction,  Residential  Funding and the Trustee shall, to the extent  consistent with this Agreement,  take such reasonable  actions as may be necessary to ensure that, if this Agreement were  determined to create a security  interest in the  Mortgage  Loans,  any  Uncertificated  REMIC  Regular  Interests  and the other  property described  above,  such  security  interest  would be  determined  to be a perfected  security interest of first  priority  under  applicable  law and will be maintained as such  throughout the term of this  Agreement.  Without  limiting the generality of the  foregoing,  the Company shall  prepare  and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee  shall  forward for filing,  or shall  cause to be  forwarded  for filing,  at the expense of the Company,  all filings  necessary to maintain the  effectiveness of any original filings  necessary  under the  Uniform  Commercial  Code as in effect in any  jurisdiction  to
perfect  the  Trustee's   security  interest  in  or  lien  on  the  Mortgage  Loans  and  any
Uncertificated  REMIC  Regular  Interests,  as evidenced by an  Officers'  Certificate  of the
Company,  including  without  limitation  (x)  continuation  statements,  and (y)  such  other statements  as may be  occasioned  by (1)  any  change  of name of  Residential  Funding,  the
Company or the Trustee  (such  preparation  and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's  name),  (2) any change of type or  jurisdiction of organization  of  Residential  Funding or the  Company,  (3) any  transfer of any  interest of
Residential  Funding or the Company in any  Mortgage  Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

(g)     The Master  Servicer  hereby  acknowledges  the receipt by it of the  Initial  Monthly
Payment  Fund.  The  Master  Servicer  shall hold such  Initial  Monthly  Payment  Fund in the
Custodial  Account and shall  include  such  Initial  Monthly  Payment  Fund in the  Available
Distribution  Amount for the initial  Distribution  Date.  Notwithstanding  anything herein to the  contrary,  the Initial  Monthly  Payment Fund shall not be an asset of any REMIC.  To the extent that the Initial  Monthly  Payment Fund  constitutes a reserve fund for federal  income tax purposes,  (1) it shall be an outside  reserve fund and not an asset of any REMIC,  (2) it shall be owned by the Seller and (3) amounts  transferred by any REMIC to the Initial  Monthly
Payment Fund shall be treated as transferred  to the Seller or any  successor,  all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

(h)     The  Company  agrees  that  the  sale of each  Pledged  Asset  Loan  pursuant  to this
Agreement will also constitute the  assignment,  sale,  setting-over,  transfer and conveyance to the Trustee,  without  recourse  (but subject to the Company's  covenants,  representations and warranties  specifically  provided herein), of all of the Company's obligations and all of the Company's  right,  title and interest in, to and under,  whether now existing or hereafter acquired  as owner  of the  Mortgage  Loan  with  respect  to any and all  money,  securities, security  entitlements,  accounts,  general  intangibles,  payment  intangibles,  instruments, documents,  deposit  accounts,  certificates  of  deposit,  commodities  contracts,  and other investment  property  and other  property  of  whatever  kind or  description  consisting  of, arising from or related to (i) the Assigned  Contracts,  (ii) all rights,  powers and remedies of the  Company  as owner of such  Mortgage  Loan  under or in  connection  with the  Assigned
Contracts,  whether arising under the terms of such Assigned Contracts,  by statute, at law or in equity,  or otherwise  arising out of any default by the  Mortgagor  under or in connection with the  Assigned  Contracts,  including  all rights to exercise any election or option or to make any  decision or  determination  or to give or receive any notice,  consent,  approval or
waiver   thereunder,   (iii)  the  Pledged  Amounts  and  all  money,   securities,   security
entitlements,  accounts,  general intangibles,  payment intangibles,  instruments,  documents, deposit  accounts,  certificates  of  deposit,  commodities  contracts,  and other  investment property  and  other  property  of  whatever  kind or  description  and all cash and  non-cash proceeds of the sale, exchange,  or redemption of, and all stock or conversion rights,  rights to subscribe,  liquidation  dividends or  preferences,  stock  dividends,  rights to interest,
dividends,   earnings,   income,   rents,   issues,   profits,   interest  payments  or  other
distributions  of cash or  other  property  that  secures  a  Pledged  Asset  Loan,  (iv)  all documents,  books and records  concerning  the  foregoing  (including  all computer  programs, tapes,  disks  and  related  items  containing  any such  information)  and (v) all  insurance
proceeds  (including   proceeds  from  the  Federal  Deposit  Insurance   Corporation  or  the
Securities  Investor  Protection  Corporation  or any other  insurance  company) of any of the foregoing or  replacements  thereof or  substitutions  therefor,  proceeds of proceeds and the
conversion,   voluntary  or  involuntary,  of  any  thereof.  The  foregoing  transfer,  sale, assignment and  conveyance  does not constitute and is not intended to result in the creation, or an assumption  by the Trustee,  of any  obligation  of the Company,  or any other person in connection  with the Pledged  Assets or under any  agreement or instrument  relating  thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee  acknowledges  receipt (or,  with respect to Mortgage  Loans  subject to a
Custodial  Agreement,  and  based  solely  upon a receipt  or  certification  executed  by the
Custodian,  receipt by the respective  Custodian as the duly  appointed  agent of the Trustee)
of the  documents  required to be delivered to the Trustee (or the  Custodian on behalf of the
Trustee)  pursuant to Section 2.01(b) above (except that for purposes of such  acknowledgement only,  a Mortgage  Note may be endorsed in blank) and  declares  that it, or the  Custodian as its agent,  holds and will hold such documents and the other documents  constituting a part of the  Custodial  Files  delivered  to it,  or a  Custodian  as its  agent,  and the  rights  of
Residential Funding with respect to any Pledged Assets,  Additional  Collateral and the Surety
Bond  assigned to the Trustee  pursuant to Section  2.01,  in trust for the use and benefit of all present and future  Certificateholders.  The Trustee or Custodian (the Custodian  being so obligated  under a Custodial  Agreement)  agrees,  for the benefit of  Certificateholders,  to review each Custodial  File  delivered to it pursuant to Section  2.01(b) within 45 days after the Closing  Date to  ascertain  that all  required  documents  (specifically  as set forth in
Section  2.01(b)),  have been executed and  received,  and that such  documents  relate to the
Mortgage  Loans  identified on the Mortgage Loan  Schedule,  as  supplemented,  that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim  Certification")  to the effect that all  documents  required to be  delivered  pursuant to Section  2.01(b)  above have  been  executed  and  received  and that such  documents  relate  to the  Mortgage  Loans identified  on the Mortgage  Loan  Schedule,  except for any  exceptions  listed on Schedule A attached to such Interim  Certification.  Upon delivery of the Custodial  Files by the Company or the Master Servicer,  the Trustee shall  acknowledge  receipt (or, with respect to Mortgage
Loans  subject to a Custodial  Agreement,  and based  solely  upon a receipt or  certification executed by the  Custodian,  receipt by the respective  Custodian as the duly appointed  agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If  the  Custodian,   as  the  Trustee's  agent,   finds  any  document  or  documents
constituting  a part of a  Custodial  File to be  missing  or  defective,  the  Trustee  shall promptly  so notify  the Master  Servicer  and the  Company.  Pursuant  to Section  2.3 of the
Custodial  Agreement,  the  Custodian  will  notify the Master  Servicer,  the Company and the
Trustee of any such  omission or defect found by it in respect of any  Custodial  File held by it in respect  of the items  reviewed  by it  pursuant  to the  Custodial  Agreement.  If such omission or defect materially and adversely  affects the interests of the  Certificateholders, the Master Servicer shall promptly notify  Residential  Funding of such omission or defect and request  Residential  Funding to correct or cure such  omission or defect  within 60 days from the date the Master  Servicer  was  notified of such  omission  or defect and, if  Residential
Funding  does not  correct  or cure  such  omission  or defect  within  such  period,  require
Residential  Funding  to  purchase  such  Mortgage  Loan from the Trust  Fund at its  Purchase
Price,  within 90 days from the date the Master  Servicer  was  notified  of such  omission or defect;  provided  that if the omission or defect  would cause the  Mortgage  Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3)  of the Code,  any such cure or repurchase  must occur within 90 days from the date such breach was  discovered.  The Purchase
Price for any such  Mortgage  Loan shall be deposited by the Master  Servicer in the Custodial
Account  maintained  by it  pursuant  to Section  3.07 and,  upon  receipt  by the  Trustee of written notification of such deposit signed by a Servicing Officer,  the Master Servicer,  the
Trustee or the  Custodian,  as the case may be,  shall  release  the  contents  of any related
Mortgage  File in its  possession  to the  owner  of  such  Mortgage  Loan  (or  such  owners'
designee)  and the  Trustee  shall  execute  and  deliver  such  instruments  of  transfer  or assignment  prepared  by the  Master  Servicer,  in each case  without  recourse,  as shall be necessary to vest in Residential  Funding or its designee any Mortgage Loan released  pursuant hereto  and  thereafter  such  Mortgage  Loan  shall  not be part  of the  Trust  Fund.  It is understood and agreed that the  obligation of  Residential  Funding to so cure or purchase any
Mortgage  Loan as to which a material  and  adverse  defect in or  omission  of a  constituent document  exists  shall  constitute  the  sole  remedy  respecting  such  defect  or  omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a)     The Master Servicer  hereby  represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date:

(i)     The Master Servicer is a limited  liability  company duly organized,  validly existing and in good  standing  under the laws  governing  its creation and existence and is or will be in compliance  with the laws of each state in which any Mortgaged  Property is located to the extent necessary to ensure the  enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)    The  execution  and  delivery  of  this  Agreement  by the  Master  Servicer  and  its performance  and  compliance  with the terms of this  Agreement  will not  violate the
        Master  Servicer's  Certificate of Formation or Limited Liability Company Agreement or
        constitute  a material  default (or an event which,  with notice or lapse of time,  or both,  would  constitute a material  default)  under, or result in the material breach of, any material contract,  agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)   This Agreement, assuming due authorization,  execution and delivery by the Trustee and the  Company,  constitutes  a  valid,  legal  and  binding  obligation  of the  Master
        Servicer,  enforceable  against  it in  accordance  with the terms  hereof  subject to
        applicable  bankruptcy,   insolvency,   reorganization,   moratorium  and  other  laws
        affecting the enforcement of creditors' rights generally and to general  principles of equity,  regardless  of whether such  enforcement  is  considered  in a proceeding  in equity or at law;

(iv)    The  Master  Servicer  is not in  default  with  respect to any order or decree of any court  or any  order,  regulation  or  demand  of any  federal,  state,  municipal  or governmental  agency,  which default might have consequences that would materially and adversely  affect  the  condition  (financial  or other) or  operations  of the Master
        Servicer or its properties or might have consequences that would materially  adversely affect its performance hereunder;

(v)     No  litigation  is  pending  or,  to the  best  of the  Master  Servicer's  knowledge, threatened  against the Master  Servicer  which would  prohibit its entering into this
        Agreement or performing its obligations under this Agreement;

(vi)    The Master  Servicer will comply in all material  respects in the  performance of this
        Agreement  with all  reasonable  rules and  requirements  of each  insurer  under each
        Required Insurance Policy;

(vii)   No information,  certificate of an officer,  statement  furnished in writing or report delivered  to the Company,  any  Affiliate of the Company or the Trustee by the Master
        Servicer will, to the knowledge of the Master  Servicer,  contain any untrue statement of a  material  fact or omit a  material  fact  necessary  to  make  the  information, certificate, statement or report not misleading;

(viii)  The  Master  Servicer  has  examined  each  existing,   and  will  examine  each  new,
        Subservicing  Agreement and is or will be familiar with the terms  thereof.  The terms
        of  each  existing  Subservicing   Agreement  and  each  designated   Subservicer  are
        acceptable  to the Master  Servicer and any new  Subservicing  Agreements  will comply with the provisions of Section 3.02; and

(ix)    The  Master  Servicer  is a member of MERS in good  standing,  and will  comply in all material  respects  with the  rules  and  procedures  of MERS in  connection  with the servicing of the Mortgage Loans that are registered with MERS.

It is  understood  and  agreed  that the  representations  and  warranties  set  forth in this
Section  2.03(a) shall survive  delivery of the respective  Custodial  Files to the Trustee or the Custodian.

        Upon  discovery  by either  the  Company,  the  Master  Servicer,  the  Trustee or the
Custodian of a breach of any  representation  or warranty  set forth in this  Section  2.03(a)
which  materially  and  adversely  affects  the  interests  of the  Certificateholders  in any
Mortgage  Loan,  the party  discovering  such breach shall give prompt  written  notice to the other  parties (the  Custodian  being so  obligated  under a Custodial  Agreement).  Within 90 days of its  discovery  or its receipt of notice of such  breach,  the Master  Servicer  shall either (i) cure such  breach in all  material  respects or (ii) to the extent that such breach is with respect to a Mortgage  Loan or a related  document,  purchase  such Mortgage Loan from the Trust Fund at the  Purchase  Price and in the manner set forth in Section  2.02;  provided that if the  omission or defect  would cause the  Mortgage  Loan to be other than a "qualified mortgage"  as defined in Section  860G(a)(3)  of the Code,  any such cure or  repurchase  must occur within 90 days from the date such breach was  discovered.  The  obligation of the Master
Servicer to cure such breach or to so purchase such Mortgage  Loan shall  constitute  the sole remedy in respect  of a breach of a  representation  and  warranty  set forth in this  Section
2.03(a)   available   to  the   Certificateholders   or  the   Trustee   on   behalf   of  the
Certificateholders.

(b)     Representations  and  warranties  relating  to the  Mortgage  Loans  are set  forth in
Section 2.03(b) of the Series Supplement.

Section 2.04.  Representations and Warranties of Residential Funding.

        The  Company,  as assignee of  Residential  Funding  under the  Assignment  Agreement, hereby assigns to the Trustee for the benefit of  Certificateholders  all of its right,  title and interest in respect of the Assignment  Agreement  applicable to a Mortgage  Loan.  Insofar
as  the  Assignment   Agreement  relates  to  the   representations  and  warranties  made  by
Residential  Funding in respect of such  Mortgage  Loan and any remedies  provided  thereunder for any breach of such  representations and warranties,  such right, title and interest may be enforced by the Master  Servicer on behalf of the  Trustee  and the  Certificateholders.  Upon the discovery by the Company,  the Master  Servicer,  the Trustee or the Custodian of a breach of any of the  representations  and warranties made in the Assignment  Agreement  (which,  for purposes  hereof,  will be deemed to  include  any other  cause  giving  rise to a  repurchase obligation  under the Assignment  Agreement) in respect of any Mortgage Loan which  materially and adversely  affects the interests of the  Certificateholders  in such  Mortgage  Loan,  the party  discovering  such breach  shall give prompt  written  notice to the other  parties (the
Custodian  being  so  obligated  under a  Custodial  Agreement).  The  Master  Servicer  shall promptly  notify  Residential  Funding of such breach and  request  that  Residential  Funding either (i) cure such breach in all material  respects  within 90 days from the date the Master
Servicer was notified of such breach or (ii)  purchase  such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02;  provided that  Residential
Funding  shall have the option to  substitute a Qualified  Substitute  Mortgage  Loan or Loans for such Mortgage  Loan if such  substitution  occurs  within two years  following the Closing
Date;  provided  that  if the  breach  would  cause  the  Mortgage  Loan  to be  other  than a
"qualified  mortgage" as defined in Section 860G(a)(3) of the Code, any such cure,  repurchase or  substitution  must  occur  within 90 days from the date the breach  was  discovered.  If a breach  of the  Compliance  With  Laws  Representation  has given  rise to the  obligation  to repurchase or substitute a Mortgage  Loan pursuant to Section 4 of the  Assignment  Agreement, then the Master  Servicer  shall  request  that  Residential  Funding  pay to the Trust  Fund, concurrently  with and in addition to the  remedies  provided in the  preceding  sentence,  an amount equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund,  and that directly  resulted from such breach,  or if incurred and paid by the Trust  Fund  thereafter,  concurrently  with such  payment.  In the event that
Residential  Funding elects to substitute a Qualified  Substitute Mortgage Loan or Loans for a
Deleted  Mortgage  Loan pursuant to this Section  2.04,  Residential  Funding shall deliver to the Trustee or the  Custodian for the benefit of the  Certificateholders  with respect to such
Qualified  Substitute  Mortgage Loan or Loans,  the original  Mortgage Note, the Mortgage,  an
Assignment of the Mortgage in  recordable  form,  if required  pursuant to Section  2.01,  and such other  documents and  agreements as are required by Section 2.01,  with the Mortgage Note endorsed as required by Section  2.01.  No  substitution  will be made in any  calendar  month after the  Determination  Date for such month.  Monthly Payments due with respect to Qualified
Substitute  Mortgage  Loans in the month of  substitution  shall not be part of the Trust Fund and  will  be  retained  by the  Master  Servicer  and  remitted  by the  Master  Servicer  to
Residential   Funding  on  the  next   succeeding   Distribution   Date.   For  the  month  of
substitution,  distributions  to the  Certificateholders  will include the Monthly Payment due on a  Deleted  Mortgage  Loan for such  month  and  thereafter  Residential  Funding  shall be entitled to retain all amounts  received in respect of such Deleted  Mortgage Loan. The Master
Servicer  shall amend or cause to be amended the Mortgage Loan  Schedule,  and, if the Deleted
Mortgage  Loan was a Discount  Mortgage  Loan,  the  Schedule of Discount  Fractions,  for the
benefit of the  Certificateholders  to reflect the removal of such Deleted  Mortgage  Loan and the  substitution of the Qualified  Substitute  Mortgage Loan or Loans and the Master Servicer
shall deliver the amended  Mortgage  Loan  Schedule,  and, if the Deleted  Mortgage Loan was a
Discount  Mortgage  Loan, the amended  Schedule of Discount  Fractions,  to the Trustee.  Upon
such  substitution,  the Qualified  Substitute  Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related  Subservicing  Agreement in all respects,  Residential
Funding shall be deemed to have made the  representations  and warranties  with respect to the
Qualified  Substitute  Mortgage Loan contained in the related  Assignment  Agreement,  and the
Company and the Master  Servicer  shall be deemed to have made with  respect to any  Qualified
Substitute  Mortgage  Loan  or  Loans,  as  of  the  date  of  substitution,   the  covenants,
representations  and  warranties set forth in this Section 2.04, in Section 2.03 hereof and in
Section  4 of the  Assignment  Agreement,  and the  Master  Servicer  shall  be  obligated  to repurchase or substitute for any Qualified  Substitute  Mortgage Loan as to which a Repurchase
Event (as  defined in the  Assignment  Agreement)  has  occurred  pursuant to Section 4 of the
Assignment Agreement.

        In connection  with the  substitution  of one or more  Qualified  Substitute  Mortgage
Loans for one or more Deleted  Mortgage  Loans,  the Master Servicer will determine the amount
(if any) by which the aggregate  principal balance of all such Qualified  Substitute  Mortgage
Loans as of the date of substitution is less than the aggregate  Stated  Principal  Balance of all such Deleted  Mortgage Loans (in each case after  application of the principal  portion of the  Monthly  Payments  due in the month of  substitution  that are to be  distributed  to the
Certificateholders  in the month of  substitution).  Residential  Funding  shall  deposit  the amount of such shortfall into the Custodial  Account on the day of  substitution,  without any reimbursement  therefor.  Residential  Funding  shall give notice in writing to the Trustee of such  event,  which  notice  shall  be  accompanied  by an  Officers'  Certificate  as to  the calculation  of such  shortfall and (subject to Section  10.01(f)) by an Opinion of Counsel to the effect  that such  substitution  will not cause (a) any  federal  tax to be imposed on the
Trust  Fund,   including   without   limitation,   any  federal  tax  imposed  on  "prohibited
transactions"  under  Section  860F(a)(1) of the Code or on  "contributions  after the startup date" under Section  860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the  obligation of  Residential  Funding to cure such breach or  purchase,  or to  substitute  for,  a  Mortgage  Loan as to which such a breach has occurred and is continuing and to make any additional  payments  required under the Assignment
Agreement  in  connection  with a breach  of the  Compliance  With Laws  Representation  shall constitute the sole remedy respecting such breach available to the  Certificateholders  or the
Trustee  on behalf of  Certificateholders.  If the Master  Servicer  is  Residential  Funding,
then the Trustee shall also have the right to give the  notification  and require the purchase or substitution  provided for in the second preceding  paragraph in the event of such a breach of a representation or warranty made by Residential  Funding in the Assignment  Agreement.  In
connection  with the purchase of or  substitution  for any such Mortgage  Loan by  Residential
Funding,  the Trustee shall assign to Residential  Funding all of the Trustee's  right,  title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05.  Execution  and  Authentication  of   Certificates/Issuance   of  Certificates
                      Evidencing Interests in REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06.  Conveyance  of  Uncertificated  REMIC  I  and  REMIC  II  Regular  Interests;
                      Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07.  Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.
Section 2.08.  Purposes and Powers of the Trust.

        The  purpose  of the  trust,  as  created  hereunder,  is to engage  in the  following activities:

(a)     to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b)     to enter into and perform its obligations under this Agreement;

(c)     to  engage  in  those  activities  that  are  necessary,  suitable  or  convenient  to accomplish the foregoing or are incidental thereto or connected therewith; and

(d)     subject to compliance with this Agreement,  to engage in such other  activities as may
be  required  in  connection   with   conservation  of  the  Trust  Fund  and  the  making  of
distributions to the Certificateholders.

               The  trust  is  hereby  authorized  to  engage  in  the  foregoing  activities.
Notwithstanding  the provisions of Section  11.01,  the trust shall not engage in any activity other than in  connection  with the  foregoing or other than as required or  authorized by the terms of this Agreement while any  Certificate is  outstanding,  and this Section 2.08 may not be  amended,  without  the  consent of the  Certificateholders  evidencing  a majority  of the aggregate Voting Rights of the Certificates.

ARTICLE III

                                 ADMINISTRATION AND SERVICING
                                      OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a)     The Master  Servicer  shall service and  administer  the Mortgage  Loans in accordance with the terms of this Agreement and the  respective  Mortgage Loans and shall have full power and  authority,  acting alone or through  Subservicers  as provided in Section 3.02, to do any and all things which it may deem  necessary or desirable  in  connection  with such  servicing and  administration.  Without  limiting the generality of the foregoing,  the Master  Servicer in its own name or in the name of a  Subservicer  is hereby  authorized  and  empowered by the
Trustee  when  the  Master  Servicer  or the  Subservicer,  as the case  may be,  believes  it
appropriate   in  its  best   judgment,   to   execute   and   deliver,   on   behalf  of  the
Certificateholders  and the Trustee or any of them, any and all  instruments  of  satisfaction or  cancellation,  or of partial or full release or discharge,  or of consent to assumption or modification  in connection with a proposed  conveyance,  or of assignment of any Mortgage and
Mortgage Note in connection  with the  repurchase of a Mortgage Loan and all other  comparable instruments,  or with  respect to the  modification  or  re-recording  of a  Mortgage  for the purpose of correcting  the Mortgage,  the  subordination  of the lien of the Mortgage in favor of a public utility company or government  agency or unit with powers of eminent  domain,  the taking of a deed in lieu of  foreclosure,  the  commencement,  prosecution  or  completion  of judicial or non-judicial  foreclosure,  the conveyance of a Mortgaged  Property to the related
Insurer,  the  acquisition  of any  property  acquired  by  foreclosure  or  deed  in  lieu of foreclosure,  or the  management,  marketing  and  conveyance  of  any  property  acquired  by foreclosure  or deed in lieu of  foreclosure  with  respect  to the  Mortgage  Loans  and with respect to the Mortgaged  Properties.  The Master Servicer further is authorized and empowered by the Trustee,  on behalf of the  Certificateholders  and the Trustee,  in its own name or in the name of the  Subservicer,  when the Master  Servicer or the  Subservicer,  as the case may be,  believes it  appropriate  in its best judgment to register any Mortgage Loan on the MERS(R)
System,  or cause the removal from the  registration of any Mortgage Loan on the MERS(R)System, to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them, any and all instruments of assignment and other  comparable  instruments  with respect to such assignment  or  re-recording  of a Mortgage  in the name of MERS,  solely as  nominee  for the
Trustee  and its  successors  and  assigns.  Any  expenses  incurred  in  connection  with the actions  described  in the  preceding  sentence  shall  be  borne by the  Master  Servicer  in accordance  with Section  3.16(c),  with no right of  reimbursement;  provided,  that if, as a result of MERS  discontinuing  or becoming  unable to continue  operations in connection  with the MERS System,  it becomes  necessary to remove any Mortgage Loan from  registration  on the
MERS System and to arrange for the  assignment of the related  Mortgages to the Trustee,  then any  related  expenses  shall be  reimbursable  to the Master  Servicer.  Notwithstanding  the foregoing,  subject to Section 3.07(a),  the Master Servicer shall not permit any modification with  respect to any  Mortgage  Loan that would both  constitute  a sale or  exchange  of such
Mortgage  Loan within the meaning of Section 1001 of the Code and any  proposed,  temporary or
final  regulations   promulgated   thereunder  (other  than  in  connection  with  a  proposed conveyance or  assumption  of such Mortgage Loan that is treated as a Principal  Prepayment in
Full  pursuant  to  Section  3.13(d)  hereof)  and  cause any REMIC  formed  under the  Series
Supplement  to fail to  qualify as a REMIC  under the Code.  The  Trustee  shall  furnish  the
Master  Servicer with any powers of attorney and other  documents  necessary or appropriate to enable the Master  Servicer to service and  administer the Mortgage  Loans.  The Trustee shall not be liable for any action  taken by the Master  Servicer  or any  Subservicer  pursuant  to such powers of attorney.  In servicing and  administering  any  Nonsubserviced  Mortgage Loan, the Master  Servicer shall, to the extent not  inconsistent  with this Agreement,  comply with the Program  Guide as if it were the  originator  of such  Mortgage  Loan and had retained the servicing  rights and  obligations  in respect  thereof.  In  connection  with  servicing  and administering  the  Mortgage  Loans,  the  Master  Servicer  and any  Affiliate  of the Master
Servicer (i) may perform  services  such as  appraisals  and  brokerage  services that are not customarily  provided by  servicers  of mortgage  loans,  and shall be entitled to  reasonable compensation  therefor in  accordance  with Section  3.10 and (ii) may, at its own  discretion and on behalf of the Trustee,  obtain credit  information in the form of a "credit score" from a credit repository.

(b)     All costs incurred by the Master  Servicer or by  Subservicers in effecting the timely payment of taxes and  assessments on the  properties  subject to the Mortgage Loans shall not, for the purpose of calculating monthly  distributions to the  Certificateholders,  be added to the amount  owing under the related  Mortgage  Loans,  notwithstanding  that the terms of such
Mortgage  Loan so permit,  and such costs  shall be  recoverable  to the extent  permitted  by
Section 3.10(a)(ii).

(c)     The Master  Servicer  may enter into one or more  agreements  in  connection  with the
offering  of  pass-through   certificates   evidencing   interests  in  one  or  more  of  the
Certificates  providing  for the  payment by the Master  Servicer  of amounts  received by the
Master Servicer as servicing  compensation  hereunder and required to cover certain Prepayment
Interest  Shortfalls on the Mortgage  Loans,  which payment  obligation  will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02.  Subservicing Agreements Between Master Servicer and Subservicers;  Enforcement
                      of Subservicers' and Sellers' Obligations.

(a)     The Master  Servicer may continue in effect  Subservicing  Agreements  entered into by
Residential  Funding and  Subservicers  prior to the execution and delivery of this Agreement, and may enter into new  Subservicing  Agreements  with  Subservicers,  for the  servicing  and administration  of all or some of the Mortgage  Loans.  Each  Subservicer  of a Mortgage  Loan
shall be entitled to receive and  retain,  as provided in the related  Subservicing  Agreement and in Section 3.07, the related  Subservicing Fee from payments of interest  received on such
Mortgage Loan after payment of all amounts  required to be remitted to the Master  Servicer in respect  of such  Mortgage  Loan.  For any  Mortgage  Loan that is a  Nonsubserviced  Mortgage
Loan,  the Master  Servicer  shall be entitled  to receive  and retain an amount  equal to the
Subservicing  Fee  from  payments  of  interest.   Unless  the  context  otherwise   requires,
references  in this  Agreement  to  actions  taken or to be taken by the  Master  Servicer  in servicing the Mortgage  Loans include  actions taken or to be taken by a Subservicer on behalf of the Master  Servicer.  Each  Subservicing  Agreement will be upon such terms and conditions as are  generally  required or permitted by the Program  Guide and are not  inconsistent  with this Agreement and as the Master Servicer and the Subservicer  have agreed.  A  representative form of  Subservicing  Agreement  is  attached  hereto as Exhibit E. With the  approval of the
Master  Servicer,  a  Subservicer  may  delegate  its  servicing  obligations  to  third-party servicers,  but  such  Subservicer  will  remain  obligated  under  the  related  Subservicing
Agreement.  The Master  Servicer  and a  Subservicer  may enter into  amendments  thereto or a different  form of  Subservicing  Agreement,  and the  form  referred  to or  included  in the
Program  Guide is  merely  provided  for  information  and shall not be deemed to limit in any respect the discretion of the Master  Servicer to modify or enter into different  Subservicing
Agreements;  provided,  however,  that  any  such  amendments  or  different  forms  shall  be consistent  with and not violate the  provisions of either this Agreement or the Program Guide
in  a  manner   which  would   materially   and   adversely   affect  the   interests  of  the
Certificateholders.  The  Program  Guide and any other  Subservicing  Agreement  entered  into between the Master  Servicer and any  Subservicer  shall require the Subservicer to accurately and fully report its  borrower  credit  files to each of the Credit  Repositories  in a timely manner.

(b)     As part of its servicing activities  hereunder,  the Master Servicer,  for the benefit of the Trustee and the  Certificateholders,  shall use its best reasonable  efforts to enforce the  obligations  of each  Subservicer  under the related  Subservicing  Agreement and of each
Seller under the related  Seller's  Agreement  insofar as the Company's rights with respect to
Seller's  obligation  has been  assigned  to the  Trustee  hereunder,  to the extent  that the non-performance  of any such Seller's  obligation  would have a material and adverse effect on a Mortgage Loan,  including,  without  limitation,  the obligation to purchase a Mortgage Loan on account of  defective  documentation,  as  described  in Section  2.02,  or on account of a breach of a  representation  or  warranty,  as described in Section  2.04.  Such  enforcement, including,  without limitation,  the legal prosecution of claims,  termination of Subservicing
Agreements  or Seller's  Agreements,  as  appropriate,  and the  pursuit of other  appropriate remedies,  shall be in such form and  carried  out to such an  extent  and at such time as the
Master  Servicer  would  employ in its good faith  business  judgment and which are normal and usual in its general mortgage  servicing  activities.  The Master Servicer shall pay the costs of such  enforcement  at its own expense,  and shall be  reimbursed  therefor  only (i) from a general  recovery  resulting from such  enforcement to the extent,  if any, that such recovery exceeds  all  amounts  due in respect  of the  related  Mortgage  Loan or (ii) from a specific
recovery  of  costs,   expenses  or  attorneys  fees  against  the  party  against  whom  such enforcement  is  directed.  For purposes of  clarification  only,  the parties  agree that the foregoing  is not intended  to, and does not,  limit the ability of the Master  Servicer to be reimbursed  for expenses that are incurred in connection  with the  enforcement  of a Seller's obligations  (insofar as the Company's  rights with respect to such Seller's  obligations have
been  assigned  to  the  Trustee   hereunder)  and  are   reimbursable   pursuant  to  Section
3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master  Servicer  shall be entitled to terminate any  Subservicing  Agreement that may exist in  accordance  with the terms and  conditions  of such  Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however,  that in the event of termination  of any  Subservicing  Agreement by the Master  Servicer or the  Subservicer,  the
Master  Servicer  shall  either act as servicer of the related  Mortgage  Loan or enter into a
Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related  Subservicing  Agreement.  If the Master  Servicer  or any  Affiliate  of  Residential
Funding  acts  as  servicer,  it  will  not  assume  liability  for  the  representations  and warranties  of the  Subservicer  which it  replaces.  If the  Master  Servicer  enters  into a
Subservicing  Agreement  with  a  successor   Subservicer,   the  Master  Servicer  shall  use
reasonable   efforts   to  have  the   successor   Subservicer   assume   liability   for  the
representations  and warranties  made by the terminated  Subservicer in respect of the related
Mortgage  Loans and, in the event of any such  assumption  by the successor  Subservicer,  the
Master  Servicer  may,  in the  exercise of its  business  judgment,  release  the  terminated
Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding  any Subservicing  Agreement,  any of the provisions of this Agreement relating to  agreements  or  arrangements  between the Master  Servicer  or a  Subservicer  or reference to actions taken  through a Subservicer  or  otherwise,  the Master  Servicer  shall remain  obligated and liable to the Trustee and the  Certificateholders  for the servicing and administering  of the  Mortgage  Loans in  accordance  with the  provisions  of  Section  3.01 without  diminution of such obligation or liability by virtue of such Subservicing  Agreements or  arrangements  or by virtue of  indemnification  from the Subservicer or the Company and to the same extent and under the same terms and  conditions as if the Master  Servicer alone were servicing and  administering  the Mortgage  Loans.  The Master  Servicer  shall be entitled to enter  into any  agreement  with a  Subservicer  or Seller for  indemnification  of the Master
Servicer  and  nothing  contained  in this  Agreement  shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any  Subservicing  Agreement  that may be entered into and any other  transactions  or services  relating to the Mortgage  Loans  involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the  Subservicer  and the Master  Servicer alone and the  Trustee  and the  Certificateholders  shall not be deemed  parties  thereto and shall  have no  claims,  rights,  obligations,  duties  or  liabilities  with  respect  to the
Subservicer  in its  capacity  as such  except as set forth in  Section  3.06.  The  foregoing provision  shall  not in any way  limit a  Subservicer's  obligation  to cure an  omission  or defect or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a)     If the  Master  Servicer  shall  for any  reason  no  longer  be the  master  servicer
(including  by reason of an Event of  Default),  the Trustee,  its  designee or its  successor shall  thereupon  assume all of the rights and  obligations of the Master  Servicer under each
Subservicing  Agreement  that may have been entered  into.  The  Trustee,  its designee or the successor  servicer  for the  Trustee  shall  be  deemed  to have  assumed  all of the  Master
Servicer's  interest  therein  and to have  replaced  the  Master  Servicer  as a party to the
Subservicing  Agreement to the same extent as if the Subservicing  Agreement had been assigned to the  assuming  party except that the Master  Servicer  shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b)     The Master  Servicer  shall,  upon  request of the  Trustee  but at the expense of the
Master  Servicer,  deliver to the assuming  party all documents  and records  relating to each
Subservicing  Agreement  and the  Mortgage  Loans then being  serviced  and an  accounting  of amounts  collected  and held by it and  otherwise  use its best  efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a)     The Master Servicer shall make  reasonable  efforts to collect all payments called for under  the  terms and  provisions  of the  Mortgage  Loans,  and  shall,  to the  extent  such procedures  shall be  consistent  with this  Agreement  and the terms  and  provisions  of any related Primary  Insurance  Policy,  follow such  collection  procedures as it would employ in its good  faith  business  judgment  and which are normal  and usual in its  general  mortgage servicing  activities.  Consistent  with  the  foregoing,  the  Master  Servicer  may  in  its discretion (i) waive any late payment charge or any prepayment  charge or penalty  interest in connection  with the  prepayment  of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in  accordance  with the Program  Guide;  provided,  however,  that the
Master  Servicer  shall first  determine that any such waiver or extension will not impair the coverage of any related Primary  Insurance  Policy or materially  adversely affect the lien of the related  Mortgage.  Notwithstanding  anything in this Section to the contrary,  the Master
Servicer shall not enforce any  prepayment  charge to the extent that such  enforcement  would violate any applicable  law. In the event of any such  arrangement,  the Master Servicer shall make timely  advances on the related  Mortgage Loan during the scheduled  period in accordance with the amortization  schedule of such Mortgage Loan without  modification  thereof by reason
of  such  arrangements   unless  otherwise  agreed  to  by  the  Holders  of  the  Classes  of
Certificates  affected  thereby;  provided,  however,  that no such extension shall be made if any such  advance  would  be a  Nonrecoverable  Advance.  Consistent  with  the  terms of this
Agreement,  the Master  Servicer may also waive,  modify or vary any term of any Mortgage Loan or  consent  to the  postponement  of strict  compliance  with any such term or in any  manner grant  indulgence  to any  Mortgagor if in the Master  Servicer's  determination  such waiver, modification,  postponement  or indulgence is not  materially  adverse to the interests of the
Certificateholders  (taking into account any estimated  Realized Loss that might result absent such  action);  provided,  however,  that the Master  Servicer  may not modify  materially  or permit  any  Subservicer  to modify  any  Mortgage  Loan,  including  without  limitation  any modification  that would change the  Mortgage  Rate,  forgive the payment of any  principal or interest  (unless in connection  with the  liquidation of the related  Mortgage Loan or except in connection  with  prepayments to the extent that such  reamortization  is not  inconsistent with the terms of the Mortgage  Loan),  capitalize  any amounts  owing on the Mortgage Loan by adding such amount to the  outstanding  principal  balance of the Mortgage Loan, or extend the final  maturity  date of such  Mortgage  Loan,  unless such Mortgage Loan is in default or, in the  judgment  of the Master  Servicer,  such  default is  reasonably  foreseeable;  provided, further,  that (1) no such  modification  shall  reduce the interest  rate on a Mortgage  Loan below  one-half of the Mortgage Rate as in effect on the Cut-off  Date,  but not less than the sum of the rates at which the  Servicing  Fee and the  Subservicing  Fee with  respect to such
Mortgage Loan accrues plus the rate at which the premium paid to the Certificate  Insurer,  if any,  accrues,  (2) the final  maturity  date for any  Mortgage  Loan  shall  not be  extended beyond  the  Maturity  Date,  (3) the Stated  Principal  Balance  of all  Reportable  Modified
Mortgage  Loans  subject to Servicing  Modifications  (measured  at the time of the  Servicing
Modification and after giving effect to any Servicing  Modification)  can be no more than five percent of the  aggregate  principal  balance of the  Mortgage  Loans as of the Cut-off  Date, unless such limit is increased  from time to time with the consent of the Rating  Agencies and the Certificate  Insurer,  if any. In addition,  any amounts owing on a Mortgage Loan added to the  outstanding  principal  balance of such  Mortgage Loan must be fully  amortized  over the remaining  term of such  Mortgage  Loan,  and such  amounts  may be  added to the  outstanding principal  balance of a Mortgage Loan only once during the life of such Mortgage  Loan.  Also, the addition of such amounts  described in the  preceding  sentence  shall be  implemented  in accordance with the Program Guide and may be implemented  only by Subservicers  that have been approved by the Master  Servicer for such purpose.  In connection  with any  Curtailment  of a
Mortgage  Loan,  the Master  Servicer,  to the extent not  inconsistent  with the terms of the
Mortgage  Note and local law and  practice,  may permit the  Mortgage  Loan to be  reamortized such that the  Monthly  Payment is  recalculated  as an amount  that will fully  amortize  the remaining  Stated  Principal  Balance  thereof  by the  original  Maturity  Date  based on the original  Mortgage  Rate;  provided,  that such  re-amortization  shall not be permitted if it would  constitute a reissuance  of the Mortgage Loan for federal  income tax purposes,  except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b)     The Master  Servicer  shall  establish  and maintain a Custodial  Account in which the
Master  Servicer shall deposit or cause to be deposited on a daily basis,  except as otherwise
specifically   provided   herein,   the  following   payments  and  collections   remitted  by
Subservicers  or received by it in respect of the  Mortgage  Loans  subsequent  to the Cut-off
Date (other than in respect of principal  and interest on the Mortgage  Loans due on or before the Cut-off Date):

(i)     All  payments  on  account  of  principal,  including  Principal  Prepayments  made by
        Mortgagors  on the  Mortgage  Loans and the  principal  component  of any  Subservicer
        Advance or of any REO Proceeds  received in connection  with an REO Property for which an REO Disposition has occurred;

(ii)    All  payments on account of interest at the  Adjusted  Mortgage  Rate on the  Mortgage
        Loans,  including Buydown Funds, if any, and the interest component of any Subservicer
        Advance or of any REO Proceeds  received in connection  with an REO Property for which an REO Disposition has occurred;

(iii)   Insurance  Proceeds,  Subsequent  Recoveries  and  Liquidation  Proceeds  (net  of any
        related expenses of the Subservicer);

(iv)    All proceeds of any Mortgage Loans purchased  pursuant to Section 2.02,  2.03, 2.04 or
        4.07  (including  amounts  received  from  Residential  Funding  pursuant  to the last paragraph  of Section 4 of the  Assignment  Agreement  in  respect  of any  liability, penalty  or  expense  that  resulted  from  a  breach  of  the  Compliance  With  Laws
        Representation  and all  amounts  required  to be  deposited  in  connection  with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)     Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi)    All amounts  transferred  from the  Certificate  Account to the  Custodial  Account in accordance with Section 4.02(a);

(vii)   Any  amounts  realized  by the  Subservicer  and  received  by the Master  Servicer in respect of any Additional Collateral; and

(viii)  Any amounts received by the Master Servicer in respect of Pledged Assets.

The foregoing  requirements for deposit in the Custodial Account shall be exclusive,  it being understood and agreed that,  without  limiting the  generality of the  foregoing,  payments on the  Mortgage  Loans which are not part of the Trust Fund  (consisting  of payments in respect of  principal  and  interest on the  Mortgage  Loans due on or before the  Cut-off  Date) and, unless  otherwise set forth in the series  supplement,  payments or  collections in the nature of  prepayment  charges  or late  payment  charges  or  assumption  fees  may but  need not be deposited  by the  Master  Servicer  in the  Custodial  Account.  In the event any  amount not required to be deposited in the  Custodial  Account is so deposited,  the Master  Servicer may at any time  withdraw  such amount from the Custodial  Account,  any  provision  herein to the contrary  notwithstanding.  The  Custodial  Account  may  contain  funds that belong to one or more trust funds  created  for  mortgage  pass-through  certificates  of other  series and may contain other funds  respecting  payments on mortgage loans  belonging to the Master  Servicer or serviced or master  serviced by it on behalf of others.  Notwithstanding  such  commingling of funds,  the Master  Servicer  shall  keep  records  that  accurately  reflect  the funds on deposit in the  Custodial  Account that have been  identified by it as being  attributable  to the Mortgage Loans.

        With  respect to  Insurance  Proceeds,  Liquidation  Proceeds,  REO  Proceeds  and the
proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,  2.03,  2.04 and 4.07 received  in any  calendar  month,  the Master  Servicer  may elect to treat  such  amounts as included  in the  Available  Distribution  Amount  for the  Distribution  Date in the month of receipt,  but is not obligated to do so. If the Master  Servicer so elects,  such amounts will be  deemed  to have been  received  (and any  related  Realized  Loss  shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c)     The Master  Servicer shall use its best efforts to cause the  institution  maintaining the  Custodial  Account  to invest  the funds in the  Custodial  Account  attributable  to the
Mortgage  Loans in Permitted  Investments  which shall  mature not later than the  Certificate
Account  Deposit Date next  following the date of such  investment  (with the exception of the
Amount  Held for Future  Distribution)  and which  shall not be sold or  disposed  of prior to their  maturities.  All income and gain  realized  from any such  investment  shall be for the benefit of the Master Servicer as additional  servicing  compensation  and shall be subject to its  withdrawal  or order from time to time.  The amount of any losses  incurred in respect of any such  investments  attributable  to the  investment  of amounts in respect of the Mortgage
Loans  shall be  deposited  in the  Custodial  Account by the Master  Servicer  out of its own
funds immediately as realized without any right of reimbursement.

(d)     The Master  Servicer shall give notice to the Trustee and the Company of any change in the location of the  Custodial  Account and the location of the  Certificate  Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a)     In those  cases  where a  Subservicer  is  servicing  a Mortgage  Loan  pursuant  to a
Subservicing  Agreement,  the Master  Servicer  shall cause the  Subservicer,  pursuant to the
Subservicing  Agreement,  to establish and maintain one or more  Subservicing  Accounts  which shall be an Eligible Account or, if such account is not an Eligible  Account,  shall generally satisfy  the  requirements  of the Program  Guide and be  otherwise  acceptable  to the Master
Servicer and each Rating  Agency.  The  Subservicer  will be required  thereby to deposit into the  Subservicing  Account on a daily basis all  proceeds of  Mortgage  Loans  received by the
Subservicer,  less its  Subservicing  Fees and  unreimbursed  advances  and  expenses,  to the extent  permitted  by the  Subservicing  Agreement.  If  the  Subservicing  Account  is not an
Eligible  Account,  the Master  Servicer  shall be deemed to have  received  such  monies upon receipt thereof by the  Subservicer.  The Subservicer  shall not be required to deposit in the
Subservicing  Account  payments or  collections  in the nature of  prepayment  charges or late charges or assumption  fees. On or before the date specified in the Program  Guide,  but in no event later than the  Determination  Date, the Master  Servicer  shall cause the  Subservicer, pursuant to the  Subservicing  Agreement,  to remit to the Master  Servicer for deposit in the
Custodial  Account all funds held in the  Subservicing  Account with respect to each  Mortgage
Loan  serviced by such  Subservicer  that are required to be remitted to the Master  Servicer.
The Subservicer will also be required,  pursuant to the Subservicing  Agreement, to advance on such  scheduled  date of remittance  amounts equal to any scheduled  monthly  installments  of principal  and interest  less its  Subservicing  Fees on any Mortgage  Loans for which payment was not  received  by the  Subservicer.  This  obligation  to  advance  with  respect  to each
Mortgage Loan will  continue up to and including the first of the month  following the date on which the  related  Mortgaged  Property  is sold at a  foreclosure  sale or is acquired by the
Trust Fund by deed in lieu of  foreclosure  or otherwise.  All such  advances  received by the
Master Servicer shall be deposited promptly by it in the Custodial Account.

(b)     The  Subservicer  may also be required,  pursuant to the  Subservicing  Agreement,  to remit to the Master  Servicer for deposit in the  Custodial  Account  interest at the Adjusted
Mortgage  Rate (or Modified Net Mortgage  Rate plus the rate per annum at which the  Servicing
Fee  accrues in the case of a Modified  Mortgage  Loan) on any  Curtailment  received  by such
Subservicer  in respect of a Mortgage  Loan from the related  Mortgagor  during any month that is to be applied by the  Subservicer  to reduce the unpaid  principal  balance of the  related
Mortgage  Loan as of the  first  day of such  month,  from  the  date of  application  of such
Curtailment  to the  first day of the  following  month.  Any  amounts  paid by a  Subservicer pursuant  to the  preceding  sentence  shall be for the  benefit  of the  Master  Servicer  as additional  servicing  compensation  and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c)     In addition to the Custodial Account and the Certificate  Account, the Master Servicer
shall for any  Nonsubserviced  Mortgage Loan, and shall cause the Subservicers for Subserviced
Mortgage  Loans to,  establish  and  maintain one or more  Servicing  Accounts and deposit and retain therein all  collections  from the Mortgagors (or advances from  Subservicers)  for the payment of taxes, assessments,  hazard insurance premiums,  Primary Insurance Policy premiums, if  applicable,  or  comparable  items  for the  account  of the  Mortgagors.  Each  Servicing
Account  shall  satisfy  the  requirements  for a  Subservicing  Account  and,  to the  extent permitted  by the Program  Guide or as is otherwise  acceptable  to the Master  Servicer,  may also  function as a  Subservicing  Account.  Withdrawals  of amounts  related to the  Mortgage
Loans  from the  Servicing  Accounts  may be made  only to  effect  timely  payment  of taxes, assessments,  hazard insurance premiums,  Primary Insurance Policy premiums, if applicable, or comparable  items, to reimburse the Master Servicer or Subservicer out of related  collections for any  payments  made  pursuant to  Sections  3.11 (with  respect to the  Primary  Insurance
Policy) and 3.12(a) (with respect to hazard  insurance),  to refund to any Mortgagors any sums as may be determined to be overages,  to pay interest,  if required, to Mortgagors on balances in the Servicing  Account or to clear and terminate the Servicing  Account at the  termination of this  Agreement in accordance  with Section 9.01 or in accordance  with the Program  Guide.
As part of its  servicing  duties,  the Master  Servicer  shall,  and the  Subservicers  will, pursuant to the  Subservicing  Agreements,  be required to pay to the  Mortgagors  interest on funds in this account to the extent required by law.

(d)     The  Master  Servicer  shall  advance  the  payments  referred  to  in  the  preceding subsection  that are not timely paid by the Mortgagors or advanced by the  Subservicers on the date when the tax,  premium or other cost for which such  payment is intended is due,  but the
Master  Servicer  shall be required so to advance  only to the extent that such  advances,  in the good faith judgment of the Master  Servicer,  will be  recoverable by the Master  Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If compliance  with this Section 3.09 shall make any Class of  Certificates  legal for investment by federally  insured  savings and loan  associations,  the Master  Servicer  shall provide,  or cause  the  Subservicers  to  provide,  to the  Trustee,  the  Office  of  Thrift
Supervision  or the FDIC and the  supervisory  agents  and  examiners  thereof  access  to the documentation  regarding the Mortgage Loans  required by applicable  regulations of the Office of Thrift  Supervision,  such access being afforded  without  charge but only upon  reasonable request and during normal  business  hours at the offices  designated by the Master  Servicer.
The Master  Servicer  shall permit such  representatives  to photocopy any such  documentation and shall provide  equipment for that purpose at a charge  reasonably  approximating  the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a)     The Master Servicer may, from time to time as provided  herein,  make withdrawals from the  Custodial  Account  of  amounts  on deposit  therein  pursuant  to Section  3.07 that are attributable to the Mortgage Loans for the following purposes:

(i)     to make  deposits  into the  Certificate  Account  in the  amounts  and in the  manner provided for in Section 4.01;

(ii)    to reimburse itself or the related Subservicer for previously  unreimbursed  Advances,
        Servicing  Advances or other expenses made pursuant to Sections 3.01,  3.07(a),  3.08,
        3.11, 3.12(a),  3.14 and 4.04 or otherwise  reimbursable pursuant to the terms of this
        Agreement,  such  withdrawal  right being  limited to amounts  received on the related
        Mortgage  Loans  (including,  for this  purpose,  REO  Proceeds,  Insurance  Proceeds,
        Liquidation  Proceeds and proceeds  from the purchase of a Mortgage  Loan  pursuant to
        Section 2.02,  2.03,  2.04 or 4.07) which  represent (A) Late  Collections  of Monthly
        Payments  for which any such advance was made in the case of  Subservicer  Advances or
        Advances  pursuant to Section 4.04 and (B)  recoveries  of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)   to pay to  itself or the  related  Subservicer  (if not  previously  retained  by such
        Subservicer)  out of each  payment  received  by the  Master  Servicer  on  account of interest  on a Mortgage  Loan as  contemplated  by Sections  3.14 and 3.16,  an amount equal to that remaining  portion of any such payment as to interest (but not in excess of the Servicing Fee and the  Subservicing  Fee, if not  previously  retained)  which, when deducted,  will result in the remaining amount of such interest being interest at the Net  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the  case of a  Modified
        Mortgage  Loan) on the amount  specified in the  amortization  schedule of the related
        Mortgage  Loan  as the  principal  balance  thereof  at the  beginning  of the  period respecting  which  such  interest  was  paid  after  giving  effect  to  any  previous
        Curtailments;

(iv)    to pay to itself as  additional  servicing  compensation  any  interest or  investment income  earned on funds and other  property  deposited in or credited to the Custodial
        Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)     to pay to itself as additional  servicing  compensation any Foreclosure  Profits,  any amounts  remitted by Subservicers  as interest in respect of Curtailments  pursuant to
        Section  3.08(b),  and any amounts paid by a Mortgagor in connection  with a Principal
        Prepayment in Full in respect of interest for any period during the calendar  month in
        which   such   Principal   Prepayment   in   Full   is  to  be   distributed   to  the
        Certificateholders;

(vi)    to pay to itself, a Subservicer,  a Seller,  Residential  Funding,  the Company or any
        other  appropriate  Person,  as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise  transferred pursuant to Section 2.02,  2.03,  2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the  Certificateholders  as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)   to  reimburse  itself or the related  Subservicer  for any  Nonrecoverable  Advance or
        Advances in the manner and to the extent  provided in  subsection  (c) below,  and any
        Advance or Servicing  Advance made in connection with a modified Mortgage Loan that is in  default  or,  in the  judgment  of the  Master  Servicer,  default  is  reasonably foreseeable  pursuant to Section  3.07(a),  to the extent the amount of the Advance or
        Servicing  Advance was added to the Stated Principal Balance of the Mortgage Loan in a
        prior calendar month, or any Advance  reimbursable to the Master Servicer  pursuant to
        Section 4.02(a);

(viii)  to reimburse itself or the Company for expenses  incurred by and reimbursable to it or the  Company  pursuant  to Sections  3.01(a),  3.11,  3.13,  3.14(c),  6.03,  10.01 or
        otherwise,  or in connection  with enforcing,  in accordance with this Agreement,  any repurchase,  substitution or  indemnification  obligation of any Seller (other than an
        Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix)    to  reimburse  itself for  Servicing  Advances  expended by it (a) pursuant to Section
        3.14 in good  faith in  connection  with the  restoration  of  property  damaged by an
        Uninsured  Cause,  and (b) in connection  with the  liquidation  of a Mortgage Loan or disposition  of an REO  Property to the extent not  otherwise  reimbursed  pursuant to clause (ii) or (viii) above; and

(x)     to withdraw any amount deposited in the Custodial  Account that was not required to be deposited therein pursuant to Section 3.07.

(b)     Since, in connection with withdrawals  pursuant to clauses (ii),  (iii), (v) and (vi), the Master  Servicer's  entitlement  thereto is limited to collections or other  recoveries on the related  Mortgage Loan, the Master Servicer shall keep and maintain  separate  accounting, on a Mortgage Loan by Mortgage Loan basis,  for the purpose of justifying any withdrawal  from the Custodial Account pursuant to such clauses.

(c)     The Master Servicer shall be entitled to reimburse  itself or the related  Subservicer for any advance made in respect of a Mortgage Loan that the Master  Servicer  determines to be a  Nonrecoverable  Advance  by  withdrawal  from the  Custodial  Account of amounts on deposit
therein   attributable  to  the  Mortgage  Loans  on  any  Certificate  Account  Deposit  Date
succeeding  the date of such  determination.  Such  right of  reimbursement  in  respect  of a
Nonrecoverable  Advance  relating  to  an  Advance  pursuant  to  Section  4.04  on  any  such
Certificate  Account  Deposit Date shall be limited to an amount not  exceeding the portion of such Advance  previously paid to  Certificateholders  (and not  theretofore  reimbursed to the
Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

(a)     The Master  Servicer  shall not take, or permit any  Subservicer  to take,  any action which would result in non-coverage  under any applicable  Primary Insurance Policy of any loss which,  but for the actions of the Master  Servicer or  Subservicer,  would have been  covered thereunder.  To the extent  coverage is available,  the Master Servicer shall keep or cause to be kept in full  force and effect  each such  Primary  Insurance  Policy  until the  principal balance of the related  Mortgage  Loan  secured by a  Mortgaged  Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a  Loan-to-Value  Ratio at origination in excess of 80%,  provided that such Primary  Insurance Policy was in place as of the Cut-off  Date and the Company had  knowledge  of such  Primary  Insurance  Policy.  The
Master  Servicer  shall be  entitled  to cancel or permit the  discontinuation  of any Primary
Insurance  Policy as to any Mortgage  Loan,  if the Stated  Principal  Balance of the Mortgage
Loan is reduced below an amount equal to 80% of the appraised  value of the related  Mortgaged
Property  as  determined  in  any  appraisal  thereof  after  the  Closing  Date,  or  if  the
Loan-to-Value  Ratio is reduced  below 80% as a result of  principal  payments on the Mortgage
Loan after the Closing  Date.  In the event that the Company  gains  knowledge  that as of the
Closing Date, a Mortgage Loan had a  Loan-to-Value  Ratio at  origination in excess of 80% and is not the subject of a Primary  Insurance  Policy (and was not  included in any  exception to the  representation  in  Section  2.03(b)(iv))  and that  such  Mortgage  Loan  has a  current
Loan-to-Value  Ratio in  excess  of 80% then the  Master  Servicer  shall  use its  reasonable efforts to obtain and  maintain a Primary  Insurance  Policy to the extent  that such a policy is  obtainable  at a  reasonable  price.  The  Master  Servicer  shall not cancel or refuse to renew any such Primary  Insurance  Policy  applicable to a  Nonsubserviced  Mortgage  Loan, or consent to any Subservicer  canceling or refusing to renew any such Primary  Insurance  Policy applicable  to a  Mortgage  Loan  subserviced  by it,  that is in  effect  at the  date of the initial  issuance of the  Certificates  and is required to be kept in force  hereunder  unless the  replacement  Primary  Insurance  Policy  for  such  canceled  or  non-renewed  policy  is maintained  with an insurer  whose  claims-paying  ability is acceptable to each Rating Agency for mortgage  pass-through  certificates  having a rating equal to or better than the lower of the  then-current  rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b)     In  connection  with its  activities  as  administrator  and  servicer of the Mortgage
Loans,  the Master Servicer agrees to present or to cause the related  Subservicer to present,
on  behalf  of  the   Master   Servicer,   the   Subservicer,   if  any,   the   Trustee   and
Certificateholders,  claims to the related Insurer under any Primary Insurance Policies,  in a timely manner in accordance  with such policies,  and, in this regard,  to take or cause to be taken such  reasonable  action as shall be  necessary  to permit  recovery  under any  Primary
Insurance  Policies  respecting  defaulted  Mortgage  Loans.  Pursuant  to Section  3.07,  any
Insurance  Proceeds  collected  by or  remitted  to the  Master  Servicer  under  any  Primary
Insurance  Policies  shall be  deposited  in the  Custodial  Account,  subject  to  withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

(a)     The Master  Servicer shall cause to be maintained for each Mortgage Loan (other than a
Cooperative  Loan) fire  insurance  with extended  coverage in an amount which is equal to the lesser of the  principal  balance  owing on such Mortgage Loan or 100 percent of the insurable value of the  improvements;  provided,  however,  that such  coverage may not be less than the minimum  amount  required to fully  compensate  for any loss or damage on a  replacement  cost basis. To the extent it may do so without breaching the related  Subservicing  Agreement,  the
Master  Servicer  shall replace any  Subservicer  that does not cause such  insurance,  to the extent  it is  available,  to be  maintained.  The  Master  Servicer  shall  also  cause to be maintained  on property  acquired upon  foreclosure,  or deed in lieu of  foreclosure,  of any
Mortgage Loan (other than a Cooperative  Loan),  fire insurance  with extended  coverage in an amount  which is at least  equal to the  amount  necessary  to avoid  the  application  of any co-insurance  clause  contained in the related hazard  insurance  policy.  Pursuant to Section
3.07,  any  amounts  collected  by the Master  Servicer  under any such  policies  (other than amounts  to be applied to the  restoration  or repair of the  related  Mortgaged  Property  or property  thus acquired or amounts  released to the  Mortgagor in  accordance  with the Master
Servicer's normal servicing  procedures) shall be deposited in the Custodial Account,  subject to  withdrawal  pursuant  to  Section  3.10.  Any cost  incurred  by the  Master  Servicer  in
maintaining   any  such  insurance   shall  not,  for  the  purpose  of  calculating   monthly
distributions  to the  Certificateholders,  be added to the amount  owing  under the  Mortgage
Loan,  notwithstanding  that the terms of the  Mortgage  Loan so permit.  Such costs  shall be recoverable  by the Master  Servicer out of related late  payments by the  Mortgagor or out of
Insurance  Proceeds and  Liquidation  Proceeds to the extent  permitted by Section 3.10. It is understood  and agreed that no earthquake or other  additional  insurance is to be required of any  Mortgagor or  maintained  on property  acquired in respect of a Mortgage  Loan other than pursuant  to such  applicable  laws and  regulations  as shall at any time be in force  and as shall require such additional  insurance.  Whenever the improvements  securing a Mortgage Loan
(other than a Cooperative  Loan) are located at the time of  origination of such Mortgage Loan in a federally  designated  special flood hazard area,  the Master  Servicer shall cause flood insurance  (to  the  extent  available)  to be  maintained  in  respect  thereof.  Such  flood insurance  shall be in an amount equal to the lesser of (i) the amount  required to compensate for any loss or damage to the  Mortgaged  Property  on a  replacement  cost basis and (ii) the maximum  amount of such  insurance  available  for the related  Mortgaged  Property  under the national flood insurance program  (assuming that the area in which such Mortgaged  Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance  policy with extended  coverage  insuring  against  hazard  losses on all of the Mortgage  Loans,  it shall conclusively  be deemed to have  satisfied its  obligations as set forth in the first sentence of this  Section  3.12(a),  it being  understood  and agreed  that such  policy may  contain a deductible  clause,  in which case the Master  Servicer  shall,  in the event that there shall not have been maintained on the related  Mortgaged  Property a policy complying with the first sentence  of this  Section  3.12(a)  and there  shall have been a loss  which  would have been covered by such policy,  deposit in the Certificate  Account the amount not otherwise  payable under the blanket policy  because of such  deductible  clause.  Any such deposit by the Master
Servicer  shall  be  made  on  the  Certificate   Account  Deposit  Date  next  preceding  the
Distribution  Date which occurs in the month  following the month in which  payments under any such policy  would have been  deposited  in the  Custodial  Account.  In  connection  with its activities as  administrator  and servicer of the Mortgage  Loans,  the Master Servicer agrees to present,  on behalf of itself,  the Trustee and the  Certificateholders,  claims  under any such blanket policy.

(b)     The Master  Servicer  shall  obtain and  maintain  at its own expense and keep in full force and effect  throughout the term of this Agreement a blanket  fidelity bond and an errors and  omissions  insurance  policy  covering the Master  Servicer's  officers and employees and other  persons  acting on behalf of the Master  Servicer  in  connection  with its  activities under this  Agreement.  The amount of coverage  shall be at least equal to the  coverage  that would be required by Fannie Mae or Freddie  Mac,  whichever  is greater,  with  respect to the
Master  Servicer if the Master  Servicer were servicing and  administering  the Mortgage Loans for  Fannie  Mae or Freddie  Mac.  In the event  that any such bond or policy  ceases to be in effect,  the Master  Servicer  shall  obtain a comparable  replacement  bond or policy from an issuer or  insurer,  as the case may be,  meeting  the  requirements,  if any,  of the Program
Guide and  acceptable to the Company.  Coverage of the Master  Servicer under a policy or bond obtained by an Affiliate of the Master  Servicer and providing  the coverage  required by this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                      Modification Agreements; Certain Assignments.

(a)     When any  Mortgaged  Property  is conveyed by the  Mortgagor,  the Master  Servicer or
Subservicer,  to  the  extent  it  has  knowledge  of  such  conveyance,   shall  enforce  any
due-on-sale  clause contained in any Mortgage Note or Mortgage,  to the extent permitted under applicable  law and  governmental  regulations,  but only to the extent that such  enforcement will not  adversely  affect or  jeopardize  coverage  under  any  Required  Insurance  Policy.
Notwithstanding the foregoing:

(i)     the Master  Servicer  shall not be deemed to be in default under this Section  3.13(a)
        by reason of any transfer or  assumption  which the Master  Servicer is  restricted by law from preventing; and

(ii)    if the Master  Servicer  determines  that it is  reasonably  likely that any Mortgagor will  bring,  or if any  Mortgagor  does  bring,  legal  action to declare  invalid or otherwise avoid enforcement of a due-on-sale  clause contained in any Mortgage Note or
        Mortgage,  the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)     Subject to the Master Servicer's duty to enforce any due-on-sale  clause to the extent set forth in Section 3.13(a),  in any case in which a Mortgaged  Property is to be conveyed to a Person by a  Mortgagor,  and such  Person is to enter  into an  assumption  or  modification agreement or supplement to the Mortgage Note or Mortgage  which  requires the signature of the
Trustee,  or if an  instrument  of release  signed by the  Trustee is required  releasing  the
Mortgagor from liability on the Mortgage Loan, the Master  Servicer is authorized,  subject to the  requirements  of the sentence next  following,  to execute and deliver,  on behalf of the
Trustee,  the  assumption  agreement  with the Person to whom the Mortgaged  Property is to be conveyed and such  modification  agreement or  supplement  to the Mortgage Note or Mortgage or other  instruments  as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise  to comply with any  applicable  laws  regarding  assumptions  or the transfer of the Mortgaged Property to such Person;  provided,  however, none of such terms and requirements  shall either (i) both (A) constitute a "significant  modification"  effecting an exchange or  reissuance of such  Mortgage  Loan under the REMIC  Provisions  and (B) cause any portion of any REMIC  formed under the Series  Supplement  to fail to qualify as a REMIC under the  Code  or  (subject  to  Section  10.01(f)),  result  in  the  imposition  of  any  tax on
"prohibited  transactions"  or (ii) constitute  "contributions"  after the start-up date under the REMIC  Provisions.  The Master  Servicer  shall execute and deliver such documents only if it reasonably  determines  that (i) its execution and delivery  thereof will not conflict with or  violate  any terms of this  Agreement  or cause the unpaid  balance  and  interest  on the
Mortgage  Loan to be  uncollectible  in whole  or in  part,  (ii)  any  required  consents  of insurers  under any Required  Insurance  Policies have been  obtained and (iii)  subsequent to the closing of the  transaction  involving  the  assumption  or transfer (A) the Mortgage Loan will  continue to be secured by a first  mortgage  lien pursuant to the terms of the Mortgage,
(B) such  transaction  will not  adversely  affect the coverage  under any Required  Insurance
Policies,  (C) the Mortgage Loan will fully amortize over the remaining  term thereof,  (D) no material term of the Mortgage  Loan  (including  the interest rate on the Mortgage  Loan) will
be  altered   nor  will  the  term  of  the   Mortgage   Loan  be  changed   and  (E)  if  the
seller/transferor  of the Mortgaged  Property is to be released from liability on the Mortgage
Loan,  such  release  will not (based on the Master  Servicer's  or  Subservicer's  good faith determination)  adversely  affect the  collectability  of the Mortgage  Loan.  Upon receipt of appropriate  instructions  from the Master  Servicer in  accordance  with the  foregoing,  the
Trustee  shall execute any  necessary  instruments  for such  assumption  or  substitution  of
liability  as  directed  in  writing  by  the  Master  Servicer.   Upon  the  closing  of  the
transactions  contemplated  by such  documents,  the Master Servicer shall cause the originals or true and  correct  copies  of the  assumption  agreement,  the  release  (if  any),  or the modification  or  supplement  to the Mortgage  Note or Mortgage to be delivered to the Trustee or the  Custodian  and  deposited  with the  Mortgage  File for such  Mortgage  Loan.  Any fee collected by the Master  Servicer or such related  Subservicer for entering into an assumption or  substitution  of  liability  agreement  will be  retained  by the Master  Servicer or such
Subservicer as additional servicing compensation.

(c)     The Master Servicer or the related Subservicer,  as the case may be, shall be entitled to  approve  a request  from a  Mortgagor  for a  partial  release  of the  related  Mortgaged
Property,  the granting of an easement  thereon in favor of another Person,  any alteration or demolition of the related  Mortgaged  Property (or,  with respect to a Cooperative  Loan,  the related  Cooperative  Apartment)  without any right of  reimbursement or other similar matters if it has  determined,  exercising its good faith  business  judgment in the same manner as it would if it were the owner of the  related  Mortgage  Loan,  that the  security  for,  and the timely  and full  collectability  of,  such  Mortgage  Loan  would not be  adversely  affected thereby and that any portion of any REMIC  formed under the Series  Supplement  would not fail to continue to qualify as a REMIC under the Code as a result  thereof and  (subject to Section
10.01(f)) that no tax on "prohibited  transactions" or  "contributions"  after the startup day would be  imposed  on any such  REMIC as a result  thereof.  Any fee  collected  by the Master
Servicer or the related  Subservicer  for  processing  such a request  will be retained by the
Master Servicer or such Subservicer as additional servicing compensation.

(d)     Subject to any other  applicable  terms and conditions of this Agreement,  the Trustee and Master  Servicer shall be entitled to approve an assignment in lieu of  satisfaction  with respect to any  Mortgage  Loan,  provided  the  obligee  with  respect to such  Mortgage  Loan following  such proposed  assignment  provides the Trustee and Master  Servicer with a "Lender
Certification  for Assignment of Mortgage  Loan" in the form attached  hereto as Exhibit M, in form and substance  satisfactory to the Trustee and Master Servicer,  providing the following:
(i) that the  substance of the  assignment  is, and is intended to be, a  refinancing  of such
Mortgage;  (ii) that the Mortgage Loan following the proposed  assignment  will have a rate of interest  at least 0.25  percent  below or above the rate of interest  on such  Mortgage  Loan prior to such  proposed  assignment;  and (iii) that such  assignment is at the request of the borrower  under  the  related  Mortgage  Loan.  Upon  approval  of an  assignment  in  lieu of satisfaction  with respect to any Mortgage Loan, the Master  Servicer shall receive cash in an amount equal to the unpaid  principal  balance of and accrued  interest on such  Mortgage Loan and the  Master  Servicer  shall  treat such  amount as a  Principal  Prepayment  in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a)     The Master  Servicer shall foreclose upon or otherwise  comparably  convert (which may include an REO  Acquisition)  the ownership of properties  securing such of the Mortgage Loans as come into and  continue  in default  and as to which no  satisfactory  arrangements  can be made for  collection  of delinquent  payments  pursuant to Section  3.07.  Alternatively,  the
Master  Servicer may take other  actions in respect of a defaulted  Mortgage  Loan,  which may include  (i)  accepting  a short sale (a payoff of the  Mortgage  Loan for an amount less than the total amount  contractually  owed in order to facilitate a sale of the Mortgaged  Property by the  Mortgagor)  or  permitting a short  refinancing  (a payoff of the Mortgage Loan for an amount  less than the  total  amount  contractually  owed in order to  facilitate  refinancing transactions  by  the  Mortgagor  not  involving  a  sale  of the  Mortgaged  Property),  (ii)
arranging  for a  repayment  plan or (iii)  agreeing  to a  modification  in  accordance  with
Section 3.07. In connection  with such  foreclosure or other  conversion,  the Master Servicer shall,  consistent  with Section 3.11,  follow such  practices and procedures as it shall deem necessary  or  advisable,  as shall be normal  and  usual in its  general  mortgage  servicing activities  and as shall be required or  permitted  by the Program  Guide;  provided  that the
Master  Servicer  shall not be liable in any  respect  hereunder  if the  Master  Servicer  is acting  in  connection  with any such  foreclosure  or other  conversion  in a manner  that is consistent  with the provisions of this Agreement.  The Master  Servicer,  however,  shall not be required to expend its own funds or incur other  reimbursable  charges in  connection  with any foreclosure,  or attempted foreclosure which is not completed,  or towards the restoration of any property unless it shall determine (i) that such  restoration  and/or  foreclosure will increase the proceeds of  liquidation of the Mortgage Loan to Holders of  Certificates  of one
or more  Classes  after  reimbursement  to itself for such  expenses  or charges and (ii) that such expenses or charges will be recoverable  to it through  Liquidation  Proceeds,  Insurance
Proceeds,  or  REO  Proceeds  (respecting  which  it  shall  have  priority  for  purposes  of withdrawals  from  the  Custodial  Account  pursuant  to  Section  3.10,  whether  or not such expenses and charges are actually  recoverable from related  Liquidation  Proceeds,  Insurance
Proceeds  or REO  Proceeds).  In the  event of such a  determination  by the  Master  Servicer pursuant to this Section  3.14(a),  the Master Servicer shall be entitled to  reimbursement of such amounts pursuant to Section 3.10.

               In  addition  to  the  foregoing,  the  Master  Servicer  shall  use  its  best reasonable  efforts to  realize  upon any  Additional  Collateral  for such of the  Additional
Collateral  Loans as come  into  and  continue  in  default  and as to  which no  satisfactory arrangements  can be made for  collection  of  delinquent  payments  pursuant to Section 3.07;
provided  that the Master  Servicer  shall not, on behalf of the Trustee,  obtain title to any such  Additional  Collateral  as a  result  of  or in  lieu  of  the  disposition  thereof  or otherwise;  and provided  further that (i) the Master  Servicer shall not proceed with respect to such  Additional  Collateral in any manner that would impair the ability to recover against the related  Mortgaged  Property,  and (ii) the Master  Servicer  shall  proceed  with any REO
Acquisition  in a manner that  preserves the ability to apply the proceeds of such  Additional
Collateral  against  amounts owed under the defaulted  Mortgage  Loan.  Any proceeds  realized from such  Additional  Collateral  (other than amounts to be released to the  Mortgagor or the related  guarantor in accordance  with  procedures  that the Master  Servicer  would follow in servicing  loans held for its own account,  subject to the terms and conditions of the related
Mortgage  and  Mortgage  Note and to the  terms  and  conditions  of any  security  agreement, guarantee  agreement,  mortgage or other  agreement  governing the disposition of the proceeds of such  Additional  Collateral)  shall be  deposited  in the  Custodial  Account,  subject to withdrawal  pursuant to Section  3.10.  Any other payment  received by the Master  Servicer in respect of such Additional  Collateral shall be deposited in the Custodial  Account subject to withdrawal pursuant to Section 3.10.

               For so long as the  Master  Servicer  is the Master  Servicer  under the Credit
Support Pledge  Agreement,  the Master Servicer shall perform its obligations under the Credit
Support  Pledge  Agreement in  accordance  with such  Agreement and in a manner that is in the best  interests of the  Certificateholders.  Further,  the Master  Servicer shall use its best reasonable  efforts to realize upon any Pledged  Assets for such of the Pledged Asset Loans as come into and  continue in default and as to which no  satisfactory  arrangements  can be made for  collection of  delinquent  payments  pursuant to Section  3.07;  provided that the Master
Servicer  shall not, on behalf of the Trustee,  obtain  title to any such Pledged  Assets as a result of or in lieu of the disposition  thereof or otherwise;  and provided  further that (i)
the Master  Servicer  shall not proceed with respect to such Pledged Assets in any manner that would  impair the  ability to recover  against the related  Mortgaged  Property,  and (ii) the
Master  Servicer  shall  proceed  with any REO  Acquisition  in a manner  that  preserves  the ability  to apply  the  proceeds  of such  Pledged  Assets  against  amounts  owed  under  the defaulted  Mortgage Loan.  Any proceeds  realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related  guarantor in accordance  with  procedures that the Master Servicer would follow in servicing  loans held for its own account,  subject to the terms  and  conditions  of the  related  Mortgage  and  Mortgage  Note  and to the  terms  and conditions  of any  security  agreement,  guarantee  agreement,  mortgage  or other  agreement governing the  disposition  of the proceeds of such Pledged  Assets) shall be deposited in the
Custodial  Account,  subject  to  withdrawal  pursuant  to  Section  3.10.  Any other  payment received by the Master  Servicer in respect of such  Pledged  Assets shall be deposited in the
Custodial Account subject to withdrawal pursuant to Section 3.10.

               Concurrently  with the foregoing,  the Master  Servicer may pursue any remedies that may be available  in  connection  with a breach of a  representation  and  warranty  with respect to any such  Mortgage Loan in accordance  with  Sections 2.03 and 2.04.  However,  the
Master Servicer is not required to continue to pursue both  foreclosure (or similar  remedies)
with  respect  to  the  Mortgage  Loans  and  remedies  in  connection  with  a  breach  of  a representation  and warranty if the Master  Servicer  determines in its reasonable  discretion that one such  remedy  is more  likely to result  in a  greater  recovery  as to the  Mortgage
Loan.  Upon the  occurrence of a Cash  Liquidation or REO  Disposition,  following the deposit in the Custodial Account of all Insurance  Proceeds,  Liquidation  Proceeds and other payments and recoveries  referred to in the definition of "Cash  Liquidation" or "REO  Disposition," as applicable,  upon receipt by the Trustee of written  notification  of such deposit signed by a
Servicing  Officer,  the Trustee or the  Custodian,  as the case may be, shall  release to the
Master  Servicer the related  Custodial  File and the Trustee  shall  execute and deliver such instruments of transfer or assignment  prepared by the Master  Servicer,  in each case without recourse,  as shall be necessary to vest in the Master  Servicer or its designee,  as the case may be, the related  Mortgage  Loan,  and  thereafter  such Mortgage Loan shall not be part of the Trust Fund.  Notwithstanding  the foregoing or any other provision of this  Agreement,  in the Master  Servicer's  sole  discretion  with respect to any  defaulted  Mortgage Loan or REO
Property as to either of the following  provisions,  (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if  substantially  all amounts  expected by the Master Servicer to be received in  connection  with the related  defaulted  Mortgage Loan or REO Property have been received,  and (ii) for purposes of determining the amount of any  Liquidation  Proceeds,
Insurance  Proceeds,  REO Proceeds or any other  unscheduled  collections or the amount of any
Realized  Loss,  the Master  Servicer  may take into  account  minimal  amounts of  additional receipts  expected to be received or any estimated  additional  liquidation  expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b)     If title to any  Mortgaged  Property is acquired by the Trust Fund as an REO  Property by  foreclosure  or by deed in lieu of  foreclosure,  the deed or certificate of sale shall be issued to the  Trustee  or to its  nominee  on behalf of  Certificateholders.  Notwithstanding any such  acquisition  of title  and  cancellation  of the  related  Mortgage  Loan,  such REO
Property  shall  (except  as  otherwise  expressly  provided  herein) be  considered  to be an
Outstanding  Mortgage  Loan held in the Trust Fund until such time as the REO  Property  shall be sold.  Consistent  with the  foregoing for purposes of all  calculations  hereunder so long as such REO  Property  shall be  considered  to be an  Outstanding  Mortgage  Loan it shall be assumed that,  notwithstanding  that the  indebtedness  evidenced by the related Mortgage Note shall have been  discharged,  such  Mortgage  Note and the  related  amortization  schedule in effect at the time of any such  acquisition  of title  (after  giving  effect to any  previous
Curtailments  and  before  any  adjustment  thereto  by reason of any  bankruptcy  or  similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)     If the Trust Fund  acquires any REO  Property as aforesaid or otherwise in  connection with a default or imminent  default on a Mortgage Loan,  the Master  Servicer on behalf of the
Trust  Fund  shall  dispose  of  such  REO  Property  as  soon  as  practicable,   giving  due
consideration to the interests of the  Certificateholders,  but in all cases within three full years  after the taxable  year of its  acquisition  by the Trust Fund for  purposes of Section
860G(a)(8)  of the Code (or such shorter  period as may be necessary  under  applicable  state
(including  any state in which such  property  is located)  law to maintain  the status of any portion of any REMIC  formed under the Series  Supplement  as a REMIC under  applicable  state law and avoid taxes  resulting  from such property  failing to be  foreclosure  property under applicable  state  law) or, at the  expense  of the  Trust  Fund,  request,  more than 60 days before the day on which such grace period would otherwise  expire,  an extension of such grace period unless the Master  Servicer  (subject to Section  10.01(f))  obtains for the Trustee an
Opinion of Counsel,  addressed to the Trustee and the Master Servicer,  to the effect that the holding by the Trust Fund of such REO  Property  subsequent  to such period will not result in the  imposition of taxes on "prohibited  transactions"  as defined in Section 860F of the Code or cause any REMIC  formed  under the  Series  Supplement  to fail to  qualify as a REMIC (for federal  (or any  applicable  State or  local)  income  tax  purposes)  at any  time  that any
Certificates  are  outstanding,  in which  case the Trust Fund may  continue  to hold such REO
Property  (subject  to any  conditions  contained  in such  Opinion  of  Counsel).  The Master
Servicer  shall  be  entitled  to be  reimbursed  from the  Custodial  Account  for any  costs incurred in obtaining  such Opinion of Counsel,  as provided in Section 3.10.  Notwithstanding any other  provision of this  Agreement,  no REO Property  acquired by the Trust Fund shall be rented (or allowed to continue  to be rented) or  otherwise  used by or on behalf of the Trust
Fund in such a manner or  pursuant  to any terms  that would (i) cause  such REO  Property  to fail to qualify as  "foreclosure  property"  within the meaning of Section  860G(a)(8)  of the
Code or (ii)  subject  the Trust Fund to the  imposition  of any federal  income  taxes on the income  earned  from such REO  Property,  including  any taxes  imposed  by reason of  Section
860G(c) of the Code,  unless the Master  Servicer  has agreed to indemnify  and hold  harmless the Trust Fund with respect to the imposition of any such taxes.

(d)     The proceeds of any Cash  Liquidation,  REO  Disposition  or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement,  as well as any recovery  resulting from a  collection  of  Liquidation  Proceeds,  Insurance  Proceeds or REO  Proceeds,  will be applied in the following  order of priority:  first,  to reimburse the Master  Servicer or the
related   Subservicer   in   accordance   with   Section    3.10(a)(ii);    second,   to   the
Certificateholders  to the extent of accrued and unpaid  interest on the  Mortgage  Loan,  and any related REO Imputed  Interest,  at the Net  Mortgage  Rate (or the  Modified  Net Mortgage
Rate in the case of a Modified  Mortgage Loan) to the Due Date prior to the Distribution  Date on which such amounts are to be distributed;  third, to the  Certificateholders  as a recovery of  principal  on the Mortgage  Loan (or REO  Property);  fourth,  to all  Servicing  Fees and
Subservicing  Fees payable  therefrom (and the Master Servicer and the Subservicer  shall have no claims for any  deficiencies  with  respect to such fees which  result  from the  foregoing allocation); and fifth, to Foreclosure Profits.

(e)     In the event of a default on a Mortgage  Loan one or more of whose  obligors  is not a
United States Person,  in connection  with any foreclosure or acquisition of a deed in lieu of foreclosure  (together,  "foreclosure")  in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury  Regulation  Section  1.1445-2(d)(3) (or
any successor  thereto)  necessary to assure that no withholding  tax  obligation  arises with respect to the proceeds of such  foreclosure  except to the extent,  if any,  that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Custodial Files.

(a)     Upon becoming  aware of the payment in full of any Mortgage  Loan, or upon the receipt by the Master  Servicer of a  notification  that  payment in full will be escrowed in a manner customary for such purposes,  the Master Servicer will  immediately  notify the Trustee (if it holds the related  Custodial File) or the Custodian by a certification of a Servicing  Officer
(which  certification  shall include a statement to the effect that all amounts received or to be received  in  connection  with such  payment  which are  required  to be  deposited  in the
Custodial  Account pursuant to Section 3.07 have been or will be so deposited),  substantially in one of the  forms  attached  hereto as  Exhibit  F, or,  in the case of the  Custodian,  an electronic  request in a form  acceptable to the Custodian,  requesting  delivery to it of the
Custodial File.  Within two Business Days of receipt of such  certification  and request,  the
Trustee shall release,  or cause the Custodian to release,  the related  Custodial File to the
Master  Servicer.  The Master  Servicer is  authorized to execute and deliver to the Mortgagor the request for  reconveyance,  deed of reconveyance or release or satisfaction of mortgage or such instrument  releasing the lien of the Mortgage,  together with the Mortgage Note with, as appropriate,  written  evidence of  cancellation  thereon  and to cause the  removal  from the registration  on the MERS(R)System of such  Mortgage  and to execute and deliver,  on behalf of the  Trustee  and  the  Certificateholders  or  any  of  them,  any  and  all  instruments  of satisfaction  or  cancellation  or of  partial  or  full  release.  No  expenses  incurred  in connection with any instrument of  satisfaction  or deed of  reconveyance  shall be chargeable to the Custodial Account or the Certificate Account.

(b)     From time to time as is  appropriate  for the servicing or foreclosure of any Mortgage
Loan,  the Master  Servicer  shall  deliver to the  Custodian,  with a copy to the Trustee,  a certificate  of a Servicing  Officer  substantially  in one of the forms attached as Exhibit F hereto,  or, in the case of the Custodian,  an electronic  request in a form acceptable to the
Custodian,  requesting  that  possession  of all, or any  document  constituting  part of, the
Custodial  File be released to the Master  Servicer and  certifying  as to the reason for such release and that such release will not invalidate any insurance  coverage  provided in respect of the  Mortgage  Loan under any Required  Insurance  Policy.  Upon receipt of the  foregoing, the Trustee  shall  deliver,  or cause the  Custodian to deliver,  the  Custodial  File or any document  therein to the Master  Servicer.  The Master  Servicer  shall  cause each  Custodial
File or any document  therein so released to be returned to the Trustee,  or the  Custodian as agent for the Trustee when the need therefor by the Master  Servicer no longer exists,  unless
(i) the  Mortgage  Loan has been  liquidated  and the  Liquidation  Proceeds  relating  to the
Mortgage  Loan have been  deposited in the  Custodial  Account or (ii) the  Custodial  File or
such document has been  delivered  directly or through a Subservicer  to an attorney,  or to a public  trustee or other public  official as required by law, for  purposes of  initiating  or pursuing  legal action or other  proceedings  for the  foreclosure  of the Mortgaged  Property either  judicially  or  non-judicially,  and the Master  Servicer  has  delivered  directly or through a Subservicer  to the Trustee a certificate  of a Servicing  Officer  certifying as to the name and  address  of the  Person  to  which  such  Custodial  File or such  document  was delivered and the purpose or purposes of such  delivery.  In the event of the  liquidation  of a Mortgage  Loan,  the Trustee shall  deliver the Request for Release with respect  thereto to the Master  Servicer  upon  deposit  of the  related  Liquidation  Proceeds  in the  Custodial
Account.

(c)     The Trustee or the Master  Servicer on the Trustee's  behalf shall execute and deliver to the Master  Servicer,  if necessary,  any court  pleadings,  requests for trustee's sale or other  documents  necessary to the  foreclosure  or  trustee's  sale in respect of a Mortgaged
Property  or to any legal  action  brought to obtain  judgment  against any  Mortgagor  on the
Mortgage  Note or  Mortgage  or to  obtain a  deficiency  judgment,  or to  enforce  any other remedies or rights  provided by the Mortgage  Note or Mortgage or  otherwise  available at law or in equity.  Together  with such  documents or  pleadings  (if signed by the  Trustee),  the
Master Servicer shall deliver to the Trustee a certificate of a Servicing  Officer  requesting that such  pleadings or documents be executed by the Trustee and  certifying  as to the reason such  documents or pleadings are required and that the  execution and delivery  thereof by the
Trustee will not invalidate  any insurance  coverage  under any Required  Insurance  Policy or invalidate or otherwise  affect the lien of the Mortgage,  except for the  termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a)     The Master Servicer, as compensation for its activities  hereunder,  shall be entitled to receive on each  Distribution  Date the amounts  provided for by clauses  (iii),  (iv), (v)
and  (vi)  of  Section  3.10(a),  subject  to  clause  (e)  below.  The  amount  of  servicing
compensation   provided   for  in  such  clauses   shall  be  accounted   for  on  a  Mortgage
Loan-by-Mortgage  Loan basis. In the event that Liquidation  Proceeds,  Insurance Proceeds and
REO  Proceeds  (net of amounts  reimbursable  therefrom  pursuant to Section  3.10(a)(ii))  in respect of a Cash Liquidation or REO Disposition  exceed the unpaid principal  balance of such
Mortgage Loan plus unpaid interest accrued thereon  (including REO Imputed  Interest) at a per annum rate equal to the related Net Mortgage  Rate (or the  Modified Net Mortgage  Rate in the
case of a Modified  Mortgage Loan),  the Master Servicer shall be entitled to retain therefrom and to pay to  itself  and/or  the  related  Subservicer,  any  Foreclosure  Profits  and  any
Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b)     Additional servicing compensation in the form of prepayment charges,  assumption fees, late  payment  charges,  investment  income  on  amounts  in  the  Custodial  Account  or  the
Certificate  Account or otherwise  shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c)     The Master  Servicer  shall be  required  to pay,  or cause to be paid,  all  expenses incurred by it in connection with its servicing  activities  hereunder  (including  payment of premiums  for the Primary  Insurance  Policies,  if any, to the extent such  premiums  are not required to be paid by the related  Mortgagors,  and the fees and  expenses of the Trustee and any  co-trustee  (as provided in Section 8.05) and the fees and expense of the  Custodian) and shall not be entitled to  reimbursement  therefor except as specifically  provided in Sections
3.10 and 3.14.

(d)     The Master Servicer's right to receive  servicing  compensation may not be transferred in whole or in part except in  connection  with the  transfer  of all of its  responsibilities and obligations of the Master Servicer under this Agreement.

(e)     Notwithstanding any other provision herein, the amount of servicing  compensation that the Master  Servicer shall be entitled to receive for its activities  hereunder for the period ending on each  Distribution  Date shall be reduced (but not below zero) by an amount equal to
Compensating  Interest (if any) for such  Distribution  Date.  Such reduction shall be applied during such period as follows:  first, to any Servicing Fee or  Subservicing  Fee to which the
Master Servicer is entitled  pursuant to Section  3.10(a)(iii),  and second,  to any income or gain realized from any  investment of funds held in the Custodial  Account or the  Certificate
Account to which the Master  Servicer  is entitled  pursuant  to Sections  3.07(c) or 4.01(b), respectively.  In making such  reduction,  the Master  Servicer (i) will not withdraw from the
Custodial  Account  any such  amount  representing  all or a portion of the  Servicing  Fee to which it is entitled  pursuant to Section  3.10(a)(iii),  and (ii) will not withdraw  from the
Custodial  Account or Certificate  Account any such amount to which it is entitled pursuant to
Section 3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than  fifteen  days after it receives a written  request from the Trustee or the Company,  the Master  Servicer  shall  forward to the Trustee and the Company a statement, certified by a Servicing  Officer,  setting  forth the status of the  Custodial  Account as of the close of  business on the  immediately  preceding  Distribution  Date as it relates to the
Mortgage  Loans and  showing,  for the period  covered by such  statement,  the  aggregate  of deposits in or  withdrawals  from the Custodial  Account in respect of the Mortgage  Loans for each category of deposit  specified in Section 3.07 and each category of withdrawal  specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance and Servicing Assessment.

        The Master  Servicer  will  deliver to the  Company  and the  Trustee on or before the earlier of (a) March 31 of each year or (b) with  respect to any  calendar  year during  which the  Company's  annual  report on Form 10-K is  required  to be filed in  accordance  with the
Exchange Act and the rules and  regulations  of the  Commission,  the date on which the annual report  on Form 10-K is  required  to be filed in  accordance  with the  Exchange  Act and the rules and  regulations of the Commission,  (i) a servicing  assessment as described in Section
4.03(f)(ii) and (ii) a servicer compliance  statement,  signed by an authorized officer of the
Master  Servicer,  as described in Items  1122(a),  1122(b) and 1123 of Regulation  AB, to the
effect that:

        (A)    A review of the Master  Servicer's  activities  during the reporting period and of its performance under this Agreement has been made under such officer's supervision.

        (B)    To the best of such  officer's  knowledge,  based on such  review,  the  Master
Servicer has fulfilled all of its  obligations  under this Agreement in all material  respects throughout  the  reporting  period  or,  if  there  has been a  failure  to  fulfill  any such obligation  in any material  respect,  specifying  each such failure known to such officer and the nature and status thereof.

        The Master  Servicer  shall use  commercially  reasonable  efforts to obtain  from all other parties participating in the servicing function any additional  certifications  required under  Item 1122  and Item 1123 of  Regulation  AB to the extent  required to be included in a
Report on Form 10-K;  provided,  however,  that a failure to obtain such certifications  shall not be a breach of the Master  Servicer's  duties hereunder if any such party fails to deliver such a certification.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before  the  earlier  of (a) March 31 of each  year or (b) with  respect  to any calendar  year during which the  Company's  annual report on Form 10-K is required to be filed in  accordance  with the Exchange Act and the rules and  regulations  of the  Commission,  the date on which the annual  report on Form 10-K is required to be filed in  accordance  with the
Exchange  Act and the rules and  regulations  of the  Commission,  the Master  Servicer at its
expense shall cause a firm of independent  public  accountants,  which shall be members of the
American  Institute  of  Certified  Public  Accountants,  to  furnish to the  Company  and the
Trustee the  attestation  required  under Item 1122(b) of  Regulation  AB. In  rendering  such statement,  such firm may rely,  as to matters  relating to the direct  servicing  of mortgage loans by Subservicers,  upon comparable  statements for examinations  conducted by independent public  accountants  substantially  in accordance  with standards  established by the American
Institute of Certified  Public  Accountants  (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company,  upon reasonable  notice,  during normal business  hours  access to all  records  maintained  by the Master  Servicer in respect of its rights and  obligations  hereunder and access to officers of the Master  Servicer  responsible for such  obligations.  Upon request,  the Master  Servicer shall furnish the Company with its most recent financial  statements and such other information as the Master Servicer  possesses regarding its business,  affairs,  property and condition,  financial or otherwise. The Master
Servicer  shall also cooperate with all reasonable  requests for  information  including,  but not limited to, notices,  tapes and copies of files,  regarding itself,  the Mortgage Loans or the  Certificates  from any  Person  or  Persons  identified  by the  Company  or  Residential
Funding.  The Company may, but is not  obligated  to,  enforce the  obligations  of the Master
Servicer  hereunder  and  may,  but is not  obligated  to,  perform,  or cause a  designee  to perform,  any defaulted  obligation of the Master Servicer hereunder or exercise the rights of the Master  Servicer  hereunder;  provided that the Master  Servicer  shall not be relieved of any of its  obligations  hereunder  by  virtue  of  such  performance  by the  Company  or its designee.  The  Company  shall not have any  responsibility  or  liability  for any  action or failure to act by the Master  Servicer and is not  obligated to supervise the  performance  of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

(a)     With respect to any Buydown  Mortgage  Loan,  the  Subservicer  has deposited  Buydown
Funds in an account that satisfies the requirements  for a Subservicing  Account (the "Buydown
Account").  The Master  Servicer shall cause the  Subservicing  Agreement to require that upon receipt from the  Mortgagor of the amount due on a Due Date for each  Buydown  Mortgage  Loan, the  Subservicer  will withdraw from the Buydown Account the  predetermined  amount that, when added to the amount due on such date from the Mortgagor,  equals the full Monthly  Payment and transmit  that  amount in  accordance  with the  terms of the  Subservicing  Agreement  to the
Master  Servicer  together  with the related  payment made by the Mortgagor or advanced by the
Subservicer.

(b)     If the Mortgagor on a Buydown  Mortgage Loan prepays such loan in its entirety  during the period  (the  "Buydown  Period")  when  Buydown  Funds are  required to be applied to such
Buydown  Mortgage  Loan,  the  Subservicer  shall be  required  to  withdraw  from the Buydown
Account and remit any Buydown Funds  remaining in the Buydown  Account in accordance  with the related  buydown  agreement.  The amount of Buydown  Funds which may be remitted in accordance with  the  related  buydown  agreement  may  reduce  the  amount  required  to be  paid by the
Mortgagor to fully prepay the related  Mortgage  Loan. If the Mortgagor on a Buydown  Mortgage
Loan defaults on such Mortgage Loan during the Buydown  Period and the property  securing such
Buydown  Mortgage Loan is sold in the  liquidation  thereof  (either by the Master Servicer or the insurer under any related Primary  Insurance  Policy),  the Subservicer  shall be required to withdraw from the Buydown  Account the Buydown  Funds for such Buydown  Mortgage Loan still held in the Buydown  Account and remit the same to the Master  Servicer in accordance with the terms of the  Subservicing  Agreement for deposit in the  Custodial  Account or, if instructed by the Master Servicer,  pay to the insurer under any related Primary  Insurance Policy if the
Mortgaged  Property  is  transferred  to such  insurer and such  insurer  pays all of the loss incurred  in respect  of such  default.  Any  amount so  remitted  pursuant  to the  preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22.  Advance Facility

(a)     The Master  Servicer is hereby  authorized to enter into a financing or other facility
(any such  arrangement,  an "Advance  Facility")  under which (1) the Master  Servicer  sells, assigns or pledges to another  Person (an  "Advancing  Person") the Master  Servicer's  rights under this  Agreement to be reimbursed  for any Advances or Servicing  Advances  and/or (2) an
Advancing  Person agrees to fund some or all Advances and/or  Servicing  Advances  required to be made by the Master Servicer  pursuant to this Agreement.  No consent of the Depositor,  the
Trustee,  the  Certificateholders  or any other  party  shall be  required  before  the Master
Servicer  may enter into an Advance  Facility.  Notwithstanding  the  existence of any Advance
Facility under which an Advancing  Person agrees to fund Advances  and/or  Servicing  Advances on the Master  Servicer's  behalf,  the Master  Servicer  shall remain  obligated  pursuant to this  Agreement to make  Advances and Servicing  Advances  pursuant to and as required by this
Agreement.  If the Master  Servicer  enters  into an Advance  Facility,  and for so long as an
Advancing  Person  remains  entitled  to  receive  reimbursement  for any  Advances  including
Nonrecoverable   Advances   ("Advance   Reimbursement   Amounts")  and/or  Servicing  Advances
including  Nonrecoverable  Advances  ("Servicing Advance  Reimbursement  Amounts" and together with  Advance  Reimbursement  Amounts,  "Reimbursement  Amounts")  (in each case to the extent such type of  Reimbursement  Amount is  included  in the  Advance  Facility),  as  applicable, pursuant  to this  Agreement,  then the Master  Servicer  shall  identify  such  Reimbursement
Amounts  consistent with the reimbursement  rights set forth in Section  3.10(a)(ii) and (vii)
and remit such  Reimbursement  Amounts in  accordance  with this  Section 3.22 or otherwise in accordance with the  documentation  establishing the Advance Facility to such Advancing Person or to a trustee,  agent or  custodian  (an  "Advance  Facility  Trustee")  designated  by such
Advancing   Person  in  an  Advance  Facility  Notice  described  below  in  Section  3.22(b).
Notwithstanding  the foregoing,  if so required pursuant to the terms of the Advance Facility, the  Master  Servicer  may  direct,  and if so  directed  in  writing  the  Trustee  is hereby authorized  to and  shall  pay to the  Advance  Facility  Trustee  the  Reimbursement  Amounts
identified  pursuant  to  the  preceding  sentence.  An  Advancing  Person  whose  obligations hereunder  are limited to the  funding of  Advances  and/or  Servicing  Advances  shall not be required  to meet the  qualifications  of a  Master  Servicer  or a  Subservicer  pursuant  to
Section  3.02(a) or  6.02(c)  hereof  and shall not be deemed to be a  Subservicer  under this
Agreement.  Notwithstanding  anything  to the  contrary  herein,  in no  event  shall  Advance
Reimbursement   Amounts  or  Servicing  Advance  Reimbursement  Amounts  be  included  in  the
Available Distribution Amount or distributed to Certificateholders.

(b)     If the Master  Servicer  enters into an Advance  Facility  and makes the  election set forth in Section 3.22(a),  the Master Servicer and the related  Advancing Person shall deliver to the  Certificate  Insurer and the  Trustee a written  notice and  payment  instruction  (an
"Advance  Facility  Notice"),  providing the Trustee with written  payment  instructions as to where to remit Advance  Reimbursement  Amounts and/or Servicing Advance  Reimbursement Amounts
(each to the  extent  such  type of  Reimbursement  Amount  is  included  within  the  Advance
Facility)  on  subsequent  Distribution  Dates.  The  payment  instruction  shall  require the applicable  Reimbursement  Amounts to be distributed to the Advancing  Person or to an Advance
Facility Trustee  designated in the Advance  Facility  Notice.  An Advance Facility Notice may
only be  terminated  by the joint  written  direction  of the Master  Servicer and the related
Advancing  Person  (and any related  Advance  Facility  Trustee).  The Master  Servicer  shall provide  the  Certificate  Insurer,  if any,  with  notice of any  termination  of any Advance
Facility pursuant to this Section 3.22(b).

(c)     Reimbursement  Amounts shall consist  solely of amounts in respect of Advances  and/or
Servicing  Advances  made with  respect to the  Mortgage  Loans for which the Master  Servicer would be permitted to  reimburse  itself in  accordance  with  Section  3.10(a)(ii)  and (vii)
hereof,  assuming the Master Servicer or the Advancing Person had made the related  Advance(s)
and/or  Servicing   Advance(s).   Notwithstanding  the  foregoing,   except  with  respect  to
reimbursement  of  Nonrecoverable  Advances as set forth in Section 3.10(c) of this Agreement, no Person shall be entitled to  reimbursement  from funds held in the  Collection  Account for future  distribution to  Certificateholders  pursuant to this  Agreement.  Neither the Company nor the  Trustee  shall have any duty or  liability  with  respect to the  calculation  of any
Reimbursement  Amount,  nor shall the Company or the Trustee have any  responsibility to track or monitor the  administration  of the Advance  Facility or have any  responsibility to track, monitor or verify the  payment of  Reimbursement  Amounts to the related  Advancing  Person or
Advance  Facility  Trustee.  The Master  Servicer  shall maintain and provide to any Successor
Master  Servicer a detailed  accounting  on a  loan-by-loan  basis as to amounts  advanced by, sold,  pledged or assigned to, and reimbursed to any Advancing  Person.  The Successor  Master
Servicer  shall be entitled to rely on any such  information  provided by the Master  Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

(d)     Upon the direction of and at the expense of the Master  Servicer,  the Trustee  agrees to execute such acknowledgments,  certificates and other documents reasonably  satisfactory to the  Trustee  provided by the Master  Servicer  recognizing  the  interests  of any  Advancing
Person or Advance  Facility Trustee in such  Reimbursement  Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.22.

(e)     Reimbursement  Amounts collected with respect to each Mortgage Loan shall be allocated to  outstanding  unreimbursed  Advances or  Servicing  Advances (as the case may be) made with respect to that  Mortgage  Loan on a  "first-in,  first out"  ("FIFO")  basis,  subject to the qualifications set forth below:

               (i)    Any  successor  Master  Servicer to  Residential  Funding (a  "Successor
        Master  Servicer")  and the  Advancing  Person or Advance  Facility  Trustee  shall be required to apply all amounts  available in  accordance  with this Section  3.22(e) to the  reimbursement  of Advances  and  Servicing  Advances in the manner  provided  for herein;  provided,  however, that after the succession of a Successor Master Servicer,
        (A) to the  extent  that any  Advances  or  Servicing  Advances  with  respect  to any particular Mortgage Loan are reimbursed from payments or recoveries,  if any, from the related  Mortgagor,  and  Liquidation  Proceeds or Insurance  Proceeds,  if any,  with respect to that Mortgage Loan,  reimbursement  shall be made,  first, to the Advancing
        Person or Advance Facility  Trustee in respect of Advances and/or  Servicing  Advances related to that Mortgage  Loan to the extent of the interest of the  Advancing  Person or Advance Facility Trustee in such Advances and/or Servicing Advances,  second to the
        Master  Servicer  in respect of Advances  and/or  Servicing  Advances  related to that
        Mortgage  Loan in excess of those in which the  Advancing  Person or Advance  Facility
        Trustee  Person has an  interest,  and third,  to the  Successor  Master  Servicer  in respect of any other  Advances  and/or  Servicing  Advances  related to that  Mortgage
        Loan, from such sources as and when collected,  and (B) reimbursements of Advances and
        Servicing  Advances  that are  Nonrecoverable  Advances  shall be made pro rata to the
        Advancing Person or Advance Facility Trustee,  on the one hand, and any such Successor
        Master  Servicer,  on the  other  hand,  on the  basis  of  the  respective  aggregate outstanding  unreimbursed  Advances and  Servicing  Advances  that are  Nonrecoverable
        Advances owed to the Advancing  Person,  Advance  Facility  Trustee or Master Servicer
        pursuant to this Agreement,  on the one hand, and any such Successor  Master Servicer, on the other  hand,  and  without  regard to the date on which  any such  Advances  or
        Servicing  Advances  shall have been made.  In the event that, as a result of the FIFO allocation  made  pursuant to this  Section  3.22(e),  some or all of a  Reimbursement
        Amount paid to the Advancing  Person or Advance  Facility  Trustee relates to Advances or Servicing  Advances  that were made by a Person other than  Residential  Funding or the  Advancing  Person or  Advance  Facility  Trustee,  then the  Advancing  Person or
        Advance Facility Trustee shall be required to remit any portion of such  Reimbursement
        Amount to the Person entitled to such portion of such  Reimbursement  Amount.  Without limiting the generality of the foregoing,  Residential  Funding shall remain  entitled to be reimbursed by the Advancing  Person or Advance Facility Trustee for all Advances
        and  Servicing  Advances  funded by  Residential  Funding to the  extent  the  related
        Reimbursement  Amount(s)  have not been assigned or pledged to an Advancing  Person or
        Advance Facility Trustee.  The  documentation  establishing any Advance Facility shall require  Residential  Funding to provide to the  related  Advancing  Person or Advance
        Facility Trustee loan by loan information  with respect to each  Reimbursement  Amount distributed  to such  Advancing  Person or  Advance  Facility  Trustee on each date of remittance  thereof to such Advancing  Person or Advance Facility  Trustee,  to enable the Advancing  Person or Advance  Facility Trustee to make the FIFO allocation of each
        Reimbursement Amount with respect to each Mortgage Loan.

               (ii)   By way of  illustration,  and not by way of limiting the  generality  of the  foregoing,  if the Master  Servicer  resigns or is  terminated at a time when the
        Master  Servicer  is a party to an Advance  Facility,  and is  replaced by a Successor
        Master  Servicer,  and the  Successor  Master  Servicer  directly  funds  Advances  or
        Servicing  Advances  with respect to a Mortgage Loan and does not assign or pledge the related  Reimbursement  Amounts to the related  Advancing  Person or Advance  Facility
        Trustee,  then all  payments and  recoveries  received  from the related  Mortgagor or received  in the form of  Liquidation  Proceeds  with  respect to such  Mortgage  Loan
        (including  Insurance  Proceeds  collected in connection  with a  liquidation  of such
        Mortgage  Loan) will be allocated  first to the Advancing  Person or Advance  Facility
        Trustee until the related  Reimbursement  Amounts  attributable  to such Mortgage Loan that are owed to the Master Servicer and the Advancing  Person,  which were made prior to any Advances or Servicing  Advances made by the  Successor  Master  Servicer,  have been  reimbursed  in full,  at which  point the  Successor  Master  Servicer  shall be entitled to retain all  related  Reimbursement  Amounts  subsequently  collected  with respect to that  Mortgage  Loan  pursuant to Section  3.10 of this  Agreement.  To the extent that the  Advances or  Servicing  Advances  are  Nonrecoverable  Advances to be
        reimbursed  on an  aggregate  basis  pursuant to Section 3.10 of this  Agreement,  the reimbursement  paid in this  manner will be made pro rata to the  Advancing  Person or
        Advance Facility Trustee,  on the one hand, and the Successor Master Servicer,  on the other hand, as described in clause (i)(B) above.

        (f)    The Master  Servicer  shall remain  entitled to be reimbursed  for all Advances and Servicing  Advances  funded by the Master  Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

        (g)    Any amendment to this Section 3.22 or to any other  provision of this Agreement that may be necessary or appropriate  to effect the terms of an Advance  Facility as described generally  in  this  Section  3.22,  including  amendments  to add  provisions  relating  to a successor  Master  Servicer,  may be entered into by the  Trustee,  the  Certificate  Insurer,
Company and the Master  Servicer  without the consent of any  Certificateholder,  with written confirmation  from each Rating Agency that the  amendment  will not result in the reduction of the  ratings  on any  class of the  Certificates  below  the  lesser  of the then  current  or original  ratings on such  Certificates,  and an opinion  of  counsel as  required  by Section
11.01(c),  notwithstanding  anything to the contrary in Section  11.01 of or elsewhere in this
Agreement.

        (h)    Any rights of set-off  that the Trust  Fund,  the  Trustee,  the  Company,  any
Successor  Master  Servicer  or any other  Person  might  otherwise  have  against  the Master
Servicer  under this  Agreement  shall not attach to any rights to be reimbursed  for Advances or Servicing Advances that have been sold, transferred,  pledged,  conveyed or assigned to any
Advancing Person.

        (i)    At any time when an Advancing  Person shall have ceased funding Advances and/or
Servicing  Advances (as the case may be) and the Advancing  Person or related Advance Facility
Trustee shall have  received  Reimbursement  Amounts  sufficient in the aggregate to reimburse all Advances and/or  Servicing  Advances (as the case may be) the right to  reimbursement  for which were  assigned to the  Advancing  Person,  then upon the  delivery  of a written  notice signed by the  Advancing  Person and the Master  Servicer or its  successor  or assign) to the
Trustee  terminating the Advance Facility Notice (the "Notice of Facility  Termination"),  the
Master  Servicer or its  Successor  Master  Servicer  shall again be entitled to withdraw  and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

        (j)    After  delivery  of any Advance  Facility  Notice,  and until any such  Advance
Facility  Notice has been  terminated by a Notice of Facility  Termination,  this Section 3.22 may not be amended or  otherwise  modified  without the prior  written  consent of the related
Advancing Person.

ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a)     The  Master  Servicer  on  behalf  of the  Trustee  shall  establish  and  maintain  a
Certificate  Account in which the Master  Servicer  shall cause to be  deposited  on behalf of the Trustee on or before 2:00 P.M. New York time on each  Certificate  Account Deposit Date by wire  transfer of  immediately  available  funds an amount equal to the sum of (i) any Advance for the  immediately  succeeding  Distribution  Date, (ii) any amount required to be deposited in the  Certificate  Account  pursuant  to Section  3.12(a),  (iii) any amount  required to be deposited in the  Certificate  Account  pursuant to Section  3.16(e) or Section 4.07, (iv) any amount  required to be paid  pursuant to Section 9.01 and (v) all other  amounts  constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b)     The Trustee shall, upon written request from the Master Servicer,  invest or cause the institution  maintaining  the  Certificate  Account  to invest  the  funds in the  Certificate
Account in  Permitted  Investments  designated  in the name of the  Trustee for the benefit of the  Certificateholders,  which  shall  mature  or be  payable  on demand  not later  than the
Business Day next preceding the  Distribution  Date next following the date of such investment
(except that (i) any  investment  in the  institution  with which the  Certificate  Account is maintained  may mature or be payable  on demand on such  Distribution  Date and (ii) any other investment may mature or be payable on demand on such  Distribution  Date if the Trustee shall advance funds on such  Distribution  Date to the Certificate  Account in the amount payable on such investment on such  Distribution  Date,  pending receipt thereof to the extent  necessary to make  distributions  on the  Certificates)  and shall not be sold or  disposed  of prior to maturity.  Subject to Section  3.16(e),  all income and gain realized from any such investment shall be for the  benefit of the Master  Servicer  and shall be subject to its  withdrawal  or order  from  time  to  time.  The  amount  of any  losses  incurred  in  respect  of any  such investments  shall be deposited in the  Certificate  Account by the Master Servicer out of its
own funds  immediately  as  realized  without any right of  reimbursement.  The Trustee or its
Affiliates are permitted to receive  compensation  that could be deemed to be in the Trustee's economic  self-interest  for (i) serving as investment  adviser  (with respect to  investments made  through its  Affiliates),  administrator,  shareholder  servicing  agent,  custodian  or sub-custodian with respect to certain of the Permitted  Investments,  (ii) using Affiliates to effect  transactions in certain  Permitted  Investments  and (iii)  effecting  transactions in certain Permitted Investments.

Section 4.02.  Distributions.

                      As provided in Section 4.02 of the Series Supplement.

Section 4.03.  Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
Reporting.

(a)     Concurrently  with each  distribution  charged  to the  Certificate  Account  and with respect to each  Distribution  Date the Master  Servicer  shall forward to the Trustee and the
Trustee  shall either  forward by mail or make  available to each Holder and the Company,  via the  Trustee's  internet  website,  a  statement  (and at its  option,  any  additional  files containing  the same  information in an alternative  format)  setting forth  information as to each Class of  Certificates,  the Mortgage  Pool and, if the Mortgage Pool is comprised of two or more Loan Groups,  each Loan Group, to the extent  applicable.  This statement will include the  information set forth in an exhibit to the Series  Supplement.  The Trustee shall mail to each Holder  that  requests a paper copy by  telephone a paper copy via first class mail.  The
Trustee may modify the  distribution  procedures set forth in this Section  provided that such procedures  are no less  convenient  for the  Certificateholders.  The Trustee  shall  provide prior notification to the Company,  the Master Servicer and the  Certificateholders  regarding any such  modification.  In addition,  the Master  Servicer  shall provide to any manager of a trust fund  consisting  of some or all of the  Certificates,  upon  reasonable  request,  such additional  information  as is reasonably  obtainable by the Master  Servicer at no additional expense  to the  Master  Servicer.  Also,  at the  request  of a  Rating  Agency,  the  Master
Servicer  shall provide the  information  relating to the Reportable  Modified  Mortgage Loans substantially  in the form  attached  hereto  as  Exhibit  Q to such  Rating  Agency  within a reasonable period of time; provided,  however,  that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

(b)     Within a reasonable  period of time after it receives a written  request from a Holder of a Certificate,  other than a Class R  Certificate,  the Master  Servicer shall prepare,  or cause to be prepared,  and shall forward, or cause to be forwarded,  to each Person who at any time  during  the  calendar  year  was  the  Holder  of a  Certificate,  other  than a Class R
Certificate,  a statement  containing the information set forth in clauses (v) and (vi) of the exhibit to the Series  Supplement  referred to in  subsection  (a) above  aggregated  for such
calendar   year  or   applicable   portion   thereof   during   which   such   Person   was  a
Certificateholder.  Such  obligation  of the  Master  Servicer  shall be  deemed  to have been satisfied to the extent that  substantially  comparable  information  shall be provided by the
Master Servicer pursuant to any requirements of the Code.

(c)     Within a reasonable  period of time after it receives a written  request from a Holder of a Class R Certificate,  the Master  Servicer shall  prepare,  or cause to be prepared,  and shall  forward,  or cause to be forwarded,  to each Person who at any time during the calendar year  was  the  Holder  of a  Class R  Certificate,  a  statement  containing  the  applicable distribution  information  provided pursuant to this Section 4.03 aggregated for such calendar year or  applicable  portion  thereof  during  which  such  Person was the Holder of a Class R
Certificate.  Such  obligation of the Master  Servicer  shall be deemed to have been satisfied to the extent  that  substantially  comparable  information  shall be  provided  by the Master
Servicer pursuant to any requirements of the Code.

(d)     Upon the written request of any  Certificateholder,  the Master  Servicer,  as soon as reasonably practicable,  shall provide the requesting  Certificateholder with such information as is necessary and appropriate,  in the Master  Servicer's sole  discretion,  for purposes of satisfying applicable reporting requirements under Rule 144A.

(e)     The Master  Servicer shall, on behalf of the Company and in respect of the Trust Fund, sign and cause to be filed with the  Commission  any  periodic  reports  required  to be filed under the  provisions of the Exchange  Act, and the rules and  regulations  of the  Commission thereunder  including,  without  limitation,  reports on Form 10-K, Form 10-D and Form 8-K. In connection  with the  preparation  and filing of such  periodic  reports,  the  Trustee  shall timely  provide  to the  Master  Servicer  (I) a list of  Certificateholders  as  shown on the
Certificate  Register  as of the end of each  calendar  year,  (II)  copies of all  pleadings, other legal  process and any other  documents  relating to any claims,  charges or  complaints involving  the  Trustee,  as  trustee  hereunder,  or the Trust  Fund that are  received  by a
Responsible  Officer  of  the  Trustee,  (III) notice  of all  matters  that,  to  the  actual knowledge  of a  Responsible  Officer of the  Trustee,  have been  submitted  to a vote of the
Certificateholders,  other  than  those  matters  that  have been  submitted  to a vote of the
Certificateholders  at the request of the Company or the Master  Servicer,  and (IV) notice of any  failure of the Trustee to make any  distribution  to the  Certificateholders  as required pursuant to the Series  Supplement.  Neither the Master  Servicer  nor the Trustee  shall have any liability with respect to the Master  Servicer's  failure to properly prepare or file such periodic reports resulting from or relating to the Master  Servicer's  inability or failure to obtain any  information  not resulting  from the Master  Servicer's  own negligence or willful misconduct.

(f)     Any Form 10-K filed with the  Commission in connection  with this  Section 4.03  shall include, with respect to the Certificates relating to such 10-K:

(i)     A certification,  signed by the senior officer in charge of the servicing functions of the Master  Servicer,  in the form  attached as Exhibit O hereto or such other form as may be required or permitted by the  Commission  (the "Form 10-K  Certification"),  in
        compliance  with Rules 13a-14 and 15d-14  under the  Exchange  Act and any  additional directives of the Commission.

(ii)    A report  regarding its  assessment of compliance  during the preceding  calendar year with all applicable  servicing criteria set forth in relevant  Commission  regulations with respect to  mortgage-backed  securities  transactions  taken as a whole involving the Master  Servicer  that are backed by the same types of assets as those backing the certificates,  as well as similar  reports on assessment  of compliance  received from other  parties  participating  in the  servicing  function  as  required  by  relevant
        Commission  regulations,  as described in Item  1122(a) of  Regulation  AB. The Master
        Servicer shall obtain from all other parties  participating in the servicing  function any required assessments.

(iii)   With respect to each  assessment  report  described  immediately  above, a report by a registered  public  accounting  firm that  attests to, and reports on, the  assessment made by the  asserting  party,  as set forth in relevant  Commission  regulations,  as described in Regulation 1122(b) of Regulation AB and Section 3.19.

(iv)    The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)     In connection with the Form 10-K  Certification,  the Trustee shall provide the Master
Servicer with a back-up certification substantially in the form attached hereto as Exhibit P.

(h)     This  Section  4.03 may be amended  in  accordance  with this  Agreement  without  the consent of the Certificateholders.

(i)     The  Trustee  shall make  available  on the  Trustee's  internet  website  each of the reports  filed with the  Commission  by or on behalf of the Company under the Exchange Act, as soon as reasonably practicable upon delivery of such reports to the Trustee.

Section 4.04.  Distribution of Reports to the Trustee and
                      the Company; Advances by the Master Servicer.

(a)     Prior to the close of business on the  Determination  Date, the Master  Servicer shall furnish  a  written  statement  to  the  Trustee,  any  Paying  Agent  and  the  Company  (the
information  in  such  statement  to  be  made  available  to  any  Certificate   Insurer  and
Certificateholders  by the  Master  Servicer  on  request)  setting  forth  (i) the  Available
Distribution  Amount and (ii) the amounts required to be withdrawn from the Custodial  Account and deposited into the Certificate Account on the immediately  succeeding  Certificate Account
Deposit Date  pursuant to clause (iii) of Section  4.01(a).  The  determination  by the Master
Servicer of such amounts shall,  in the absence of obvious error, be  presumptively  deemed to be correct for all purposes  hereunder  and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b)     On or before 2:00 P.M. New York time on each  Certificate  Account  Deposit Date,  the
Master  Servicer shall either (i) deposit in the  Certificate  Account from its own funds,  or funds received therefor from the  Subservicers,  an amount equal to the Advances to be made by the  Master  Servicer  in respect  of the  related  Distribution  Date,  which  shall be in an aggregate  amount  equal to the  aggregate  amount of Monthly  Payments  (with  each  interest portion thereof adjusted to the Net Mortgage Rate),  less the amount of any related  Servicing
Modifications,  Debt Service  Reductions or  reductions in the amount of interest  collectable from the Mortgagor  pursuant to the  Servicemembers  Civil Relief Act, as amended,  or similar legislation  or  regulations  then in  effect,  on the  Outstanding  Mortgage  Loans as of the related Due Date,  which Monthly  Payments were not received as of the close of business as of the  related  Determination  Date;  provided  that no  Advance  shall be made if it would be a
Nonrecoverable  Advance,  (ii) withdraw  from amounts on deposit in the Custodial  Account and deposit  in  the  Certificate  Account  all  or a  portion  of  the  Amount  Held  for  Future
Distribution  in  discharge  of any such  Advance,  or (iii) make  advances in the form of any combination  of (i) and (ii)  aggregating  the  amount of such  Advance.  Any  portion  of the
Amount  Held for Future  Distribution  so used shall be  replaced  by the Master  Servicer  by deposit  in the  Certificate  Account  on or before  11:00  A.M.  New York time on any  future
Certificate  Account Deposit Date to the extent that funds  attributable to the Mortgage Loans that are available in the  Custodial  Account for deposit in the  Certificate  Account on such
Certificate  Account Deposit Date shall be less than payments to  Certificateholders  required to be made on the following  Distribution  Date. The Master  Servicer shall be entitled to use any Advance made by a Subservicer  as described in Section  3.07(b) that has been deposited in the Custodial  Account on or before such  Distribution Date as part of the Advance made by the
Master  Servicer  pursuant to this Section 4.04. The amount of any  reimbursement  pursuant to
Section  4.02(a)  in  respect  of  outstanding  Advances  on any  Distribution  Date  shall be allocated to specific  Monthly  Payments due but  delinquent  for previous Due Periods,  which allocation  shall be made,  to the extent  practicable,  to Monthly  Payments  which have been delinquent  for the  longest  period  of  time.  Such  allocations  shall  be  conclusive  for purposes of  reimbursement  to the Master Servicer from  recoveries on related  Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable  Advance or that any proposed  Advance,  if made,  would  constitute a  Nonrecoverable  Advance,  shall be evidenced  by an Officers'  Certificate  of the Master  Servicer  delivered to the Company and the Trustee.

        If the Master  Servicer  determines as of the Business Day  preceding any  Certificate
Account  Deposit Date that it will be unable to deposit in the  Certificate  Account an amount equal to the Advance  required to be made for the immediately  succeeding  Distribution  Date, it shall give notice to the Trustee of its  inability to advance  (such notice may be given by telecopy),  not later than 3:00 P.M.,  New York time,  on such Business  Day,  specifying  the portion of such  amount  that it will be unable to  deposit.  Not later  than 3:00  P.M.,  New
York time, on the Certificate  Account  Deposit Date the Trustee shall,  unless by 12:00 Noon,
New York time,  on such day the Trustee  shall have been  notified  in writing  (by  telecopy)
that the Master  Servicer  shall have  directly or  indirectly  deposited  in the  Certificate
Account such portion of the amount of the Advance as to which the Master  Servicer  shall have given notice pursuant to the preceding  sentence,  pursuant to Section 7.01, (a) terminate all of the rights and  obligations of the Master  Servicer under this Agreement in accordance with
Section  7.01 and (b)  assume the rights and  obligations  of the Master  Servicer  hereunder, including  the  obligation  to  deposit  in the  Certificate  Account  an amount  equal to the
Advance for the immediately succeeding Distribution Date.

        The Trustee  shall  deposit all funds it receives  pursuant to this  Section 4.04 into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.

        As provided in Section 4.05 of the Series Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers  shall file  information  returns with respect to the  receipt  of  mortgage  interests  received  in a trade or  business,  the  reports  of foreclosures and abandonments of any Mortgaged  Property and the information  returns relating to  cancellation  of indebtedness  income with respect to any Mortgaged  Property  required by
Sections  6050H,  6050J and 6050P,  respectively,  of the Code,  and deliver to the Trustee an
Officers'  Certificate  on or before March 31 of each year stating that such reports have been filed.  Such  reports  shall  be in  form  and  substance  sufficient  to meet  the  reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

(a)     With respect to any Mortgage  Loan that is  delinquent  in payment by 90 days or more, the Master  Servicer  may, at its option,  purchase such Mortgage Loan from the Trustee at the
Purchase  Price  therefor;  provided,  that such  Mortgage  Loan that  becomes 90 days or more delinquent  during any given Calendar Quarter shall only be eligible for purchase  pursuant to this Section during the period  beginning on the first Business Day of the following  Calendar
Quarter,  and  ending at the close of  business  on the  second-to-last  Business  Day of such following  Calendar  Quarter;  and  provided,  further,  that such Mortgage Loan is 90 days or more  delinquent  at  the  time  of  repurchase.  Such  option  if  not  exercised  shall  not thereafter be  reinstated as to any Mortgage  Loan,  unless the  delinquency  is cured and the
Mortgage  Loan  thereafter  again  becomes  delinquent  in  payment  by 90  days  or more in a subsequent Calendar Quarter.

(b)     If at any  time  the  Master  Servicer  makes a  payment  to the  Certificate  Account covering the amount of the Purchase  Price for such a Mortgage  Loan as provided in clause (a)
above, and the Master Servicer  provides to the Trustee a certification  signed by a Servicing
Officer  stating  that the  amount  of such  payment  has been  deposited  in the  Certificate
Account,  then the Trustee shall  execute the  assignment of such Mortgage Loan at the request of the Master Servicer,  without recourse, to the Master Servicer,  which shall succeed to all the Trustee's  right,  title and interest in and to such Mortgage  Loan,  and all security and documents  relative  thereto.  Such  assignment  shall be an  assignment  outright and not for security.  The Master  Servicer will  thereupon own such  Mortgage,  and all such security and documents,  free of any  further  obligation  to the  Trustee or the  Certificateholders  with respect thereto.

        If,  however,  the Master  Servicer  shall have  exercised  its right to  repurchase a
Mortgage  Loan  pursuant  to this  Section  4.07 upon the  written  request  of and with funds provided by the Junior  Certificateholder  and thereupon transferred such Mortgage Loan to the
Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

(a)     If a Required  Surety  Payment is payable  pursuant to the Surety Bond with respect to any Additional  Collateral  Loan,  the Master  Servicer shall so notify the Trustee as soon as reasonably  practicable  and the Trustee  shall  promptly  complete  the notice in the form of
Attachment  1 to the Surety  Bond and shall  promptly  submit  such  notice to the Surety as a claim for a Required  Surety.  The Master  Servicer  shall upon request  assist the Trustee in completing  such  notice  and shall  provide  any  information  requested  by the  Trustee  in connection therewith.

(b)     Upon receipt of a Required  Surety Payment from the Surety on behalf of the Holders of
Certificates,  the Trustee  shall  deposit such  Required  Surety  Payment in the  Certificate
Account and shall  distribute  such  Required  Surety  Payment,  or the proceeds  thereof,  in accordance with the provisions of Section 4.02.

(c)     The Trustee shall (i) receive as  attorney-in-fact of each Holder of a Certificate any
Required  Surety  Payment  from the Surety and (ii)  disburse  the same to the Holders of such
Certificates as set forth in Section 4.02.

ARTICLE V

                                       THE CERTIFICATES

Section 5.01.  The Certificates.

(a)     The  Senior,  Class X, Class M,  Class B,  Class P, Class SB and Class R  Certificates
shall be  substantially  in the forms set forth in  Exhibits  A, A-I,  B, C, C-I,  C-II and D, respectively,  or such  other  form or forms as shall be set forth in the  Series  Supplement, and shall,  on original  issue,  be executed and  delivered by the Trustee to the  Certificate
Registrar  for  authentication  and  delivery to or upon the order of the Company upon receipt
by  the  Trustee  or  the  Custodian  of  the  documents   specified  in  Section  2.01.   The
Certificates  shall be issuable in the minimum  denominations  designated  in the  Preliminary
Statement to the Series Supplement.

        The  Certificates  shall be executed by manual or facsimile  signature on behalf of an authorized  officer of the Trustee.  Certificates  bearing the manual or facsimile  signatures of  individuals  who  were at any time the  proper  officers  of the  Trustee  shall  bind the
Trustee,  notwithstanding  that  such  individuals  or any of them  have  ceased  to hold such offices  prior to the  authentication  and delivery of such  Certificate  or did not hold such offices at the date of such  Certificates.  No  Certificate  shall be  entitled to any benefit under this Agreement,  or be valid for any purpose,  unless there appears on such  Certificate a certificate  of  authentication  substantially  in the form provided for herein  executed by the  Certificate  Registrar by manual  signature,  and such  certificate  upon any Certificate shall be conclusive  evidence,  and the only  evidence,  that such  Certificate  has been duly authenticated  and  delivered  hereunder.  All  Certificates  shall be dated the date of their authentication.

(b)     Except  as  provided  below,  registration  of  Book-Entry  Certificates  may  not  be
transferred  by  the  Trustee  except  to  another   Depository   that  agrees  to  hold  such
Certificates  for the respective  Certificate  Owners with Ownership  Interests  therein.  The
Holders of the Book-Entry  Certificates  shall hold their  respective  Ownership  Interests in and to each of such  Certificates  through the book-entry  facilities of the  Depository  and, except as  provided  below,  shall not be entitled to  Definitive  Certificates  in respect of such Ownership  Interests.  All transfers by Certificate Owners of their respective  Ownership
Interests in the  Book-Entry  Certificates  shall be made in  accordance  with the  procedures established by the Depository  Participant or brokerage  firm  representing  such  Certificate
Owner.  Each  Depository  Participant  shall  transfer  the  Ownership  Interests  only in the
Book-Entry  Certificates  of Certificate  Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee,  the Master Servicer and the Company may for all purposes  (including the making of payments due on the  respective  Classes of Book-Entry  Certificates)  deal with the
Depository as the  authorized  representative  of the  Certificate  Owners with respect to the respective  Classes of Book-Entry  Certificates  for the purposes of exercising  the rights of
Certificateholders   hereunder.   The  rights  of  Certificate  Owners  with  respect  to  the respective  Classes of Book-Entry  Certificates  shall be limited to those  established by law and agreements between such Certificate  Owners and the Depository  Participants and brokerage firms  representing  such  Certificate  Owners.  Multiple  requests and  directions  from, and votes of, the  Depository  as Holder of any Class of Book-Entry  Certificates  with respect to any  particular  matter  shall not be deemed  inconsistent  if they are made with  respect  to different  Certificate  Owners.  The  Trustee  may  establish  a  reasonable  record  date  in connection  with  solicitations  of consents  from or voting by  Certificateholders  and shall give notice to the Depository of such record date.

        If (i)(A) the Company  advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its  responsibilities  as Depository and (B) the Company is unable to locate a qualified  successor  or (ii) the Company  notifies the  Depository  and the Trustee of its intent to terminate  the  book-entry  system and, upon receipt of notice of such intent from the Depository,  the Depository  Participants holding beneficial interests in the Book-Entry  Certificates  agree to such  termination  through the Depository,  the Trustee shall notify all Certificate  Owners,  through the  Depository,  of the occurrence of any such event and of the  availability  of Definitive  Certificates to Certificate  Owners  requesting the same.  Upon surrender to the Trustee of the  Book-Entry  Certificates  by the  Depository,
accompanied by  registration  instructions  from the Depository for  registration of transfer,
the  Trustee  shall  execute,   authenticate  and  deliver  the  Definitive  Certificates.  In addition,  if an Event of Default has  occurred  and is  continuing,  each  Certificate  Owner materially  adversely  affected  thereby may at its option  request a  Definitive  Certificate
evidencing   such   Certificate   Owner's   Percentage   Interest  in  the  related  Class  of
Certificates.  In order to make such a request,  such Certificate Owner shall,  subject to the rules and  procedures of the  Depository,  provide the  Depository  or the related  Depository
Participant  with directions for the  Certificate  Registrar to exchange or cause the exchange of the  Certificate  Owner's  interest  in  such  Class  of  Certificates  for  an  equivalent
Percentage  Interest in fully  registered  definitive  form.  Upon receipt by the  Certificate
Registrar of instructions  from the Depository  directing the Certificate  Registrar to effect
such  exchange  (such   instructions  shall  contain   information   regarding  the  Class  of
Certificates  and  the  Certificate   Principal   Balance  being  exchanged,   the  Depository
Participant  account to be debited with the decrease,  the  registered  holder of and delivery instructions for the Definitive  Certificate,  and any other information  reasonably  required by the Certificate  Registrar),  (i) the  Certificate  Registrar shall instruct the Depository
to  reduce  the  related  Depository   Participant's  account  by  the  aggregate  Certificate
Principal  Balance of the  Definitive  Certificate,  (ii) the  Trustee  shall  execute and the
Certificate  Registrar shall  authenticate  and deliver,  in accordance with the  registration and delivery  instructions  provided by the Depository,  a Definitive  Certificate  evidencing such  Certificate  Owner's  Percentage  Interest in such Class of  Certificates  and (iii) the
Trustee  shall execute and the  Certificate  Registrar  shall  authenticate  a new  Book-Entry
Certificate  reflecting the reduction in the aggregate  Certificate  Principal Balance of such
Class of Certificates by the Certificate Principal Balance of the Definitive Certificate.

        None of the  Company,  the  Master  Servicer  or the  Trustee  shall be liable for any actions taken by the Depository or its nominee,  including,  without limitation,  any delay in delivery of any  instructions  required under Section 5.01 and may  conclusively  rely on, and shall be  protected  in  relying  on,  such  instructions.  Upon the  issuance  of  Definitive
Certificates,  the  Trustee  and the  Master  Servicer  shall  recognize  the  Holders  of the
Definitive Certificates as Certificateholders hereunder.

(c)     If the  Class  A-V  Certificates  are  Definitive  Certificates,  from  time  to  time
Residential  Funding,  as the initial Holder of the Class A-V Certificates,  may exchange such
Holder's Class A-V  Certificates  for Subclasses of Class A-V  Certificates to be issued under this  Agreement by delivering a "Request for Exchange"  substantially  in the form attached to this  Agreement  as Exhibit N executed by an  authorized  officer,  which  Subclasses,  in the aggregate,  will represent the  Uncertificated  REMIC Regular Interests Z corresponding to the
Class A-V  Certificates  so  surrendered  for  exchange.  Any  Subclass so issued shall bear a numerical  designation  commencing  with Class A-V-1 and continuing  sequentially  thereafter, and will  evidence  ownership  of the  Uncertificated  REMIC  Regular  Interest  or  Interests
specified in writing by such  initial  Holder to the  Trustee.  The Trustee may  conclusively, without  any  independent  verification,  rely on,  and  shall be  protected  in  relying  on,
Residential  Funding's   determinations  of  the  Uncertificated  REMIC  Regular  Interests  Z
corresponding to any Subclass,  the Initial Notional Amount and the initial  Pass-Through Rate on a Subclass as set forth in such  Request for  Exchange  and the Trustee  shall have no duty to determine  if any  Uncertificated  REMIC  Regular  Interest Z  designated  on a Request for
Exchange  corresponds to a Subclass which has previously been issued.  Each Subclass so issued shall be  substantially  in the form set forth in Exhibit A and shall,  on original  issue, be executed and  delivered by the Trustee to the  Certificate  Registrar for  authentication  and delivery in accordance with Section 5.01(a).  Every  Certificate  presented or surrendered for exchange  by the  initial  Holder  shall (if so  required  by the  Trustee or the  Certificate
Registrar)  be duly  endorsed  by, or be  accompanied  by a  written  instrument  of  transfer attached to such  Certificate  and shall be completed to the  satisfaction  of the Trustee and the  Certificate  Registrar  duly executed by, the initial Holder thereof or his attorney duly authorized  in writing.  The  Certificates  of any Subclass of Class A-V  Certificates  may be
transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a)     The Trustee  shall cause to be kept at one of the offices or agencies to be  appointed by the Trustee in accordance  with the  provisions  of Section 8.12 a Certificate  Register in which, subject to such reasonable  regulations as it may prescribe,  the Trustee shall provide for the  registration  of  Certificates  and of transfers  and  exchanges of  Certificates  as herein  provided.  The Trustee is initially  appointed  Certificate  Registrar for the purpose of registering  Certificates  and transfers and exchanges of Certificates as herein  provided.
The  Certificate  Registrar,  or  the  Trustee,  shall  provide  the  Master  Servicer  with a
certified  list  of   Certificateholders   as  of  each  Record  Date  prior  to  the  related
Determination Date.

(b)     Upon  surrender  for  registration  of  transfer of any  Certificate  at any office or agency of the Trustee  maintained  for such purpose  pursuant to Section 8.12 and, in the case of any Class M, Class B, Class P or Class R Certificate,  upon  satisfaction of the conditions set forth below,  the Trustee shall execute and the Certificate  Registrar shall  authenticate and  deliver,  in the  name of the  designated  transferee  or  transferees,  one or more  new
Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c)     At the  option of the  Certificateholders,  Certificates  may be  exchanged  for other
Certificates  of  authorized  denominations  of a  like  Class  (or  Subclass)  and  aggregate
Percentage  Interest,  upon surrender of the  Certificates  to be exchanged at any such office or agency.  Whenever any  Certificates  are so  surrendered  for  exchange  the Trustee  shall execute and the  Certificate  Registrar  shall  authenticate  and deliver the  Certificates of such Class which the  Certificateholder  making the  exchange  is  entitled to receive.  Every
Certificate  presented or  surrendered  for transfer or exchange  shall (if so required by the
Trustee or the  Certificate  Registrar)  be duly endorsed by, or be  accompanied  by a written instrument  of transfer in form  satisfactory  to the  Trustee and the  Certificate  Registrar
duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)     No transfer,  sale,  pledge or other  disposition  of a Class B Certificate or Class P
Certificate  shall be made unless such transfer,  sale,  pledge or other disposition is exempt from the  registration  requirements  of the  Securities  Act of  1933,  as  amended,  and any applicable  state  securities  laws or is made in  accordance  with said Act and laws.  In the event that a transfer of a Class B  Certificate  or Class P  Certificate  is to be made either
(i)(A) the Trustee  shall require a written  Opinion of Counsel  acceptable to and in form and substance  satisfactory  to the  Trustee  and  the  Company  that  such  transfer  may be made pursuant to an exemption,  describing the applicable  exemption and the basis  therefor,  from said Act and laws or is being made  pursuant  to said Act and laws,  which  Opinion of Counsel shall not be an expense of the Trustee,  the Company or the Master  Servicer  (except that, if such  transfer is made by the Company or the Master  Servicer or any  Affiliate  thereof,  the
Company or the Master  Servicer  shall  provide such Opinion of Counsel at their own expense);
provided  that such  Opinion of Counsel  will not be required in  connection  with the initial transfer of any such  Certificate  by the Company or any  Affiliate  thereof to the Company or an  Affiliate of the Company and (B) the Trustee  shall  require the  transferee  to execute a representation  letter,  substantially  in the form of Exhibit H (with  respect to any Class B
Certificate)  or  Exhibit  G-1 (with  respect  to any  Class P  Certificate)  hereto,  and the
Trustee shall require the  transferor to execute a  representation  letter,  substantially  in the form of Exhibit I hereto,  each  acceptable to and in form and substance  satisfactory  to the Company and the Trustee  certifying  to the Company and the Trustee the facts  surrounding such  transfer,  which  representation  letters  shall not be an expense of the  Trustee,  the
Company or the Master Servicer;  provided,  however, that such representation letters will not be required in  connection  with any  transfer of any such  Certificate  by the Company or any
Affiliate  thereof to the Company or an  Affiliate of the  Company,  and the Trustee  shall be entitled to conclusively rely upon a representation  (which,  upon the request of the Trustee, shall be a written  representation)  from the Company,  of the status of such transferee as an
Affiliate of the Company or (ii) the  prospective  transferee of such a  Certificate  shall be required  to provide the  Trustee,  the Company  and the Master  Servicer  with an  investment letter  substantially  in the form of  Exhibit J  attached  hereto  (or such other form as the
Company in its sole discretion  deems  acceptable),  which  investment  letter shall not be an expense of the  Trustee,  the  Company or the Master  Servicer,  and which  investment  letter states that, among other things, such transferee (A) is a "qualified  institutional  buyer" as defined  under Rule 144A,  acting for its own  account  or the  accounts  of other  "qualified institutional  buyers"  as  defined  under  Rule  144A,  and (B) is aware  that  the  proposed transferor  intends  to  rely  on the  exemption  from  registration  requirements  under  the
Securities  Act of  1933,  as  amended,  provided  by  Rule  144A.  The  Holder  of  any  such
Certificate  desiring to effect any such transfer,  sale, pledge or other  disposition  shall, and does hereby agree to,  indemnify  the Trustee,  the Company,  the Master  Servicer and the
Certificate  Registrar against any liability that may result if the transfer,  sale, pledge or other  disposition  is not so exempt or is not made in accordance  with such federal and state laws.

(e)     (i)    In the  case of any  Class  B,  Class P or Class R  Certificate  presented  for registration  in the name of any Person,  either (A) the Trustee  shall require an Opinion of Counsel  addressed  to the  Trustee,  the  Company and the Master
               Servicer,  acceptable to and in form and substance  satisfactory to the Trustee to the effect that the  purchase or holding of such Class B, Class P or Class R
               Certificate is permissible  under applicable law, will not constitute or result in any  non-exempt  prohibited  transaction  under  Section 406 of the Employee
               Retirement Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Code (or comparable provisions of any subsequent  enactments),  and will not subject the Trustee,  the Company or the Master  Servicer to any obligation or liability (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those  undertaken in this Agreement,  which Opinion of Counsel  shall not be an expense of the  Trustee,  the Company or the Master
               Servicer  or (B) the  prospective  Transferee  shall be required to provide the
               Trustee,  the  Company  and the Master  Servicer  with a  certification  to the effect set forth in  paragraph  six of  Exhibit H (with  respect to any Class B
               Certificate)  or paragraph  fifteen of Exhibit G-1 (with respect to any Class R
               Certificate  or Class P  Certificate),  which the Trustee may rely upon without further inquiry or investigation,  or such other  certifications as the Trustee may deem desirable or necessary in order to establish  that such  Transferee or the Person in whose name such  registration  is requested  either (a) is not an employee  benefit  plan or other  plan  subject to the  prohibited  transaction provisions  of ERISA or Section 4975 of the Code,  or any Person  (including an investment  manager,  a named  fiduciary  or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition  (each, a "Plan
               Investor")  or (b) in the  case  of any  Class  B  Certificate,  the  following conditions are satisfied:  (i) such  Transferee is an insurance  company,  (ii)
               the source of funds used to  purchase  or hold such  Certificate  (or  interest therein)  is an  "insurance  company  general  account"  (as  defined  in  U.S.
               Department of Labor Prohibited  Transaction Class Exemption ("PTCE") 95-60, and
               (iii) the  conditions  set forth in  Sections I and III of PTCE 95-60 have been satisfied  (each entity that satisfies this clause (b), a "Complying  Insurance
               Company").

               (ii)   Any  Transferee  of a  Class  M  Certificate  will  be  deemed  to  have represented  by virtue of its  purchase  or  holding  of such  Certificate  (or interest  therein) that either (a) such Transferee is not a Plan Investor,  (b)
               it has  acquired  and is holding  such  Certificate  in reliance on  Prohibited
               Transaction  Exemption ("PTE") 94-29, as most recently amended, PTE 2007-05, 72
               Fed.  Reg.  13130  (March  20,  2007)  (the  "RFC  Exemption"),   and  that  it
               understands  that there are certain  conditions to the  availability of the RFC
               Exemption  including  that  such  Certificate  must be  rated,  at the  time of purchase,  not lower than  "BBB-"  (or its  equivalent)  by  Standard & Poor's,
               Fitch,  Moody's,  DBRS  Limited,  or DBRS,  Inc.  or (c) such  Transferee  is a
               Complying Insurance Company.

               (iii)  (A) If any Class M  Certificate  (or any  interest  therein) is acquired or held by any  Person  that  does not  satisfy  the  conditions  described  in paragraph  (ii) above,  then the last preceding  Transferee  that either (i) is not a Plan Investor,  (ii) acquired such Certificate in compliance with the RFC
               Exemption,  or (iii) is a Complying Insurance Company shall be restored, to the extent  permitted by law, to all rights and  obligations as  Certificate  Owner thereof  retroactive  to the date of such Transfer of such Class M Certificate.
               The Trustee  shall be under no  liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                      (B)    Any purported  Certificate  Owner whose acquisition or holding of any Class M Certificate (or interest  therein) was effected in violation of the restrictions  in this Section  5.02(e)  shall  indemnify  and hold harmless the
               Company,  the Trustee, the Master Servicer,  any Subservicer,  the Underwriters
               and the Trust Fund from and against any and all liabilities,  claims,  costs or expenses incurred by such parties as a result of such acquisition or holding.

(f)     (i)  Each  Person  who  has or who  acquires  any  Ownership  Interest  in a  Class  R
Certificate  shall be deemed by the acceptance or  acquisition  of such Ownership  Interest to have agreed to be bound by the following  provisions  and to have  irrevocably  authorized the
Trustee or its designee  under  clause  (iii)(A)  below to deliver  payments to a Person other than such  Person and to  negotiate  the terms of any  mandatory  sale under  clause  (iii)(B)
below and to execute all  instruments  of transfer  and to do all other  things  necessary  in connection  with any such sale.  The rights of each Person  acquiring any  Ownership  Interest in a Class R Certificate are expressly subject to the following provisions:

(A)  Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted  Transferee and shall promptly  notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B)  In  connection  with  any  proposed  Transfer  of any  Ownership  Interest  in a  Class R
     Certificate,  the  Trustee  shall  require  delivery  to it, and shall not  register  the
     Transfer of any Class R Certificate  until its receipt of, (I) an affidavit and agreement
     (a "Transfer  Affidavit and  Agreement," in the form attached hereto as Exhibit G-1) from the proposed  Transferee,  in form and  substance  satisfactory  to the Master  Servicer, representing and warranting,  among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the  proposed  Transfer  as a  nominee,  trustee  or agent for any Person who is not a
     Permitted Transferee,  that for so long as it retains its Ownership Interest in a Class R
     Certificate,  it will endeavor to remain a Permitted Transferee, and that it has reviewed the  provisions  of this  Section  5.02(f)  and  agrees  to be bound by them,  and (II) a certificate,  in the form  attached  hereto as Exhibit  G-2,  from the Holder  wishing to transfer  the Class R  Certificate,  in form and  substance  satisfactory  to the  Master
     Servicer,  representing  and  warranting,  among  other  things,  that no  purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C)  Notwithstanding  the  delivery  of a  Transfer  Affidavit  and  Agreement  by a  proposed
     Transferee  under  clause (B) above,  if a  Responsible  Officer  of the  Trustee  who is assigned to this  Agreement has actual  knowledge  that the proposed  Transferee is not a
     Permitted  Transferee,  no Transfer of an Ownership  Interest in a Class R Certificate to
     such proposed Transferee shall be effected.

(D)  Each Person  holding or acquiring any Ownership  Interest in a Class R Certificate  shall agree (x) to require a Transfer  Affidavit  and  Agreement  from any other Person to whom such Person attempts to transfer its Ownership  Interest in a Class R Certificate and (y)
     not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E)  Each Person  holding or  acquiring  an Ownership  Interest in a Class R  Certificate,  by
     purchasing an Ownership Interest in such Certificate,  agrees to give the Trustee written notice  that it is a  "pass-through  interest  holder"  within the  meaning of  Temporary
     Treasury Regulations Section 1.67-3T(a)(2)(i)(A)  immediately upon acquiring an Ownership
     Interest in a Class R  Certificate,  if it is, or is holding an  Ownership  Interest in a
     Class R Certificate on behalf of, a "pass-through interest holder."

(ii)    The Trustee shall  register the Transfer of any Class R  Certificate  only if it shall have  received the Transfer  Affidavit  and  Agreement,  a  certificate  of the Holder requesting  such transfer in the form  attached  hereto as Exhibit G-2 and all of such other documents as shall have been  reasonably  required by the Trustee as a condition to such  registration.  Transfers of the Class R  Certificates  to  Non-United  States
        Persons and Disqualified  Organizations (as defined in Section 860E(e)(5) of the Code)
        are prohibited.

(iii)   (A)           If any  Disqualified  Organization  shall  become a holder  of a Class R
        Certificate,  then the last preceding Permitted  Transferee shall be restored,  to the extent  permitted by law, to all rights and obligations as Holder thereof  retroactive to the  date of  registration  of such  Transfer  of such  Class R  Certificate.  If a
        Non-United  States  Person  shall become a holder of a Class R  Certificate,  then the last  preceding  United  States Person shall be restored,  to the extent  permitted by law,  to all rights  and  obligations  as Holder  thereof  retroactive  to the date of registration  of such Transfer of such Class R  Certificate.  If a transfer of a Class
        R  Certificate  is  disregarded  pursuant to the  provisions  of Treasury  Regulations
        Section 1.860E-1 or Section  1.860G-3,  then the last preceding  Permitted  Transferee shall be restored,  to the extent  permitted by law, to all rights and  obligations as
        Holder thereof  retroactive to the date of registration of such Transfer of such Class
        R  Certificate.  The  Trustee  shall be  under  no  liability  to any  Person  for any registration  of Transfer of a Class R  Certificate  that is in fact not  permitted by this Section 5.02(f) or for making any payments due on such  Certificate to the holder thereof  or for  taking  any  other  action  with  respect  to such  holder  under the provisions of this Agreement.

(B)     If any  purported  Transferee  shall  become  a  Holder  of a Class R  Certificate  in violation of the  restrictions  in this Section  5.02(f) and to the extent that the  retroactive  restoration  of the  rights  of the  Holder  of such  Class R
               Certificate as described in clause (iii)(A) above shall be invalid,  illegal or unenforceable,  then the Master  Servicer shall have the right,  without notice to the  holder or any prior  holder of such Class R  Certificate,  to sell such
               Class R  Certificate  to a purchaser  selected  by the Master  Servicer on such terms as the Master  Servicer  may  choose.  Such  purported  Transferee  shall promptly  endorse and deliver each Class R Certificate  in accordance  with the instructions  of  the  Master  Servicer.  Such  purchaser  may  be  the  Master
               Servicer itself or any Affiliate of the Master  Servicer.  The proceeds of such sale,  net of the  commissions  (which may include  commissions  payable to the
               Master  Servicer or its  Affiliates),  expenses and taxes due, if any, shall be remitted by the Master  Servicer to such  purported  Transferee.  The terms and conditions  of any sale under this clause  (iii)(B)  shall be determined in the sole  discretion of the Master  Servicer,  and the Master Servicer shall not be liable to any Person having an Ownership  Interest in a Class R Certificate  as a result of its exercise of such discretion.

(iv)    The Master  Servicer,  on behalf of the Trustee,  shall make  available,  upon written request from the Trustee, all information  necessary to compute any tax imposed (A) as a result of the  Transfer of an  Ownership  Interest in a Class R  Certificate  to any
        Person  who  is a  Disqualified  Organization,  including  the  information  regarding
        "excess  inclusions"  of such Class R  Certificates  required  to be  provided  to the
        Internal  Revenue  Service and certain  Persons as described  in Treasury  Regulations
        Sections  1.860D-1(b)(5)  and  1.860E-2(a)(5),  and (B) as a result  of any  regulated investment  company,  real estate  investment trust,  common trust fund,  partnership, trust,  estate or  organization  described  in Section  1381 of the Code that holds an
        Ownership  Interest in a Class R Certificate having as among its record holders at any time any  Person  who is a  Disqualified  Organization.  Reasonable  compensation  for providing such information may be required by the Master Servicer from such Person.

(v)     The  provisions  of this  Section  5.02(f)  set forth  prior to this clause (v) may be modified,  added to or  eliminated,  provided that there shall have been  delivered to the Trustee the following:

(A)  written  notification  from each  Rating  Agency  to the  effect  that the  modification, addition  to or  elimination  of such  provisions  will not cause such  Rating  Agency to downgrade its  then-current  ratings,  if any, of any Class of the Senior (in the case of the Insured Certificates (as defined in the Series Supplement),  such determination shall be made  without  giving  effect to the  Certificate  Policy  (as  defined  in the Series
     Supplement)),  Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency;
     and

(B)  subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the  Master  Servicer  has  received  an  Opinion  of  Counsel,  in  form  and  substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence  of such  provisions  will not cause any  portion of any REMIC  formed  under the
     Series  Supplement  to cease to qualify as a REMIC and will not cause (x) any  portion of any REMIC formed under the Series  Supplement to be subject to an entity-level tax caused by  the  Transfer  of  any  Class  R  Certificate  to a  Person  that  is a  Disqualified
     Organization  or  (y)  a  Certificateholder   or  another  Person  to  be  subject  to  a
     REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g)     No service  charge shall be made for any transfer or exchange of  Certificates  of any
Class,  but  the  Trustee  may  require  payment  of a sum  sufficient  to  cover  any  tax or governmental  charge  that may be imposed in  connection  with any  transfer  or  exchange  of
Certificates.

(h)     All  Certificates  surrendered  for transfer  and  exchange  shall be destroyed by the
Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate  Registrar,  or the
Trustee  and  the  Certificate  Registrar  receive  evidence  to  their  satisfaction  of  the destruction,  loss or theft of any  Certificate,  and (ii) there is  delivered  to the Trustee and the  Certificate  Registrar  such security or indemnity as may be required by them to save each of them  harmless,  then,  in the  absence of notice to the  Trustee  or the  Certificate
Registrar  that such  Certificate  has been  acquired  by a bona fide  purchaser,  the Trustee shall execute and the Certificate  Registrar shall  authenticate and deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen  Certificate,  a new Certificate of like  tenor,  Class and  Percentage  Interest  but  bearing a number not  contemporaneously outstanding.  Upon the issuance of any new  Certificate  under this  Section,  the Trustee may require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in relation  thereto and any other  expenses  (including  the fees and expenses
of  the  Trustee  and  the  Certificate   Registrar)   connected   therewith.   Any  duplicate
Certificate  issued  pursuant to this  Section  shall  constitute  complete  and  indefeasible evidence of ownership in the Trust Fund,  as if  originally  issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer,  the Company, the Master Servicer,  the Trustee, any Certificate Insurer, the Certificate  Registrar and any
agent of the  Company,  the Master  Servicer,  the  Trustee,  any  Certificate  Insurer or the
Certificate  Registrar  may treat the Person in whose name any  Certificate  is  registered as the owner of such Certificate for the purpose of receiving  distributions  pursuant to Section
4.02 and for all other  purposes  whatsoever,  except  as and to the  extent  provided  in the definition  of  "Certificateholder,"  and  neither  the  Company,  the  Master  Servicer,  the
Trustee,  any Certificate  Insurer,  the  Certificate  Registrar nor any agent of the Company, the Master Servicer,  the Trustee, any Certificate Insurer or the Certificate  Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making  distributions to the
Certificateholders  pursuant  to Section  4.02.  In the event of any such  appointment,  on or prior to each  Distribution  Date the Master  Servicer on behalf of the Trustee  shall deposit or cause to be deposited  with the Paying Agent a sum  sufficient  to make the payments to the
Certificateholders  in the amounts and in the manner  provided for in Section  4.02,  such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee  shall  cause each  Paying  Agent to execute and deliver to the Trustee an instrument  in which such Paying  Agent shall  agree with the Trustee  that such Paying  Agent shall  hold all sums held by it for the  payment  to the  Certificateholders  in trust for the benefit of the  Certificateholders  entitled  thereto until such sums shall be  distributed to such  Certificateholders.  Any  sums so  held  by such  Paying  Agent  shall  be held  only in
Eligible  Accounts to the extent such sums are not  distributed to the  Certificateholders  on the date of receipt by such Paying Agent.

Section 5.06.  U.S.A. Patriot Act Compliance.

        In order for it to comply with its duties  under the U.S.A.  Patriot  Act, the Trustee may obtain and verify certain  information  from the other parties  hereto,  including but not limited to such parties' name, address and other identifying information.

ARTICLE VI

                             THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master  Servicer shall each be liable in accordance  herewith only to the extent of the obligations  specifically  and  respectively  imposed upon and undertaken by the Company and the Master  Servicer  herein.  By way of  illustration  and not limitation, the Company is not liable for the servicing and  administration  of the Mortgage Loans, nor is it  obligated  by  Section  7.01 or  Section  10.01 to assume  any  obligations  of the Master
Servicer or to appoint a designee to assume such  obligations,  nor is it liable for any other obligation  hereunder  that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02.  Merger or Consolidation of the Company or the Master Servicer; Assignment of
                      Rights and Delegation of Duties by Master Servicer.

(a)     The Company  and the Master  Servicer  shall each keep in full  effect its  existence, rights and franchises as a corporation  under the laws of the state of its  incorporation  and
as  a  limited   liability   company  under  the  laws  of  the  state  of  its  organization, respectively,  and shall each  obtain and  preserve  its  qualification  to do  business  as a foreign  corporation or other Person in each  jurisdiction in which such  qualification  is or shall be  necessary  to  protect  the  validity  and  enforceability  of this  Agreement,  the
Certificates  or any of the  Mortgage  Loans and to perform its  respective  duties under this
Agreement.

(b)     Any Person into which the Company or the Master  Servicer  may be merged or  converted or with which it may be consolidated,  or any Person resulting from any merger,  conversion or consolidation  to which the  Company or the Master  Servicer  shall be a party,  or any Person succeeding  to the business of the Company or the Master  Servicer,  shall be the successor of the Company or the Master Servicer,  as the case may be,  hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything in this Section 6.02(b) to the contrary  notwithstanding;  provided,  however, that the successor or surviving  Person to the Master  Servicer  shall be qualified to service  mortgage loans on behalf of Fannie Mae or Freddie  Mac; and  provided  further that the Master  Servicer (or the
Company,  as  applicable)  shall  notify each Rating  Agency and the Trustee in writing of any such merger,  conversion  or  consolidation  at least 30 days prior to the  effective  date of such event.

(c)     Notwithstanding  anything  else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and  obligations  under this
Agreement;  provided  that the Person  accepting  such  assignment  or  delegation  shall be a
Person which is qualified  to service  mortgage  loans on behalf of Fannie Mae or Freddie Mac, is  reasonably  satisfactory  to the  Trustee  and the  Company,  is willing  to  service  the
Mortgage  Loans and  executes  and  delivers to the Company and the Trustee an  agreement,  in form and substance reasonably  satisfactory to the Company and the Trustee,  which contains an assumption  by  such  Person  of the due  and  punctual  performance  and  observance  of each covenant  and  condition  to be  performed  or  observed  by the  Master  Servicer  under this
Agreement;  provided  further that each Rating  Agency's rating of the Classes of Certificates
(in  the  case of the  Insured  Certificates  (as  defined  in the  Series  Supplement),  such determination  shall be made without  giving effect to the  Certificate  Policy (as defined in the Series  Supplement))  that have been rated in effect  immediately prior to such assignment and  delegation  will not be  qualified,  reduced or withdrawn as a result of such  assignment and  delegation  (as  evidenced  by a letter to such effect from each Rating  Agency).  In the case of any such  assignment and  delegation,  the Master  Servicer shall be released from its obligations  under this  Agreement,  except that the Master  Servicer  shall remain liable for all  liabilities  and  obligations  incurred by it as Master  Servicer  hereunder prior to the satisfaction  of the  conditions  to such  assignment  and  delegation  set  forth in the next preceding  sentence.  Notwithstanding  the  foregoing,  in the event of a pledge or assignment by the Master  Servicer  solely of its rights to  purchase  all assets of the Trust Fund under
Section 9.01(a) (or, if so specified in Section  9.01(a),  its rights to purchase the Mortgage
Loans and  property  acquired  related to such  Mortgage  Loans or its rights to purchase  the
Certificates  related thereto),  the provisos of the first sentence of this paragraph will not apply.

Section 6.03.  Limitation on Liability of the Company,
                      the Master Servicer and Others.

        Neither  the  Company,  the  Master  Servicer  nor  any  of the  directors,  officers, employees  or agents of the Company or the Master  Servicer  shall be under any  liability  to the Trust Fund or the  Certificateholders  for any  action  taken or for  refraining  from the taking of any action in good faith  pursuant  to this  Agreement,  or for errors in  judgment;
provided,  however,  that this provision shall not protect the Company, the Master Servicer or any such  Person  against  any breach of  warranties  or  representations  made  herein or any liability  which would  otherwise  be imposed by reason of willful  misfeasance,  bad faith or gross  negligence  in the  performance  of  duties  or by  reason  of  reckless  disregard  of obligations  and  duties  hereunder.  The  Company,  the  Master  Servicer  and any  director, officer,  employee  or agent of the Company or the Master  Servicer  may rely in good faith on any  document  of any  kind  prima  facie  properly  executed  and  submitted  by  any  Person
respecting  any  matters  arising  hereunder.   The  Company,  the  Master  Servicer  and  any
director,  officer,  employee  or  agent  of the  Company  or the  Master  Servicer  shall  be indemnified  by the Trust  Fund and held  harmless  against  any loss,  liability  or  expense incurred in connection with any legal action  relating to this Agreement or the  Certificates, other than any loss,  liability or expense  related to any specific  Mortgage Loan or Mortgage
Loans  (except  as any  such  loss,  liability  or  expense  shall be  otherwise  reimbursable pursuant to this Agreement) and any loss,  liability or expense  incurred by reason of willful misfeasance,  bad faith or gross  negligence  in the  performance  of duties  hereunder  or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master  Servicer  shall be under any  obligation to appear
in,  prosecute  or  defend  any  legal  or  administrative  action,  proceeding,   hearing  or
examination  that is not  incidental to its  respective  duties under this Agreement and which in its  opinion  may  involve it in any  expense or  liability;  provided,  however,  that the
Company or the Master  Servicer may in its discretion  undertake any such action,  proceeding, hearing or  examination  that it may deem  necessary or desirable in respect to this Agreement and the rights and duties of the parties  hereto and the  interests of the  Certificateholders hereunder.  In such event,  the legal expenses and costs of such action,  proceeding,  hearing
or  examination  and  any  liability  resulting   therefrom  shall  be  expenses,   costs  and
liabilities  of the Trust Fund,  and the Company and the Master  Servicer shall be entitled to be reimbursed  therefor out of amounts  attributable  to the Mortgage  Loans on deposit in the
Custodial  Account as provided  by Section  3.10 and, on the  Distribution  Date(s)  following such  reimbursement,  the aggregate of such expenses and costs shall be allocated in reduction of the Accrued  Certificate  Interest on each Class entitled  thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject  to the  provisions  of  Section  6.02,  neither  the  Company  nor the Master
Servicer shall resign from its respective  obligations  and duties hereby imposed on it except upon  determination  that its duties  hereunder  are no longer  permissible  under  applicable law.  Any  such  determination  permitting  the  resignation  of the  Company  or  the  Master
Servicer  shall be  evidenced  by an  Opinion  of  Counsel  to such  effect  delivered  to the
Trustee.  No such  resignation  by the  Master  Servicer  shall  become  effective  until  the
Trustee or a successor  servicer  shall have  assumed the Master  Servicer's  responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                           DEFAULT

Section 7.01.  Events of Default.

        Event  of  Default,  wherever  used  herein,  means  any one of the  following  events
(whatever  reason for such Event of Default and whether it shall be voluntary  or  involuntary or be effected by operation of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)     the  Master  Servicer  shall  fail to  deposit  or  cause  to be  deposited  into  the
        Certificate  Account  any  amounts  required  to be so  deposited  therein at the time required  pursuant to Section 4.01 or otherwise or the Master  Servicer  shall fail to distribute or cause to be distributed to the Holders of  Certificates of any Class any distribution  required  to be made under the terms of the  Certificates  of such Class and this  Agreement and, in each case,  such failure shall  continue  unremedied for a period of 5 days after the date upon which written  notice of such failure,  requiring such  failure to be  remedied,  shall have been  given to the Master  Servicer  by the
        Trustee or the Company or to the Master  Servicer,  the Company and the Trustee by the
        Holders of Certificates of such Class evidencing  Percentage Interests aggregating not less than 25%; or

(ii)    the Master  Servicer  shall fail to observe  or perform in any  material  respect  any other of the covenants or agreements on the part of the Master  Servicer  contained in the  Certificates  of any Class or in this  Agreement and such failure shall  continue unremedied  for a period of 30 days  (except  that such  number of days shall be 15 in the case of a failure to pay the premium for any Required  Insurance Policy) after the date on which  written  notice of such  failure,  requiring  the same to be  remedied, shall have been given to the Master Servicer by the Trustee or the Company,  or to the
        Master  Servicer,  the Company and the Trustee by the Holders of  Certificates  of any
        Class evidencing,  in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii)   a decree or order of a court or agency or supervisory  authority  having  jurisdiction in the premises in an  involuntary  case under any present or future  federal or state bankruptcy,  insolvency  or similar law or  appointing  a  conservator  or receiver or liquidator  in any  insolvency,  readjustment  of  debt,  marshalling  of  assets  and liabilities  or similar  proceedings,  or for the  winding-up  or  liquidation  of its affairs,  shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)    the Master  Servicer shall consent to the  appointment of a conservator or receiver or liquidator  in any  insolvency,  readjustment  of  debt,  marshalling  of  assets  and liabilities,  or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v)     the Master  Servicer  shall admit in writing its inability to pay its debts  generally as they become  due,  file a petition  to take  advantage  of, or commence a voluntary case under, any applicable  insolvency or reorganization  statute,  make an assignment for the benefit of its creditors,  or voluntarily  suspend payment of its obligations;
        or

(vi)    the Master  Servicer shall notify the Trustee  pursuant to Section  4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default  described  in clauses  (i)-(v) of this  Section  shall  occur, then,  and in each and every such case,  so long as such Event of Default  shall not have been remedied,  either  the  Company  or the  Trustee  may,  and at the  direction  of  Holders  of
Certificates  entitled to at least 51% of the Voting Rights,  the Trustee shall,  by notice in writing to the Master  Servicer  (and to the Company if given by the Trustee or to the Trustee if given by the Company),  terminate all of the rights and  obligations of the Master Servicer under this  Agreement and in and to the Mortgage  Loans and the proceeds  thereof,  other than its  rights as a  Certificateholder  hereunder.  If an Event of  Default  described  in clause
(vi)  hereof  shall  occur,  the  Trustee  shall,  by notice to the  Master  Servicer  and the
Company,  immediately  terminate  all of the rights  and  obligations  of the Master  Servicer under this  Agreement and in and to the Mortgage  Loans and the proceeds  thereof,  other than its rights as a  Certificateholder  hereunder as provided in Section 4.04(b).  On or after the receipt by the Master Servicer of such written  notice,  all authority and power of the Master
Servicer  under this  Agreement,  whether  with respect to the  Certificates  (other than as a
Holder  thereof) or the Mortgage  Loans or  otherwise,  shall  subject to Section 7.02 pass to and be vested in the Trustee or the  Trustee's  designee  appointed  pursuant to Section 7.02;
and,  without  limitation,  the  Trustee is hereby  authorized  and  empowered  to execute and deliver,  on behalf of the Master  Servicer,  as  attorney-in-fact  or otherwise,  any and all documents and other  instruments,  and to do or accomplish all other acts or things  necessary or appropriate to effect the purposes of such notice of  termination,  whether to complete the transfer and  endorsement  or  assignment  of the  Mortgage  Loans and related  documents,  or otherwise.  The  Master  Servicer  agrees to  cooperate  with the  Trustee  in  effecting  the termination  of the  Master  Servicer's  responsibilities  and  rights  hereunder,  including, without  limitation,  the transfer to the Trustee or its designee for  administration by it of all  cash  amounts  which  shall at the  time be  credited  to the  Custodial  Account  or the
Certificate  Account or  thereafter be received  with respect to the Mortgage  Loans.  No such termination  shall release the Master  Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding  any  termination  of the  activities  of  Residential  Funding in its capacity as Master Servicer hereunder,  Residential Funding shall be entitled to receive,  out of any late  collection  of a Monthly  Payment on a  Mortgage  Loan which was due prior to the notice terminating  Residential  Funding's rights and obligations as Master Servicer hereunder and received  after such notice,  that portion to which  Residential  Funding  would have been entitled  pursuant to Sections  3.10(a)(ii),  (vi) and (vii) as well as its  Servicing  Fee in respect  thereof,  and  any  other  amounts  payable  to  Residential  Funding  hereunder  the entitlement  to which arose prior to the  termination of its  activities  hereunder.  Upon the termination of Residential  Funding as Master Servicer  hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.

(a)     On and after the time the Master  Servicer  receives a notice of termination  pursuant to Section 7.01 or resigns in  accordance  with Section  6.04,  the Trustee or, upon notice to the  Company and with the  Company's  consent  (which  shall not be  unreasonably  withheld) a designee  (which meets the standards  set forth below) of the Trustee,  shall be the successor in all respects to the Master  Servicer in its capacity as servicer  under this  Agreement and the  transactions  set  forth  or  provided  for  herein  and  shall  be  subject  to all  the responsibilities,  duties and  liabilities  relating  thereto  placed on the  Master  Servicer
(except for the  responsibilities,  duties and  liabilities  contained  in  Sections  2.02 and
2.03(a),  excluding the duty to notify  related  Subservicers  or Sellers as set forth in such
Sections,  and its  obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial  Account or the  Certificate
Account  pursuant  to  Sections  3.07(c)  and  4.01(b)  by the terms and  provisions  hereof);
provided,  however, that any failure to perform such duties or responsibilities  caused by the preceding  Master  Servicer's  failure to provide  information  required by Section 4.04 shall not be considered a default by the Trustee hereunder.  As compensation  therefor,  the Trustee shall be  entitled  to all funds  relating to the  Mortgage  Loans  which the Master  Servicer would have been  entitled to charge to the  Custodial  Account or the  Certificate  Account if
the Master  Servicer had  continued to act  hereunder  and, in addition,  shall be entitled to the income from any  Permitted  Investments  made with  amounts  attributable  to the Mortgage
Loans held in the  Custodial  Account or the  Certificate  Account.  If the Trustee has become the  successor to the Master  Servicer in accordance  with Section 6.04 or Section 7.01,  then notwithstanding  the above,  the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act,  appoint,  or petition a court of competent  jurisdiction  to appoint, any established housing and home finance  institution,  which is also a Fannie Mae- or Freddie
Mac-approved mortgage servicing  institution,  having a net worth of not less than $10,000,000 as the  successor to the Master  Servicer  hereunder in the  assumption  of all or any part of the  responsibilities,  duties  or  liabilities  of the  Master  Servicer  hereunder.  Pending appointment  of a  successor  to the Master  Servicer  hereunder,  the  Trustee  shall  become successor to the Master  Servicer and shall act in such capacity as hereinabove  provided.  In connection with such  appointment and assumption,  the Trustee may make such  arrangements for the  compensation  of  such  successor  out of  payments  on  Mortgage  Loans  as it and  such successor shall agree;  provided,  however,  that no such  compensation  shall be in excess of that  permitted  the  initial  Master  Servicer  hereunder.  The  Company,  the  Trustee,  the
Custodian  and such  successor  shall take such action,  consistent  with this  Agreement,  as shall be necessary to  effectuate  any such  succession.  The  Servicing Fee for any successor
Master  Servicer  appointed  pursuant to this  Section  7.02 will be lowered  with  respect to those  Mortgage  Loans,  if any,  where the  Subservicing  Fee  accrues at a rate of less than
0.20% per  annum in the  event  that the  successor  Master  Servicer  is not  servicing  such
Mortgage  Loans directly and it is necessary to raise the related  Subservicing  Fee to a rate of 0.20% per annum in order to hire a  Subservicer  with respect to such Mortgage  Loans.  The
Master  Servicer  shall pay the  reasonable  expenses  of the Trustee in  connection  with any servicing transition hereunder.

        (b)  In  connection  with  the  termination  or  resignation  of the  Master  Servicer hereunder,  either (i) the successor Master Servicer,  including the Trustee if the Trustee is acting as successor Master  Servicer,  shall represent and warrant that it is a member of MERS in good  standing  and  shall  agree to  comply in all  material  respects  with the rules and procedures  of  MERS  in  connection  with  the  servicing  of the  Mortgage  Loans  that  are registered with MERS, in which case the  predecessor  Master Servicer shall cooperate with the successor  Master  Servicer in causing  MERS to revise its records to reflect the  transfer of servicing to the successor  Master  Servicer as necessary  under MERS' rules and  regulations, or (ii) the predecessor  Master  Servicer shall  cooperate with the successor  Master Servicer in causing  MERS to execute  and deliver an  assignment  of  Mortgage  in  recordable  form to transfer  the  Mortgage  from MERS to the  Trustee  and to  execute  and  deliver  such  other notices,  documents  and  other  instruments  as may be  necessary  or  desirable  to effect a transfer of such  Mortgage  Loan or servicing of such Mortgage Loan on the MERS(R)System to the successor  Master  Servicer.  The predecessor  Master Servicer shall file or cause to be filed any such  assignment in the appropriate  recording  office.  The  predecessor  Master Servicer shall bear any and all fees of MERS,  costs of preparing  any  assignments  of  Mortgage,  and fees and  costs of  filing  any  assignments  of  Mortgage  that may be  required  under  this subsection  (b). The successor  Master  Servicer  shall cause such  assignment to be delivered to the  Trustee or the  Custodian  promptly  upon  receipt of the  original  with  evidence of recording  thereon  or a  copy  certified  by  the  public  recording  office  in  which  such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a)     Upon any such  termination or appointment of a successor to the Master  Servicer,  the
Trustee  shall  give  prompt  written  notice  thereof  to  the  Certificateholders  at  their respective addresses appearing in the Certificate Register.

(b)     Within 60 days  after  the  occurrence  of any Event of  Default,  the  Trustee  shall transmit  by mail to all  Holders  of  Certificates  notice  of each  such  Event  of  Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders  representing  at least 66% of the Voting Rights  affected by a default or
Event of Default  hereunder  may waive such  default or Event of Default;  provided,  however, that (a) a default or Event of Default  under  clause (i) of Section  7.01 may be waived  only by all of the Holders of  Certificates  affected  by such  default or Event of Default and (b)
no waiver  pursuant  to this  Section  7.04 shall  affect the Holders of  Certificates  in the manner set forth in Section  11.01(b)(i)  or (ii).  Upon any such waiver of a default or Event of Default by the Holders  representing the requisite  percentage of Voting Rights affected by such default or Event of Default,  such  default or Event of Default  shall cease to exist and shall be deemed to have been  remedied  for every  purpose  hereunder.  No such  waiver  shall extend to any  subsequent or other default or Event of Default or impair any right  consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                                    CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a)     The Trustee,  prior to the  occurrence  of an Event of Default and after the curing or waiver of all Events of Default  which may have  occurred,  undertakes  to perform such duties and only such  duties as are  specifically  set forth in this  Agreement.  In case an Event of
Default has occurred  (which has not been cured or waived),  the Trustee  shall  exercise such of the rights and powers vested in it by this  Agreement,  and use the same degree of care and skill in their exercise as a prudent  investor  would exercise or use under the  circumstances in the conduct of such investor's own affairs.

(b)     The Trustee,  upon receipt of all  resolutions,  certificates,  statements,  opinions,
reports,   documents,  orders  or  other  instruments  furnished  to  the  Trustee  which  are specifically  required to be  furnished  pursuant to any  provision of this  Agreement,  shall examine them to determine  whether they conform to the  requirements  of this  Agreement.  The
Trustee shall notify the  Certificateholders  of any such  documents  which do not  materially conform  to the  requirements  of this  Agreement  in the  event  that the  Trustee,  after so requesting, does not receive satisfactorily corrected documents.

        The Trustee  shall  forward or cause to be forwarded in a timely  fashion the notices, reports and  statements  required to be  forwarded by the Trustee  pursuant to Sections  4.03,
4.06,  7.03 and 10.01.  The Trustee shall furnish in a timely  fashion to the Master  Servicer such  information  as the Master  Servicer  may  reasonably  request from time to time for the
Master  Servicer to fulfill its duties as set forth in this Agreement.  The Trustee  covenants and agrees that it shall perform its  obligations  hereunder in a manner so as to maintain the status of any portion of any REMIC  formed  under the Series  Supplement  as a REMIC under the
REMIC  Provisions and (subject to Section  10.01(f)) to prevent the imposition of any federal, state or local income,  prohibited  transaction,  contribution  or other tax on the Trust Fund to the extent that maintaining  such status and avoiding such taxes are reasonably  within the control  of the  Trustee  and are  reasonably  within  the  scope  of its  duties  under  this
Agreement.

(c)     No  provision  of this  Agreement  shall be  construed  to relieve  the  Trustee  from liability for its own negligent  action,  its own negligent  failure to act or its own willful misconduct; provided, however, that:

(i)     Prior to the occurrence of an Event of Default,  and after the curing or waiver of all such Events of Default  which may have  occurred,  the duties and  obligations  of the
        Trustee shall be determined  solely by the express  provisions of this Agreement,  the
        Trustee shall not be liable except for the  performance of such duties and obligations as are specifically set forth in this Agreement,  no implied  covenants or obligations shall be read into this  Agreement  against  the  Trustee  and,  in the absence of bad faith on the part of the Trustee,  the Trustee may conclusively  rely, as to the truth of the statements  and the  correctness of the opinions  expressed  therein,  upon any certificates  or  opinions  furnished  to the  Trustee  by the  Company  or the Master
        Servicer  and  which  on  their  face,  do not  contradict  the  requirements  of this
        Agreement;

(ii)    The  Trustee  shall not be  personally  liable for an error of  judgment  made in good faith by a  Responsible  Officer or  Responsible  Officers of the  Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)   The Trustee shall not be personally liable with respect to any action taken,  suffered or  omitted  to be  taken by it in good  faith in  accordance  with the  direction  of
        Certificateholders  of any  Class  holding  Certificates  which  evidence,  as to such
        Class,  Percentage Interests  aggregating not less than 25% as to the time, method and place of  conducting  any  proceeding  for any remedy  available  to the  Trustee,  or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)    The Trustee shall not be charged with  knowledge of any default  (other than a default in payment to the  Trustee)  specified  in clauses (i) and (ii) of Section  7.01 or an
        Event  of  Default  under  clauses  (iii),  (iv)  and (v) of  Section  7.01  unless  a
        Responsible  Officer of the Trustee  assigned to and  working in the  Corporate  Trust
        Office  obtains  actual  knowledge  of such  failure or event or the Trustee  receives written notice of such failure or event at its Corporate  Trust Office from the Master
        Servicer, the Company or any Certificateholder; and

(v)     Except to the extent  provided in Section 7.02, no provision in this  Agreement  shall require the Trustee to expend or risk its own funds  (including,  without  limitation, the making of any Advance) or otherwise incur any personal financial  liability in the performance  of any of its duties as Trustee  hereunder,  or in the exercise of any of its rights or powers, if the Trustee shall have reasonable  grounds for believing that repayment  of funds or  adequate  indemnity  against  such  risk or  liability  is not reasonably assured to it.

(d)     The Trustee shall timely pay,  from its own funds,  the amount of any and all federal, state and local  taxes  imposed  on the Trust Fund or its  assets or  transactions  including, without limitation,  (A) "prohibited  transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable,  (B) any tax on  contributions to a REMIC  after the  Closing  Date  imposed by  Section  860G(d) of the Code and (C) any tax on
"net income from foreclosure  property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its  obligations  hereunder,  which  breach constitutes negligence or willful misconduct of the Trustee.

(e)     Notwithstanding anything to the contrary contained herein or in any related Custodial
Agreement, in no event shall the Trustee have any liability in respect of any actions or omissions of the Custodian herein or pursuant to any related Custodial Agreement.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i)     The Trustee may rely and shall be protected in acting or  refraining  from acting upon
        any  resolution,   Officers'  Certificate,   certificate  of  auditors  or  any  other
        certificate,  statement, instrument, opinion, report, notice, request, consent, order, appraisal,  bond or other paper or  document  believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)    The  Trustee  may consult  with  counsel and any Opinion of Counsel  shall be full and complete  authorization  and  protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)   The  Trustee  shall be under no  obligation  to  exercise  any of the trusts or powers vested in it by this  Agreement  or to  institute,  conduct or defend  any  litigation hereunder  or in relation  hereto at the  request,  order or  direction  of any of the
        Certificateholders,  pursuant  to  the  provisions  of  this  Agreement,  unless  such
        Certificateholders  shall have offered to the Trustee reasonable security or indemnity against the costs,  expenses and liabilities which may be incurred therein or thereby;
        nothing contained herein shall, however,  relieve the Trustee of the obligation,  upon the  occurrence  of an Event of  Default  (which  has not been  cured or  waived),  to exercise such of the rights and powers vested in it by this Agreement,  and to use the same degree of care and skill in their  exercise as a prudent  investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)    The Trustee shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be  authorized  or within the  discretion or rights or powers conferred upon it by this Agreement;

(v)     Prior to the  occurrence  of an Event of  Default  hereunder  and after the  curing or waiver of all Events of Default  which may have  occurred,  the  Trustee  shall not be bound to make any  investigation  into the facts or matters stated in any  resolution, certificate,  statement, instrument, opinion, report, notice, request, consent, order, approval,  bond or other paper or  document,  unless  requested in writing so to do by
        Holders  of  Certificates  of any  Class  evidencing,  as to  such  Class,  Percentage
        Interests,  aggregating  not less than 50%;  provided,  however,  that if the  payment within a reasonable time to the Trustee of the costs,  expenses or liabilities  likely to be  incurred  by it in the making of such  investigation  is, in the opinion of the
        Trustee,  not reasonably  assured to the Trustee by the security afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity  against such expense or  liability  as a condition  to so  proceeding.  The  reasonable  expense of every such examination  shall be paid by the Master  Servicer,  if an Event of Default shall  have  occurred  and is  continuing,  and  otherwise  by  the  Certificateholder requesting the investigation;

(vi)    The Trustee may  execute any of the trusts or powers  hereunder  or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii)   To the extent  authorized under the Code and the regulations  promulgated  thereunder, each Holder of a Class R Certificate  hereby  irrevocably  appoints and authorizes the
        Trustee to be its  attorney-in-fact  for purposes of signing any Tax Returns  required to be filed on behalf of the  Trust  Fund.  The  Trustee  shall  sign on behalf of the
        Trust Fund and  deliver  to the Master  Servicer  in a timely  manner any Tax  Returns prepared by or on behalf of the Master  Servicer  that the Trustee is required to sign as determined by the Master Servicer  pursuant to applicable  federal,  state or local tax laws,  provided that the Master  Servicer shall  indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)     Following  the  issuance  of the  Certificates,  the  Trustee  shall  not  accept  any contribution  of assets to the Trust Fund unless  (subject to Section  10.01(f)) it shall have obtained or been  furnished  with an Opinion of Counsel to the effect  that such  contribution will not (i) cause any  portion of any REMIC  formed  under the Series  Supplement  to fail to qualify as a REMIC at any time that any  Certificates  are outstanding or (ii) cause the Trust
Fund to be  subject  to any  federal  tax as a  result  of such  contribution  (including  the imposition of any federal tax on "prohibited  transactions"  imposed under Section  860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals  contained  herein and in the  Certificates  (other than the execution of the  Certificates  and relating to the acceptance and receipt of the Mortgage  Loans) shall be taken as the  statements  of the  Company or the Master  Servicer  as the case may be, and the
Trustee   assumes  no   responsibility   for  their   correctness.   The   Trustee   makes  no
representations  as to the validity or sufficiency  of this  Agreement or of the  Certificates
(except that the Certificates  shall be duly and validly  executed and  authenticated by it as
Certificate  Registrar) or of any Mortgage Loan or related  document,  or of MERS or the MERS(R)
System.  Except as otherwise  provided  herein,  the Trustee shall not be accountable  for the use or  application  by the Company or the Master  Servicer of any of the  Certificates  or of
the  proceeds of such  Certificates,  or for the use or  application  of any funds paid to the
Company or the Master  Servicer in respect of the Mortgage  Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its  individual  or any other  capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

(a)     The Master  Servicer  covenants  and agrees to pay to the Trustee  and any  co-trustee from time to time,  and the  Trustee  and any  co-trustee  shall be  entitled  to,  reasonable compensation  (which  shall  not  be  limited  by  any  provision  of  law  in  regard  to the compensation  of a trustee of an express  trust) for all services  rendered by each of them in the execution of the trusts hereby  created and in the exercise and  performance of any of the powers and duties  hereunder of the Trustee and any  co-trustee,  and the Master Servicer will pay or reimburse  the Trustee and any  co-trustee  upon request for all  reasonable  expenses, disbursements  and advances  incurred or made by the Trustee or any  co-trustee  in accordance with any of the provisions of this Agreement  (including the reasonable  compensation  and the expenses  and  disbursements  of its counsel and of all persons not  regularly  in its employ, and  the  expenses  incurred  by  the  Trustee  or  any  co-trustee  in  connection  with  the appointment  of an office  or agency  pursuant  to  Section  8.12)  except  any such  expense, disbursement or advance as may arise from its negligence or bad faith.

(b)     The Master  Servicer  agrees to  indemnify  the Trustee  for,  and to hold the Trustee harmless  against,  any loss,  liability or expense  incurred  without  negligence  or willful misconduct on the Trustee's  part,  arising out of, or in connection  with, the acceptance and administration  of the Trust Fund,  including  the costs and  expenses  (including  reasonable legal  fees and  expenses)  of  defending  itself  against  any claim in  connection  with the exercise  or  performance  of any of its  powers  or  duties  under  this  Agreement  and  the
Custodial  Agreement,  and the Master  Servicer  further  agrees to indemnify the Trustee for, and to hold the Trustee harmless  against,  any loss,  liability or expense arising out of, or in  connection  with,  the  provisions  set forth in the second  paragraph of Section  2.01(c)
hereof,  including,  without  limitation,  all  costs,  liabilities  and  expenses  (including reasonable legal fees and expenses) of  investigating  and defending itself against any claim, action or  proceeding,  pending or threatened,  relating to the provisions of this  paragraph, provided that:

(i)     with  respect to any such  claim,  the  Trustee  shall have given the Master  Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)    while  maintaining  control  over its own defense,  the Trustee  shall  cooperate  and consult fully with the Master Servicer in preparing such defense; and

(iii)   notwithstanding  anything in this Agreement to the contrary, the Master Servicer shall not be liable for  settlement  of any claim by the Trustee  entered  into  without the prior  consent  of the  Master  Servicer  which  consent  shall  not  be  unreasonably withheld.

No  termination  of this  Agreement  shall  affect the  obligations  created  by this  Section
8.05(b) of the Master  Servicer to  indemnify  the  Trustee  under the  conditions  and to the extent set forth herein.

        Notwithstanding the foregoing,  the indemnification provided by the Master Servicer in this  Section  8.05(b)  shall not be available  (A) for any loss,  liability or expense of the
Trustee,  including the costs and expenses of defending itself against any claim,  incurred in connection  with any actions taken by the Trustee at the  direction of the  Certificateholders pursuant to the terms of this  Agreement  or (B) where the  Trustee is  required to  indemnify the Master Servicer pursuant to Section 12.05(a).

Section 8.06.  Eligibility Requirements for Trustee.

        The  Trustee  hereunder  shall at all times be a  corporation  or a  national  banking association  having its  principal  office in a state and city  acceptable  to the Company and organized  and doing  business  under the laws of such state or the United  States of America, authorized under such laws to exercise  corporate trust powers,  having a combined capital and surplus of at least  $50,000,000,  subject to  supervision  or examination by federal or state authority and the short-term  rating of such institution  shall be A-1 in the case of Standard
& Poor's if Standard & Poor's is a Rating  Agency.  If such  corporation  or national  banking association  publishes  reports of  condition  at least  annually,  pursuant  to law or to the requirements  of the aforesaid  supervising or examining  authority,  then for the purposes of this Section the combined  capital and surplus of such  corporation  shall be deemed to be its combined  capital  and  surplus  as set  forth in its  most  recent  report  of  condition  so published.  In case at any time the Trustee  shall cease to be  eligible  in  accordance  with the  provisions of this Section,  the Trustee shall resign  immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a)     The Trustee may at any time resign and be discharged  from the trusts  hereby  created by giving written notice  thereof to the Company.  Upon receiving such notice of  resignation, the Company shall promptly appoint a successor  trustee by written  instrument,  in duplicate, one copy of which instrument  shall be delivered to the resigning  Trustee and one copy to the successor  trustee.  If no successor  trustee  shall have been so appointed  and have accepted appointment  within 30 days  after the giving of such  notice of  resignation,  the  resigning
Trustee may petition any court of competent  jurisdiction  for the  appointment of a successor trustee.

(b)     If at any  time  the  Trustee  shall  cease  to be  eligible  in  accordance  with the provisions  of Section 8.06 and shall fail to resign  after  written  request  therefor by the
Company,  or if at any  time  the  Trustee  shall  become  incapable  of  acting,  or shall be adjudged  bankrupt or  insolvent,  or a receiver of the  Trustee or of its  property  shall be appointed,  or any  public  officer  shall take  charge or  control  of the  Trustee or of its property or affairs for the purpose of rehabilitation,  conservation or liquidation,  then the
Company  may remove the Trustee and  appoint a  successor  trustee by written  instrument,  in duplicate,  one copy of which  instrument shall be delivered to the Trustee so removed and one copy to the successor  trustee.  In addition,  in the event that the Company  determines  that
the   Trustee   has   failed  (i)  to   distribute   or  cause  to  be   distributed   to  the
Certificateholders  any amount  required to be distributed  hereunder,  if such amount is held by the  Trustee or its Paying  Agent  (other  than the Master  Servicer  or the  Company)  for distribution  or (ii) to  otherwise  observe  or perform in any  material  respect  any of its covenants,  agreements or obligations  hereunder,  and such failure shall continue  unremedied for a period of 5 days (in  respect  of clause  (i)  above) or 30 days (in  respect  of clause
(ii) above  other than any  failure to comply  with the  provisions  of Article  XII, in which case no notice or grace period shall be  applicable)  after the date on which  written  notice of such  failure,  requiring  that the same be remedied,  shall have been given to the Trustee by the  Company,  then the Company  may remove the Trustee and appoint a successor  trustee by written  instrument  delivered as provided in the preceding  sentence.  In connection with the appointment of a successor trustee pursuant to the preceding  sentence,  the Company shall, on or before the date on which any such appointment  becomes  effective,  obtain from each Rating
Agency  written  confirmation  that the  appointment  of any such  successor  trustee will not result in the  reduction of the ratings on any class of the  Certificates  below the lesser of the then current or original ratings on such Certificates.

(c)     The Holders of  Certificates  entitled to at least 51% of the Voting Rights may at any
time  remove  the  Trustee  and  appoint  a  successor   trustee  by  written   instrument  or
instruments,   in  triplicate,   signed  by  such  Holders  or  their  attorneys-in-fact  duly authorized,  one complete  set of which  instruments  shall be  delivered to the Company,  one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)     Any  resignation  or removal of the Trustee  and  appointment  of a successor  trustee pursuant to any of the provisions of this Section shall become  effective  upon  acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a)     Any  successor   trustee   appointed  as  provided  in  Section  8.07  shall  execute, acknowledge  and  deliver  to the  Company  and  to  its  predecessor  trustee  an  instrument accepting  such  appointment  hereunder,  and  thereupon  the  resignation  or  removal of the predecessor  trustee shall become effective and such successor  trustee shall become effective and such successor  trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its  predecessor  hereunder, with the like  effect as if  originally  named as  trustee  herein.  The  predecessor  trustee shall  deliver  to the  successor  trustee  all  Custodial  Files and  related  documents  and statements  held by it  hereunder  (other  than any  Custodial  Files  at the  time  held by a
Custodian,  which  shall  become  the  agent  of any  successor  trustee  hereunder),  and the
Company,  the Master  Servicer  and the  predecessor  trustee  shall  execute and deliver such instruments  and do such  other  things  as may  reasonably  be  required  for more  fully and certainly  vesting and  confirming in the successor  trustee all such rights,  powers,  duties and obligations.

(b)     No successor  trustee shall accept  appointment  as provided in this Section unless at the time of such acceptance  such successor  trustee shall be eligible under the provisions of
Section 8.06.

(c)     Upon  acceptance of  appointment  by a successor  trustee as provided in this Section, the Company shall mail notice of the  succession  of such trustee  hereunder to all Holders of
Certificates  at their addresses as shown in the  Certificate  Register.  If the Company fails to mail such notice within 10 days after  acceptance of appointment by the successor  trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national  banking  association into which the Trustee may be merged or converted  or with which it may be  consolidated  or any  corporation  or national  banking association  resulting  from any  merger,  conversion  or  consolidation  to which the Trustee shall be a party,  or any  corporation  or  national  banking  association  succeeding  to the business of the  Trustee,  shall be the  successor  of the Trustee  hereunder,  provided  such corporation  or  national  banking  association  shall be  eligible  under the  provisions  of
Section  8.06,  without the execution or filing of any paper or any further act on the part of any of the  parties  hereto,  anything  herein to the  contrary  notwithstanding.  The Trustee shall mail  notice of any such  merger or  consolidation  to the  Certificateholders  at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a)     Notwithstanding  any other provisions  hereof, at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction  in which any part of the Trust Fund or property securing  the same may at the time be located,  the Master  Servicer  and the  Trustee  acting jointly shall have the power and shall execute and deliver all  instruments  to appoint one or more Persons  approved by the Trustee to act as  co-trustee or  co-trustees,  jointly with the
Trustee,  or separate trustee or separate trustees,  of all or any part of the Trust Fund, and to vest in such  Person or Persons,  in such  capacity,  such title to the Trust Fund,  or any part  thereof,  and,  subject to the other  provisions  of this  Section  8.10,  such  powers, duties,  obligations,  rights and trusts as the Master  Servicer  and the Trustee may consider necessary  or  desirable.  If the Master  Servicer  shall not have joined in such  appointment within 15 days  after the  receipt by it of a request so to do, or in case an Event of Default shall have  occurred and be  continuing,  the Trustee  alone shall have the power to make such appointment.  No  co-trustee  or  separate  trustee  hereunder  shall be  required to meet the terms of  eligibility  as a successor  trustee under  Section 8.06  hereunder and no notice to
Holders of Certificates of the appointment of  co-trustee(s)  or separate  trustee(s) shall be required under Section 8.08 hereof.

(b)     In the case of any  appointment of a co-trustee or separate  trustee  pursuant to this
Section  8.10 all  rights,  powers,  duties and  obligations  conferred  or  imposed  upon the
Trustee  shall be  conferred or imposed  upon and  exercised or performed by the Trustee,  and such separate  trustee or co-trustee  jointly,  except to the extent that under any law of any jurisdiction  in which any  particular  act or acts are to be  performed  (whether  as Trustee
hereunder  or  as  successor  to  the  Master  Servicer  hereunder),   the  Trustee  shall  be
incompetent or  unqualified  to perform such act or acts, in which event such rights,  powers, duties and  obligations  (including  the  holding  of title to the Trust  Fund or any  portion thereof in any such  jurisdiction)  shall be exercised and performed by such separate  trustee or co-trustee at the direction of the Trustee.

(c)     Any notice,  request or other  writing  given to the  Trustee  shall be deemed to have been given to each of the then separate  trustees and co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing any separate trustee or co-trustee shall refer to this  Agreement  and the  conditions  of this  Article  VIII.  Each  separate  trustee  and co-trustee,  upon its acceptance of the trusts conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly with the Trustee or separately,  as may be provided  therein,  subject to all the  provisions  of this  Agreement, specifically  including  every  provision  of  this  Agreement  relating  to the  conduct  of, affecting the liability of, or affording  protection  to, the Trustee.  Every such  instrument shall be filed with the Trustee.

(d)     Any separate  trustee or  co-trustee  may, at any time,  constitute  the Trustee,  its agent or  attorney-in-fact,  with full power and  authority,  to the extent not  prohibited by law,  to do any  lawful act under or in  respect  of this  Agreement  on its behalf and in its name. If any separate  trustee or co-trustee  shall die,  become  incapable of acting,  resign or be removed, all of its estates,  properties,  rights, remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the  appointment  of a new or successor trustee.

Section 8.11.  Appointment of the Custodian.

        The Trustee may,  with the consent of the Master  Servicer and the Company,  or shall, at the  direction  of the  Company and the Master  Servicer,  appoint  custodians  who are not
Affiliates of the Company,  the Master  Servicer or any Seller to hold all or a portion of the
Custodial  Files  as  agent  for  the  Trustee,  by  entering  into  a  Custodial   Agreement.
Notwithstanding  anything to the contrary contained herein,  the Company,  Master Servicer and
Trustee  acknowledge  that  the  functions  of  the  Trustee  hereunder  with  respect  to the acceptance,  custody,  inspection  and release of Custodial  Files,  and the  preparation  and delivery of the Interim  Certification  required  pursuant to Section 2.02, shall be performed by the  Custodian  as and to the  extent  set forth in the  Custodial  Agreement.  Subject  to
Article VIII,  the Trustee  agrees to comply with the terms of each  Custodial  Agreement with respect to the Custodial  Files and to enforce the terms and  provisions  thereof  against the related  custodian  for the  benefit  of the  Certificateholders.  Each  custodian  shall be a depository  institution  subject to  supervision by federal or state  authority,  shall have a combined  capital and surplus of at least  $15,000,000  and shall be  qualified to do business in the  jurisdiction  in which it holds any Custodial  File.  Each Custodial  Agreement,  with respect to the  Custodial  Files,  may be amended  only as  provided  in  Section  11.01.  The
Trustee shall notify the  Certificateholders  of the appointment of any custodian  (other than the custodian appointed as of the Closing Date) pursuant to this Section 8.11.

        Appointment of Office or Agency.

        The  Trustee  will  maintain  an office or agency in the United  States at the address designated in Section 11.05 of the Series  Supplement  where  Certificates  may be surrendered for  registration of transfer or exchange.  The Trustee will maintain an office at the address stated in Section  11.05 of the Series  Supplement  where  notices  and demands to or upon the
Trustee in respect of this Agreement may be served.

ARTICLE IX

                     TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01.  Optional Purchase by the Master Servicer of All Certificates;  Termination Upon
                      Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

(a)     Subject to Section  9.02,  the  respective  obligations  and  responsibilities  of the
Company,  the Master  Servicer and the Trustee  created hereby in respect of the  Certificates
(other  than  the  obligation  of the  Trustee  to  make  certain  payments  after  the  Final
Distribution  Date to  Certificateholders  and the  obligation  of the Company to send certain notices as hereinafter  set forth) shall  terminate upon the last action  required to be taken by the Trustee on the Final  Distribution  Date  pursuant  to this  Article IX  following  the earlier of:

(i)     the later of the final  payment or other  liquidation  (or any  Advance  with  respect thereto) of the last Mortgage Loan  remaining in the Trust Fund or the  disposition of all property  acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage
        Loan, or

(ii)    the purchase by the Master  Servicer of all Mortgage  Loans and all property  acquired in respect of any Mortgage  Loan  remaining in the Trust Fund at a price equal to 100%
        of the unpaid  principal  balance of each  Mortgage  Loan or, if less than such unpaid principal balance,  the fair market value of the related  underlying  property of such
        Mortgage  Loan with respect to Mortgage  Loans as to which title has been  acquired if such  fair  market  value is less  than  such  unpaid  principal  balance  (net of any unreimbursed  Advances  attributable  to  principal)  on the  day of  repurchase  plus accrued  interest  thereon at the Net Mortgage  Rate (or Modified Net Mortgage Rate in
        the case of any Modified  Mortgage Loan) to, but not  including,  the first day of the month in which such repurchase  price is distributed,  provided,  however,  that in no event shall the trust created hereby  continue  beyond the expiration of 21 years from the death of the last  survivor  of the  descendants  of Joseph P.  Kennedy,  the late ambassador of the United  States to the Court of St. James,  living on the date hereof and provided  further that the purchase price set forth above shall be increased as is necessary,  as determined by the Master  Servicer,  to avoid  disqualification  of any portion of any REMIC  formed  under the Series  Supplement  as a REMIC.  The  purchase price paid by the Master  Servicer  shall also include any amounts owed by Residential
        Funding  pursuant to the last  paragraph of Section 4 of the  Assignment  Agreement in respect  of any  liability,  penalty  or expense  that  resulted  from a breach of the
        Compliance With Laws Representation, that remain unpaid on the date of such purchase.

        The right of the  Master  Servicer  to  purchase  all the  assets  of the  Trust  Fund pursuant to clause (ii) above is  conditioned  upon the Pool  Stated  Principal  Balance as of the Final  Distribution  Date,  prior to giving  effect  to  distributions  to be made on such
Distribution  Date,  being less than ten percent of the Cut-off Date Principal  Balance of the
Mortgage Loans.

        If such right is  exercised  by the Master  Servicer,  the  Master  Servicer  shall be deemed to have been reimbursed for the full amount of any  unreimbursed  Advances  theretofore made by it with  respect  to the  Mortgage  Loans.  In  addition,  the Master  Servicer  shall provide to the Trustee  the  certification  required  by Section  3.15 and the Trustee and the
Custodian  shall,  promptly  following  payment of the purchase  price,  release to the Master
Servicer the Custodial Files pertaining to the Mortgage Loans being purchased.

        In  addition  to the  foregoing,  on any  Distribution  Date on which the Pool  Stated
Principal  Balance,  prior to giving effect to distributions  to be made on such  Distribution
Date, is less than ten percent of the Cut-off Date  Principal  Balance of the Mortgage  Loans,
the Master  Servicer  shall have the right,  at its option,  to purchase the  Certificates  in whole, but not in part, at a price equal to the outstanding  Certificate  Principal Balance of such  Certificates  plus the sum of  Accrued  Certificate  Interest  thereon  for the  related
Interest  Accrual  Period and any  previously  unpaid  Accrued  Certificate  Interest.  If the
Master  Servicer  exercises this right to purchase the  outstanding  Certificates,  the Master
Servicer will promptly  terminate the  respective  obligations  and  responsibilities  created hereby in respect of the Certificates pursuant to this Article IX.

(b)     The Master  Servicer shall give the Trustee not less than 40 days' prior notice of the
Distribution  Date on which the Master Servicer  anticipates that the final  distribution will be made to  Certificateholders  (whether as a result of the exercise by the Master Servicer of its right to  purchase  the  assets of the Trust  Fund or  otherwise)  or on which the  Master
Servicer  anticipates that the Certificates  will be purchased (as a result of the exercise by the Master  Servicer to purchase  the  outstanding  Certificates).  Notice of any  termination specifying  the  anticipated  Final  Distribution  Date  (which  shall  be a date  that  would otherwise  be a  Distribution  Date) upon which the  Certificateholders  may  surrender  their
Certificates  to the Trustee  (if so  required  by the terms  hereof) for payment of the final distribution  and  cancellation  or notice of any  purchase of the  outstanding  Certificates, specifying the  Distribution  Date upon which the Holders may surrender their  Certificates to the Trustee for payment,  shall be given promptly by the Master  Servicer (if it is exercising its  right  to  purchase  the  assets  of  the  Trust  Fund  or to  purchase  the  outstanding
Certificates),  or by the  Trustee  (in any  other  case)  by  letter.  Such  notice  shall be prepared by the Master  Servicer (if it is exercising  its right to purchase the assets of the
Trust Fund or to  purchase  the  outstanding  Certificates),  or by the  Trustee (in any other case) and mailed by the Trustee to the  Certificateholders  not earlier  than the 15th day and not later than the 25th day of the month next  preceding the month of such final  distribution specifying:

(i)     the anticipated  Final  Distribution Date upon which final payment of the Certificates is  anticipated  to be made upon  presentation  and surrender of  Certificates  at the office or agency of the Trustee  therein  designated  where required  pursuant to this
        Agreement  or, in the case of the purchase by the Master  Servicer of the  outstanding
        Certificates, the Distribution Date on which such purchase is to be made,

(ii)    the  amount  of any  such  final  payment,  or in the  case  of  the  purchase  of the outstanding Certificates, the purchase price, in either case, if known, and

(iii)   that  the  Record  Date  otherwise   applicable  to  such  Distribution  Date  is  not
        applicable,  and in the case of the Senior Certificates,  or in the case of all of the
        Certificates  in connection  with the exercise by the Master  Servicer of its right to purchase  the  Certificates,  that  payment  will be made only upon  presentation  and surrender  of the  Certificates  at the  office  or  agency  of  the  Trustee  therein specified.

If the Master  Servicer is obligated to give notice to  Certificateholders  as  aforesaid,  it shall  give  such  notice to the  Certificate  Registrar  at the time such  notice is given to
Certificateholders  and, if the Master  Servicer  is  exercising  its rights to  purchase  the outstanding  Certificates,  it shall give such notice to each  Rating  Agency at the time such notice is given to  Certificateholders.  As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund,  the Master  Servicer shall deposit in the
Certificate  Account,  before the Final  Distribution  Date in immediately  available funds an amount  equal to the  purchase  price for the assets of the Trust  Fund,  computed as provided above.  As a result of the  exercise  by the  Master  Servicer  of its right to  purchase  the
outstanding  Certificates,   the  Master  Servicer  shall  deposit  in  an  Eligible  Account, established  by  the  Master  Servicer  on  behalf  of  the  Trustee  and  separate  from  the
Certificate  Account  in the name of the  Trustee in trust for the  registered  holders of the
Certificates,  before the Distribution  Date on which such purchase is to occur in immediately available  funds an amount  equal to the  purchase  price for the  Certificates,  computed  as above  provided,  and  provide  notice  of such  deposit  to the  Trustee.  The  Trustee  will withdraw from such account the amount specified in subsection (c) below.

(c)     In the  case of the  Senior  Certificates,  upon  presentation  and  surrender  of the
Certificates  by the  Certificateholders  thereof,  and in the case of the Class M and Class B
Certificates,  upon  presentation and surrender of the Certificates by the  Certificateholders thereof in  connection  with the exercise by the Master  Servicer of its right to purchase the
Certificates,  and otherwise in accordance with Section 4.01(a),  the Trustee shall distribute to the  Certificateholders  (i) the amount otherwise  distributable on such Distribution Date, if not in  connection  with the Master  Servicer's  election to  repurchase  the assets of the
Trust  Fund or the  outstanding  Certificates,  or (ii) if the Master  Servicer  elected to so repurchase  the  assets  of  the  Trust  Fund  or  the  outstanding  Certificates,  an  amount determined  as follows:  (A) with  respect to each  Certificate  the  outstanding  Certificate
Principal  Balance  thereof,  plus  Accrued  Certificate  Interest  for the  related  Interest
Accrual Period thereon and any previously  unpaid  Accrued  Certificate  Interest,  subject to the priority set forth in Section  4.02(a),  and (B) with respect to the Class R Certificates, any  excess  of the  amounts  available  for  distribution  (including  the  repurchase  price specified  in  clause  (ii)  of  subsection  (a)  of  this  Section)  over  the  total  amount distributed  under the  immediately  preceding  clause (A).  Notwithstanding  the reduction of the  Certificate  Principal  Balance of any Class of Subordinate  Certificates  to zero,  such
Class will be outstanding  hereunder until the  termination of the respective  obligations and responsibilities  of the Company,  the Master Servicer and the Trustee hereunder in accordance with Article IX.

(d)     If any  Certificateholders  shall not surrender their  Certificates  for final payment and  cancellation  on or  before  the Final  Distribution  Date (if so  required  by the terms hereof),  the  Trustee  shall on such  date  cause all funds in the  Certificate  Account  not distributed  in  final  distribution  to  Certificateholders  to be  withdrawn  therefrom  and credited to the remaining  Certificateholders  by depositing  such funds in a separate  escrow account,  which may be non-interest bearing, for the benefit of such  Certificateholders,  and the Master  Servicer (if it exercised its right to purchase the assets of the Trust Fund),  or the  Trustee  (in any  other  case)  shall  give a  second  written  notice  to the  remaining
Certificateholders  to surrender their  Certificates  for  cancellation  and receive the final distribution  with  respect  thereto.  If within  six  months  after  the  second  notice  any
Certificate  shall  not have  been  surrendered  for  cancellation,  the  Trustee  shall  take
appropriate   steps  as   directed  by  the  Master   Servicer   to  contact   the   remaining
Certificateholders  concerning  surrender  of their  Certificates.  The costs and  expenses of maintaining the escrow account and of contacting  Certificateholders  shall be paid out of the assets  which  remain in the escrow  account.  If within nine months  after the second  notice any Certificates  shall not have been surrendered for  cancellation,  the Trustee shall pay to the Master Servicer all amounts  distributable  to the holders thereof and the Master Servicer shall  thereafter  hold such amounts  until  distributed  to such Holders.  No interest  shall accrue or be payable to any  Certificateholder  on any amount held in the escrow account or by the  Master  Servicer  as a  result  of such  Certificateholder's  failure  to  surrender  its
Certificate(s) for final payment thereof in accordance with this Section 9.01.

(e)     If any  Certificateholders  do not  surrender  their  Certificates  on or  before  the
Distribution  Date on which a purchase  of the  outstanding  Certificates  is to be made,  the
Trustee shall on such date cause all funds in the  Certificate  Account  deposited  therein by the Master Servicer  pursuant to Section 9.01(b) to be withdrawn  therefrom and deposited in a separate  escrow  account,  which  may be  non-interest  bearing,  for  the  benefit  of  such
Certificateholders,  and the  Master  Servicer  shall  give a second  written  notice  to such
Certificateholders  to  surrender  their  Certificates  for  payment  of  the  purchase  price therefor.  If within six months after the second  notice any  Certificate  shall not have been surrendered  for  cancellation,  the Trustee shall take  appropriate  steps as directed by the
Master  Servicer to contact the Holders of such  Certificates  concerning  surrender  of their
Certificates.  The costs and  expenses of  maintaining  the escrow  account and of  contacting
Certificateholders  shall be paid out of the assets  which  remain in the escrow  account.  If within nine months after the second notice any  Certificates  shall not have been  surrendered for  cancellation  in accordance  with this Section 9.01,  the Trustee shall pay to the Master
Servicer  all amounts  distributable  to the Holders  thereof  and the Master  Servicer  shall thereafter  hold such amounts until  distributed to such Holders.  No interest shall accrue or be  payable  to any  Certificateholder  on any  amount  held in the  escrow  account or by the
Master   Servicer  as  a  result  of  such   Certificateholder's   failure  to  surrender  its
Certificate(s)  for payment in accordance  with this Section  9.01.  Any  Certificate  that is not  surrendered on the  Distribution  Date on which a purchase  pursuant to this Section 9.01 occurs as  provided  above  will be deemed to have been  purchased  and the  Holder as of such date will have no rights with respect  thereto  except to receive the purchase  price therefor minus any costs and  expenses  associated  with such  escrow  account  and  notices  allocated
thereto.   Any   Certificates   so  purchased  or  deemed  to  have  been  purchased  on  such
Distribution  Date  shall  remain   outstanding   hereunder  until  the  Master  Servicer  has
terminated the respective  obligations and  responsibilities  created hereby in respect of the
Certificates  pursuant to this Article IX. The Master  Servicer  shall be for all purposes the
Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.

(a)     Each REMIC that  comprises the Trust Fund shall be  terminated in accordance  with the following  additional  requirements,  unless (subject to Section 10.01(f)) the Trustee and the
Master  Servicer  have received an Opinion of Counsel  (which  Opinion of Counsel shall not be an expense of the  Trustee)  to the effect  that the failure of each such REMIC to comply with the  requirements  of this  Section  9.02 will not (i) result in the  imposition  on the Trust
Fund of taxes on  "prohibited  transactions,"  as described  in Section  860F of the Code,  or
(ii) cause any such REMIC to fail to  qualify as a REMIC at any time that any  Certificate  is outstanding:

(i)     The Master  Servicer shall establish a 90-day  liquidation  period for each such REMIC and specify the first day of such period in a statement  attached to the Trust  Fund's final Tax  Return  pursuant  to  Treasury  regulations  Section  1.860F-1.  The Master
        Servicer also shall satisfy all of the  requirements of a qualified  liquidation for a
        REMIC under Section 860F of the Code and regulations thereunder;

(ii)    The Master  Servicer  shall  notify the  Trustee at the  commencement  of such  90-day liquidation  period and, at or prior to the time of making of the final payment on the
        Certificates,  the Trustee  shall sell or  otherwise  dispose of all of the  remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii)   If the Master  Servicer or the Company is exercising  its right to purchase the assets of the Trust Fund, the Master Servicer  shall,  during the 90-day  liquidation  period and at or prior to the Final  Distribution  Date,  purchase  all of the  assets of the
        Trust Fund for cash.

(b)     Each Holder of a Certificate and the Trustee hereby irrevocably  approves and appoints the Master Servicer as its  attorney-in-fact to adopt a plan of complete  liquidation for each
REMIC at the expense of the Trust Fund in  accordance  with the terms and  conditions  of this
Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections,  the applicable
REMIC  shall be  terminated  on the  earlier  of the Final  Distribution  Date and the date on which it is deemed to receive the last  deemed  distributions  on the  related  Uncertificated
REMIC Regular Interests and the last distribution due on the Certificates is made.

ARTICLE X

                                       REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a)     The REMIC  Administrator shall make an election to treat the Trust Fund as one or more
REMICs  under the Code and,  if  necessary,  under  applicable  state law.  The assets of each such REMIC  will be set forth in the Series  Supplement.  Such  election  will be made on Form
1066 or other  appropriate  federal tax or  information  return  (including  Form 8811) or any appropriate  state return for the taxable year ending on the last day of the calendar  year in which the  Certificates  are issued.  For the  purposes  of each REMIC  election in respect of the Trust Fund,  Certificates  and interests to be designated as the "regular  interests"  and the sole class of  "residual  interests"  in the REMIC  will be set forth in Section  10.03 of the  Series  Supplement.  The  REMIC  Administrator  and the  Trustee  shall  not  permit  the creation of any  "interests"  (within  the  meaning of Section  860G of the Code) in any REMIC elected  in  respect  of the Trust Fund  other  than the  "regular  interests"  and  "residual interests" so designated.

(b)     The Closing Date is hereby  designated  as the "startup  day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c)     The  REMIC  Administrator  shall  hold a  Class  R  Certificate  representing  a 0.01%
Percentage  Interest  each Class of the Class R  Certificates  and shall be designated as "the tax  matters  person"  with  respect  to each  REMIC in the  manner  provided  under  Treasury regulations section 1.860F-4(d) and Treasury regulations section  301.6231(a)(7)-1.  The REMIC
Administrator,  as tax  matters  person,  shall (i) act on behalf of each REMIC in relation to any tax matter or  controversy  involving the Trust Fund and (ii)  represent the Trust Fund in any  administrative  or  judicial  proceeding  relating  to an  examination  or  audit  by any governmental  taxing authority with respect  thereto.  The legal expenses,  including  without limitation  attorneys'  or  accountants'  fees,  and  costs  of any  such  proceeding  and any
liability   resulting   therefrom   shall  be  expenses  of  the  Trust  Fund  and  the  REMIC
Administrator shall be entitled to reimbursement  therefor out of amounts  attributable to the
Mortgage  Loans on deposit in the  Custodial  Account as provided by Section  3.10 unless such legal  expenses  and  costs are  incurred  by  reason  of the  REMIC  Administrator's  willful misfeasance,  bad faith or gross  negligence.  If the  REMIC  Administrator  is no longer  the
Master Servicer  hereunder,  at its option the REMIC  Administrator may continue its duties as
REMIC  Administrator  and shall be paid reasonable  compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d)     The REMIC  Administrator  shall prepare or cause to be prepared all of the Tax Returns that it  determines  are required  with respect to each REMIC  created  hereunder  and deliver such Tax Returns in a timely  manner to the  Trustee and the Trustee  shall sign and file such
Tax Returns in a timely  manner.  The  expenses of preparing  such  returns  shall be borne by
the  REMIC   Administrator   without   any  right  of   reimbursement   therefor.   The  REMIC
Administrator  agrees to  indemnify  and hold  harmless the Trustee with respect to any tax or liability  arising  from  the  Trustee's  signing  of  Tax  Returns  that  contain  errors  or omissions.  The Trustee and Master  Servicer  shall promptly  provide the REMIC  Administrator with  such  information  as the REMIC  Administrator  may from  time to time  request  for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e)     The REMIC  Administrator  shall provide (i) to any Transferor of a Class R Certificate such  information  as is necessary for the  application of any tax relating to the transfer of a Class R Certificate  to any Person who is not a Permitted  Transferee,  (ii) to the Trustee,
and the Trustee shall forward to the  Certificateholders,  such  information or reports as are required  by the  Code  or the  REMIC  Provisions  including  reports  relating  to  interest, original issue discount and market  discount or premium (using the Prepayment  Assumption) and
(iii) to the Internal  Revenue Service the name,  title,  address and telephone  number of the person who will serve as the representative of each REMIC.

(f)     The Master  Servicer  and the REMIC  Administrator  shall take such  actions and shall cause each REMIC created  hereunder to take such actions as are  reasonably  within the Master
Servicer's  or  the  REMIC   Administrator's   control  and  the  scope  of  its  duties  more
specifically  set forth  herein as shall be  necessary  or desirable to maintain the status of each REMIC as a REMIC  under the REMIC  Provisions  (and the Trustee  shall  assist the Master
Servicer  and the REMIC  Administrator,  to the  extent  reasonably  requested  by the  Master
Servicer  and  the  REMIC  Administrator  to  do  so).  The  Master  Servicer  and  the  REMIC
Administrator  shall not knowingly or intentionally  take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any  action  reasonably  within their  respective  control that,  under the REMIC  Provisions,  if taken or not taken,  as the case may be,  could (i)  endanger  the  status of any  portion of any REMIC  formed  under the
Series  Supplement  as a REMIC or (ii) result in the  imposition  of a tax upon any such REMIC
(including  but not  limited  to the tax on  prohibited  transactions  as  defined  in Section
860F(a)(2) of the Code and the tax on  contributions  to a REMIC set forth in Section  860G(d)
of  the  Code)  (either  such  event,  in  the  absence  of  an  Opinion  of  Counsel  or  the indemnification  referred to in this  sentence,  an "Adverse  REMIC Event")  unless the Master
Servicer or the REMIC  Administrator,  as  applicable,  has received an Opinion of Counsel (at the  expense  of the party  seeking to take such  action  or, if such party  fails to pay such expense,  and the Master Servicer or the REMIC Administrator,  as applicable,  determines that taking such action is in the best  interest of the Trust Fund and the  Certificateholders,  at the expense of the Trust  Fund,  but in no event at the  expense of the Master  Servicer,  the
REMIC  Administrator  or the  Trustee)  to the effect that the  contemplated  action will not, with  respect to each REMIC  created  hereunder,  endanger  such status or,  unless the Master
Servicer,  the REMIC  Administrator  or both,  as  applicable,  determine in its or their sole discretion  to indemnify the Trust Fund against the  imposition  of such a tax,  result in the imposition of such a tax.  Wherever in this Agreement a  contemplated  action may not be taken because the timing of such action might result in the  imposition  of a tax on the Trust Fund, or may only be taken  pursuant to an Opinion of Counsel  that such  action  would not impose a tax on the Trust Fund,  such  action may  nonetheless  be taken  provided  that the  indemnity given in the  preceding  sentence with respect to any taxes that might be imposed on the Trust
Fund has been given and that all other  preconditions  to the taking of such  action have been satisfied.  The Trustee shall not take or fail to take any action  (whether or not  authorized hereunder) as to which the Master  Servicer or the REMIC  Administrator,  as  applicable,  has advised  it in writing  that it has  received  an  Opinion  of  Counsel to the effect  that an
Adverse  REMIC Event could occur with  respect to such action.  In  addition,  prior to taking any action with respect to any REMIC  created  hereunder  or any related  assets  thereof,  or causing any such REMIC to take any action,  which is not expressly  permitted  under the terms of  this  Agreement,  the  Trustee  will  consult  with  the  Master  Servicer  or  the  REMIC
Administrator,  as  applicable,  or its  designee,  in writing,  with  respect to whether such action  could cause an Adverse  REMIC Event to occur with  respect to any such REMIC,  and the
Trustee  shall not take any such  action or cause any such REMIC to take any such action as to which the  Master  Servicer  or the REMIC  Administrator,  as  applicable,  has  advised it in writing  that  an  Adverse  REMIC  Event  could  occur.  The  Master  Servicer  or  the  REMIC
Administrator,  as applicable,  may consult with counsel to make such written advice,  and the cost of same shall be borne by the party  seeking to take the action not  expressly  permitted by this  Agreement,  but in no  event at the  expense  of the  Master  Servicer  or the  REMIC
Administrator.  At all times as may be required by the Code,  the Master  Servicer will to the extent  within its  control and the scope of its duties more  specifically  set forth  herein, maintain  substantially  all of the  assets of each  REMIC  created  hereunder  as  "qualified mortgages"  as  defined in  Section  860G(a)(3)  of the Code and  "permitted  investments"  as defined in Section 860G(a)(5) of the Code.

(g)     In the  event  that any tax is  imposed  on  "prohibited  transactions"  of any  REMIC created  hereunder  as  defined  in  Section  860F(a)(2)  of the  Code,  on "net  income  from foreclosure  property"  of any such REMIC as defined  in Section  860G(c) of the Code,  on any contributions  to any such REMIC after the Startup Day  therefor  pursuant to Section  860G(d)
of the Code,  or any other tax is imposed by the Code or any  applicable  provisions  of state or local tax laws,  such tax shall be charged (i) to the Master  Servicer,  if such tax arises out of or results from a breach by the Master  Servicer of any of its  obligations  under this
Agreement  or the Master  Servicer has in its sole  discretion  determined  to  indemnify  the
Trust Fund  against such tax,  (ii) to the Trustee,  if such tax arises out of or results from a breach by the Trustee of any of its  obligations  under this  Article X, or (iii)  otherwise against  amounts on deposit in the  Custodial  Account as provided by Section  3.10 and on the
Distribution  Date(s)  following  such  reimbursement  the  aggregate  of such taxes  shall be allocated in reduction of the Accrued  Certificate  Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)     The Trustee and the Master Servicer shall,  for federal income tax purposes,  maintain books and records with respect to each REMIC  created  hereunder on a calendar  year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)     Following  the Startup Day,  neither the Master  Servicer nor the Trustee shall accept any  contributions  of  assets to any REMIC  created  hereunder  unless  (subject  to  Section
10.01(f))  the Master  Servicer and the Trustee  shall have received an Opinion of Counsel (at the expense of the party seeking to make such  contribution)  to the effect that the inclusion of such  assets in such  REMIC  will not cause the REMIC to fail to  qualify as a REMIC at any time that any  Certificates  are  outstanding  or subject the REMIC to any tax under the REMIC
Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)     Neither the Master Servicer nor the Trustee shall (subject to Section  10.01(f)) enter into any  arrangement  by which  any  REMIC  created  hereunder  will  receive  a fee or other compensation  for  services  nor permit any such REMIC to receive any income from assets other than  "qualified  mortgages"  as  defined  in  Section  860G(a)(3)  of the Code or  "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)     Solely for the purposes of Section  1.860G-1(a)(4)(iii)  of the Treasury  Regulations,
the "latest possible  maturity date" by which the Certificate  Principal Balance of each Class of Certificates  (other than the Interest Only  Certificates)  representing a regular interest in the  applicable  REMIC and the  Uncertificated  Principal  Balance  of each  Uncertificated
REMIC Regular Interest (other than each Uncertificated  REMIC Regular Interest  represented by a Class  A-V  Certificate,  if any) and the  rights  to the  Interest  Only  Certificates  and
Uncertificated  REMIC  Regular  Interest  represented  by a Class  A-V  Certificate  would  be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l)     Within 30 days after the Closing Date, the REMIC  Administrator shall prepare and file with the Internal  Revenue  Service Form 8811,  "Information  Return for Real Estate  Mortgage
Investment  Conduits (REMIC) and Issuers of  Collateralized  Debt  Obligations" for each REMIC created hereunder.

(m)     Neither the Trustee nor the Master  Servicer shall sell,  dispose of or substitute for any of the Mortgage  Loans (except in  connection  with (i) the default,  imminent  default or foreclosure  of a Mortgage  Loan,  including but not limited to, the  acquisition or sale of a
Mortgaged  Property acquired by deed in lieu of foreclosure,  (ii) the bankruptcy of any REMIC created  hereunder,  (iii) the  termination  of any such REMIC  pursuant to Article IX of this
Agreement  or  (iv) a  purchase  of  Mortgage  Loans  pursuant  to  Article  II or III of this
Agreement) nor acquire any assets for any such REMIC,  nor sell or dispose of any  investments in the Custodial  Account or the Certificate  Account for gain nor accept any contributions to any such REMIC after the Closing  Date unless it has  received an Opinion of Counsel that such sale,  disposition,  substitution or acquisition  will not (a) affect  adversely the status of such  REMIC  as a  REMIC  or (b)  unless  the  Master  Servicer  has  determined  in its  sole discretion to indemnify  the Trust Fund against such tax,  cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)     The Trustee agrees to indemnify the Trust Fund, the Company,  the REMIC  Administrator
and  the  Master  Servicer  for  any  taxes  and  costs  including,  without  limitation,  any reasonable  attorneys  fees  imposed on or  incurred  by the Trust  Fund,  the  Company or the
Master  Servicer,  as a result of a breach of the  Trustee's  covenants  set forth in  Article
VIII or this Article X.

(b)     The REMIC  Administrator  agrees to indemnify the Trust Fund, the Company,  the Master
Servicer  and the  Trustee  for any  taxes  and  costs  (including,  without  limitation,  any reasonable  attorneys'  fees)  imposed on or  incurred  by the Trust Fund,  the  Company,  the
Master  Servicer  or the  Trustee,  as a  result  of a  breach  of the  REMIC  Administrator's covenants  set forth in this Article X with respect to compliance  with the REMIC  Provisions, including  without  limitation,  any  penalties  arising from the  Trustee's  execution of Tax
Returns  prepared by the REMIC  Administrator  that  contain  errors or  omissions;  provided, however,  that such  liability will not be imposed to the extent such breach is a result of an error or omission in information  provided to the REMIC  Administrator  by the Master Servicer in which case Section 10.02(c) will apply.

(c)     The Master  Servicer  agrees to  indemnify  the Trust  Fund,  the  Company,  the REMIC
Administrator  and the Trustee for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys' fees) imposed on or incurred by the Trust Fund, the Company,  the REMIC
Administrator or the Trustee,  as a result of a breach of the Master Servicer's  covenants set forth in this  Article  X or in  Article  III  with  respect  to  compliance  with  the  REMIC
Provisions,  including without limitation,  any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

Section 10.04. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

        As provided in Section 10.04 of the Series Supplement.

Section 10.05. Compliance with Withholding Requirements.

        As provided in Section 10.05 of the Series Supplement.

ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a)     This  Agreement  or any  Custodial  Agreement  may be amended from time to time by the
Company,   the  Master  Servicer  and  the  Trustee,   without  the  consent  of  any  of  the
Certificateholders:

(i)     to cure any ambiguity,

(ii)    to correct or supplement any provisions  herein or therein,  which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)   to  modify,  eliminate  or add to any of its  provisions  to such  extent  as shall be necessary or desirable to maintain the  qualification  of the Trust Fund as a REMIC at all times that any  Certificate is outstanding or to avoid or minimize the risk of the imposition  of any tax on the Trust  Fund  pursuant  to the Code that would be a claim against the Trust Fund,  provided  that the Trustee has received an Opinion of Counsel to the  effect  that (A) such  action is  necessary  or  desirable  to  maintain  such qualification  or to avoid or minimize the risk of the  imposition of any such tax and
        (B) such action will not  adversely  affect in any material  respect the  interests of any Certificateholder,

(iv)    to change the timing  and/or  nature of  deposits  into the  Custodial  Account or the
        Certificate  Account  or to  change  the  name  in  which  the  Custodial  Account  is maintained,  provided that (A) the Certificate  Account Deposit Date shall in no event be later than the related  Distribution  Date, (B) such change shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material  respect the interests of any  Certificateholder  and (C) such  change  shall not result in a  reduction  of the rating  assigned  to any Class of  Certificates  below  the lower of the  then-current rating or the rating  assigned to such  Certificates  as of the  Closing  Date (in the case  of the  Insured  Certificates  (as  defined  in  the  Series  Supplement),  such determination  shall be made  without  giving  effect to the  Certificate  Policy  (as defined in the Series  Supplement)),  as evidenced by a letter from each Rating Agency to such effect,

(v)     to  modify,  eliminate  or add to the  provisions  of  Section  5.02(f)  or any  other provision hereof restricting transfer of the Class R Certificates,  by virtue of their being the  "residual  interests"  in a REMIC,  provided that (A) such change shall not result in reduction  of the rating  assigned to any such Class of  Certificates  below the lower of the  then-current  rating or the rating assigned to such  Certificates as of the  Closing  Date (in the case of the  Insured  Certificates  (as  defined  in the
        Series  Supplement),  such  determination  shall be made without  giving effect to the
        Certificate  Policy (as defined in the Series  Supplement)),  as evidenced by a letter from each Rating  Agency to such  effect,  and (B) such change  shall not  (subject to
        Section 10.01(f)),  as evidenced by an Opinion of Counsel (at the expense of the party seeking so to  modify,  eliminate  or add such  provisions),  cause any REMIC  created hereunder or any of the  Certificateholders  (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi)    to make any other  provisions with respect to matters or questions  arising under this
        Agreement or such Custodial Agreement which shall not be materially  inconsistent with the  provisions of this  Agreement,  provided that such action shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material  respect the interests of any Certificateholder or

               (vii)  to amend any provision  herein or therein that is not material to any of the Certificateholders.

(b)     This  Agreement or any  Custodial  Agreement  may also be amended from time to time by the  Company,  the  Master  Servicer  and the  Trustee  with the  consent  of the  Holders  of
Certificates  evidencing  in the aggregate  not less than 66% of the  Percentage  Interests of each Class of  Certificates  with a Certificate  Principal  Balance greater than zero affected thereby for the purpose of adding any  provisions to or changing in any manner or  eliminating any of the  provisions of this  Agreement or such  Custodial  Agreement or of modifying in any manner the rights of the Holders of Certificates  of such Class;  provided,  however,  that no such amendment shall:

(i)     reduce in any  manner  the  amount  of, or delay the  timing  of,  payments  which are required to be  distributed  on any  Certificate  without the consent of the Holder of such Certificate,

(ii)    reduce the aforesaid  percentage of Certificates of any Class the Holders of which are required  to consent to any such  amendment,  in any such case  without the consent of the Holders of all Certificates of such Class then outstanding.

(c)     Notwithstanding  any  contrary  provision  of this  Agreement,  the Trustee  shall not consent to any amendment to this  Agreement  unless it shall have first received an Opinion of
Counsel  (subject to Section  10.01(f) and at the expense of the party seeking such amendment)
to the  effect  that such  amendment  or the  exercise  of any  power  granted  to the  Master
Servicer,  the  Company  or the  Trustee  in  accordance  with  such  amendment  is  permitted hereunder  and will not result in the  imposition  of a federal tax on the Trust Fund or cause any REMIC created  under the Series  Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d)     Promptly after the execution of any such  amendment the Trustee shall furnish  written
notification   of  the   substance   of   such   amendment   to   the   Custodian   and   each
Certificateholder.  It shall not be  necessary  for the  consent of  Certificateholders  under this Section 11.01 to approve the particular form of any proposed  amendment,  but it shall be sufficient  if such  consent  shall  approve the  substance  thereof.  The manner of obtaining
such   consents  and  of  evidencing   the   authorization   of  the   execution   thereof  by
Certificateholders  shall  be  subject  to such  reasonable  regulations  as the  Trustee  may prescribe.

(e)     The Company shall have the option,  in its sole  discretion,  to obtain and deliver to the Trustee any corporate guaranty,  payment obligation,  irrevocable letter of credit, surety bond,  insurance  policy or similar  instrument or a reserve fund, or any  combination  of the foregoing,  for the purpose of protecting the Holders of the Class B Certificates  against any or all  Realized  Losses or other  shortfalls.  Any such  instrument  or fund shall be held by the  Trustee  for the  benefit of the Class B  Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included in the Trust  Fund.  To the extent that any such  instrument or fund  constitutes a reserve fund for federal income tax purposes,  (i)
any  reserve  fund so  established  shall be an outside  reserve  fund and not an asset of the
Trust  Fund,  (ii) any such  reserve  fund shall be owned by the  Company,  and (iii)  amounts transferred  by the  Trust  Fund  to any  such  reserve  fund  shall  be  treated  as  amounts distributed  by the Trust Fund to the  Company  or any  successor,  all within the  meaning of
Treasury  Regulations  Section  1.860G-2(h)  as it reads as of the Cut-off Date. In connection with the provision of any such  instrument or fund,  this  Agreement and any provision  hereof may be  modified,  added to,  deleted or  otherwise  amended in any manner  that is related or incidental to such instrument or fund or the  establishment or  administration  thereof,  such amendment  to be made by written  instrument  executed  or  consented  to by the  Company  but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the  Trustee  being  required  unless  any  such  amendment  would  impose  any  additional obligation on, or otherwise  adversely affect the interests of the Senior  Certificateholders, the Class M  Certificateholders,  the Master Servicer or the Trustee, as applicable;  provided that the Company obtains  (subject to Section  10.01(f)) an Opinion of Counsel (which need not be an opinion of  Independent  counsel) to the effect that any such  amendment  will not cause
(a) any  federal  tax to be imposed  on the Trust  Fund,  including  without  limitation,  any federal tax imposed on "prohibited  transactions"  under Section  860F(a)(1) of the Code or on
"contributions  after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created  hereunder  to  fail to  qualify  as a REMIC  at any  time  that  any  Certificate  is outstanding.  In the event that the Company  elects to provide such  coverage in the form of a limited  guaranty  provided by GMAC LLC, the Company may elect that the text of such amendment to this Agreement  shall be  substantially  in the form attached hereto as Exhibit K (in which case  Residential  Funding's  Subordinate  Certificate  Loss  Obligation  as described in such exhibit shall be  established  by Residential  Funding's  consent to such  amendment) and that the limited  guaranty  shall be executed in the form  attached  hereto as Exhibit L, with such changes as the Company  shall deem to be  appropriate;  it being  understood  that the Trustee has  reviewed  and  approved  the  content  of such  forms and that the  Trustee's  consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

(a)     To the extent  permitted by applicable  law, this  Agreement is subject to recordation in all  appropriate  public  offices for real  property  records in all the  counties or other comparable  jurisdictions  in which any or all of the properties  subject to the Mortgages are
situated,   and  in  any  other  appropriate  public  recording  office  or  elsewhere,   such
recordation  to be effected by the Master  Servicer  and at its  expense on  direction  by the
Trustee  (pursuant to the request of Holders of  Certificates  entitled to at least 25% of the
Voting  Rights),  but only upon  direction  accompanied by an Opinion of Counsel to the effect
that  such   recordation   materially   and   beneficially   affects  the   interests  of  the
Certificateholders.

(b)     For the purpose of  facilitating  the recordation of this Agreement as herein provided and for other  purposes,  this  Agreement  may be  executed  simultaneously  in any  number of counterparts,  each of  which  counterparts  shall  be  deemed  to be an  original,  and  such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a)     The death or incapacity of any  Certificateholder  shall not operate to terminate this
Agreement or the Trust Fund, nor entitle such  Certificateholder's  legal  representatives  or heirs to  claim  an  accounting  or to take  any  action  or  proceeding  in any  court  for a partition or winding up of the Trust Fund, nor otherwise  affect the rights,  obligations  and liabilities of any of the parties hereto.

(b)     No  Certificateholder  shall  have any right to vote  (except  as  expressly  provided herein) or in any manner  otherwise  control the operation  and  management of the Trust Fund, or the  obligations of the parties  hereto,  nor shall anything herein set forth, or contained in the terms of the  Certificates,  be construed so as to  constitute  the  Certificateholders from time to time as partners or members of an  association;  nor shall any  Certificateholder be under any  liability  to any third  person by reason of any action  taken by the parties to this Agreement pursuant to any provision hereof.

(c)     No  Certificateholder  shall  have  any  right  by  virtue  of any  provision  of this
Agreement to institute  any suit,  action or  proceeding  in equity or at law upon or under or with  respect  to this  Agreement,  unless  such  Holder  previously  shall  have given to the
Trustee  a  written  notice  of  default  and  of the  continuance  thereof,  as  hereinbefore provided,  and  unless  also the  Holders  of  Certificates  of any  Class  evidencing  in the aggregate  not less than 25% of the related  Percentage  Interests  of such Class,  shall have made written  request upon the Trustee to institute  such action,  suit or  proceeding  in its own  name as  Trustee  hereunder  and  shall  have  offered  to the  Trustee  such  reasonable indemnity  as it may  require  against  the costs,  expenses  and  liabilities  to be incurred therein or thereby,  and the Trustee,  for 60 days after its receipt of such  notice,  request and offer of indemnity,  shall have  neglected or refused to institute  any such action,  suit or  proceeding  it being  understood  and  intended,  and being  expressly  covenanted by each
Certificateholder  with every other  Certificateholder  and the  Trustee,  that no one or more
Holders of  Certificates  of any Class  shall have any right in any manner  whatever by virtue of any provision of this  Agreement to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other Class,  or to obtain or seek to obtain  priority over or  preference  to any other such Holder,  or to enforce any right under this  Agreement,  except  in the  manner  herein  provided  and  for  the  common  benefit  of
Certificateholders  of such Class or all Classes,  as the case may be. For the  protection and enforcement  of the  provisions of this Section 11.03,  each and every  Certificateholder  and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the  Certificates  shall be governed by and construed in accordance with  the  laws of the  State of New York and the  obligations,  rights  and  remedies  of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable,  (i) shall notify each
Rating  Agency at such time as it is  otherwise  required  pursuant to this  Agreement to give notice of the  occurrence  of, any of the events  described in clause (a), (b), (c), (d), (g),
(h),  (i) or (j) below,  (ii) shall  notify the  Subservicer  at such time as it is  otherwise required  pursuant to this  Agreement to give notice of the  occurrence  of, any of the events described in clause (a), (b),  (c)(1),  (g)(1),  or (i) below, or (iii) provide a copy to each
Rating Agency at such time as otherwise  required to be delivered  pursuant to this  Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c)     (1)  the  termination  or  appointment  of a  successor  Master  Servicer  or (2)  the termination  or  appointment  of a  successor  Trustee  or a  change  in the  majority ownership of the Trustee,

(d)     the filing of any claim  under the Master  Servicer's  blanket  fidelity  bond and the errors and omissions  insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

(e)     the  statement  required to be delivered to the Holders of each Class of  Certificates pursuant to Section 4.03,

(f)     the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)     (1) a change in the location of the Custodial  Account or (2) a change in the location of the Certificate Account,

(h)     the  occurrence  of any  monthly  cash flow  shortfall  to the Holders of any Class of
        Certificates  resulting  from the  failure by the Master  Servicer  to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided,  however,  that with respect to notice of the occurrence of the events  described in clauses (d), (g) or (h) above,  the Master  Servicer  shall provide  prompt  written notice to each Rating Agency and the Subservicer,  if applicable,  of any such event known to the Master
Servicer.

Section 11.07. Severability of Provisions.

        If any  one or  more  of the  covenants,  agreements,  provisions  or  terms  of  this
Agreement shall be for any reason  whatsoever held invalid,  then such covenants,  agreements, provisions  or terms  shall be deemed  severable  from the  remaining  covenants,  agreements, provisions  or  terms  of  this  Agreement  and  shall  in  no  way  affect  the  validity  or enforceability  of the  other  provisions  of this  Agreement  or of the  Certificates  or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This  Agreement  may be  supplemented  by means of the addition of a separate  Article hereto (a "Supplemental  Article") for the purpose of  resecuritizing  any of the Certificates issued  hereunder,  under the  following  circumstances.  With respect to any Class or Classes of Certificates  issued  hereunder,  or any portion of any such Class, as to which the Company
or  any  of  its  Affiliates  (or  any  designee   thereof)  is  the  registered  Holder  (the
"Resecuritized Certificates"),  the Company may deposit such Resecuritized Certificates into a new REMIC,  grantor trust or custodial  arrangement (a "Restructuring  Vehicle") to be held by the Trustee  pursuant to a Supplemental  Article.  The instrument  adopting such  Supplemental
Article  shall be executed by the Company,  the Master  Servicer  and the  Trustee;  provided, that neither the Master  Servicer nor the Trustee  shall  withhold  their  consent  thereto if their  respective  interests  would  not be  materially  adversely  affected  thereby.  To the extent that the terms of the  Supplemental  Article do not in any way affect any provisions of this Agreement as to any of the Certificates  initially issued hereunder,  the adoption of the
Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each  Supplemental  Article shall set forth all necessary  provisions  relating to the
holding  of  the  Resecuritized   Certificates  by  the  Trustee,  the  establishment  of  the
Restructuring   Vehicle,   the  issuing  of  various  classes  of  new   certificates  by  the
Restructuring  Vehicle and the  distributions  to be made  thereon,  and any other  provisions necessary  for the  purposes  thereof.  In  connection  with each  Supplemental  Article,  the
Company  shall  deliver to the  Trustee  an  Opinion  of  Counsel  to the effect  that (i) the
Restructuring  Vehicle will qualify as a REMIC,  grantor  trust or other entity not subject to taxation for federal  income tax purposes  and (ii) the adoption of the  Supplemental  Article will not  endanger  the status of the Trust Fund as a REMIC or (subject  to Section  10.01(f))
result in the  imposition of a tax upon the Trust Fund  (including  but not limited to the tax on  prohibited  transactions  as  defined  in  Section  860F(a)(2)  of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

        As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.

        As provided in Section 11.10 of the Series Supplement.

ARTICLE XII

                                COMPLIANCE WITH REGULATION AB

Section 12.01. Intent of the Parties; Reasonableness.

               The Company,  the Trustee and the Master  Servicer  acknowledge  and agree that the  purpose  of  this  Article  XII is to  facilitate  compliance  by the  Company  with  the provisions  of  Regulation  AB and  related  rules  and  regulations  of the  Commission.  The
Company shall not exercise its right to request  delivery of information or other  performance under these  provisions  other than in good faith,  or for purposes other than compliance with the Securities  Act, the Exchange Act and the rules and  regulations  of the Commission  under the  Securities  Act  and the  Exchange  Act.  Each of the  Master  Servicer  and the  Trustee
acknowledges that  interpretations  of the requirements of Regulation AB may change over time, whether due to  interpretive  guidance  provided  by the  Commission  or its staff,  consensus
among  participants  in  the  mortgage-backed   securities  markets,  advice  of  counsel,  or
otherwise,  and agrees to comply with  reasonable  requests  made by the Company in good faith for delivery of information  under these  provisions on the basis of evolving  interpretations of  Regulation  AB. Each of the Master  Servicer and the Trustee  shall  cooperate  reasonably with the Company to deliver to the Company  (including  any of its  assignees  or  designees),
any  and  all  disclosure,   statements,  reports,  certifications,   records  and  any  other
information  necessary in the reasonable,  good faith  determination  of the Company to permit the Company to comply with the provisions of Regulation AB.

Section 12.02. Additional Representations and Warranties of the Trustee.

               (a)    The Trustee  shall be deemed to represent  and warrant to the Company as of the Closing  Date and on each date on which  information  is provided to the Company  under
Sections  12.01,  12.02(b) or 12.03 that,  except as disclosed in writing to the Company prior to such  date:  (i) it is not  aware  and has not  received  notice  that any  default,  early
amortization   or  other   performance   triggering   event  has  occurred  as  to  any  other
Securitization  Transaction  due to any default of the  Trustee;  (ii) there are no aspects of its financial  condition that could have a material  adverse  effect on the  performance by it of its trustee  obligations  under this Agreement or any other  Securitization  Transaction as to which it is the  trustee;  (iii) there are no material  legal or  governmental  proceedings
pending   (or   known  to  be   contemplated)   against   it  that   would  be   material   to
Certificateholders;  (iv) there are no  relationships  or  transactions  (as described in Item
1119(b)  of  Regulation  AB)  relating  to the  Trustee  with  respect  to the  Company or any sponsor, issuing entity, servicer, trustee,  originator,  significant obligor,  enhancement or support  provider  or other  material  transaction  party  (as each of such  terms are used in
Regulation AB) relating to the Securitization  Transaction  contemplated by the Agreement,  as identified  by the  Company  to the  Trustee  in  writing  as of the  Closing  Date  (each,  a
"Transaction  Party") that are outside the ordinary  course of business or on terms other than would be obtained in an arm's length  transaction  with an unrelated  third party,  apart from the Securitization  Transaction,  and that are material to the investors' understanding of the
Certificates;  and (v) the Trustee is not an  affiliate  (as  contemplated  by Item 1119(a) of
Regulation AB) of any  Transaction  Party.  The Company shall notify the Trustee of any change in the identity of a Transaction Party after the Closing Date.

               (b)    If so requested by the Company on any date  following  the Closing Date, the Trustee shall,  within five Business Days  following such request,  confirm in writing the accuracy of the  representations  and  warranties  set forth in paragraph  (a) of this Section or,  if  any  such  representation  and  warranty  is not  accurate  as of the  date  of  such confirmation,  provide the  pertinent  facts,  in writing,  to the  Company.  Any such request from the Company shall not be given more than once each calendar  quarter,  unless the Company shall have a reasonable basis for questioning the accuracy of any of the  representations  and warranties.

Section 12.03. Information to Be Provided by the Trustee.

               For so long as the Certificates are outstanding,  for the purpose of satisfying the  Company's  reporting  obligation  under the  Exchange  Act with  respect  to any class of
Certificates,  the  Trustee  shall  provide to the  Company a written  description  of (a) any litigation  or  governmental  proceedings  pending  against  the Trustee as of the last day of each calendar  month that would be material to  Certificateholders,  and (b) any  affiliations or  relationships  (as  described in Item 1119 of  Regulation  AB) that develop  following the
Closing Date between the Trustee and any  Transaction  Party of the type  described in Section
12.02(a)(iv)  or  12.02(a)(v)  as of the  last day of each  calendar  year.  Any  descriptions required  with  respect  to legal  proceedings,  as well as  updates  to  previously  provided descriptions,  under this Section  12.03 shall be given no later than five Business Days prior to the  Determination  Date  following the month in which the relevant  event occurs,  and any notices  and  descriptions  required  with  respect  to  affiliations,  as well as  updates to previously  provided  descriptions,  under  this  Section  12.03  shall be given no later than
January 31 of the calendar  year  following the year in which the relevant  event  occurs.  As of the related  Distribution  Date with  respect to each Report on  Form 10-D  with respect to the Certificates  filed by or on behalf of the Company,  and as of March 15 preceding the date each Report on Form 10-K with  respect to the  Certificates  is filed,  the  Trustee  shall be deemed to  represent  and  warrant  that any  information  previously  provided by the Trustee under this Article XII is materially  correct and does not have any material  omissions unless the Trustee has  provided an update to such  information.  The Company  will allow the Trustee to review any disclosure  relating to material  litigation against the Trustee prior to filing such  disclosure  with the  Commission  to the  extent the  Company  changes  the  information provided by the Trustee.

Section 12.04. Report on Assessment of Compliance and Attestation.

               On or before March 15 of each calendar year, the Trustee shall:

(a)     deliver to the Company a report (in form and substance reasonably  satisfactory to the
Company)  regarding the  Trustee's  assessment of  compliance  with the  applicable  Servicing
Criteria  during the immediately  preceding  calendar year, as required under Rules 13a-18 and
15d-18 of the  Exchange  Act and Item 1122 of  Regulation  AB. Such report  shall be signed by an  authorized  officer of the  Trustee,  and shall  address  each of the  Servicing  Criteria specified on Exhibit R hereto; and

(b)     deliver to the Company a report of a registered  public accounting firm satisfying the requirements  of Rule 2-01 of  Regulation  S-X under the  Securities  Act and the Exchange Act that  attests  to, and  reports  on, the  assessment  of  compliance  made by the  Trustee and delivered  pursuant to the preceding  paragraph.  Such attestation shall be in accordance with
Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 12.05. Indemnification; Remedies.

(a)     The Trustee shall  indemnify the Company,  each  affiliate of the Company,  the Master
Servicer and each  affiliate of the Master  Servicer,  and the  respective  present and former directors,  officers,  employees and agents of each of the  foregoing,  and shall hold each of them harmless  from and against any losses,  damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain arising out of or based upon:

                      (i)(A) any untrue  statement of a material fact  contained or alleged to be contained in any  information,  report,  certification,  accountants'  attestation or other material  provided  under this Article XII by or on behalf of the Trustee  (collectively,  the
"Trustee  Information"),  or (B) the  omission  or alleged  omission  to state in the  Trustee
Information a material fact required to be stated in the Trustee  Information  or necessary in order to make the  statements  therein,  in the light of the  circumstances  under  which they were made, not misleading; or

                      (ii)   any failure by the Trustee to deliver  any  information,  report, certification  or other  material  when and as required  under this Article XII,  other than a failure by the Trustee to deliver an accountants' attestation.

(b)     In  the  case  of  any   failure  of   performance   described   in  clause   (ii)  of
Section 12.05(a),  as well as a failure to deliver an  accountants'  attestation,  the Trustee shall (i) promptly  reimburse the Company for all costs reasonably  incurred by the Company in order to obtain the  information,  report,  certification,  accountants'  attestation or other material  not  delivered  by the Trustee as required  and (ii)  cooperate  with the Company to mitigate any damages that may result from such failure.

(c)     The Company and the Master  Servicer  shall  indemnify the Trustee,  each affiliate of the Trustee and the respective  present and former directors,  officers,  employees and agents of the Trustee,  and shall hold each of them  harmless  from and against any losses,  damages, penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments, and any other costs,  fees and expenses that any of them may sustain  arising out of or based upon (i)
any  untrue  statement  of a  material  fact  contained  or  alleged  to be  contained  in any information  provided under this  Agreement by or on behalf of the Company or Master  Servicer for inclusion in any report filed with Commission  under the Exchange Act  (collectively,  the
"RFC  Information"),  or (ii) the omission or alleged omission to state in the RFC Information a material  fact  required to be stated in the RFC  Information  or necessary in order to make the  statements  therein,  in the light of the  circumstances  under which they were made, not misleading.

(d)     Notwithstanding  any  provision in this  Section  12.05 to the  contrary,  the parties agree that none of the  Trustee,  the  Company or the Master  Servicer  shall be liable to the other for any  consequential  or  punitive  damages  whatsoever,  whether  in  contract,  tort
(including  negligence  and strict  liability),  or any other  legal or  equitable  principle;
provided,  however,  that such limitation  shall not be applicable with respect to third party claims made against a party.

                                          EXHIBIT A

 FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS
                                       A-V] CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR INTEREST"
IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS  THIS  CERTIFICATE  IS  PRESENTED  BY  AN  AUTHORIZED   REPRESENTATIVE  OF  THE
DEPOSITORY  TRUST  COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO  ISSUER  OR ITS  AGENT  FOR
REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN
THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE
OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE &
CO., HAS AN INTEREST HEREIN.]

        [THE FOLLOWING  INFORMATION  IS PROVIDED  SOLELY FOR THE PURPOSES OF APPLYING THE U.S.
FEDERAL  INCOME TAX ORIGINAL  ISSUE  DISCOUNT  ("OID")  RULES TO THIS  CERTIFICATE.  THE ISSUE
DATE OF THIS  CERTIFICATE  IS  ___________  __, ____.  ASSUMING THAT THE MORTGAGE LOANS PREPAY
AT [___]% OF THE PREPAYMENT  SPEED  ASSUMPTION  (AS DESCRIBED IN THE  PROSPECTUS  SUPPLEMENT),
[AND  ASSUMING A CONSTANT  PASS-THROUGH  RATE EQUAL TO THE  INITIAL  PASS-THROUGH  RATE,] THIS
CERTIFICATE  HAS BEEN ISSUED WITH NO MORE THAN  $[          ]  OF OID PER [$1,000]  [$100,000]
OF  [INITIAL  CERTIFICATE  PRINCIPAL  BALANCE]  [NOTIONAL  AMOUNT],  THE YIELD TO  MATURITY IS
[      ]% AND THE AMOUNT OF OID  ATTRIBUTABLE  TO THE INITIAL  ACCRUAL  PERIOD IS NO MORE THAN
$[              ]   PER  [$1,000]  [$100,000]  OF  [INITIAL  CERTIFICATE   PRINCIPAL  BALANCE]
[NOTIONAL  AMOUNT],  COMPUTED USING THE APPROXIMATE  METHOD.  NO  REPRESENTATION  IS MADE THAT
THE MORTGAGE  LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT  SPEED  ASSUMPTION OR AT ANY
OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No.                                                   [        %][Variable] Pass-Through Rate [based on a Notional
                                                                  Amount]
Class A-     Senior
Date of Pooling and Servicing                                     [Percentage Interest:       %]
Agreement and Cut-off Date:
___________ 1, ____                                               Aggregate Initial [Certificate Principal Balance] [[Interest
                                                                  Only/Class A-V] Notional Amount] [Subclass Notional Amount]
First Distribution Date:                                          of the Class A-     Certificates:
_________ 25, ____
                                                                  [Initial] [Certificate Principal
Master Servicer:                                                  Balance] [Interest Only/Class A-V] [Subclass]
Residential Funding                                               Notional Amount] of this Certificate:
Company, LLC                                                      $                          ]

Assumed Final                                                     CUSIP 76110F-
Distribution Date:
___________ 25, ____
                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                       SERIES ____-___

               evidencing a percentage  interest in the distributions  allocable
               to the Class  A-      Certificates  with  respect to a Trust Fund
               consisting   primarily  of  a  pool  of  [conventional   one-  to
               four-family  fixed  interest  rate first  mortgage  loans] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This  Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in  Residential  Accredit  Loans,  Inc., the Master
Servicer,  the  Trustee  referred  to  below  or  GMAC  Mortgage  Group,  LLC or any of  their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by  Residential  Accredit  Loans,
Inc.,  the  Master  Servicer,  the  Trustee  or  GMAC  Mortgage  Group,  LLC or  any of  their affiliates.  None of the Company,  the Master  Servicer,  GMAC Mortgage  Group,  LLC or any of
their  affiliates  will  have  any  obligation  with  respect  to  any  certificate  or  other obligation secured by or payable from payments on the Certificates.

               This certifies that
is the registered owner of the Percentage  Interest  evidenced by this Certificate  [(obtained by dividing the [Initial  Certificate  Principal Balance] [Initial  [Interest  Only/Class A-V]
Notional Amount] of this Certificate by the aggregate [Initial  Certificate  Principal Balance
of all Class A-        Certificates]  [Initial  [Interest  Only/Class A-V] Notional Amounts of
all  [Interest   Only/Class  A-V]   Certificates],   both  as  specified  above)]  in  certain
distributions  with  respect to the Trust Fund  consisting  primarily of an interest in a pool of  [conventional  one-  to  four-family  fixed  interest  rate  first  mortgage  loans]  (the
"Mortgage Loans"),  formed and sold by Residential  Accredit Loans, Inc.  (hereinafter  called the  "Company,"  which term  includes any  successor  entity under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and  Servicing  Agreement  dated as
specified   above   (the   "Agreement")   among  the   Company,   the  Master   Servicer   and
__________________,  as  trustee  (the  "Trustee"),  a summary  of  certain  of the  pertinent provisions  of  which  is  set  forth  hereafter.  To  the  extent  not  defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate  by virtue of the  acceptance  hereof assents and by which such Holder is bound.

               Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the
25th  day of each  month  or,  if such  25th  day is not a  Business  Day,  the  Business  Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement, to the Person in whose name this  Certificate  is  registered  at the close of business on the last day (or if such last day is not a Business  Day, the Business Day  immediately  preceding such  last  day) of the  month  immediately  preceding  the  month of such  distribution  (the
"Record Date"),  from the Available  Distribution  Amount in an amount equal to the product of the  Percentage  Interest  evidenced  by this  Certificate  and the amount [(of  interest  and
principal,  if any)]  required to be distributed  to Holders of Class A-      Certificates  on
such  Distribution  Date.  [The  [Interest  Only/Class  A-V] Notional  Amount of the [Interest
Only/Class  A-V]  Certificates  as of any date of  determination  is  equal  to the  aggregate
Stated  Principal  Balance of the Mortgage Loans  corresponding  to the  Uncertificated  REMIC
Regular Interests  represented by such [Interest  Only/Class A-V] Certificates.] [The Subclass
Notional  Amount  of  the  [Interest  Only/Class  A-V]-    Certificates  as  of  any  date  of
determination  is equal to the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans
corresponding  to the  Uncertificated  REMIC Regular  Interests  represented by such [Interest
Only/Class  A-V]-    Certificates  immediately prior to such date.] [The [Interest  Only/Class
A-V][-  ] Certificates have no Certificate Principal Balance.]

               Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent  appointed by the Trustee in  immediately available  funds (by wire  transfer  or  otherwise)  for the  account of the  Person  entitled thereto if such Person shall have so notified  the Master  Servicer or such Paying  Agent,  or by check  mailed to the  address  of the Person  entitled  thereto,  as such name and  address shall appear on the Certificate Register.

               Notwithstanding  the above, the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender  of this  Certificate  at the office or agency  appointed  by the  Trustee  for that purpose.  The [Initial  Certificate  Principal  Balance]  [Initial  [Interest  Only/Class A-V]
Notional Amount] [initial  Subclass  Notional Amount] of this Certificate is set forth above.]
[The  Certificate  Principal  Balance  hereof  will be reduced to the extent of  distributions allocable to principal and any Realized Losses allocable hereto.]

               This  Certificate is one of a duly authorized  issue of Certificates  issued in several Classes designated as Mortgage  Asset-Backed  Pass-Through  Certificates of the Series
specified hereon (herein collectively called the "Certificates").

               The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the  Certificate  Account  created  for the benefit of  Certificateholders  may be made by the
Master   Servicer   from   time  to  time   for   purposes   other   than   distributions   to
Certificateholders,  such purposes including without  limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided,  the amendment of the  Agreement  and the  modification  of the rights and  obligations  of the Company,  the
Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the  Company,  the Master  Servicer  and the  Trustee  with the  consent of the
Holders  of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage
Interests of each Class of Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate  is  registrable  in the  Certificate  Register upon surrender  of this  Certificate  for  registration  of  transfer  at the  offices or  agencies appointed by the  Trustee,  duly  endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly
authorized  in  writing,   and  thereupon   one  or  more  new   Certificates   of  authorized
denominations  evidencing the same Class and aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered  Certificates  without coupons in Classes and in  denominations  specified  in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

               No  service  charge  will be made  for any such  registration  of  transfer  or exchange,  but the Trustee may require  payment of a sum  sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company,  the Master  Servicer,  the Trustee and the Certificate  Registrar
and any agent of the Company,  the Master Servicer,  the Trustee or the Certificate  Registrar
may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and neither the Company,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

               This  Certificate  shall be governed by and  construed in  accordance  with the laws of the State of New York.

               The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and  required to be paid to them  pursuant to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan and (ii) the  purchase  by the  Master
Servicer  from the Trust Fund of all  remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the  Certificates.  The
Agreement  permits,  but does not  require,  the Master  Servicer  to (i)  purchase at a price determined  as  provided  in the  Agreement  all  remaining  Mortgage  Loans and all  property acquired in respect of any Mortgage  Loan or (ii) purchase in whole,  but not in part,  all of the  Certificates  from the  Holders  thereof;  provided,  that any  such  option  may only be exercised if the Pool Stated  Principal  Balance of the Mortgage Loans as of the  Distribution
Date upon which the  proceeds of any such  purchase are  distributed  is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference  is hereby made to the further  provisions  of this  Certificate  set forth on the reverse  hereof,  which further  provisions  shall for all purposes have the same effect as if set forth at this place.

               Unless  the  certificate  of  authentication  hereon has been  executed  by the
Certificate  Registrar,  by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: _________________                    [_________________________],
                                              as Trustee

                                            By: _________________________
                                                 Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the
within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                          ASSIGNMENT

               FOR VALUE RECEIVED,  the undersigned hereby sell(s),  assign(s) and transfer(s)
unto  _________________________________________________________________________________(Please
print or  typewrite  name and address  including  postal zip code of  assignee)  a  Percentage
Interest  evidenced by the within Mortgage  Asset-Backed  Pass-Through  Certificate and hereby authorizes  the  transfer of  registration  of such  interest  to assignee on the  Certificate
Register of the Trust Fund.

               I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

                                            _________________________________________
Dated:____________________                  Signature by or on behalf of assignor

                                            __________________________________________
                                            Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions  shall be made,  by wire transfer or otherwise,  in  immediately  available funds to  ______________________________  for the account of _________________________ account number __________________, or, if mailed by check, to ______________________________.

     Applicable statements should be mailed to __________________________.

     This  information  is provided by  ____________________,  the assignee  named  above,  or
_____________________, as its agent.

                                         EXHIBIT A-1

                                 FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A
"REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST
COMPANY,  A NEW  YORK  CORPORATION  ("DTC"),  TO  ISSUER  OR ITS  AGENT  FOR  REGISTRATION  OF
TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE
& CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY
PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN
INTEREST HEREIN.

Certificate No. ____                                              Variable Pass-Through Rate
Class X Senior

Date of Pooling and Servicing Agreement                           Percentage Interest: 100%
and Cut-off Date: __________ 1, ____

Master Servicer:                                                  Aggregate   Initial   Notional   Amount   of   the   Class   X
Residential Funding Company, LLC                                  Certificates: $__________

First Distribution Date:                                          Initial Notional Amount of this Certificate: $_____________
__________ 25, ____
Assumed Final Distribution Date:                                  CUSIP ________
_____________

                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                       SERIES ____-____

        Evidencing a percentage interest in the distributions  allocable to the Class X
        Certificates  with  respect to a Trust Fund  consisting  primarily of a pool of
        [one- to four-family  residential,  payment-option,  adjustable-rate first lien mortgage  loans  with a  negative  amortization  feature]  formed  and  sold by
        RESIDENTIAL ACCREDIT LOANS, INC.

        This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not represent  an  obligation  of or interest in  Residential  Accredit  Loans,  Inc.,  the Master
Servicer,  the  Trustee  referred  to  below  or  GMAC  Mortgage  Group,  LLC or any of  their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by  Residential  Accredit  Loans,
Inc.,  the  Master  Servicer,  the  Trustee  or  GMAC  Mortgage  Group,  LLC or  any of  their affiliates.  None of the Company,  the Master  Servicer,  GMAC Mortgage  Group,  LLC or any of
their  affiliates  will  have  any  obligation  with  respect  to  any  certificate  or  other obligation secured by or payable from payments on the Certificates.

        This  certifies  that   _________________________  is  the  registered  owner  of  the
Percentage  Interest evidenced by this Certificate  (obtained by dividing the Initial Notional
Amount of this  Certificate  by the  Aggregate  Notional  Amount of all Class X  Certificates,
both as specified  above) in certain  distributions  with respect to the Trust Fund consisting primarily  of an  interest  in a pool of [one-  to  four-family  residential,  payment-option, adjustable-rate  first  lien  mortgage  loans  with  a  negative  amortization  feature]  (the
"Mortgage Loans"),  formed and sold by Residential  Accredit Loans, Inc.  (hereinafter  called the  "Company,"  which term  includes any  successor  entity under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and  Servicing  Agreement  dated as
specified   above   (the   "Agreement")   among  the   Company,   the  Master   Servicer   and
________________________,  as trustee (the  "Trustee"),  a summary of certain of the pertinent provisions  of  which  is  set  forth  hereafter.  To  the  extent  not  defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate  by virtue of the  acceptance  hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each  month  or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the "Distribution Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered at the close of business on the last day (or if such last day is not a Business  Day, the Business Day  immediately  preceding  such last day)
of the month immediately  preceding the month of such  distribution (the "Record Date"),  from the  Available  Distribution  Amount  in an  amount  equal to the  product  of the  Percentage
Interest  evidenced by this  Certificate  and the amount required to be distributed to Holders of  Class  X  Certificates  on such  Distribution  Date.  The  Class  X  Certificates  have no
Certificate Principal Balance.

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on  behalf of the  Trustee  or by a Paying  Agent  appointed  by the  Trustee  in  immediately available  funds (by wire  transfer  or  otherwise)  for the  account of the  Person  entitled thereto if such Person shall have so notified  the Master  Servicer or such Paying  Agent,  or by check  mailed to the  address  of the Person  entitled  thereto,  as such name and  address shall appear on the Certificate Register.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after  due  notice  of the  pendency  of such  distribution  and only  upon  presentation  and surrender  of this  Certificate  at the office or agency  appointed  by the  Trustee  for that purpose.  The Initial Notional Amount of this Certificate is set forth above.

        This Certificate is one of a duly authorized  issue of Certificates  issued in several
Classes  designated  as  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series
specified hereon (herein collectively called the "Certificates").

        The  Certificates  are  limited  in  right  of  payment  to  certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As  provided in the  Agreement,  withdrawals  from the  Custodial  Account  and/or the
Certificate  Account created for the benefit of  Certificateholders  may be made by the Master
Servicer from time to time for purposes other than distributions to  Certificateholders,  such purposes  including  without  limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided,  the amendment of the
Agreement  and the  modification  of the rights and  obligations  of the  Company,  the Master
Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the  Company,  the Master  Servicer and the Trustee with the consent of the Holders of
Certificates  evidencing  in the aggregate  not less than 66% of the  Percentage  Interests of each  Class  of  Certificates  affected  thereby.  Any  such  consent  by the  Holder  of this
Certificate  shall be  conclusive  and binding on such  Holder and upon all future  holders of this  Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in  exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable  in the  Certificate  Register upon surrender of this Certificate for  registration of transfer at the offices or agencies  appointed by the
Trustee,  duly  endorsed  by,  or  accompanied  by an  assignment  in the form  below or other written  instrument  of transfer  in form  satisfactory  to the  Trustee  and the  Certificate
Registrar  duly  executed by the Holder hereof or such  Holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage Interest will be issued to the designated  transferee or transferees.

        The  Certificates  are issuable only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein  set forth,  Certificates  are  exchangeable  for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental charge payable in connection therewith.

        The Company,  the Master Servicer,  the Trustee and the Certificate  Registrar and any
agent of the  Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar  may
treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and neither the Company, the Master Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New York.

        The obligations  created by the Agreement in respect of the Certificates and the Trust
Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held  by or on  behalf  of the  Trustee  and  required  to be paid  to  them  pursuant  to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan and (ii) the  purchase  by the  Master
Servicer  from the Trust Fund of all  remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the  Certificates.  The
Agreement  permits,  but does not  require,  the Master  Servicer  to (i)  purchase at a price determined  as  provided  in the  Agreement  all  remaining  Mortgage  Loans and all  property acquired in respect of any Mortgage  Loan or (ii) purchase in whole,  but not in part,  all of the  Certificates  from the  Holders  thereof;  provided,  that any  such  option  may only be exercised if the Pool Stated  Principal  Balance of the Mortgage Loans as of the  Distribution
Date upon which the  proceeds of any such  purchase are  distributed  is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Reference is hereby made to the further  provisions of this  Certificate  set forth on the reverse hereof,  which further  provisions  shall for all purposes have the same effect as if set forth at this place.

        Unless the certificate of  authentication  hereon has been executed by the Certificate
Registrar,  by manual  signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:_________________                     [________________________________],
                                                   as Trustee

                                            By:______________________________
                                                   Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

This is one of the Class X Certificates referred to in the within-mentioned Agreement.

                                            [________________________________],
                                                   as Certificate Registrar

                                            By: ________________________________
                                                   Authorized Signatory

                                          ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 _____________________________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal  zip  code of  assignee)  a
Percentage  Interest evidenced by the within Mortgage  Asset-Backed  Pass-Through  Certificate and hereby  authorizes  the  transfer  of  registration  of such  interest  to assignee on the
Certificate Register of the Trust Fund.

        I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like denomination  and Class,  to the above named  assignee  and deliver  such  Certificate  to the following address:

                                            _______________________________________
                                            Signature by or on behalf of assignor

                                            _______________________________________
                                            Signature Guaranteed
Dated:________________________

                                  DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions  shall be made,  by wire transfer or otherwise,  in  immediately  available funds to  ______________________________  for the account of _________________________ account number __________________, or, if mailed by check, to ______________________________.

     Applicable statements should be mailed to __________________________.

     This  information  is provided by  ____________________,  the assignee  named  above,  or
_____________________, as its agent.

                                          EXHIBIT B

                                 FORM OF CLASS M CERTIFICATE

        THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT  TO THE  SENIOR  CERTIFICATES
[CLASS M-1  CERTIFICATES]  [AND CLASS M-2  CERTIFICATES]  AS  DESCRIBED IN THE  AGREEMENT  (AS
DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR INTEREST"
IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS  THIS  CERTIFICATE  IS  PRESENTED  BY  AN  AUTHORIZED   REPRESENTATIVE  OF  THE
DEPOSITORY  TRUST  COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO  ISSUER  OR ITS  AGENT  FOR
REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN
THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE
OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE &
CO., HAS AN INTEREST HEREIN.

        THE  FOLLOWING  INFORMATION  IS PROVIDED  SOLELY FOR THE PURPOSES OF APPLYING THE U.S.
FEDERAL  INCOME TAX ORIGINAL  ISSUE  DISCOUNT  ("OID")  RULES TO THIS  CERTIFICATE.  THE ISSUE
DATE OF THIS  CERTIFICATE  IS  ___________  __, ____.  ASSUMING THAT THE MORTGAGE LOANS PREPAY
AT [___]% OF THE PREPAYMENT  SPEED  ASSUMPTION  (AS DESCRIBED IN THE  PROSPECTUS  SUPPLEMENT),
THIS  CERTIFICATE  HAS BEEN  ISSUED WITH NO MORE THAN  $[____] OF OID PER  $[1,000] OF INITIAL
CERTIFICATE  PRINCIPAL  BALANCE,  THE YIELD TO  MATURITY  IS  [_____]%  AND THE  AMOUNT OF OID
ATTRIBUTABLE  TO THE INITIAL  ACCRUAL  PERIOD IS NO MORE THAN  $[____] PER $[1,000] OF INITIAL
CERTIFICATE  PRINCIPAL  BALANCE,  COMPUTED UNDER THE APPROXIMATE  METHOD. NO REPRESENTATION IS
MADE THAT THE MORTGAGE  LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT  SPEED  ASSUMPTION
OR AT ANY OTHER RATE.

        ANY  TRANSFEREE OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED BY VIRTUE OF
ITS  PURCHASE  OR  HOLDING OF THIS  CERTIFICATE  (OR  INTEREST  HEREIN)  THAT  EITHER (A) SUCH
TRANSFEREE IS NOT AN INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY PLAN, OR ANY
OTHER PERSON,  ACTING,  DIRECTLY OR  INDIRECTLY,  ON BEHALF OF OR PURCHASING  ANY  CERTIFICATE
WITH "PLAN  ASSETS" OF ANY PLAN (A "PLAN  INVESTOR"),  (B) IT HAS ACQUIRED AND IS HOLDING SUCH
CERTIFICATE IN RELIANCE ON PROHIBITED  TRANSACTION  EXEMPTION  ("PTE") 94-29, AS MOST RECENTLY
AMENDED,  PTE 2002-41,  67 FED. REG. 54487 (AUGUST 22, 2002) (THE "RFC  EXEMPTION"),  AND THAT
IT  UNDERSTANDS  THAT THERE ARE CERTAIN  CONDITIONS TO THE  AVAILABILITY  OF THE RFC EXEMPTION
INCLUDING  THAT  SUCH  CERTIFICATE  MUST BE RATED,  AT THE TIME OF  PURCHASE,  NOT LOWER  THAN
"BBB-" (OR ITS  EQUIVALENT)  BY STANDARD & POOR'S,  FITCH OR MOODY'S OR (C) (I) THE TRANSFEREE
IS AN  INSURANCE  COMPANY,  (II)  THE  SOURCE  OF  FUNDS  TO BE  USED  BY IT TO  PURCHASE  THE
CERTIFICATE IS AN "INSURANCE  COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S.  DEPARTMENT
OF LABOR PROHIBITED  TRANSACTION  CLASS EXEMPTION  ("PTCE")  95-60),  AND (III) THE CONDITIONS
SET  FORTH  IN  SECTIONS  I AND III OF PTCE  95-60  HAVE  BEEN  SATISFIED  (EACH  ENTITY  THAT
SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY).

        IF THIS  CERTIFICATE  (OR ANY INTEREST  HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT
DOES  NOT  SATISFY  THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING  PARAGRAPH,  THEN  THE  LAST
PRECEDING  TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR,  (II) ACQUIRED SUCH  CERTIFICATE
IN  COMPLIANCE  WITH THE RFC  EXEMPTION,  OR (III) IS A COMPLYING  INSURANCE  COMPANY SHALL BE
RESTORED,  TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE  OWNER
THEREOF  RETROACTIVE  TO THE DATE OF SUCH TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE
UNDER NO  LIABILITY  TO ANY PERSON FOR MAKING ANY  PAYMENTS  DUE ON THIS  CERTIFICATE  TO SUCH
PRECEDING TRANSFEREE.

        ANY PURPORTED  CERTIFICATE  OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR
INTEREST  HEREIN) WAS  EFFECTED IN  VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(e) OF THE
POOLING AND SERVICING  AGREEMENT SHALL  INDEMNIFY AND HOLD HARMLESS THE COMPANY,  THE TRUSTEE,
THE  MASTER  SERVICER,  ANY  SUBSERVICER,  AND THE  TRUST  FUND FROM AND  AGAINST  ANY AND ALL
LIABILITIES,  CLAIMS,  COSTS  OR  EXPENSES  INCURRED  BY  SUCH  PARTIES  AS A  RESULT  OF SUCH
ACQUISITION OR HOLDING.

Certificate No.                                                   [________]% Pass-Through Rate

Class M-    Subordinate                                           Aggregate Certificate
                                                                  Principal Balance
Date of Pooling and Servicing                                     of the Class M Certificates:
Agreement and Cut-off Date:                                       $_______________
___________ 1, ____
                                                                  Initial Certificate Principal
First Distribution Date:                                          Balance of this Certificate:
_________ 25, ____                                                $_______________

Master Servicer:                                                  CUSIP: 76110F-
Residential Funding Company, LLC

Assumed Final Distribution Date:
___________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                       SERIES ____-___

        evidencing a percentage  interest in any  distributions  allocable to the Class
        M-      Certificates  with respect to the Trust Fund consisting  primarily of a pool of  [conventional  one- to four-family  fixed interest rate first mortgage loans] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This  Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in  Residential  Accredit  Loans,  Inc., the Master
Servicer,  the  Trustee  referred  to  below  or  GMAC  Mortgage  Group,  LLC or any of  their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by  Residential  Accredit  Loans,
Inc.,  the  Master  Servicer,  the  Trustee  or  GMAC  Mortgage  Group,  LLC or  any of  their affiliates.  None of the Company,  the Master  Servicer,  GMAC Mortgage  Group,  LLC or any of
their  affiliates  will  have  any  obligation  with  respect  to  any  certificate  or  other obligation secured by or payable from payments on the Certificates.

               This certifies that                                                      is the
registered  owner of the  Percentage  Interest  evidenced  by this  Certificate  (obtained  by dividing the Certificate  Principal  Balance of this Certificate by the aggregate  Certificate
Principal  Balance  of all Class  M-      Certificates,  both as  specified  above) in certain
distributions  with respect to a Trust Fund  consisting  primarily of a pool of  [conventional one- to four-family fixed interest rate first mortgage loans] (the "Mortgage  Loans"),  formed and sold by Residential  Accredit Loans,  Inc.  (hereinafter  called the "Company," which term includes any  successor  entity  under the  Agreement  referred to below).  The Trust Fund was created  pursuant  to a  Pooling  and  Servicing  Agreement  dated  as  specified  above  (the
"Agreement") among the Company,  the Master Servicer and  __________________,  as trustee (the
"Trustee"),  a  summary  of  certain  of the  pertinent  provisions  of  which  is  set  forth hereafter.  To the extent not  defined  herein,  the  capitalized  terms used  herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions  and  conditions of the  Agreement,  to which  Agreement the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the
25th  day of each  month  or,  if such  25th  day is not a  Business  Day,  the  Business  Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement, to the Person in whose name this  Certificate  is  registered  at the close of business on the last day (or if such last day is not a Business  Day, the Business Day  immediately  preceding such  last  day) of the  month  immediately  preceding  the  month of such  distribution  (the
"Record Date"),  from the Available  Distribution  Amount in an amount equal to the product of the  Percentage  Interest  evidenced  by this  Certificate  and the  amount (of  interest  and
principal,  if any)  required to be  distributed  to Holders of Class M-      Certificates  on
such Distribution Date.

               Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent  appointed by the Trustee in  immediately available  funds (by wire  transfer  or  otherwise)  for the  account of the  Person  entitled thereto if such Person shall have so notified  the Master  Servicer or such Paying  Agent,  or by check  mailed to the  address  of the Person  entitled  thereto,  as such name and  address shall appear on the Certificate Register.

               Notwithstanding  the above, the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender  of this  Certificate  at the office or agency  appointed  by the  Trustee  for that purpose.  The Initial  Certificate  Principal  Balance of this Certificate is set forth above.
The Certificate  Principal  Balance hereof will be reduced to the extent of the  distributions allocable to principal and any Realized Losses allocable hereto.

               Any  transferee  of this  Certificate  will be  deemed to have  represented  by virtue of its purchase or holding of this  Certificate  (or  interest  herein) that either (a)
such transferee is not an investment  manager,  a named fiduciary or a trustee of any plan, or any other person, acting,  directly or indirectly,  on behalf of or purchasing any Certificate with "plan  assets" of any plan (a "plan  investor"),  (b) it has acquired and is holding such
Certificate in reliance on prohibited  transaction  exemption  ("PTE") 94-29, as most recently amended,  PTE 2002-41,  67 fed. Reg. 54487 (August 22, 2002) (the "RFC  Exemption"),  and that it  understands  that there are certain  conditions to the  availability  of the RFC Exemption including  that  such  Certificate  must be rated,  at the time of  purchase,  not lower  than
"BBB-" (or its  equivalent)  by Standard & Poor's,  Fitch or Moody's or (c) (i) the transferee is an  insurance  company,  (ii)  the  source  of  funds  to be  used  by it to  purchase  the
Certificate is an "insurance  company general account" (within the meaning of U.S.  Department of Labor prohibited  transaction  class exemption  ("PTCE")  95-60),  and (iii) the conditions set  forth  in  Sections  I and III of PTCE  95-60  have  been  satisfied  (each  entity  that satisfies this clause (c), a "complying insurance company).

               If this  Certificate (or any interest herein) is acquired or held by any person that does not satisfy the  conditions  described  in the  preceding  paragraph,  then the last preceding  transferee that either (i) is not a plan investor,  (ii) acquired such  Certificate in  compliance  with the RFC  Exemption,  or (iii) is a complying  insurance  company shall be restored,  to the extent permitted by law, to all rights and obligations as Certificate  owner thereof  retroactive  to the date of such transfer of this  Certificate.  The Trustee shall be under no  liability  to any person for making any  payments  due on this  Certificate  to such preceding transferee.

               This  Certificate is one of a duly authorized  issue of Certificates  issued in several Classes designated as Mortgage  Asset-Backed  Pass-Through  Certificates of the Series
specified hereon (herein collectively called the "Certificates").

               The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the  Certificate  Account  created  for the benefit of  Certificateholders  may be made by the
Master   Servicer   from   time  to  time   for   purposes   other   than   distributions   to
Certificateholders,  such purposes including without  limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided,  the amendment of the  Agreement  and the  modification  of the rights and  obligations  of the Company,  the
Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the  Company,  the Master  Servicer  and the  Trustee  with the  consent of the
Holders  of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage
Interests of each Class of Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate  is  registrable  in the  Certificate  Register upon surrender  of this  Certificate  for  registration  of  transfer  at the  offices or  agencies appointed by the  Trustee,  duly  endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly
authorized  in  writing,   and  thereupon   one  or  more  new   Certificates   of  authorized
denominations  evidencing the same Class and aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered  Certificates  without coupons in Classes and in  denominations  specified  in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

               No  service  charge  will be made  for any such  registration  of  transfer  or exchange,  but the Trustee may require  payment of a sum  sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company,  the Master  Servicer,  the Trustee and the Certificate  Registrar
and any agent of the Company,  the Master Servicer,  the Trustee or the Certificate  Registrar
may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and neither the Company,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

               This  Certificate  shall be governed by and  construed in  accordance  with the laws of the State of New York.

               The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and  required to be paid to them  pursuant to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan and (ii) the  purchase  by the  Master
Servicer  from the Trust Fund of all  remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the  Certificates.  The
Agreement  permits,  but does not  require,  the Master  Servicer  to (i)  purchase at a price determined  as  provided  in the  Agreement  all  remaining  Mortgage  Loans and all  property acquired in respect of any Mortgage  Loan or (ii) purchase in whole,  but not in part,  all of the  Certificates  from the  Holders  thereof;  provided,  that any  such  option  may only be exercised if the Pool Stated  Principal  Balance of the Mortgage Loans as of the  Distribution
Date upon which the  proceeds of any such  purchase are  distributed  is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless  the  certificate  of  authentication  hereon has been  executed  by the
Certificate  Registrar,  by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN  WITNESS  WHEREOF,  the  Trustee  has  caused  this  Certificate  to be duly executed.

Dated: _____________________               [____________________________],
                                            as Trustee

                                            By:  __________________________
                                                 Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

               This is one of the Class M-     Certificates referred to in the
within-mentioned Agreement.

                                            [_________________________],
                                                  as Certificate Registrar

                                            By: _____________________________
                                                 Authorized Signatory

                                          ASSIGNMENT

               FOR VALUE RECEIVED,  the undersigned hereby sell(s),  assign(s) and transfer(s)
unto   _______________________________________________________________________         (Please
print or  typewrite  name and address  including  postal zip code of  assignee)  a  Percentage
Interest  evidenced by the within Mortgage  Asset-Backed  Pass-Through  Certificate and hereby authorizes  the  transfer of  registration  of such  interest  to assignee on the  Certificate
Register of the Trust Fund.

               I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:  ______________                      _________________________________________
                                            Signature by or on behalf of assignor

                                            _________________________________________
                                                 Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions  shall be made,  by wire transfer or otherwise,  in  immediately  available funds to  ______________________________  for the account of _________________________ account number __________________, or, if mailed by check, to ______________________________.

     Applicable statements should be mailed to __________________________.

     This  information  is provided by  ____________________,  the assignee  named  above,  or
_____________________, as its agent.

                                          EXHIBIT C

                                 FORM OF CLASS B CERTIFICATE

THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR  CERTIFICATES  AND CLASS M
CERTIFICATES [AND CLASS B-1] [CLASS B-2  CERTIFICATES]  DESCRIBED IN THE AGREEMENT (AS DEFINED
HEREIN).

THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933,
AS AMENDED,  OR THE SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS
IT IS  REGISTERED  PURSUANT  TO SUCH ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS
WHICH ARE  EXEMPT  FROM  REGISTRATION  UNDER  SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS
TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS  CERTIFICATE  MAY BE MADE TO ANY PERSON,  UNLESS THE  TRANSFEREE  PROVIDES
EITHER A  CERTIFICATION  PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL
SATISFACTORY  TO THE TRUSTEE  THAT THE PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR
RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT
INCOME  SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT
SUBJECT THE MASTER  SERVICER,  THE COMPANY OR THE TRUSTEE TO ANY  OBLIGATION  OR  LIABILITY IN
ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A
"REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN
SECTIONS  860G AND 860D OF THE CODE.  THE  FOLLOWING  INFORMATION  IS PROVIDED  SOLELY FOR THE
PURPOSES OF APPLYING THE U.S.  FEDERAL  INCOME TAX ORIGINAL  ISSUE  DISCOUNT  ("OID") RULES TO
THIS  CERTIFICATE.  THE ISSUE DATE OF THIS  CERTIFICATE  IS  ___________  __,  ____.  ASSUMING
THAT THE MORTGAGE  LOANS PREPAY AT 100% OF THE  PREPAYMENT  SPEED  ASSUMPTION (AS DESCRIBED IN
THE PROSPECTUS  SUPPLEMENT),  THIS  CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[      ] OF
OID PER  $[1,000]  OF  INITIAL  CERTIFICATE  PRINCIPAL  BALANCE,  THE  YIELD  TO  MATURITY  IS
[        ]%  AND THE AMOUNT OF OID  ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN
$[        ]  PER  $[1,000]  OF  INITIAL  CERTIFICATE  PRINCIPAL  BALANCE,  COMPUTED  UNDER THE
APPROXIMATE  METHOD.  NO  REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE
BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.                                                   [________]% Pass-Through Rate

Class B-     Subordinate                                          Aggregate Certificate
                                                                  Principal Balance
Date of Pooling and Servicing                                     of the Class B-
Agreement and Cut-off Date:                                       Certificates as of
___________ 1, ____                                               the Cut-off Date:
                                                                  $__________________
First Distribution Date:
_________ 25, ____                                                Initial Certificate Principal
                                                                  Balance of this Certificate:
Master Servicer:                                                  $__________________
Residential Funding Company, LLC

Assumed Final Distribution Date:
___________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                       SERIES ____-___

       evidencing a  percentage  interest in any  distributions  allocable to the Class
       B-      Certificates  with respect to the Trust Fund  consisting  primarily of a pool of  [conventional  one- to  four-family  fixed interest rate first mortgage loans] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This  Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in  Residential  Accredit  Loans,  Inc., the Master
Servicer,  the  Trustee  referred  to  below  or  GMAC  Mortgage  Group,  LLC or any of  their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by  Residential  Accredit  Loans,
Inc.,  the  Master  Servicer,  the  Trustee  or  GMAC  Mortgage  Group,  LLC or  any of  their affiliates.  None of the Company,  the Master  Servicer,  GMAC Mortgage  Group,  LLC or any of
their  affiliates  will  have  any  obligation  with  respect  to  any  certificate  or  other obligation secured by or payable from payments on the Certificates.

               This certifies that  Residential  Accredit Loans,  Inc. is the registered owner
of  the  Percentage  Interest  evidenced  by  this  Certificate   (obtained  by  dividing  the
Certificate  Principal  Balance of this  Certificate  by the aggregate  Certificate  Principal
Balance of all Class B-      Certificates,  both as specified above) in certain  distributions with  respect  to a  Trust  Fund  consisting  primarily  of a pool  of  [conventional  one- to four-family  fixed interest rate first  mortgage  loans] (the  "Mortgage  Loans"),  formed and sold by  Residential  Accredit  Loans,  Inc.  (hereinafter  called the  "Company,"  which term includes any  successor  entity  under the  Agreement  referred to below).  The Trust Fund was created  pursuant  to a  Pooling  and  Servicing  Agreement  dated  as  specified  above  (the
"Agreement") among the Company,  the Master Servicer and  __________________,  as trustee (the
"Trustee"),  a  summary  of  certain  of the  pertinent  provisions  of  which  is  set  forth hereafter.  To the extent not  defined  herein,  the  capitalized  terms used  herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions  and  conditions of the  Agreement,  to which  Agreement the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the
25th  day of each  month  or,  if such  25th  day is not a  Business  Day,  the  Business  Day immediately  following (the  "Distribution  Date"),  commencing on the first Distribution Date specified  above,  to the Person in whose name this  Certificate is registered at the close of business  on the last  day (or if such  last  day is not a  Business  Day,  the  Business  Day immediately  preceding  such  last  day)  of the  month  next  preceding  the  month  of  such distribution (the "Record Date"),  from the Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and the amount (of
interest  and  principal,   if  any)  required  to  be  distributed  to  Holders  of  Class  B
Certificates on such Distribution Date.

               Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent  appointed by the Trustee in  immediately available  funds (by wire  transfer  or  otherwise)  for the  account of the  Person  entitled thereto if such Person shall have so notified  the Master  Servicer or such Paying  Agent,  or by check  mailed to the  address  of the Person  entitled  thereto,  as such name and  address shall appear on the Certificate Register.

               Notwithstanding  the above, the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender  of this  Certificate  at the office or agency  appointed  by the  Trustee  for that purpose.  The Initial  Certificate  Principal  Balance of this Certificate is set forth above.
The Certificate  Principal  Balance hereof will be reduced to the extent of the  distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B  Certificate  will be made unless such  transfer is exempt from the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state  securities  laws or is made in  accordance  with said Act and laws.  In the event that such a  transfer  is to be made,  (i) the  Trustee or the  Company  may  require an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the Trustee and the Company that such transfer is exempt  (describing  the applicable  exemption and the basis therefor) from or is being made pursuant to the  registration  requirements  of the Securities
Act of 1933, as amended,  and of any  applicable  statute of any state and (ii) the transferee shall  execute  an  investment  letter in the form  described  by the  Agreement.  The  Holder hereof  desiring to effect  such  transfer  shall,  and does hereby  agree to,  indemnify  the
Trustee,  the Company,  the Master Servicer and the Certificate  Registrar acting on behalf of the Trustee  against any liability  that may result if the transfer is not so exempt or is not made in accordance  with such Federal and state laws. In  connection  with any such  transfer, the Trustee will also require either (i) an opinion of counsel  addressed to the Trustee,  the
Company and the Master Servicer,  acceptable to and in form and substance  satisfactory to the
Trustee with respect to the  permissibility  of such  transfer  under the Employee  Retirement
Income Security Act of 1974, as amended  ("ERISA"),  and Section 4975 of the Internal  Revenue
Code (the "Code") and stating,  among other things,  that the  transferee's  acquisition  of a
Class B  Certificate  will not  constitute  or result in a non-exempt  prohibited  transaction under  Section 406 of ERISA or Section 4975 of the Code or (ii) a  representation  letter,  in the  form  as  described  by  Section  5.02(e)  of the  Agreement,  either  stating  that  the transferee  is not an employee  benefit or other plan  subject to the  prohibited  transaction provisions  of ERISA or Section 4975 of the Code (a "Plan"),  or any other  person  (including an  investment  manager,  a named  fiduciary  or a trustee of any Plan)  acting,  directly  or indirectly,  on behalf of or  purchasing  any  Certificate  with "plan assets" of any Plan, or stating that the transferee is an insurance  company,  the source of funds to be used by it to purchase the  Certificate is an "insurance  company  general  account"  (within the meaning of
Department of Labor Prohibited  Transaction Class Exemption  ("PTCE") 95-60), and the purchase is being made in  reliance  upon the  availability  of the  exemptive  relief  afforded  under
Sections I and III of PTCE 95-60.

               This  Certificate is one of a duly authorized  issue of Certificates  issued in several Classes designated as Mortgage  Asset-Backed  Pass-Through  Certificates of the Series
specified hereon (herein collectively called the "Certificates").

               The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the  Certificate  Account  created  for the benefit of  Certificateholders  may be made by the
Master   Servicer   from   time  to  time   for   purposes   other   than   distributions   to
Certificateholders,  such purposes including without  limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided,  the amendment of the  Agreement  and the  modification  of the rights and  obligations  of the Company,  the
Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the  Company,  the Master  Servicer  and the  Trustee  with the  consent of the
Holders  of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage
Interests of each Class of Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate  is  registrable  in the  Certificate  Register upon surrender  of this  Certificate  for  registration  of  transfer  at the  offices or  agencies appointed by the  Trustee,  duly  endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly
authorized  in  writing,   and  thereupon   one  or  more  new   Certificates   of  authorized
denominations  evidencing the same Class and aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered  Certificates  without coupons in Classes and in  denominations  specified  in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

               No  service  charge  will be made  for any such  registration  of  transfer  or exchange,  but the Trustee may require  payment of a sum  sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company,  the Master  Servicer,  the Trustee and the Certificate  Registrar
and any agent of the Company,  the Master Servicer,  the Trustee or the Certificate  Registrar
may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and neither the Company,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

               This  Certificate  shall be governed by and  construed in  accordance  with the laws of the State of New York.

               The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and  required to be paid to them  pursuant to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan and (ii) the  purchase  by the  Master
Servicer  from the Trust Fund of all  remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the  Certificates.  The
Agreement  permits,  but does not  require,  the Master  Servicer  to (i)  purchase at a price determined  as  provided  in the  Agreement  all  remaining  Mortgage  Loans and all  property acquired in respect of any Mortgage  Loan or (ii) purchase in whole,  but not in part,  all of the  Certificates  from the  Holders  thereof;  provided,  that any  such  option  may only be exercised if the Pool Stated  Principal  Balance of the Mortgage Loans as of the  Distribution
Date upon which the  proceeds of any such  purchase are  distributed  is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless  the  certificate  of  authentication  hereon has been  executed  by the
Certificate  Registrar,  by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN  WITNESS  WHEREOF,  the  Trustee  has  caused  this  Certificate  to be duly executed.

Dated: __________________                   [_____________________________],
                                                as Trustee

                                            By:____________________________
                                                 Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

               This is one of the Class B-     Certificates referred to in the
within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By:____________________________
                                                 Authorized Signatory

                                          ASSIGNMENT

               FOR VALUE RECEIVED,  the undersigned hereby sell(s),  assign(s) and transfer(s)
unto  _______________________________________________________________________________  (Please
print or  typewrite  name and address  including  postal zip code of  assignee)  a  Percentage
Interest  evidenced by the within Mortgage  Asset-Backed  Pass-Through  Certificate and hereby authorizes  the  transfer of  registration  of such  interest  to assignee on the  Certificate
Register of the Trust Fund.

               I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:  ___________________                 ___________________________________________
                                            Signature by or on behalf of assignor

                                             ___________________________________________
                                                 Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions  shall be made,  by wire transfer or otherwise,  in  immediately  available funds to  ______________________________  for the account of _________________________ account number __________________, or, if mailed by check, to ______________________________.

     Applicable statements should be mailed to __________________________.

     This  information  is provided by  ____________________,  the assignee  named  above,  or
_____________________, as its agent.

                                         EXHIBIT C-I

                                 FORM OF CLASS P CERTIFICATE

THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933,
AS AMENDED,  OR THE SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS
IT IS  REGISTERED  PURSUANT  TO SUCH ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS
WHICH ARE  EXEMPT  FROM  REGISTRATION  UNDER  SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS
TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT).

NO TRANSFER OF THIS  CERTIFICATE  MAY BE MADE TO ANY PERSON,  UNLESS THE  TRANSFEREE  PROVIDES
EITHER A  CERTIFICATION  PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL
SATISFACTORY TO THE THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE  WILL NOT CONSTITUTE OR
RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT
INCOME  SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT
SUBJECT THE MASTER  SERVICER,  THE COMPANY OR THE TRUSTEE TO ANY  OBLIGATION  OR  LIABILITY IN
ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No. ___                                               Prepayment Charge

Class P - Prepayment Charge                                       Aggregate Certificate Principal Balance
                                                                  of the Class P
Date of Pooling and Servicing                                     Certificates as of
Agreement and Cut-off Date:                                       the Cut-off Date:
__________ 1, ____                                                $0.00

First Distribution Date:                                          Initial Certificate Principal Balance of this Certificate:
__________ 25, ____                                               $____

Master Servicer:                                                  Percentage Interest of this Certificate:
Residential Funding Company, LLC                                  100%

Assumed Final Distribution Date:                                  CUSIP: __________
__________ 25, ____
                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                       SERIES ____-___

       evidencing a percentage  interest in any distributions  allocable to the Class P
       Certificates  with respect to the Trust Fund  consisting  primarily of a pool of
       [one- to four-family  residential,  payment-option,  adjustable-rate  first lien mortgage  loans  with a  negative  amortization  feature]  formed  and  sold  by
       RESIDENTIAL ACCREDIT LOANS, INC.

               This  Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in  Residential  Accredit  Loans,  Inc., the Master
Servicer,  the  Trustee  referred  to  below  or  GMAC  Mortgage  Group,  LLC or any of  their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by  Residential  Accredit  Loans,
Inc.,  the  Master  Servicer,  the  Trustee  or  GMAC  Mortgage  Group,  LLC or  any of  their affiliates.  None of the Company,  the Master  Servicer,  GMAC Mortgage  Group,  LLC or any of
their  affiliates  will  have  any  obligation  with  respect  to  any  certificate  or  other obligation secured by or payable from payments on the Certificates.

               This certifies  that  ____________________________  is the registered  owner of the  Percentage  Interest  evidenced  by this  Certificate  (as  specified  above) in  certain distributions  with  respect  to a Trust  Fund  consisting  primarily  of a pool of  [one-  to four-family  residential,  payment-option,  adjustable-rate  first lien mortgage  loans with a negative  amortization  feature]  (the  "Mortgage  Loans"),  formed  and  sold by  Residential
Accredit  Loans,  Inc.  (hereinafter  called the "Company,"  which term includes any successor entity  under the  Agreement  referred  to below).  The Trust Fund was  created  pursuant to a
Pooling  and  Servicing  Agreement  dated as  specified  above  (the  "Agreement")  among  the
Company, the Master Servicer and  ____________________,  as trustee (the "Trustee"), a summary of certain of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not defined  herein,  the  capitalized  terms  used  herein  have  the  meanings  assigned  in the
Agreement.  This  Certificate  is issued  under and is subject to the  terms,  provisions  and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the
25th  day of each  month  or,  if such  25th  day is not a  Business  Day,  the  Business  Day immediately  following (the  "Distribution  Date"),  commencing on the first Distribution Date specified  above,  to the Person in whose name this  Certificate  at the close of  business on the  last  day (or if such  last day is not a  Business  Day,  the  Business  Day  immediately preceding  such last day) of the month  immediately  preceding the month of such  distribution
(the "Record Date"),  in an amount equal to the product of the Percentage  Interest  evidenced by  this  Certificate  and the  amount  required  to be  distributed  to  Holders  of  Class P
Certificates on such Distribution Date.

               Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent  appointed by the Trustee in  immediately available  funds (by wire  transfer  or  otherwise)  for the  account of the  Person  entitled thereto if such Person shall have so notified  the Master  Servicer or such Paying  Agent,  or by check  mailed to the  address  of the Person  entitled  thereto,  as such name and  address shall appear on the Certificate Register.

               Notwithstanding  the above, the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender  of this  Certificate  at the office or agency  appointed  by the  Trustee  for that purpose.

               No transfer of this Class P  Certificate  will be made unless such  transfer is exempt from the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state  securities  laws or is made in  accordance  with said Act and laws.  In the event that such a  transfer  is to be made,  (i) the  Trustee or the  Company  may  require an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the Trustee and the Company that such transfer is exempt  (describing  the applicable  exemption and the basis therefor) from or is being made pursuant to the  registration  requirements  of the Securities
Act of 1933, as amended,  and of any  applicable  statute of any state and (ii) the transferee shall  execute  an  investment  letter in the form  described  by the  Agreement.  The  Holder hereof  desiring to effect  such  transfer  shall,  and does hereby  agree to,  indemnify  the
Trustee,  the Company,  the Master Servicer and the Certificate  Registrar acting on behalf of the Trustee  against any liability  that may result if the transfer is not so exempt or is not made in accordance  with such Federal and state laws. In  connection  with any such  transfer, the Trustee will also require either (i) an opinion of counsel  addressed to the Trustee,  the
Company and the Master Servicer,  acceptable to and in form and substance  satisfactory to the
Trustee with respect to the  permissibility  of such  transfer  under the Employee  Retirement
Income Security Act of 1974, as amended  ("ERISA"),  and Section 4975 of the Internal  Revenue
Code (the "Code") and stating,  among other things,  that the  transferee's  acquisition  of a
Class P  Certificate  will not  constitute  or result in a non-exempt  prohibited  transaction under  Section 406 of ERISA or Section 4975 of the Code or (ii) a  representation  letter,  in the  form  as  described  by  Section  5.02(e)  of the  Agreement,  either  stating  that  the transferee  is not an employee  benefit or other plan  subject to the  prohibited  transaction provisions  of ERISA or Section 4975 of the Code (a "Plan"),  or any other  person  (including an  investment  manager,  a named  fiduciary  or a trustee of any Plan)  acting,  directly  or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This  Certificate is one of a duly authorized  issue of Certificates  issued in several Classes designated as Mortgage  Asset-Backed  Pass-Through  Certificates of the Series
specified hereon (herein collectively called the "Certificates").

               The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the  Certificate  Account  created  for the benefit of  Certificateholders  may be made by the
Master   Servicer   from   time  to  time   for   purposes   other   than   distributions   to
Certificateholders,  such purposes including without  limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided,  the amendment of the  Agreement  and the  modification  of the rights and  obligations  of the Company,  the
Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the  Company,  the Master  Servicer  and the  Trustee  with the  consent of the
Holders  of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage
Interests of each Class of Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate  is  registrable  in the  Certificate  Register upon surrender  of this  Certificate  for  registration  of  transfer  at the  offices or  agencies appointed by the  Trustee,  duly  endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly
authorized  in  writing,   and  thereupon   one  or  more  new   Certificates   of  authorized
denominations  evidencing the same Class and aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered  Certificates  without coupons in Classes and in  denominations  specified  in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

               No  service  charge  will be made  for any such  registration  of  transfer  or exchange,  but the Trustee may require  payment of a sum  sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company,  the Master  Servicer,  the Trustee and the Certificate  Registrar
and any agent of the Company,  the Master Servicer,  the Trustee or the Certificate  Registrar
may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and neither the Company,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

               This  Certificate  shall be governed by and  construed in  accordance  with the laws of the State of New York.

               The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and  required to be paid to them  pursuant to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan and (ii) the  purchase  by the  Master
Servicer  from the Trust Fund of all  remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the  Certificates.  The
Agreement  permits,  but does not  require,  the Master  Servicer  to (i)  purchase at a price determined  as  provided  in the  Agreement  all  remaining  Mortgage  Loans and all  property acquired in respect of any Mortgage  Loan or (ii) purchase in whole,  but not in part,  all of the  Certificates  from the  Holders  thereof;  provided,  that any  such  option  may only be exercised if the Pool Stated  Principal  Balance of the Mortgage Loans as of the  Distribution
Date upon which the  proceeds of any such  purchase are  distributed  is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless  the  certificate  of  authentication  hereon has been  executed  by the
Certificate  Registrar,  by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: _______________                      [____________________________],
                                                as Trustee

                                            By: ____________________________
                                                 Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

This is one of the Class P Certificates referred to in the within-mentioned Agreement.

                                            [____________________________],
                                                   as Certificate Registrar

                                            By:______________________________
                                                   Authorized Signatory

                                          ASSIGNMENT

               FOR VALUE RECEIVED,  the undersigned hereby sell(s),  assign(s) and transfer(s)
unto __________________________________________________________________________________(Please
print or  typewrite  name and address  including  postal zip code of  assignee)  a  Percentage
Interest  evidenced by the within Mortgage  Asset-Backed  Pass-Through  Certificate and hereby authorizes  the  transfer of  registration  of such  interest  to assignee on the  Certificate
Register of the Trust Fund.

               I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated: ______________                       _______________________________________
                                            Signature by or on behalf of assignor

                                           ___________________________________________
                                                 Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions  shall be made,  by wire transfer or otherwise,  in  immediately  available funds to  ______________________________  for the account of _________________________ account number __________________, or, if mailed by check, to ______________________________.

     Applicable statements should be mailed to __________________________.

     This  information  is provided by  ____________________,  the assignee  named  above,  or
_____________________, as its agent.

                                         EXHIBIT C-II

                                   CLASS SB-[ ] CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR  CERTIFICATES,  THE
CLASS M-1,  CLASS M-2,  CLASS M-3,  [CLASS M-4,  CLASS M-5,  CLASS M-6,  CLASS M-7, CLASS M-8,
CLASS M-9 AND CLASS M-10] CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR INTEREST"
IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF
1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED
UNLESS  IT IS  REGISTERED  PURSUANT  TO SUCH  ACT  AND  LAWS  OR IS  SOLD  OR  TRANSFERRED  IN
TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  STATE
LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND
SERVICING AGREEMENT (THE "AGREEMENT").

        NO TRANSFER  OF THIS  CERTIFICATE  OR ANY  INTEREST  HEREIN  SHALL BE MADE TO ANY PLAN
SUBJECT  TO TITLE I OF ERISA OR  SECTION  4975 OF THE CODE,  ANY PERSON  ACTING,  DIRECTLY  OR
INDIRECTLY,  ON BEHALF OF ANY SUCH PLAN OR ANY PERSON ACQUIRING SUCH  CERTIFICATES  WITH "PLAN
ASSETS" OF A PLAN WITHIN THE MEANING OF THE DEPARTMENT OF LABOR  REGULATION  PROMULGATED AT 29
C.F.R.SS.2510.3-101,  AS MODIFIED BY SECTION 3(42) OF ERISA ("PLAN ASSET REGULATIONS"),  UNLESS
THE  DEPOSITOR,  THE TRUSTEE AND THE MASTER  SERVICER ARE PROVIDED  WITH AN OPINION OF COUNSEL
WHICH  ESTABLISHES TO THE  SATISFACTION  OF THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE
IS  PERMISSIBLE  UNDER  APPLICABLE  LAW,  WILL NOT  CONSTITUTE  OR  RESULT  IN ANY  PROHIBITED
TRANSACTION  UNDER  TITLE I OF ERISA OR  SECTION  4975 OF THE  CODE AND WILL NOT  SUBJECT  THE
DEPOSITOR,  THE MASTER SERVICER,  THE TRUSTEE OR THE TRUST FUND TO ANY OBLIGATION OR LIABILITY
(INCLUDING  OBLIGATIONS OR LIABILITIES  UNDER TITLE I OF ERISA OR SECTION 4975 OF THE CODE) IN
ADDITION  TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF COUNSEL  SHALL NOT BE AN
EXPENSE OF. THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND.

Class SB-[ ] Subordinate                                          Certificate No. ___

Date of Pooling and Servicing Agreement                           Percentage Interest: _____%
and Cut-off Date:
___________ 1, ____

First Distribution Date:                                          Aggregate Initial Notional Principal
___________ 25, ____                                              Balance of the Class SB-[ ] Certificates:
                                                                  $____________

Master Servicer:                                                  Initial Notional Balance
Residential Funding Company, LLC                                  of this Class SB-2 Certificate:
                                                                  $____________

Maturity Date:                                                    CUSIP: ____________
___________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                      Series _____-____

               evidencing a percentage  interest in any distributions  allocable to the Class SB-[ ]  Certificates  with respect to the Trust Fund
               consisting   primarily   of  a  pool  of  [one-  to   four-family
               residential,  hybrid  adjustable-rate  first lien mortgage  loans
               with  a  negative   amortization  feature]  formed  and  sold  by
               RESIDENTIAL ACCREDIT LOANS, INC.

        This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not represent  an  obligation  of or interest in  Residential  Accredit  Loans,  Inc.,  the Master
Servicer,  the  Trustee  referred  to  below  or  GMAC  Mortgage  Group,  LLC or any of  their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by  Residential  Accredit  Loans,
Inc.,  the  Master  Servicer,  the  Trustee  or  GMAC  Mortgage  Group,  LLC or  any of  their affiliates.  None of the Depositor,  the Master  Servicer,  GMAC Mortgage Group, LLC or any of
their  affiliates  will  have  any  obligation  with  respect  to  any  certificate  or  other obligation secured by or payable from payments on the Certificates.

        This certifies that PRAMWAVE & CO. is the registered owner of the Percentage  Interest evidenced  by this  Certificate  in  certain  distributions  with  respect  to the Trust  Fund consisting  primarily of an interest in a pool of [one- to four-family  adjustable  rate first lien  mortgage  loans] (the  "Mortgage  Loans"),  sold by  Residential  Accredit  Loans,  Inc.
(hereinafter  called the  "Depositor,"  which term  includes  any  successor  entity under the
Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing
Agreement  dated as  specified  above  (the  "Agreement")  among  the  Depositor,  the  Master
Servicer  and  _____________,  as  trustee  (the  "Trustee"),  a  summary  of  certain  of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance  hereof,  assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each  month  or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the "Distribution Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the last Business
Day of the month  immediately  preceding the month of such  distribution  (the "Record Date"), from the  Available  Distribution  Amount in an amount equal to the product of the  Percentage
Interest  evidenced  by this  Certificate  and the amount of interest and  principal,  if any, required to be distributed to Holders of Class SB-[ ] Certificates on such Distribution Date.

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on  behalf of the  Trustee  or by a Paying  Agent  appointed  by the  Trustee  in  immediately available  funds (by wire  transfer  or  otherwise)  for the  account of the  Person  entitled thereto if such Person shall have so notified  the Master  Servicer or such Paying  Agent,  or by check  mailed to the  address  of the Person  entitled  thereto,  as such name and  address shall appear on the Certificate Register.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after  due  notice  of the  pendency  of such  distribution  and only  upon  presentation  and surrender  of this  Certificate  at the office or agency  appointed  by the  Trustee  for that
purpose.   The  Notional  Amount  of  this  Class  SB-[  ]  Certificate  as  of  any  date  of
determination  will  be  calculated  as  described  in  the  Agreement.   This  Class  SB-[  ]
Certificate  will  accrue  interest  at the  Pass-Through  Rate  on  the  Notional  Amount  as
indicated in the  definition  of Accrued  Certificate  Interest in the  Agreement.  This Class
SB-[ ] Certificate will not accrue interest on its Certificate Principal Balance.

        No transfer  of this Class SB-[ ]  Certificate  will be made  unless such  transfer is exempt from the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state  securities  laws or is made in  accordance  with said Act and laws.  In the event that such a transfer  is to be made,  (i) the  Trustee or the  Depositor  may require an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the Trustee and the  Depositor  that such  transfer is exempt  (describing  the  applicable  exemption and the basis  therefor)  from or is being  made  pursuant  to the  registration  requirements  of the
Securities Act of 1933, as amended,  and of any  applicable  statute of any state and (ii) the transferee  shall execute an investment  letter in the form  described by the  Agreement.  The
Holder hereof  desiring to effect such  transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the  Depositor,  the Master  Servicer and the  Certificate  Registrar  acting on behalf of the Trustee  against any liability  that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        No transfer  of this  Certificate  or any  interest  herein  shall be made to any Plan subject  to Title I of ERISA or  Section  4975 of the Code,  any Person  acting,  directly  or indirectly,  on behalf of any such Plan or any Person acquiring such  Certificates  with "plan assets" of a Plan within the meaning of the Department of Labor  regulation  promulgated at 29
C.F.R.ss.2510.3-101,  as modified by Section 3(42) of ERISA ("Plan Asset Regulations"),  unless the  Depositor,  the Trustee and the Master  Servicer are provided  with an Opinion of Counsel which  establishes to the  satisfaction  of the Trustee that the purchase of this  Certificate is  permissible  under  applicable  law,  will not  constitute  or  result  in any  prohibited transaction  under  Title I of ERISA or  Section  4975 of the  Code and will not  subject  the
Depositor,  the Master Servicer,  the Trustee or the Trust Fund to any obligation or liability
(including  obligations or liabilities  under Title I of ERISA or Section 4975 of the Code) in addition  to those  undertaken  in the  Agreement,  which  Opinion of Counsel  shall not be an expense of the Depositor, the Master Servicer, the Trustee or the Trust Fund.

        This Certificate is one of a duly authorized  issue of Certificates  issued in several
Classes  designated  as  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series
specified hereon (herein collectively called the "Certificates").

        The  Certificates  are  limited  in  right  of  payment  to  certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As  provided in the  Agreement,  withdrawals  from the  Custodial  Account  and/or the
Certificate  Account created for the benefit of  Certificateholders  may be made by the Master
Servicer from time to time for purposes other than distributions to  Certificateholders,  such purposes including without  limitation  reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided,  the amendment of the
Agreement and the  modification  of the rights and  obligations of the  Depositor,  the Master
Servicer and the Trustee and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the Master  Servicer  and the Trustee with the consent of the
Holders  of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage
Interests of each Class of Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable  in the  Certificate  Register upon surrender of this Certificate for  registration of transfer at the offices or agencies  appointed by the
Trustee,  duly  endorsed  by,  or  accompanied  by an  assignment  in the form  below or other written  instrument  of transfer  in form  satisfactory  to the  Trustee  and the  Certificate
Registrar  duly  executed by the Holder hereof or such  Holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage Interest will be issued to the designated  transferee or transferees.

        The  Certificates  are issuable only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein  set forth,  Certificates  are  exchangeable  for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental charge payable in connection therewith.

        The Depositor,  the Master Servicer,  the Trustee,  the Certificate  Registrar and any
agent of the Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may
treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and  neither the  Depositor,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New York.

        The obligations  created by the Agreement in respect of the Certificates and the Trust
Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held  by or on  behalf  of the  Trustee  and  required  to be paid  to  them  pursuant  to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan,  and (ii) the  purchase by the Master
Servicer  from the Trust Fund of all  remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the  Certificates.  The
Agreement  permits,  but does not require,  the Master  Servicer  (i) to purchase,  at a price determined  as  provided in the  Agreement,  all  remaining  Mortgage  Loans and all  property acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the  Certificates  from the  Holders  thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance  before giving effect to the  distributions  to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution Date upon which the  proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off
Date Principal Balance of the Mortgage Loans.

        Unless the certificate of  authentication  hereon has been executed by the Certificate
Registrar by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                   [Signature Page Follows]

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                   __________________________,
                                                   as Trustee

                                                   By:________________________________________
                                                      Authorized Signatory

Dated:  _________

                                CERTIFICATE OF AUTHENTICATION

        This is one of the Class SB-[ ] Certificates referred to in the within-mentioned
Agreement.

                                                   ___________________________,
                                                   as Certificate Registrar

                                                   By:  _______________________________
                                                      Authorized Signatory

                                          ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 _____________________________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the beneficial  interest  evidenced  by the within Trust  Certificate  and hereby  authorizes  the transfer of  registration  of such  interest to  assignee on the  Certificate  Register of the
Trust Fund.

        I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like denomination  and Class,  to the above named  assignee  and deliver  such  Certificate  to the following address:
______________________________________________________________________________________________

Dated:_____________________                        ____________________________________
                                                   Signature by or on behalf of assignor

                                                   _____________________________________________
                                                   Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or otherwise,  in  immediately  available  fund to____________________________________________________________________________
for the account of ___________________________________________________________________________
account number _______________________________________________________________________________
or, if mailed by check, to ___________________________________________________________________

        Applicable statements should be mailed to:____________________________________________
______________________________________________________________________________________________
______________________________________________________________________________________________

        This information is provided by ___________________________________, the assignee named above, or ______________________________, as its agent.

                                          EXHIBIT D

                                 FORM OF CLASS R CERTIFICATE

THIS  CERTIFICATE  MAY  NOT BE HELD BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON  OR A
DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "RESIDUAL  INTEREST" IN A
"REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT" AS THOSE  TERMS ARE  DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS  CERTIFICATE  MAY BE MADE TO ANY PERSON,  UNLESS THE  TRANSFEREE  PROVIDES
EITHER A  CERTIFICATION  PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL
SATISFACTORY  TO THE TRUSTEE  THAT THE PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR
RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT
INCOME  SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT
SUBJECT THE MASTER  SERVICER,  THE COMPANY OR THE TRUSTEE TO ANY  OBLIGATION  OR  LIABILITY IN
ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY  RESALE,  TRANSFER  OR  OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE  ONLY IF THE
PROPOSED  TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT  TO THE MASTER  SERVICER  AND THE TRUSTEE
THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE UNITED  STATES,  ANY STATE OR POLITICAL  SUBDIVISION
THEREOF,  ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR  INSTRUMENTALITY OF ANY OF THE
FOREGOING (OTHER THAN AN  INSTRUMENTALITY  WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE
SUBJECT TO TAX AND EXCEPT  FOR  FREDDIE  MAC,  A  MAJORITY  OF ITS BOARD OF  DIRECTORS  IS NOT
SELECTED  BY  SUCH   GOVERNMENTAL   UNIT),  (B)  A  FOREIGN   GOVERNMENT,   ANY  INTERNATIONAL
ORGANIZATION,  OR  ANY  AGENCY  OR  INSTRUMENTALITY  OF  EITHER  OF  THE  FOREGOING,  (C)  ANY
ORGANIZATION (OTHER THAN CERTAIN FARMERS'  COOPERATIVES  DESCRIBED IN SECTION 521 OF THE CODE)
WHICH IS EXEMPT  FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE  UNLESS  SUCH  ORGANIZATION  IS
SUBJECT TO THE TAX  IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX IMPOSED BY SECTION
511 OF THE CODE ON UNRELATED  BUSINESS  TAXABLE  INCOME),  (D) RURAL  ELECTRIC  AND  TELEPHONE
COOPERATIVES   DESCRIBED  IN  SECTION  1381(a)(2)(C)  OF  THE  CODE,  (E)  AN  ELECTING  LARGE
PARTNERSHIP  UNDER  SECTION  775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED  IN THE  FOREGOING
CLAUSES  (A),   (B),   (C),  (D)  OR  (E)  BEING  HEREIN   REFERRED  TO  AS  A   "DISQUALIFIED
ORGANIZATION"),  OR (F) AN  AGENT  OF A  DISQUALIFIED  ORGANIZATION,  (2) NO  PURPOSE  OF SUCH
TRANSFER IS TO IMPEDE THE  ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH  TRANSFEREE  SATISFIES
CERTAIN  ADDITIONAL   CONDITIONS   RELATING  TO  THE  FINANCIAL   CONDITION  OF  THE  PROPOSED
TRANSFEREE.  NOTWITHSTANDING  THE  REGISTRATION IN THE  CERTIFICATE  REGISTER OR ANY TRANSFER,
SALE OR OTHER  DISPOSITION OF THIS  CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN AGENT OF
A  DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR
EFFECT  WHATSOEVER  AND SUCH  PERSON  SHALL NOT BE DEEMED  TO BE A  CERTIFICATEHOLDER  FOR ANY
PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT  LIMITED  TO, THE  RECEIPT OF  DISTRIBUTIONS  ON THIS
CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS  CERTIFICATE  SHALL BE
DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                                   [______]% Pass-Through Rate

Class R Senior                                                    Aggregate Initial Certificate
                                                                  Principal Balance of the
Date of Pooling and Servicing                                     Class R Certificates:
Agreement and Cut-off Date:                                       $100.00
___________ 1, ____
                                                                  Initial Certificate Principal
First Distribution Date:                                          Balance of this Certificate:
_________ 25, ____                                                $___________________

Master Servicer:                                                  Percentage Interest:
Residential Funding Company, LLC                                  ____________%

Assumed Final Distribution Date:                                  CUSIP 76110F-
___________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                       SERIES ____-___

        evidencing a percentage interest in any distributions  allocable to the Class R
        Certificates  with respect to the Trust Fund consisting  primarily of a pool of
        [conventional  one- to four-family  fixed  interest rate first mortgage  loans]
        formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This  Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in  Residential  Accredit  Loans,  Inc., the Master
Servicer,  the  Trustee  referred  to  below  or  GMAC  Mortgage  Group,  LLC or any of  their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by  Residential  Accredit  Loans,
Inc.,  the  Master  Servicer,  the  Trustee  or  GMAC  Mortgage  Group,  LLC or  any of  their affiliates.  None of the Company,  the Master  Servicer,  GMAC Mortgage  Group,  LLC or any of
their  affiliates  will  have  any  obligation  with  respect  to  any  certificate  or  other obligation secured by or payable from payments on the Certificates.

               This certifies that  ___________________________________________________ is the
registered  owner of the  Percentage  Interest  evidenced  by this  Certificate  (obtained  by dividing  the Initial  Certificate  Principal  Balance of this  Certificate  by the  aggregate
Initial  Certificate  Principal Balance of all Class R Certificates,  both as specified above)
in certain  distributions  with  respect to the Trust Fund  consisting  primarily of a pool of
[conventional  one- to four-family  fixed  interest rate first mortgage  loans] (the "Mortgage
Loans"),  formed  and  sold by  Residential  Accredit  Loans,  Inc.  (hereinafter  called  the
"Company,"  which term includes any successor  entity under the Agreement  referred to below).
The Trust Fund was created  pursuant to a Pooling and Servicing  Agreement  dated as specified above (the  "Agreement")  among the Company,  the Master Servicer and  __________________,  as
trustee (the  "Trustee"),  a summary of certain of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not defined herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the
25th  day of each  month  or,  if such  25th  day is not a  Business  Day,  the  Business  Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement, to the Person in whose name this  Certificate  is  registered  at the close of business on the last day (or if such last day is not a Business  Day, the Business Day  immediately  preceding such  last  day) of the  month  immediately  preceding  the  month of such  distribution  (the
"Record Date"),  from the Available  Distribution  Amount in an amount equal to the product of the  Percentage  Interest  evidenced  by this  Certificate  and the  amount (of  interest  and principal,  if any)  required to be  distributed  to Holders of Class R  Certificates  on such
Distribution Date.

               Each  Holder of this  Certificate  will be deemed to have agreed to be bound by the  restrictions  set forth in the  Agreement  to the effect that (i) each person  holding or acquiring  any  Ownership  Interest in this  Certificate  must be a United States Person and a
Permitted  Transferee,  (ii) the transfer of any Ownership  Interest in this  Certificate will be  conditioned  upon the delivery to the Trustee of, among other things,  an affidavit to the effect that it is a United  States  Person and  Permitted  Transferee,  (iii) any attempted or purported  transfer  of any  Ownership  Interest  in this  Certificate  in  violation  of such restrictions  will be  absolutely  null  and void and will  vest no  rights  in the  purported transferee,  and  (iv) if any  person  other  than a  United  States  Person  and a  Permitted
Transferee  acquires  any  Ownership  Interest  in  this  Certificate  in  violation  of  such restrictions,  then the  Company  will have the  right,  in its sole  discretion  and  without notice to the Holder of this  Certificate,  to sell this  Certificate to a purchaser  selected by the Company,  which purchaser may be the Company,  or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding  the above, the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender  of this  Certificate  at the office or agency  appointed  by the  Trustee  for that purpose.  The Initial  Certificate  Principal  Balance of this Certificate is set forth above.
The  Certificate  Principal  Balance  hereof  will be reduced  to the extent of  distributions allocable  to  principal  and  any  Realized  Losses  allocable  hereto.  Notwithstanding  the reduction of the Certificate  Principal  Balance hereof to zero, this  Certificate will remain outstanding  under the Agreement and the Holder hereof may have  additional  obligations  with respect  to this  Certificate,  including  tax  liabilities,  and may be  entitled  to certain additional  distributions  hereon,  in  accordance  with  the  terms  and  provisions  of  the
Agreement.

               No  transfer  of this Class R  Certificate  will be made unless the Trustee has received  either (i) an opinion of counsel  addressed  to the  Trustee,  the  Company  and the
Master  Servicer,  acceptable  to and in form and substance  satisfactory  to the Trustee with respect to the  permissibility of such transfer under the Employee  Retirement Income Security
Act of 1974,  as  amended  ("ERISA"),  and  Section  4975 of the  Internal  Revenue  Code (the
"Code") and  stating,  among other  things,  that the  transferee's  acquisition  of a Class R
Certificate  will not  constitute  or  result in a  non-exempt  prohibited  transaction  under
Section  406 of ERISA or  Section  4975 of the Code or (ii) a  representation  letter,  in the form as described by the  Agreement,  stating that the  transferee is not an employee  benefit or other plan subject to the  prohibited  transaction  provisions  of ERISA or Section 4975 of the Code (a "Plan"),  or any other person (including an investment  manager, a named fiduciary or a trustee of any Plan)  acting,  directly or  indirectly,  on behalf of or  purchasing  any
Certificate with "plan assets" of any Plan.

               This  Certificate is one of a duly authorized  issue of Certificates  issued in several Classes designated as Mortgage  Asset-Backed  Pass-Through  Certificates of the Series
specified hereon (herein collectively called the "Certificates").

               The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the  Certificate  Account  created  for the benefit of  Certificateholders  may be made by the
Master   Servicer   from   time  to  time   for   purposes   other   than   distributions   to
Certificateholders,  such purposes including without  limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided,  the amendment of the  Agreement  and the  modification  of the rights and  obligations  of the Company,  the
Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the  Company,  the Master  Servicer  and the  Trustee  with the  consent of the
Holders  of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage
Interests of each Class of Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate  is  registrable  in the  Certificate  Register upon surrender  of this  Certificate  for  registration  of  transfer  at the  offices or  agencies appointed by the  Trustee,  duly  endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly
authorized  in  writing,   and  thereupon   one  or  more  new   Certificates   of  authorized
denominations  evidencing the same Class and aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered  Certificates  without coupons in Classes and in  denominations  specified  in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

               No  service  charge  will be made  for any such  registration  of  transfer  or exchange,  but the Trustee may require  payment of a sum  sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company,  the Master  Servicer,  the Trustee and the Certificate  Registrar
and any agent of the Company,  the Master Servicer,  the Trustee or the Certificate  Registrar
may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and neither the Company,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

               This  Certificate  shall be governed by and  construed in  accordance  with the laws of the State of New York.

               The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and  required to be paid to them  pursuant to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan and (ii) the  purchase  by the  Master
Servicer  from the Trust Fund of all  remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the  Certificates.  The
Agreement  permits,  but does not  require,  the Master  Servicer  to (i)  purchase at a price determined  as  provided  in the  Agreement  all  remaining  Mortgage  Loans and all  property acquired in respect of any Mortgage  Loan or (ii) purchase in whole,  but not in part,  all of the  Certificates  from the  Holders  thereof;  provided,  that any  such  option  may only be exercised if the Pool Stated  Principal  Balance of the Mortgage Loans as of the  Distribution
Date upon which the  proceeds of any such  purchase are  distributed  is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference  is hereby made to the further  provisions  of this  Certificate  set forth on the reverse  hereof,  which  further  provisions  shall for all purpose have the same effect as if set forth at this place.

               Unless  the  certificate  of  authentication  hereon has been  executed  by the
Certificate  Registrar,  by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: ______________                      [____________________________],
                                            as Trustee

                                            By: ____________________________
                                                 Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

               This is one of the Class R  Certificates  referred  to in the  within-mentioned
Agreement.

                                            [____________________________],
                                                 as Certificate Registrar

                                            By: ____________________________
                                                 Authorized Signatory

                                          ASSIGNMENT

               FOR VALUE RECEIVED,  the undersigned hereby sell(s),  assign(s) and transfer(s)
unto __________________________________________________________________________________(Please
print or  typewrite  name and address  including  postal zip code of  assignee)  a  Percentage
Interest  evidenced by the within Mortgage  Asset-Backed  Pass-Through  Certificate and hereby authorizes  the  transfer of  registration  of such  interest  to assignee on the  Certificate
Register of the Trust Fund.

               I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated: _________________                    __________________________________________
                                            Signature by or on behalf of assignor

                                            ___________________________________________
                                                 Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions  shall be made,  by wire transfer or otherwise,  in  immediately  available funds to  ______________________________  for the account of _________________________ account number __________________, or, if mailed by check, to ______________________________.

     Applicable statements should be mailed to __________________________.

     This  information  is provided by  ____________________,  the assignee  named  above,  or
_____________________, as its agent.

                                          EXHIBIT E

                               FORM OF SELLER/SERVICER CONTRACT

        This Seller/Servicer  Contract (as may be amended,  supplemented or otherwise modified
from time to time, this  "Contract") is made this                      day of                ,
20        ,  by and between  Residential  Funding  Company,  LLC, its  successors  and assigns
("Residential      Funding")     and                                                      (the
"Seller/Servicer,"   and,  together  with  Residential   Funding,   the  "parties"  and  each,
individually, a "party").

        WHEREAS,  the  Seller/Servicer  desires to sell Loans to,  and/or  service  Loans for,
Residential   Funding,   and   Residential   Funding   desires  to  purchase  Loans  from  the
Seller/Servicer  and/or have the  Seller/Servicer  service  various of its Loans,  pursuant to
the  terms  of  this  Contract  and  the  Residential   Funding  Seller  and  Servicer  Guides
incorporated herein by reference,  as amended,  supplemented or otherwise modified,  from time to time (together, the "Guides").

        NOW,  THEREFORE,  in  consideration  of the premises,  and the terms,  conditions  and agreements set forth below, the parties agree as follows:

1.      INCORPORATION OF GUIDES BY REFERENCE.

        The  Seller/Servicer  acknowledges  that it has  received  and  read the  Guides.  All provisions  of the  Guides  are  incorporated  by  reference  into  and  made a part  of  this
Contract, and shall be binding upon the parties;  provided,  however, that the Seller/Servicer shall be entitled to sell Loans to and/or  service Loans for  Residential  Funding only if and for so long as it shall have been  authorized  to do so by  Residential  Funding  in  writing.
Specific  reference in this Contract to  particular  provisions of the Guides and not to other provisions does not mean that those  provisions of the Guides not  specifically  cited in this
Contract  are not  applicable.  All terms used  herein  shall have the same  meanings  as such terms have in the Guides, unless the context clearly requires otherwise.

2.      AMENDMENTS.

        This  Contract  may not be  amended  or  modified  orally,  and no  provision  of this
Contract  may be waived  or  amended  except in  writing  signed  by the  party  against  whom enforcement  is sought.  Such a written  waiver or amendment  must  expressly  reference  this
Contract.  However,  by their terms,  the Guides may be amended or supplemented by Residential
Funding  from time to time.  Any such  amendment(s)  to the Guides  shall be binding  upon the parties hereto.

3.      REPRESENTATIONS AND WARRANTIES.

a.      Reciprocal Representations and Warranties.

               The  Seller/Servicer  and  Residential  Funding each represents and warrants to the other that as of the date of this Contract:

(1)     Each party is duly organized,  validly  existing,  and in good standing under the laws of its jurisdiction of organization,  is qualified,  if necessary, to do business  and in good  standing  in each  jurisdiction  in  which  it is required to be so qualified,  and has the requisite  power and authority to  enter  into  this  Contract  and  all  other  agreements  which  are
                      contemplated   by  this  Contract  and  to  carry  out  its  obligations
                      hereunder and under the Guides and under such other agreements.

(2)     This  Contract  has been duly  authorized,  executed  and  delivered by each party and constitutes  a  valid  and  legally  binding  agreement  of  each  party enforceable in accordance with its terms.

(3)     There is no action,  proceeding or investigation  pending or threatened,  and no basis therefor is known to either  party,  that could  affect the  validity or prospective validity of this Contract.

(4)     Insofar as its capacity to carry out any obligation  under this Contract is concerned,
                      neither   party  is  in   violation   of  any   charter,   articles   of
                      incorporation,  bylaws,  certificates  of formation,  limited  liability
                      company  agreement,   mortgage,  indenture,   indebtedness,   agreement,
                      instrument,  judgment,  decree,  order,  statute, rule or regulation and none of the foregoing  adversely  affects its capacity to fulfill any of its obligations  under this Contract.  Its execution of, and performance pursuant to, this  Contract will not result in a violation of any of the foregoing.

b.      Seller/Servicer's Representations, Warranties and Covenants.

               In  addition  to the  representations,  warranties  and  covenants  made by the
               Seller/Servicer   pursuant  to  subparagraph  (a)  of  this  paragraph  3,  the
               Seller/Servicer  makes the representations,  warranties and covenants set forth in the Guides and, upon request,  agrees to deliver to Residential  Funding the certified  Resolution of Board of Directors which  authorizes the execution and delivery of this Contract.

4.      REMEDIES OF RESIDENTIAL FUNDING.

        If  an  Event  of  Seller  Default  or an  Event  of  Servicer  Default  shall  occur,
Residential  Funding may, at its option,  exercise one or more of those  remedies set forth in the Guides.

5.      SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time  shall  the  Seller/Servicer  represent  that it is  acting  as an agent of
Residential  Funding.  The  Seller/Servicer  shall,  at  all  times,  act  as  an  independent contractor.

6.      PRIOR AGREEMENTS SUPERSEDED.

        This Contract  restates,  amends and supersedes any and all prior Seller  Contracts or
Servicer  Contracts  between the parties except that any  subservicing  agreement  executed by the  Seller/Servicer  in connection with any loan-security  exchange  transaction shall not be affected.

7.      ASSIGNMENT.

        This  Contract  may not be  assigned  or  transferred,  in whole  or in  part,  by the
Seller/Servicer  without  the  prior  written  consent  of  Residential  Funding.  Residential
Funding may sell, assign, convey,  hypothecate,  pledge or in any other way transfer, in whole or in part,  without  restriction,  its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      NOTICES.

        All  notices,  requests,  demands or other  communications  that are to be given under this  Contract  shall  be in  writing,  addressed  to the  appropriate  parties  and  sent  by telefacsimile  or by overnight  courier or by United  States  mail,  postage  prepaid,  to the addresses and telefacsimile  numbers specified below.  However,  another name,  address and/or telefacsimile  number may be substituted by the  Seller/Servicer  pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential  Funding,  notices must be sent to the appropriate  address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

      Attention:
      Telefacsimile Number:  (____) ___-_____________________

9.      JURISDICTION AND VENUE.

        Each of the parties  irrevocably  submits to the  jurisdiction of any state or federal court located in Hennepin County,  Minnesota,  over any action,  suit or proceeding to enforce or defend any right under this  Contract or otherwise  arising from any loan sale or servicing relationship  existing in connection with this Contract,  and each of the parties  irrevocably agrees  that  all  claims  in  respect  of any  such  action  or  proceeding  may be  heard or determined  in such  state or  federal  court.  Each of the  parties  irrevocably  waives  the defense of an  inconvenient  forum to the maintenance of any such action or proceeding and any other  substantive  or  procedural  rights  or  remedies  it  may  have  with  respect  to the maintenance  of any such action or  proceeding in any such forum.  Each of the parties  agrees that a final  judgment  in any  such  action  or  proceeding  shall be  conclusive  and may be enforced in any other  jurisdiction  by suit on the judgment or in any other  manner  provided by  law.  Each  of  the  parties  further  agrees  not  to  institute  any  legal  actions  or proceedings against the other party or any director,  officer,  employee,  attorney,  agent or property of the other  party,  arising out of or relating to this  Contract in any court other than as hereinabove specified in this paragraph 9.

10.     MISCELLANEOUS.

        This Contract,  including all documents incorporated by reference herein,  constitutes the entire  understanding  between the parties  hereto and  supersedes  all other  agreements,
covenants,   representations,   warranties,  understandings  and  communications  between  the parties,  whether  written or oral,  with  respect to the  transactions  contemplated  by this
Contract.  All paragraph  headings  contained herein are for convenience only and shall not be construed as part of this  Contract.  Any  provision of this  Contract  that is  prohibited or unenforceable  in any  jurisdiction  shall,  as to such  jurisdiction,  be  ineffective to the extent of such prohibition or  unenforceability  without  invalidating the remaining  portions
hereof  or  affecting  the  validity  or   enforceability  of  such  provision  in  any  other
jurisdiction,  and, to this end, the provisions  hereof are severable.  This Contract shall be governed by, and construed and enforced in accordance  with,  applicable  federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and
Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                             SELLER/SERVICER

[Corporate Seal]
                                                    __________________________________________
                                                                     (Name of Seller/Servicer)
By:                                                 By:
      (Signature)                                                    (Signature)
By:                                                 By:
      (Typed Name)                                                   (Typed Name)
Title:                                              Title:
=================================================== =============================================================================

ATTEST:                                             RESIDENTIAL FUNDING COMPANY, LLC
[Corporate Seal]

By:                                                 By:
      (Signature)                                                    (Signature)
By:                                                 By:
      (Typed Name)                                                   (Typed Name)
Title:                                              Title:

                                          EXHIBIT F
                                 FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Company, LLC
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:                   [ ]    Promissory Note
                                      [ ]    Primary Insurance Policy
                                      [ ]    Mortgage or Deed of Trust
                                      [ ]    Assignment(s) of Mortgage or Deed of Trust
                                      [ ]    Title Insurance Policy
                                      [ ]    Other:

Name: ____________________
Title:____________________
Date: ____________________

                                         EXHIBIT G-1

                           FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                                    )
                                            )    ss.:
COUNTY OF                                   )
               [NAME OF OFFICER], being first duly sworn, deposes and says:

1.      That he is [Title of Officer] of [Name of Owner]  (record or  beneficial  owner of the
Mortgage Asset-Backed  Pass-Through  Certificates,  Series ____-___, Class R (the "Owner")), a
[savings  institution]  [corporation] duly organized and existing under the laws of [the State of _____________________________________]  [the  United  States],  on behalf of which he makes this affidavit and agreement.

2.      That  the  Owner  (i) is not  and  will  not be a  "disqualified  organization"  or an electing  large  partnership  as  of  [date  of  transfer]  within  the  meaning  of  Sections
860E(e)(5)  and 775,  respectively,  of the  Internal  Revenue  Code of 1986,  as amended (the
"Code") or an electing large  partnership under Section 775(a) of the Code, (ii) will endeavor to remain  other than a  disqualified  organization  for so long as it retains  its  ownership interest in the Class R  Certificates,  and (iii) is acquiring  the Class R  Certificates  for its own account or for the account of another  Owner from which it has  received an  affidavit and  agreement in  substantially  the same form as this  affidavit  and  agreement.  (For this purpose, a "disqualified  organization"  means an electing large partnership under Section 775 of the Code,  the United States,  any state or political  subdivision  thereof,  any agency or instrumentality of any of the foregoing (other than an  instrumentality  all of the activities of which are subject to tax and,  except for the Federal  Home Loan  Mortgage  Corporation,  a majority of whose board of directors is not selected by any such  governmental  entity) or any foreign  government,  international  organization  or any  agency or  instrumentality  of such foreign  government  or  organization,  any rural  electric or telephone  cooperative,  or any organization  (other  than  certain  farmers'  cooperatives)  that is  generally  exempt  from federal  income tax unless  such  organization  is  subject to the tax on  unrelated  business taxable income).

3.      That the Owner is aware (i) of the tax that would be imposed on  transfers  of Class R
Certificates to disqualified  organizations  or electing large  partnerships,  under the Code, that applies to all  transfers of Class R  Certificates  after March 31, 1988;  (ii) that such
tax  would  be  on  the   transferor   (or,  with  respect  to  transfers  to  electing  large
partnerships,  on each such  partnership),  or, if such  transfer  is through an agent  (which person  includes a broker,  nominee or  middleman)  for a  disqualified  organization,  on the agent;  (iii)  that the person  (other  than with  respect  to  transfers  to  electing  large partnerships)  otherwise  liable for the tax shall be relieved of liability for the tax if the transferee  furnishes to such person an affidavit  that the  transferee is not a  disqualified organization  and, at the time of transfer,  such person does not have actual  knowledge  that the affidavit is false;  and (iv) that the Class R Certificates  may be "noneconomic  residual interests"  within the meaning of Treasury  regulations  promulgated  pursuant to the Code and that the  transferor of a noneconomic  residual  interest will remain liable for any taxes due with respect to the income on such residual  interest,  unless no  significant  purpose of the transfer was to impede the assessment or collection of tax.

4.      That the Owner is aware of the tax imposed on a "pass-through  entity" holding Class R
Certificates  if  either  the  pass-through  entity is an  electing  large  partnership  under
Section 775 of the Code or if at any time during the taxable year of the  pass-through  entity a  disqualified  organization  is the record  holder of an interest in such entity.  (For this purpose,  a "pass  through  entity"  includes a regulated  investment  company,  a real estate investment  trust  or  common  trust  fund,  a  partnership,  trust  or  estate,  and  certain cooperatives.)

5.      The  Owner  is  either  (i) a  citizen  or  resident  of  the  United  States,  (ii) a corporation,  partnership or other entity  treated as a corporation or a partnership  for U.S.
federal  income  tax  purposes  and  created or  organized  in or under the laws of the United
States,  any state thereof or the District of Columbia  (other than a partnership  that is not treated  as a United  States  person  under any  applicable  Treasury  regulations),  (iii) an estate  that is  described  in  Section  7701(a)(30)(D)  of the Code,  or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

6.      The Owner hereby  agrees that it will not cause  income from the Class R  Certificates to be attributable to a foreign  permanent  establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

7.      That the Owner is aware that the Trustee  will not  register the transfer of any Class
R Certificates unless the transferee,  or the transferee's agent,  delivers to it an affidavit and  agreement,  among other  things,  in  substantially  the same form as this  affidavit and agreement.  The Owner  expressly  agrees that it will not  consummate  any such transfer if it knows or believes that any of the  representations  contained in such  affidavit and agreement are false.

8.      That the  Owner has  reviewed  the  restrictions  set forth on the face of the Class R
Certificates  and the  provisions of Section  5.02(f) of the Pooling and  Servicing  Agreement
under  which  the Class R  Certificates  were  issued  (in  particular,  clause  (iii)(A)  and
(iii)(B)  of Section  5.02(f)  which  authorize  the  Trustee to deliver  payments to a person other than the Owner and  negotiate  a  mandatory  sale by the  Trustee in the event the Owner holds such  Certificates in violation of Section  5.02(f)).  The Owner expressly  agrees to be bound by and to comply with such restrictions and provisions.

9.      That the Owner consents to any additional  restrictions or arrangements  that shall be deemed  necessary  upon advice of counsel to  constitute  a reasonable  arrangement  to ensure that the Class R Certificates  will only be owned,  directly or  indirectly,  by an Owner that is not a disqualified organization.

10.     The Owner's Taxpayer Identification Number is  ______________________________.

11.     This  affidavit and  agreement  relates only to the Class R  Certificates  held by the
Owner and not to any other  holder of the Class R  Certificates.  The Owner  understands  that the liabilities described herein relate only to the Class R Certificates.

12.     That  no  purpose  of the  Owner  relating  to the  transfer  of  any of the  Class  R
Certificates  by the Owner is or will be to impede the  assessment  or  collection of any tax;
in  making  this  representation,  the Owner  warrants  that the  Owner is  familiar  with (i)
Treasury Regulation Section  1.860E-1(c) and recent amendments  thereto,  effective as of July
19,  2002,  and  (ii)  the  preamble  describing  the  adoption  of  the  amendments  to  such regulation, which is attached hereto as Exhibit 1.

13.     That the Owner has no present  knowledge or expectation  that it will be unable to pay any United  States  taxes owed by it so long as any of the  Certificates  remain  outstanding.
In this  regard,  the Owner hereby  represents  to and for the benefit of the person from whom it  acquired  the Class R  Certificate  that the Owner  intends to pay taxes  associated  with holding such Class R Certificate  as they become due,  fully  understanding  that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

14.     That the Owner has no present  knowledge or expectation  that it will become insolvent or subject to a bankruptcy  proceeding for so long as any of the Class R  Certificates  remain outstanding.

15.     The Purchaser is not an employee  benefit plan or other plan subject to the prohibited transaction  provisions  of the Employee  Retirement  Income  Security Act of 1974, as amended
("ERISA"),  or Section  4975 of the Code,  or an  investment  manager,  named  fiduciary  or a trustee of any such plan, or any other Person  acting,  directly or  indirectly,  on behalf of or purchasing any Certificate with "plan assets" of any such plan.

               IN WITNESS WHEREOF,  the Owner has caused this instrument to be executed on its behalf,  pursuant to the  authority of its Board of  Directors,  by its [Title of Officer] and
its  corporate  seal to be hereunto  attached,  attested by its  [Assistant]  Secretary,  this
__________ day of  _________________ , 200 ___.

                                            [NAME OF OWNER]

                                            By: _________________________________
                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:

[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the
[Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this ____ day of ___________, 200___.

                                                 NOTARY PUBLIC

                                            COUNTY OF ________________________
                                            STATE OF _________________________
                                             My Commission expires the ____ day of  ______, 20__.

                                          EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940
(not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the
Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-
1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation.
The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
    Comments on the collection of information should be sent to the
Office of Management and Budget, Attn: Desk Officer for the Department
of the Treasury, Office of Information and Regulatory Affairs,
Washington, DC, 20503, with copies to the Internal Revenue Service,
Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC
20224. Comments on the collection of information should be received by
September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue
Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.
    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation
requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the  "formula test,"  an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future
distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the
REMIC generates losses.
    The notice of proposed rulemaking also contained rules for FASITs.
Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3
I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two-
prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the
Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test.
Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section
11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section
1274(d). This is a change from the proposed regulation and Rev. Proc.
2001-12. In those publications the provision stated that  "present values are computed using a discount rate equal to the applicable
Federal rate prescribed in section 1274(d) compounded semiannually"
and that  "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party."  The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury
Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and
the Federal short-term rate has been substituted for the applicable
Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August
19, 2002.
    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of
FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August
19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities.
This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the
Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5
U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson.
However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *

                                         EXHIBIT G-2

                                FORM OF TRANSFEROR CERTIFICATE

                                                      ______________, 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Company, LLC Series ____-___

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___, Class R

Ladies and Gentlemen:

               This  letter  is  delivered  to  you  in   connection   with  the  transfer  by
__________________________________________________________________  (the      "Seller")     to
_________________________________________________________________  (the     "Purchaser")    of
$___________________________ Initial  Certificate  Principal Balance of Mortgage  Asset-Backed
Pass-Through  Certificates,  Series  ____-___,  Class  R  (the  "Certificates"),  pursuant  to
Section 5.02 of the Pooling and Servicing  Agreement (the "Pooling and Servicing  Agreement"),
dated as of  ___________  1, ____ among  Residential  Accredit  Loans,  Inc.,  as seller  (the
"Company"),  Residential Funding Company, LLC, as master servicer (the "Master Servicer"), and
__________________,  as  trustee  (the  "Trustee").  All terms used  herein and not  otherwise defined  shall  have the  meanings  set forth in the  Pooling  and  Servicing  Agreement.  The
Seller hereby  certifies,  represents and warrants to, and covenants with, the Company and the
Trustee that:

1.      No purpose of the Seller  relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2.      The Seller  understands that the Purchaser has delivered to the Trustee and the Master
Servicer  a  transfer  affidavit  and  agreement  in the  form  attached  to the  Pooling  and
Servicing   Agreement  as  Exhibit  G-1.  The  Seller  does  not  know  or  believe  that  any representation contained therein is false.

3.      The Seller has at the time of the  transfer  conducted a reasonable  investigation  of the  financial  condition of the Purchaser as  contemplated  by Treasury  Regulations  Section
1.860E-1(c)(4)(i)  and, as a result of that investigation,  the Seller has determined that the
Purchaser  has  historically  paid its debts as they  become due and has found no  significant evidence  to indicate  that the  Purchaser  will not  continue to pay its debts as they become due in the future.  The Seller  understands  that the  transfer of a Class R  Certificate  may not be respected  for United  States  income tax  purposes  (and the Seller may continue to be liable for United States income taxes  associated  therewith)  unless the Seller has conducted such an investigation.

4.      The Seller has no actual  knowledge that the proposed  Transferee is not both a United
States Person and a Permitted Transferee.

                                            Very truly yours,

                                            (Seller)

                                            By:  __________________________
                                            Name: _________________________
                                            Title: ________________________

                                          EXHIBIT H

                            FORM OF INVESTOR REPRESENTATION LETTER

                                         ______________ , 20 ___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Company, LLC Series ____-___

               RE:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___, [Class B-]

Ladies and Gentlemen:

                            ______________________________________ (the  "Purchaser")  intends
to  purchase  from  _________________________________________________________ (the   "Seller")
$___________________________ Initial  Certificate  Principal Balance of Mortgage  Asset-Backed
Pass-Through Certificates,  Series ____-___, Class      (the "Certificates"),  issued pursuant
to the Pooling and Servicing  Agreement (the "Pooling and Servicing  Agreement"),  dated as of
___________  1, ____ among  Residential  Accredit  Loans,  Inc.,  as seller  (the  "Company"),
Residential  Funding  Company,   LLC,  as  master  servicer  (the  "Master   Servicer"),   and
__________________,  as  trustee  (the  "Trustee").  All terms used  herein and not  otherwise defined  shall  have the  meanings  set forth in the  Pooling  and  Servicing  Agreement.  The
Purchaser hereby certifies,  represents and warrants to, and covenants with, the Company,  the
Trustee and the Master Servicer that:

1.   The  Purchaser  understands  that  (a) the  Certificates  have  not  been and will not be registered or qualified  under the  Securities Act of 1933, as amended (the "Act") or any state  securities  law,  (b) the  Company is not  required  to so register or qualify the
     Certificates,  (c) the  Certificates  may be  resold  only if  registered  and  qualified pursuant to the  provisions  of the Act or any state  securities  law, or if an exemption from such  registration  and  qualification  is available,  (d) the Pooling and Servicing
     Agreement  contains  restrictions  regarding the transfer of the Certificates and (e) the
     Certificates will bear a legend to the foregoing effect.

2.   The Purchaser is acquiring the  Certificates  for its own account for investment only and not with a view to or for sale in connection with any distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

3.   The Purchaser is (a) a  substantial,  sophisticated  institutional  investor  having such knowledge and experience in financial and business matters,  and, in particular,  in such matters  related to securities  similar to the  Certificates,  such that it is capable of evaluating the merits and risks of investment in the  Certificates,  (b) able to bear the economic risks of such an investment and (c) an "accredited  investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.   The Purchaser has been  furnished  with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated _________ , 20__, relating to the Certificates
     (b)] a copy of the Pooling and  Servicing  Agreement  and [b] [c] such other  information concerning the Certificates,  the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's  decision to purchase the  Certificates.  The  Purchaser  has had any  questions  arising from such review answered by the Company or the Seller to the  satisfaction  of the Purchaser.  [If the Purchaser did not purchase the  Certificates  from the Seller in connection  with the initial  distribution  of the  Certificates  and was provided  with a copy of the Private
     Placement  Memorandum  (the  "Memorandum")  relating to the original sale (the  "Original
     Sale")  of  the  Certificates  by the  Company,  the  Purchaser  acknowledges  that  such
     Memorandum  was  provided to it by the Seller,  that the  Memorandum  was prepared by the
     Company  solely for use in  connection  with the  Original  Sale and the  Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller,  and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage,  liability,  claim or expense  arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum,  or (b) any information,  development or event arising after the date of the Memorandum.]

5.   The  Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer,  pledge,  sell,  dispose of or  otherwise  transfer  any  Certificate,  any interest in any  Certificate  or any other similar  security to any person in any manner,
     (b) solicit any offer to buy or to accept a pledge,  disposition of other transfer of any
     Certificate,  any interest in any  Certificate  or any other  similar  security  from any person  in  any  manner,  (c)  otherwise  approach  or  negotiate  with  respect  to  any
     Certificate,  any interest in any  Certificate  or any other  similar  security  with any person in any manner, (d) make any general  solicitation by means of general  advertising or in any other manner or (e) take any other  action,  that (as to any of (a) through (e)
     above) would  constitute a  distribution  of any  Certificate  under the Act,  that would render the  disposition  of any  Certificate  a violation  of Section 5 of the Act or any state  securities  law, or that would  require  registration  or  qualification  pursuant thereto.  The  Purchaser  will not sell or otherwise  transfer  any of the  Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.      The Purchaser

(a)  is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"),  or Section
     4975 of the  Internal  Revenue Code of 1986,  as amended (a "Plan"),  or any other person
     (including an  investment  manager,  a named  fiduciary or a trustee of any Plan) acting, directly or indirectly,  on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the  Department of Labor  ("DOL")  regulation at 29 C.F.R.
     ss.2510.3-101, as modified by Section 3(42) of ERISA; or

(b)  is an  insurance  company,  the  source  of  funds  to be  used  by  it to  purchase  the
     Certificates  is an  "insurance  company  general  account"  (within  the  meaning of DOL
     Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the  availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        In  addition,  the  Purchaser  hereby  certifies,  represents  and  warrants  to,  and covenants  with, the Company,  the Trustee and the Master Servicer that the Purchaser will not transfer  such  Certificates  to any Plan or  person  unless  such  Plan or  person  meets the requirements set forth in either 6(a) or (b) above.

                                            Very truly yours,

                                            By:________________________________
                                            Name: _____________________________
                                            Title:_____________________________

                                          EXHIBIT I

                           FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                 ________________, 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Attention: Residential Funding Company, LLC Series ____-___

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___, [Class B-]

Ladies and Gentlemen:

               In   connection   with   the   sale   by _________________(the   "Seller")   to
___________________ (the "Purchaser") of $__________ Initial Certificate  Principal Balance of
Mortgage   Asset-Backed    Pass-Through    Certificates,    Series   ____-___,    Class   (the
"Certificates"),  issued  pursuant to the Pooling and  Servicing  Agreement  (the "Pooling and
Servicing  Agreement"),  dated as of ___________  1, ____ among  Residential  Accredit  Loans,
Inc., as seller (the "Company"),  Residential  Funding Company,  LLC, as master servicer,  and
__________________,  as trustee (the "Trustee").  The Seller hereby certifies,  represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone  acting on its behalf has (a)  offered,  pledged, sold,  disposed of or otherwise  transferred any Certificate,  any interest in any Certificate or any other  similar  security to any person in any manner,  (b) has  solicited  any offer to buy or to accept a pledge,  disposition or other transfer of any Certificate,  any interest in any  Certificate  or any  other  similar  security  from any  person  in any  manner,  (c) has otherwise  approached  or  negotiated  with  respect to any  Certificate,  any interest in any
Certificate  or any other  similar  security  with any person in any manner,  (d) has made any general  solicitation  by means of  general  advertising  or in any other  manner,  or (e) has taken  any  other  action,  that (as to any of (a)  through  (e)  above)  would  constitute  a distribution  of the  Certificates  under the Securities  Act of 1933 (the "Act"),  that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state securities law, or that would require  registration or  qualification  pursuant  thereto.  The
Seller will not act, in any manner set forth in the  foregoing  sentence  with  respect to any
Certificate.  The  Seller  has  not  and  will  not  sell  or  otherwise  transfer  any of the
Certificates,  except  in  compliance  with  the  provisions  of  the  Pooling  and  Servicing
Agreement.

                                            Very truly yours,

                                            (Seller)

                                            By:  ____________________________
                                            Name: ___________________________
                                            Title: __________________________

                                          EXHIBIT J

                        [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                   Description of Rule 144A Securities, including numbers:

               The  undersigned  seller,  as  registered  holder  (the  "Seller"),  intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1.      In connection  with such transfer and in accordance  with the  agreements  pursuant to which the Rule 144A  Securities  were  issued,  the  Seller  hereby  certifies  the  following facts:  Neither  the  Seller  nor  anyone  acting  on its  behalf  has  offered,  transferred, pledged,  sold or  otherwise  disposed of the Rule 144A  Securities,  any interest in the Rule
144A  Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A Securities,  any interest in the Rule
144A  Securities or any other  similar  security  from, or otherwise  approached or negotiated with  respect to the Rule 144A  Securities,  any interest in the Rule 144A  Securities  or any other similar  security with, any person in any manner,  or made any general  solicitation  by means of general  advertising  or in any other manner,  or taken any other action,  that would constitute a  distribution  of the Rule 144A  Securities  under the Securities Act of 1933, as amended (the "1933 Act"),  or that would render the  disposition of the Rule 144A Securities a violation  of Section 5 of the 1933 Act or require  registration  pursuant  thereto,  and that the Seller has not  offered  the Rule 144A  Securities  to any person  other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2.      The Buyer warrants and represents to, and covenants with, the Seller,  the Trustee and the Master  Servicer (as defined in the Pooling and  Servicing  Agreement  (the  "Agreement"),
dated as of ___________ 1, ____ among  Residential  Funding  Company,  LLC as Master Servicer,
Residential  Accredit Loans,  Inc. as depositor  pursuant to Section 5.02 of the Agreement and
__________________, as trustee, as follows:

(a)     The Buyer  understands  that the Rule 144A Securities  have not been registered  under the 1933 Act or the securities laws of any state.

(b)     The Buyer considers itself a substantial,  sophisticated institutional investor having such knowledge and experience in financial and business  matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c)     The Buyer has been furnished with all  information  regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d)     Neither the Buyer nor anyone acting on its behalf has offered,  transferred,  pledged, sold or otherwise disposed of the Rule 144A Securities,  any interest in the Rule 144A
        Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A Securities,  any interest in the Rule 144A Securities or any other similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A Securities,  any interest in the Rule 144A
        Securities or any other similar  security with, any person in any manner,  or made any general  solicitation by means of general advertising or in any other manner, or taken any other action,  that would  constitute a distribution  of the Rule 144A  Securities under the 1933 Act or that would render the  disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant thereto, nor will it act, nor has it  authorized  or will it  authorize  any person to act, in such manner with respect to the Rule 144A Securities.

(e)     The Buyer is a  "qualified  institutional  buyer" as that term is defined in Rule 144A under the 1933 Act and has  completed  either of the  forms of  certification  to that effect  attached  hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being  made in  reliance  on Rule  144A.  The  Buyer  is  acquiring  the Rule  144A
        Securities  for its own  account  or the  accounts  of other  qualified  institutional buyers,  understands  that  such  Rule  144A  Securities  may be  resold,  pledged  or transferred only (i) to a person reasonably  believed to be a qualified  institutional buyer  that  purchases  for  its  own  account  or  for  the  account  of a  qualified institutional  buyer to whom  notice is given that the  resale,  pledge or transfer is being made in  reliance  on Rule 144A,  or (ii)  pursuant  to another  exemption  from registration under the 1933 Act.

               [3.    The Buyer

                      [(a)   is  not  an  employee  benefit  or  other  plan  subject  to  the prohibited  transaction  provisions of the Employee  Retirement Income Security Act of
        1974, as amended  ("ERISA"),  or Section 4975 of the Internal Revenue Code of 1986, as
        amended (a "Plan"),  or any other person  (including  an investment  manager,  a named fiduciary or a trustee of any Plan) acting,  directly or  indirectly,  on behalf of or purchasing  any  Certificate  with "plan assets" of any Plan within the meaning of the
        Department of Labor  ("DOL")  regulation  at 29 C.F.R.ss.  2510.3-101,  as modified by
        Section 3(42) of ERISA](1); or

                      (b)    is an  insurance  company,  the  source of funds to be used by it to purchase the  Certificates is an "insurance  company general  account"  (within the meaning  of DOL  Prohibited  Transaction  Class  Exemption  ("PTCE")  95-60),  and the
        purchase is being made in  reliance  upon the  availability  of the  exemptive  relief afforded under Sections I and III of PTCE 95-60.](2)

               4.     This  document  may be executed in one or more  counterparts  and by the different  parties hereto on separate  counterparts,  each of which, when so executed, shall be deemed to be an original; such counterparts,  together,  shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Seller                                              Print Name of Buyer
By:___________________________                                     By:__________________________
   Name:______________________                                       Name:______________________
   Title: ____________________                                       Title:_____________________

Taxpayer Identification                                           Taxpayer Identification:
No.                                                               No:
Date:                                                             Date:

                                                                          ANNEX 1 TO EXHIBIT J

                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                   [For Buyers Other Than Registered Investment Companies]

               The  undersigned  hereby  certifies as follows in connection with the Rule 144A
Investment Representation to which this Certification is attached:

1.   As indicated below,  the undersigned is the President,  Chief Financial  Officer,  Senior
     Vice President or other executive officer of the Buyer.

2.   In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer"
     as that term is defined  in Rule 144A  under the  Securities  Act of 1933  ("Rule  144A")
     because (i) the Buyer owned and/or invested on a discretionary basis  $_______________ in securities  (except for the excluded  securities  referred to below) as of the end of the
     Buyer's most recent fiscal year (such amount being  calculated  in  accordance  with Rule
     144A) and (ii) the Buyer satisfies the criteria in the category marked below.

--      Corporation,  etc.  The Buyer is a  corporation  (other than a bank,  savings and loan association or similar  institution),  Massachusetts or similar business trust, partnership,  or charitable  organization described in Section 501(c)(3) of the
               Internal Revenue Code.

--      Bank.  The Buyer (a) is a national  bank or banking  institution  organized  under the laws of any State,  territory  or the  District of  Columbia,  the  business of which is  substantially  confined to banking and is  supervised by the State or territorial  banking  commission  or similar  official or is a foreign  bank or equivalent  institution,  and  (b)  has  an  audited  net  worth  of  at  least
               $25,000,000 as demonstrated in its latest annual financial statements,  a copy of which is attached hereto.

--      Savings and Loan. The Buyer (a) is a savings and loan  association,  building and loan association,  cooperative bank,  homestead  association or similar institution, which is  supervised  and  examined  by a State  or  Federal  authority  having supervision  over  any  such  institutions  or is a  foreign  savings  and loan association  or equivalent  institution  and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

--      Broker-Dealer.  The  Buyer  is a  dealer  registered  pursuant  to  Section  15 of the
               Securities Exchange Act of 1934.

--      Insurance  Company.  The Buyer is an insurance  company whose primary and  predominant business  activity  is the  writing of  insurance  or the  reinsuring  of risks underwritten by insurance  companies and which is subject to supervision by the insurance  commissioner or a similar official or agency of a State or territory or the District of Columbia.

--      State or Local Plan. The Buyer is a plan  established  and maintained by a State,  its political  subdivisions,  or any agency or  instrumentality of the State or its political subdivisions, for the benefit of its employees.

--      ERISA  Plan.  The Buyer is an employee  benefit  plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

--      Investment  Adviser.   The  Buyer  is  an  investment  adviser  registered  under  the
               Investment Advisers Act of 1940.

--      SBIC.  The Buyer is a Small  Business  Investment  Company  licensed by the U.S. Small
               Business  Administration  under  Section  301(c) or (d) of the  Small  Business
               Investment Act of 1958.

--      Business  Development  Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

--      Trust  Fund.  The Buyer is a trust fund whose  trustee is a bank or trust  company and whose  participants  are exclusively (a) plans  established and maintained by a
               State,  its political  subdivisions,  or any agency or  instrumentality  of the
               State or its political  subdivisions,  for the benefit of its employees, or (b)
               employee  benefit  plans  within  the  meaning  of  Title  I  of  the  Employee
               Retirement  Income  Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3.      The term  "securities"  as used herein does not include (i) securities of issuers that are affiliated  with the Buyer,  (ii)  securities  that are part of an unsold  allotment to or subscription  by  the  Buyer,  if  the  Buyer  is a  dealer,  (iii)  bank  deposit  notes  and
certificates  of  deposit,  (iv)  loan  participations,   (v)  repurchase   agreements,   (vi)
securities owned but subject to a repurchase  agreement and (vii) currency,  interest rate and commodity swaps.

4.      For purposes of determining the aggregate  amount of securities  owned and/or invested on a  discretionary  basis by the  Buyer,  the Buyer used the cost of such  securities  to the
Buyer and did not  include  any of the  securities  referred  to in the  preceding  paragraph.
Further,  in determining such aggregate amount,  the Buyer may have included  securities owned by  subsidiaries  of the  Buyer,  but  only if such  subsidiaries  are  consolidated  with the
Buyer in its financial  statements  prepared in accordance with generally accepted  accounting principles  and if the  investments  of  such  subsidiaries  are  managed  under  the  Buyer's direction.  However,  such  securities  were not  included  if the Buyer is a  majority-owned, consolidated  subsidiary  of  another  enterprise  and the  Buyer is not  itself  a  reporting company under the Securities Exchange Act of 1934.

5.      The Buyer  acknowledges  that it is familiar with Rule 144A and  understands  that the seller to it and other parties  related to the  Certificates  are relying and will continue to rely on the  statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

___             _____              Will the Buyer be purchasing the Rule 144A
Yes               No               Securities only for the Buyer's own account?

6.      If the answer to the foregoing  question is "no", the Buyer agrees that, in connection with  any  purchase  of  securities  sold to the  Buyer  for  the  account  of a  third  party
(including  any separate  account) in reliance on Rule 144A,  the Buyer will only purchase for the  account of a third party that at the time is a  "qualified  institutional  buyer"  within the meaning of Rule 144A.  In  addition,  the Buyer  agrees  that the Buyer will not  purchase securities  for a third party  unless the Buyer has obtained a current  representation  letter from such third party or taken other appropriate  steps  contemplated by Rule 144A to conclude that such third party  independently meets the definition of "qualified  institutional  buyer"
set forth in Rule 144A.

7.      The Buyer will notify each of the parties to which this  certification  is made of any changes in the  information and conclusions  herein.  Until such notice is given,  the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation  of this  certification as of the date of such purchase.

                                            Print Name of Buyer

                                            By: ________________________
                                                 Name:__________________
                                                 Title:_________________

                                            Date: ______________________

                                                                          ANNEX 2 TO EXHIBIT J

                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                    [For Buyers That Are Registered Investment Companies]

               The  undersigned  hereby  certifies as follows in connection with the Rule 144A
Investment Representation to which this Certification is attached:

8.      As indicated  below,  the  undersigned is the President,  Chief  Financial  Officer or
Senior Vice  President of the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A  under the  Securities  Act of 1933  ("Rule  144A")  because
Buyer is part of a Family of Investment  Companies (as defined  below),  is such an officer of the Adviser.

9.      In connection with purchases by Buyer, the Buyer is a "qualified  institutional buyer"
as defined in SEC Rule 144A because (i) the Buyer is an investment  company  registered  under the  Investment  Company  Act of 1940,  and (ii) as  marked  below,  the Buyer  alone,  or the
Buyer's Family of Investment Companies,  owned at least $100,000,000 in securities (other than the excluded  securities  referred to below) as of the end of the Buyer's  most recent  fiscal year.  For  purposes  of  determining  the  amount  of  securities  owned by the  Buyer or the
Buyer's Family of Investment Companies, the cost of such securities was used.

--   The Buyer  owned $  ______________  in  securities  (other than the  excluded  securities referred to below) as of the end of the  Buyer's  most  recent  fiscal year (such  amount being calculated in accordance with Rule 144A).

--   The Buyer is part of a Family of  Investment  Companies  which  owned in the  aggregate $
     ________________  in securities (other than the excluded securities referred to below) as of the end of the  Buyer's  most recent  fiscal year (such  amount  being  calculated  in accordance with Rule 144A).

10.     The term "Family of Investment  Companies" as used herein means two or more registered investment  companies (or series thereof) that have the same investment  adviser or investment advisers that are  affiliated  (by virtue of being  majority  owned  subsidiaries  of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11.     The term  "securities"  as used herein does not include (i) securities of issuers that are  affiliated  with the Buyer or are part of the  Buyer's  Family of  Investment  Companies,
(ii) bank  deposit  notes  and  certificates  of  deposit,  (iii)  loan  participations,  (iv)
repurchase  agreements,  (v) securities  owned but subject to a repurchase  agreement and (vi)
currency, interest rate and commodity swaps.

12.     The Buyer is  familiar  with Rule 144A and  understands  that each of the  parties  to which this  certification  is made are  relying and will  continue  to rely on the  statements made  herein  because  one or more sales to the Buyer  will be in  reliance  on Rule 144A.  In addition, the Buyer will only purchase for the Buyer's own account.

13.     The undersigned  will notify each of the parties to which this  certification  is made of any changes in the  information  and  conclusions  herein.  Until such notice,  the Buyer's purchase of Rule 144A  Securities will constitute a  reaffirmation  of this  certification  by the undersigned as of the date of such purchase.

                                            Print Name of Buyer

                                            By: _____________________________
                                                 Name:_______________________
                                                 Title: _____________________

                                            IF AN ADVISER:

                                            Print Name of Buyer

                                            Date: ___________________________

                                          EXHIBIT K

                         [TEXT OF AMENDMENT TO POOLING AND SERVICING
                         AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                      LIMITED GUARANTY]

                                         ARTICLE XIII

Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 13.01.  Subordinate  Certificate Loss Coverage;  Limited Guaranty.  (a)
Subject to subsection  (c) below,  prior to the later of the third  Business Day prior to each
Distribution  Date or the related  Determination  Date, the Master  Servicer  shall  determine whether it or any  Sub-Servicer  will be  entitled  to any  reimbursement  pursuant to Section
4.02(a) on such  Distribution  Date for Advances or  Sub-Servicer  Advances  previously  made,
(which  will not be  Advances  or  Sub-Servicer  Advances  that  were  made  with  respect  to delinquencies  which were subsequently  determined to be Excess Special Hazard Losses,  Excess
Fraud  Losses,  Excess  Bankruptcy  Losses or  Extraordinary  Losses)  and,  if so, the Master
Servicer  shall demand  payment from  Residential  Funding of an amount equal to the amount of any Advances or Sub-Servicer  Advances  reimbursed  pursuant to Section 4.02(a), to the extent such  Advances or  Sub-Servicer  Advances have not been included in the amount of the Realized
Loss  in  the  related   Mortgage  Loan,  and  shall  distribute  the  same  to  the  Class  B
Certificateholders  in the same manner as if such amount  were to be  distributed  pursuant to
Section 4.02(a).

               (b)    Subject  to  subsection  (c)  below,  prior to the  later  of the  third
Business Day prior to each  Distribution  Date or the related  Determination  Date, the Master
Servicer  shall  determine  whether any  Realized  Losses  (other than Excess  Special  Hazard
Losses,  Excess  Bankruptcy  Losses,  Excess  Fraud Losses and  Extraordinary  Losses) will be allocated to the Class B  Certificates  on such  Distribution  Date  pursuant to Section 4.05, and, if so, the Master  Servicer shall demand payment from  Residential  Funding of the amount of such Realized Loss and shall distribute the same to the Class B  Certificateholders  in the same manner as if such amount were to be distributed  pursuant to Section  4.02(a);  provided, however,  that the  amount of such  demand in  respect  of any  Distribution  Date shall in no event be greater than the sum of (i) the  additional  amount of Accrued  Certificate  Interest that would have been paid for the Class B  Certificateholders  on such  Distribution  Date had such  Realized  Loss or Losses  not  occurred  plus (ii) the  amount of the  reduction  in the
Certificate  Principal  Balances of the Class B Certificates on such  Distribution Date due to such Realized Loss or Losses.  Notwithstanding  such  payment,  such Realized  Losses shall be deemed to have been borne by the  Certificateholders  for  purposes  of Section  4.05.  Excess
Special  Hazard  Losses,  Excess Fraud  Losses,  Excess  Bankruptcy  Losses and  Extraordinary
Losses  allocated  to the  Class  B  Certificates  will  not  be  covered  by the  Subordinate
Certificate Loss Obligation.

               (c)    Demands for  payments  pursuant to this  Section  shall be made prior to the  later  of the  third  Business  Day  prior  to  each  Distribution  Date  or the  related
Determination  Date by the Master  Servicer with written  notice  thereof to the Trustee.  The maximum amount that  Residential  Funding shall be required to pay pursuant to this Section on any  Distribution  Date  (the  "Amount  Available")  shall  be  equal  to  the  lesser  of (X)
                minus the sum of (i) all previous  payments made under subsections (a) and (b)
hereof  and (ii) all  draws  under  the  Limited  Guaranty  made in lieu of such  payments  as described  below  in  subsection  (d) and  (Y)  the  then  outstanding  Certificate  Principal
Balances of the Class B Certificates,  or such lower amount as may be established  pursuant to
Section  13.02.  Residential  Funding's  obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d)    The Trustee will promptly  notify GMAC LLC of any failure of Residential
Funding to make any  payments  hereunder  and shall  demand  payment  pursuant  to the limited guaranty (the "Limited Guaranty"),  executed by GMAC LLC, of Residential  Funding's obligation to make  payments  pursuant  to this  Section,  in an  amount  equal to the  lesser of (i) the
Amount Available and (ii) such required  payments,  by delivering to GMAC LLC a written demand for  payment  by  wire  transfer,  not  later  than  the  second  Business  Day  prior  to the
Distribution Date for such month, with a copy to the Master Servicer.

               (e) All  payments  made by  Residential  Funding  pursuant  to this  Section or amounts  paid under the  Limited  Guaranty  shall be  deposited  directly  in the  Certificate
Account,   for  distribution  on  the  Distribution  Date  for  such  month  to  the  Class  B
Certificateholders.

               (f)    The  Company  shall  have  the  option,  in  its  sole  discretion,   to
substitute  for either or both of the Limited  Guaranty or the  Subordinate  Certificate  Loss
Obligation  another instrument in the form of a corporate  guaranty,  an irrevocable letter of credit,  a surety bond,  insurance  policy or similar  instrument or a reserve fund;  provided that (i) the  Company  obtains  (subject  to the  provisions  of  Section  10.01(f)  as if the
Company was  substituted  for the Master  Servicer  solely for the purposes of such provision)
an Opinion of Counsel  (which  need not be an opinion of  Independent  counsel)  to the effect that  obtaining such  substitute  corporate  guaranty,  irrevocable  letter of credit,  surety bond,  insurance  policy or similar  instrument  or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund,  including  without  limitation,  any federal tax
imposed  on  "prohibited   transactions"  under  Section   860(F)(a)(1)  of  the  Code  or  on
"contributions  after the startup  date"  under  Section  860(G)(d)(1)  of the Code or (b) the
Trust  Fund to fail to  qualify as a REMIC at any time that any  Certificate  is  outstanding, and (ii) no such  substitution  shall be made unless (A) the  substitute  Limited  Guaranty or
Subordinate  Certificate  Loss  Obligation  is for an  initial  amount  not less than the then
current  Amount  Available  and  contains   provisions  that  are  in  all  material  respects
equivalent  to the  original  Limited  Guaranty or  Subordinate  Certificate  Loss  Obligation
(including that no portion of the fees,  reimbursements  or other  obligations  under any such instrument  will be borne by the  Trust  Fund),  (B) the long  term  debt  obligations  of any obligor of any substitute  Limited  Guaranty or Subordinate  Certificate  Loss  Obligation (if
not  supported by the Limited  Guaranty)  shall be rated at least the lesser of (a) the rating of the long  term  debt  obligations  of GMAC LLC as of the date of  issuance  of the  Limited
Guaranty  and (b) the  rating  of the long term  debt  obligations  of GMAC LLC at the date of such  substitution  and (C) the Company  obtains  written  confirmation  from each  nationally recognized  credit  rating  agency that rated the Class B  Certificates  at the request of the
Company that such  substitution  shall not lower the rating on the Class B Certificates  below the  lesser  of (a) the  then-current  rating  assigned  to the Class B  Certificates  by such rating  agency  and (b) the  original  rating  assigned  to the Class B  Certificates  by such rating  agency.  Any  replacement  of the Limited  Guaranty or  Subordinate  Certificate  Loss
Obligation  pursuant to this Section shall be accompanied  by a written  Opinion of Counsel to the substitute  guarantor or obligor,  addressed to the Master Servicer and the Trustee,  that such  substitute  instrument  constitutes  a  legal,  valid  and  binding  obligation  of  the substitute  guarantor or obligor,  enforceable  in accordance  with its terms,  and concerning such other matters as the Master Servicer and the Trustee shall  reasonably  request.  Neither the Company,  the Master  Servicer nor the Trustee  shall be  obligated to  substitute  for or
replace  the  Limited   Guaranty  or  Subordinate   Certificate   Loss  Obligation  under  any
circumstance.

               Section 13.02.  Amendments  Relating to the Limited  Guaranty.  Notwithstanding
Sections 11.01 or 13.01:  (i) the  provisions of this Article XIII may be amended,  superseded or deleted,  (ii) the Limited  Guaranty or  Subordinate  Certificate  Loss  Obligation  may be
amended,  reduced  or  canceled,  and (iii) any other  provision  of this  Agreement  which is related or  incidental  to the matters  described  in this  Article XIII may be amended in any manner;  in each case by written  instrument  executed  or  consented  to by the  Company  and
Residential Funding but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being required  unless any such amendment  would impose any  additional  obligation  on, or otherwise  adversely  affect the  interests of, the Master
Servicer or the Trustee,  as applicable;  provided that the Company shall also obtain a letter from each  nationally  recognized  credit rating agency that rated the Class B Certificates at the  request  of the  Company  to the  effect  that such  amendment,  reduction,  deletion  or cancellation  will not lower the  rating on the Class B  Certificates  below the lesser of (a)
the  then-current  rating  assigned to the Class B Certificates  by such rating agency and (b)
the original  rating  assigned to the Class B Certificates  by such rating agency,  unless (A)
the Holder of 100% of the Class B  Certificates  is  Residential  Funding or an  Affiliate  of
Residential  Funding,  or (B) such amendment,  reduction,  deletion or cancellation is made in accordance with Section  11.01(e) and,  provided  further that the Company obtains (subject to the provisions of Section  10.01(f) as if the Company was  substituted for the Master Servicer solely  for  the  purposes  of  such  provision),  in the  case  of a  material  amendment  or supercession  (but not a reduction,  cancellation  or deletion of the Limited  Guaranty or the
Subordinate  Certificate  Loss  Obligation),  an  Opinion  of  Counsel  (which  need not be an opinion of  Independent  counsel) to the effect that any such amendment or  supercession  will not cause  either  (a) any  federal  tax to be imposed on the Trust  Fund,  including  without limitation,  any federal tax imposed on "prohibited  transactions" under Section 860F(a)(1) of the Code or on  "contributions  after the startup date" under  Section  860G(d)(1) of the Code or (b) the  Trust  Fund to fail to  qualify  as a REMIC at any time  that any  Certificate  is outstanding.  A copy of any such  instrument  shall be  provided to the Trustee and the Master
Servicer  together with an Opinion of Counsel that such  amendment  complies with this Section
13.02.

                                          EXHIBIT L

                                  [FORM OF LIMITED GUARANTY]

                                       LIMITED GUARANTY

                               RESIDENTIAL ACCREDIT LOANS, INC.

                       Mortgage Asset-Backed Pass-Through Certificates
                                       Series ____-___

                                                             ________, 200__

__________________
__________________
__________________

Attention:  Residential Funding Company, LLC Series ____-___

Ladies and Gentlemen:

               WHEREAS,  Residential  Funding  Company,  LLC,  a  Delaware  limited  liability company ("Residential  Funding"),  an indirect wholly-owned subsidiary of GMAC LLC, a Delaware limited  liability  company  ("GMAC"),  plans to incur certain  obligations as described under
Section  13.01 of the Pooling and Servicing  Agreement  dated as of  ___________  1, ____ (the
"Servicing  Agreement"),  among Residential Accredit Loans, Inc. (the "Company"),  Residential
Funding and  __________________  (the  "Trustee") as amended by Amendment No.         thereto,
dated  as  of                  ,  with  respect  to  the  Mortgage  Asset-Backed  Pass-Through
Certificates, Series ____-___ (the "Certificates"); and

               WHEREAS,  pursuant to Section  13.01 of the  Servicing  Agreement,  Residential
Funding  agrees to make  payments to the Holders of the Class B  Certificates  with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS,  GMAC  desires  to  provide  certain  assurances  with  respect to the ability of  Residential  Funding to secure  sufficient  funds and  faithfully  to perform  its
Subordinate Certificate Loss Obligation;

               NOW THEREFORE,  in  consideration  of the premises herein contained and certain other good and  valuable  consideration,  the  receipt of which is hereby  acknowledged,  GMAC agrees as follows:

1.      Provision  of Funds.  (a) GMAC agrees to  contribute  and  deposit in the  Certificate
Account on behalf of Residential  Funding (or otherwise provide to Residential  Funding, or to cause to be made available to Residential  Funding),  either directly or through a subsidiary, in any case  prior to the  related  Distribution  Date,  such  moneys  as may be  required  by
Residential  Funding to perform its  Subordinate  Certificate  Loss Obligation when and as the same  arises  from time to time upon the demand of the  Trustee  in  accordance  with  Section
13.01 of the Servicing Agreement.

               (b)    The agreement  set forth in the preceding  clause (a) shall be absolute, irrevocable and  unconditional  and shall not be affected by the transfer by GMAC or any other person  of  all  or any  part  of  its  or  their  interest  in  Residential  Funding,  by any insolvency,  bankruptcy,  dissolution or other proceeding affecting Residential Funding or any other person,  by any defense or right of  counterclaim,  set-off or recoupment  that GMAC may have against  Residential  Funding or any other  person or by any other fact or  circumstance.
Notwithstanding  the foregoing,  GMAC's  obligations under clause (a) shall terminate upon the earlier of (x)  substitution  for this Limited  Guaranty  pursuant to Section  13.01(f) of the
Servicing  Agreement,  or (y) the  termination  of the Trust Fund  pursuant  to the  Servicing
Agreement.

2.      Waiver.  GMAC hereby waives any failure or delay on the part of  Residential  Funding, the Trustee or any other person in  asserting or enforcing  any rights or in making any claims or  demands  hereunder.  Any  defective  or  partial  exercise  of any such  rights  shall not preclude any other or further  exercise of that or any other such right.  GMAC further  waives demand,  presentment,  notice of default,  protest, notice of acceptance and any other notices with respect to this  Limited  Guaranty,  including,  without  limitation,  those of action or nonaction on the part of Residential Funding or the Trustee.

3.      Modification,  Amendment  and  Termination.  This  Limited  Guaranty  may be modified, amended or terminated  only by the written  agreement of GMAC and the Trustee and only if such modification,  amendment or  termination  is permitted  under  Section  13.02 of the Servicing
Agreement.  The  obligations of GMAC under this Limited  Guaranty shall continue and remain in effect so long as the  Servicing  Agreement  is not  modified or amended in any way that might affect the obligations of GMAC under this Limited  Guaranty  without the prior written consent of GMAC.

4.      Successor.  Except as otherwise  expressly  provided herein,  the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5.      Governing  Law.  This Limited  Guaranty  shall be governed by the laws of the State of
New York.

6.      Authorization  and Reliance.  GMAC  understands  that a copy of this Limited  Guaranty shall be delivered to the Trustee in  connection  with the execution of Amendment No. 1 to the
Servicing  Agreement  and GMAC  hereby  authorizes  the Company and the Trustee to rely on the covenants and agreements set forth herein.

7.      Definitions.  Capitalized  terms used but not otherwise  defined herein shall have the meaning given them in the Servicing Agreement.

8.      Counterparts.  This Limited  Guaranty  may be executed in any number of  counterparts, each of which shall be deemed to be an original and such  counterparts  shall  constitute  but one and the same instrument.

               IN WITNESS  WHEREOF,  GMAC has caused this Limited  Guaranty to be executed and delivered by its respective  officers  thereunto duly  authorized as of the day and year first above written.

                                            GMAC LLC

                                            By: _________________________
                                            Name: _______________________
                                            Title:_______________________

Acknowledged by:

__________________,
    as Trustee

By: _______________________
Name: _____________________
Title: ____________________

RESIDENTIAL ACCREDIT LOANS, INC.

By:  ______________________
Name: _____________________
Title: ____________________

                                          EXHIBIT M

                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                                  ___________, 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Company, LLC Series ____-___

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___ Assignment of Mortgage Loan

Ladies and Gentlemen:

     This   letter   is   delivered   to  you   in   connection   with   the   assignment   by
__________________________________               (the               "Trustee")              to
________________________________________(the  "Lender") of (the "Mortgage  Loan")  pursuant to
Section  3.13(d)  of  the  Pooling  and  Servicing   Agreement  (the  "Pooling  and  Servicing
Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller
(the "Company"),  Residential Funding Company,  LLC, as Master Servicer,  and the Trustee. All
terms used herein and not  otherwise  defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Lender  hereby  certifies,  represents  and  warrants  to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged  Property  located in a jurisdiction in which an assignment in lieu of  satisfaction  is required to preserve lien priority,  minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage
Loan and the form of the  transaction is solely to comply with, or facilitate the  transaction under, such local laws;

(iii) the Mortgage Loan following the proposed  assignment  will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                            Very truly yours,

                                            (Lender)

                                            By: __________________________
                                            Name: ________________________
                                            Title: _______________________

                                          EXHIBIT N

                                 FORM OF REQUEST FOR EXCHANGE

                                                                                        [DATE]

__________________
__________________
__________________

               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___

               Residential Funding Company, LLC, as the Holder of a __________% Percentage
Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1.   [Interest  Only/Class A-V]- Certificates,  corresponding to the following  Uncertificated
     REMIC Regular Interests:  [List numbers corresponding to the related loans and Pool Strip
     Rates from the Mortgage Loan  Schedule].  The initial  Subclass  Notional  Amount and the
     Initial  Pass-Through  Rate on the  [Interest  Only/Class  A-V]-  Certificates  will be $
     ____________ and ________%, respectively.

2.   [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the
Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1]
Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of ___________ 1, ____, among
Residential Accredit Loans, Inc., Residential Funding Company, LLC and __________________,
as trustee.

                                            RESIDENTIAL FUNDING COMPANY, LLC

                                            By:  _______________________________
                                            Name:_______________________________
                                            Title:______________________________

                                          EXHIBIT O

                               Form of Form 10-K Certification

        I, [identify the certifying individual], certify that:

        1.     I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the trust (the
"Exchange Act periodic reports") created pursuant to the Series Supplement dated
___________________ to the Standard Terms of Pooling and Servicing Agreement dated
____________________ (together, the "P&S Agreement") among Residential Accredit Loans, Inc.,
Residential Funding Company, LLC (the "Master Servicer") and [Name of Trustee] (the
"Trustee");

        2.     Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

        3.     Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

        4.     I am responsible for reviewing the activities performed by the Master Servicer and based on my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under Item 1123 of Regulation AB, and except a disclosed in the Exchange Act periodic reports, the Master Servicer has fulfilled its obligations under the P&S Agreement; and

        5.     All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report.
Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_______________________

____________________________*
[Signature]
[Title:]

* to be signed by the senior officer in charge of the servicing functions of the Master
Servicer

                                          EXHIBIT P

                   [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

        The undersigned, a Responsible Officer of [_________] (the "Trustee") certifies that:

        (a)    The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of [_________], 20[__] (the "Agreement") by and among [__________], as depositor,
Residential Funding Company, LLC, as Master Servicer, and the Trustee in accordance with the standards set forth therein.

        (b)    Based on my knowledge, the list of Certificateholders as shown on the
Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to the  Agreement is accurate as of the last day of the 20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]

                                                   Name:____________________________
                                                   Title:___________________________

                                          EXHIBIT Q

     INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO
                              REPORTABLE MODIFIED MORTGAGE LOANS

Account number

Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term

Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance  Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification

Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                          EXHIBIT R

                SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

        The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

-------------------------------------------------------------------------------------------------- -------------------------
                                                                                                     APPLICABLE SERVICING
                                       SERVICING CRITERIA                                                  CRITERIA
-------------------------------------------------------------------------------------------------- -------------------------
      REFERENCE                                         CRITERIA
---------------------- --------------------------------------------------------------------------- -------------------------
                                            GENERAL SERVICING CONSIDERATIONS
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(1)(i)          Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(1)(ii)         If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(1)(iii)        Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(1)(iv)         A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
                                           CASH COLLECTION AND ADMINISTRATION
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(2)(i)          Payments on pool assets are deposited into the appropriate custodial bank     |X| (as to accounts
                       accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the
                       transaction agreements.                                                         held by Trustee)
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(2)(ii)         Disbursements made via wire transfer on behalf of an obligor or to an         |X| (as to investors
                       investor are made only by authorized personnel.                                      only)
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(2)(iii)        Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
                       The related accounts for the transaction, such as cash reserve accounts
                       or accounts established as a form of overcollateralization, are               |X| (as to accounts
                       separately maintained (e.g., with respect to commingling of cash) as set        held by Trustee)
1122(d)(2)(iv)         forth in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(2)(v)          Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
                       Exchange Act.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(2)(vi)         Unissued checks are safeguarded so as to prevent unauthorized access.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(2)(vii)        Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
                       mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
                                           INVESTOR REMITTANCES AND REPORTING
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(3)(i)          Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D)
                       agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(3)(ii)         Amounts due to investors are allocated and remitted in accordance with                |X|
                       timeframes, distribution priority and other terms set forth in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
                       Disbursements made to an investor are posted within two business days to
                       the servicer's investor records, or such other number of days specified               |X|
1122(d)(3)(iii)        in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
                       Amounts remitted to investors per the investor reports agree with                     |X|
1122(d)(3)(iv)         cancelled checks, or other form of payment, or custodial bank statements.
---------------------- --------------------------------------------------------------------------- -------------------------
                                               POOL ASSET ADMINISTRATION
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(i)          Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.
---------------------- --------------------------------------------------------------------------- -------------------------
                       Pool assets and related documents are safeguarded as required by the
1122(d)(4)(ii)         transaction agreements
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(iii)        Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(iv)         Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(v)          The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(vi)         Changes with respect to the terms or status of an obligor's pool asset
                       (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(vii)        Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(viii)       Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements.
                       Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(ix)         Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(x)          Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(xi)         Payments made on behalf of an obligor (such as tax or insurance payments)
                       are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(xii)        Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
---------------------- --------------------------------------------------------------------------- -------------------------
                       Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other
1122(d)(4)(xiii)       number of days specified in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(xiv)        Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
                       Any external enhancement or other support, identified in Item 1114(a)(1)
                       through (3) or Item 1115 of Regulation AB, is maintained as set forth in              |X|
1122(d)(4)(xv)         the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------

(1) Only paragraph (a) for Class P Certificates.

(2) Class B Certificateholders may represent to either (a) or (b).

                                         EXHIBIT FOUR

                     FORM OF CERTIFICATE TO BE GIVEN BY CERTIFICATE OWNER

        Euroclear                                  Clearstream Banking, societe anonyme
        151 Boulevard Jacqmain                     67 Boulevard Grand-Duchesse Charlotte
        B-1210 Brussels, Belgium                   L-1331 Luxembourg

               Re:  Residential  Accredit  Loans,  Inc.,  Mortgage  Asset-Backed  Pass-Through
               Certificates,  Series  2007-QO4,  Class SB, issued  pursuant to the Pooling and
               Servicing  Agreement dated as of May 1, 2007 among RESIDENTIAL  ACCREDIT LOANS,
               INC.,  RESIDENTIAL  FUNDING  COMPANY,  LLC,  and  DEUTSCHE  BANK TRUST  COMPANY
               AMERICAS, as Trustee (the "Certificates").

        This is to  certify  that as of the date  hereof and  except as set forth  below,  the beneficial  interest in the Certificates  held by you for our account is owned by persons that are not U.S. persons (as defined in Rule 901 under the Securities Act of 1933, as amended).

        The  undersigned  undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit your  certification  relating to the  Certificates  held by you in which the undersigned  has acquired,  or intends to acquire,  a beneficial  interest in accordance with your operating  procedures if any applicable  statement  herein is not correct on  such  date.  In the  absence  of any  such  notification,  it may  be  assumed  that  this certification applies as of such date.

        [This  certification  excepts  beneficial  interests  in and does not  relate  to U.S.
$_________  principal  amount of the  Certificates  appearing  in your books as being held for our account but that we have sold or as to which we are not yet able to certify.]

        We  understand  that  this  certification  is  required  in  connection  with  certain securities laws in the United States of America.  If  administrative  or legal proceedings are commenced or threatened in connection with which this  certification  is or would be relevant, we  irrevocably  authorize  you  to  produce  this  certification  or a  copy  thereof  to any interested party in such proceedings.

Dated:  _____________________,*/    By: ___________________________ ,
                                    Account Holder

_______________________
*       Certification  must be dated on or after the 15th day before the date of the Euroclear or Cedel certificate to which this certification releases.

                                         EXHIBIT FIVE

             FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CLEARSTREAM BANKING

        Deutsche Bank Trust Company Americas

        Re:    RESIDENTIAL   ACCREDIT  LOANS,   INC.,   Mortgage   Asset-Backed   Pass-Through
               Certificates,  Series  2007-QO4,  Class SB, issued  Pursuant To The Pooling And
               Servicing  Agreement Dated As Of May 1, 2007 Among RESIDENTIAL  ACCREDIT LOANS,
               INC.,  RESIDENTIAL  FUNDING  COMPANY,  LLC,  and  DEUTSCHE  BANK TRUST  COMPANY
               AMERICAS, as Trustee (The "Certificates").

        This is to certify that, based solely on  certifications  we have received in writing, by tested  telex or by  electronic  transmission  from member  organizations  appearing in our records as persons being  entitled to a portion of the  principal  amount set forth below (our
"Member  Organizations")  as of  the  date  hereof,  $____________  principal  amount  of  the
Certificates  is owned by persons (a) that are not U.S.  persons (as defined in Rule 901 under the  Securities  Act of 1933. as amended (the  "Securities  Act")) or (b) who purchased  their
Certificates  (or interests  therein) in a transaction  or  transactions  that did not require registration under the Securities Act.

        We further  certify (a) that we are not making  available  herewith  for  exchange any portion of the related  Temporary  Regulation S Global Class SB  Certificate  excepted in such certifications  and (b) that as of the date hereof we have not received any notification  from any of our Member  Organizations  to the effect that the statements  made by them with respect to any portion of the part  submitted  herewith  for exchange are no longer true and cannot be relied upon as of the date hereof

        We  understand  that  this  certification  is  required  in  connection  with  certain securities laws of the United States of America.  If  administrative  or legal proceedings are commenced or threatened in connection with which this  certification  is or would be relevant, we  irrevocably  authorize  you  to  produce  this  certification  or a  copy  hereof  to  any interested party in such proceedings.

Date: _______________ *             Yours faithfully,

* To be dated no earlier            By: ___________________________________
than the Effective Date.            Morgan Guaranty Trust Company of New York, Brussels
                                    Office, as Operator of the Euroclear Clearance System
                                    Clearstream Banking, Societe anonyme

                                         EXHIBIT SIX

                                            FORM OF
                             TRANSFER CERTIFICATE FOR EXCHANGE OR
                           TRANSFER FROM 144A BOOK-ENTRY CERTIFICATE
                            TO REGULATION S BOOK-ENTRY CERTIFICATE

        Deutsche Bank Trust Company Americas

               Re:    RESIDENTIAL  ACCREDIT LOANS, INC.,  Mortgage  Asset-Backed  Pass-Through
                      Certificates,  Series 2007-QO4, Class SB, Issued Pursuant To The Pooling
                      And  Servicing  Agreement  Dated  As Of May 1,  2007  Among  RESIDENTIAL
                      ACCREDIT LOANS,  INC.,  RESIDENTIAL  FUNDING COMPANY,  LLC, and DEUTSCHE
                      BANK TRUST COMPANY AMERICAS, as Trustee (The "Certificates").

        Capitalized  terms used but not defined  herein shall have the meanings  given to them in the Agreement.

        This letter relates to U.S.  $____________  principal amount of Certificates  that are held as a beneficial  interest in the 144A Book-Entry  Certificate  (CUSIP No.  ________) with
DTC in the  name of  [insert  name of  transferor]  (the  "Transferor").  The  Transferor  has requested  an  exchange  or  transfer  of  the  beneficial  interest  for an  interest  in the
Permanent  Regulation  S Global  Class SB  Certificate  (CUSIP No.  ________)  to be held with
[Euroclear] [Clearstream Banking] through DTC.

        In  connection  with the request and in receipt of the  Certificates,  the  Transferor does hereby  certify that the exchange or transfer has been  effected in  accordance  with the transfer restrictions set forth in the Agreement and the Certificates and:

               (a)    pursuant to and in  accordance  with  Regulation S under the  Securities
        Act of 1933, as amended (the  "Securities  Act"),  and accordingly the Transferor does hereby certify that:

                      (i)    the  offer of the  Certificates  was not made to a person  in the
               United States of America,

                      [(ii)  at the time the buy  order was  originated,  the  transferee  was outside the United  States of America or the  Transferor  and any person acting on its behalf  reasonably  believed that the  transferee was outside the United
               States of America,

                      (ii)   the  transaction  was executed  in, on or through the  facilities of a designated  offshore  securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged  with a buyer in the United States of America,]**/

                      (iii)  no directed  selling efforts have been made in  contravention  of the requirements of Rule 903(b) or 904(b) of Regulation 5, as applicable,

                      (iv)   the  transaction  is not part of a plan or  scheme  to evade  the registration requirements of the Securities Act, and

               (b)    with  respect  to  transfers  made in  reliance  on Rule 144  under  the
        Securities  Act, the Transferor  does hereby certify that the  Certificates  are being transferred in a transaction permitted by Rule 144 under the Securities Act.

        This  certification and the statements  contained herein are made for your benefit and the benefit of the issuer and the [placement agent].

                                                   [Insert name of Transferor]

Date: ____________________          By:  ____________________________
                                    Title:

_________________________________
**      Insert  one of these two  provisions,  which  come from the  definition  of  "offshore transactions" in Regulation S.

                                        EXHIBIT SEVEN

                                            FORM OF
                             CERTIFICATE TO BE GIVEN BY TRANSFEREE
                           OF BENEFICIAL INTEREST IN A REGULATION S
                                    BOOK-ENTRY CERTIFICATE

        Euroclear                                  Clearstream Banking, societe anonyme
        151 Boulevard Jacqmain                     67 Boulevard Grand-Duchesse Charlotte
        B- 1210 Brussels, Belgium                  L- 1331 Luxembourg

               Re:    RESIDENTIAL  ACCREDIT LOANS, INC.,  Mortgage  Asset-Backed  Pass-Through
                      Certificates,  Series  2007-QO4,  Class Class SB, Issued Pursuant To The
                      Pooling  And  Servicing   Agreement  Dated  As  Of  May  1,  2007  Among
                      RESIDENTIAL  ACCREDIT LOANS,  INC.,  RESIDENTIAL  FUNDING COMPANY,  LLC,
                      and   DEUTSCHE   BANK  TRUST   COMPANY   AMERICAS,   as   Trustee   (The
                      "Certificates").

        This is to certify  that as of the date  hereof,  and except as set forth  below,  for purposes of acquiring a beneficial  interest in the  Certificates,  the undersigned  certifies that it is not a U.S.  person (as  defined in Rule 901 under the  Securities  Act of 1933,  as amended).

        The  undersigned  undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit your  certification  relating to the  Certificates  held by you in which the  undersigned  intends to acquire a  beneficial  interest in  accordance  with your operating  procedures if any applicable  statement herein is not correct on such date. In the absence of any such  notification,  it may be assumed that this  certification  applies as of such date.

        We  understand  that  this  certification  is  required  in  connection  with  certain securities laws in the United States of America.  If  administrative  or legal proceedings are commenced or threatened in connection with which this  certification  is or would be relevant, we  irrevocably  authorize  you  to  produce  this  certification  or a  copy  thereof  to any interested party in such proceedings.

Dated: _____________                            By: ______________________

                                        EXHIBIT EIGHT

                                            FORM OF
                            INITIAL PURCHASER EXCHANGE INSTRUCTIONS

Depository Trust Company
55 Water Street
50th Floor
New York, New York 10041

               Re:    RESIDENTIAL  ACCREDIT LOANS, INC.,  Mortgage  Asset-Backed  Pass-Through
                      Certificates,  Series  2007-QO4,  Class Class SB, Issued Pursuant To The
                      Pooling  And  Servicing   Agreement  Dated  As  Of  May  1,  2007  Among
                      RESIDENTIAL  ACCREDIT LOANS,  INC.,  RESIDENTIAL  FUNDING COMPANY,  LLC,
                      and   DEUTSCHE   BANK  TRUST   COMPANY   AMERICAS,   as   Trustee   (The
                      "Certificates").

        Pursuant to Section 5.02(g) of the Agreement,  ________________________  (the "Initial
Purchaser")  hereby  requests  that   $______________   aggregate   principal  amount  of  the
Certificates  held by you for our  account  and  represented  by the  Temporary  Regulation  S
Global Class SB  Certificate  (CUSIP No.  ________) (as defined in the Agreement) be exchanged for an equal  principal  amount  represented  by the Rule  144A  Global  Class SB  Certificate
(CUSIP No. _______) to be held by you for our account.

Date:  ____________________                 [Initial Purchaser]

                                            By:  _____________________________
                                            Title:

                                        EXHIBIT NINE-A

                                           FORM OF
                            RULE 144A GLOBAL CLASS SB CERTIFICATE

        THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A  CERTIFICATES AND
CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

        UNLESS  THIS  CERTIFICATE  IS  PRESENTED  BY  AN  AUTHORIZED   REPRESENTATIVE  OF  THE
DEPOSITORY  TRUST  COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO  ISSUER  OR ITS  AGENT  FOR
REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN
THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE
OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE &
CO., HAS AN INTEREST HEREIN.

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR INTEREST"
IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS  860G AND  860D OF THE  INTERNAL  REVENUE  CODE OF 1986  (THE  "CODE")  COUPLED  WITH
CERTAIN OBLIGATIONS WITH RESPECT TO PAYMENTS OF BASIS RISK SHORTFALL AMOUNTS.

        NO  TRANSFER OF THIS  CERTIFICATE  MAY BE MADE TO ANY  PERSON,  UNLESS THE  TRANSFEREE
PROVIDES  EITHER A  CERTIFICATION  PURSUANT TO SECTION  5.02(E) OF THE AGREEMENT OR AN OPINION
OF  COUNSEL  SATISFACTORY  TO THE  MASTER  SERVICER,  THE  COMPANY  AND THE  TRUSTEE  THAT THE
PURCHASE  OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR  RESULT  IN A  NON-EXEMPT  PROHIBITED
TRANSACTION  UNDER  SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974,  AS
AMENDED ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER,  THE
COMPANY OR THE TRUSTEE TO ANY  OBLIGATION OR LIABILITY IN ADDITION TO THOSE  UNDERTAKEN IN THE
AGREEMENT.

        NO TRANSFER  OF THIS  CERTIFICATE  OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS
CERTIFICATE  UNLESS THAT  TRANSFER IS MADE  PURSUANT TO AN  EFFECTIVE  REGISTRATION  STATEMENT
UNDER THE 1933 ACT,  AND  EFFECTIVE  REGISTRATION  OR  QUALIFICATION  UNDER  APPLICABLE  STATE
SECURITIES  LAWS,  OR IS MADE IN A  TRANSACTION  THAT DOES NOT REQUIRE  SUCH  REGISTRATION  OR
QUALIFICATION.  FURTHERMORE,  THE AGREEMENT  PROVIDES THAT NO TRANSFER OF THIS  CERTIFICATE OR
INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT  (I) OUTSIDE  THE UNITED
STATES TO ENTITIES  WHICH ARE NOT U.S.  PERSONS  WITHIN THE MEANING OF  REGULATION S UNDER THE
1933 ACT OR (II) IN  RELIANCE  ON RULE 144A UNDER THE 1933 ACT  ("RULE  144A") TO A  QUALIFIED
INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT IS ACQUIRING THIS  CERTIFICATE OR INTEREST
HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER.

        EACH HOLDER OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  ACKNOWLEDGED AND AGREED THAT
(I) IT IS (A) A QUALIFIED  INSTITUTIONAL  BUYER AND IS ACQUIRING THIS  CERTIFICATE FOR ITS OWN
INSTITUTIONAL  ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER, OR
(B) IT IS NOT A U.S.  PERSON AND IS ACQUIRING  THIS  CERTIFICATE  OUTSIDE THE UNITED STATES (A
"REGULATION S PURCHASER");  AND (II) IT UNDERSTANDS THAT THIS CERTIFICATE IS BEING TRANSFERRED
TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC  OFFERING WITHIN THE MEANING OF THE 1933 ACT,
AND  THAT,  IF IN THE  FUTURE  IT  DECIDES  TO  RESELL,  PLEDGE  OR  OTHERWISE  TRANSFER  THIS
CERTIFICATE,  THIS  CERTIFICATE MAY BE RESOLD,  PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH
APPLICABLE  STATE  SECURITIES LAWS AND (A) IN A TRANSACTION  MEETING THE  REQUIREMENTS OF RULE
144A,  TO A PERSON THAT THE SELLER  REASONABLY  BELIEVES IS A  QUALIFIED  INSTITUTIONAL  BUYER
THAT  PURCHASES  FOR  ITS  OWN  ACCOUNT  (OR  FOR  THE  ACCOUNT  OR  ACCOUNTS  OF A  QUALIFIED
INSTITUTIONAL  BUYER)  AND TO WHOM  NOTICE IS GIVEN THAT THE  RESALE,  PLEDGE OR  TRANSFER  IS
BEING MADE IN RELIANCE ON RULE 144A,  OR (B) IN AN OFFSHORE  TRANSACTION  IN  ACCORDANCE  WITH
RULE 903 OR RULE 904 OF REGULATION S.

        THE HOLDER OF THIS CERTIFICATE DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER
DISPOSITION  SHALL,  AND BY ACCEPTANCE OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE AGREED TO,
INDEMNIFY  THE TRUSTEE,  THE  DEPOSITOR,  THE MASTER  SERVICER AND THE  CERTIFICATE  REGISTRAR
AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE,  PLEDGE OR OTHER  DISPOSITION IS
NOT SO  EXEMPT  OR IS NOT  MADE IN  ACCORDANCE  WITH  SUCH  FEDERAL  AND  STATE  LAWS  AND THE
AGREEMENT.

CUSIP: _____________________                                      Certificate No. B-1
Date of Pooling and Servicing Agreement                           Percentage Interest: 100.00%
and Cut-off Date:  May 1, 2007
First Distribution Date:  June 25, 2007                           Aggregate Initial Principal Balance
                                                                  of the Class SB Certificates:
                                                                  $___________________________
Master Servicer:                                                  Initial Principal Balance
Residential Funding Company, LLC                                  of this Class SB Certificate:
                                                                  $___________________________
Maturity Date:
__________ __, 20__

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2007-QO4

               evidencing a percentage interest in the distributions allocable to the Class SB Certificates with respect to a Trust Fund
               consisting primarily of a pool of fixed and adjustable interest rate, first lien mortgage loans on one- to four-family
               residential properties sold by RESIDENTIAL ACCREDIT LOANS, INC.

        This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not represent  an  obligation  of or interest in  RESIDENTIAL  ACCREDIT  LOANS,  INC.,  the Master
Servicer,  the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the  underlying  Mortgage Loans are  guaranteed or insured by any  governmental  agency or instrumentality or by RESIDENTIAL  ACCREDIT LOANS,  INC., the Master Servicer,  the Trustee or
any  of  their  affiliates.  None  of the  Depositor,  the  Master  Servicer  or any of  their affiliates  will have any  obligation  with  respect to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

        This  certifies that CEDE & CO. is the  registered  owner of the  Percentage  Interest evidenced  by this  Certificate  in  certain  distributions  with  respect  to the Trust  Fund consisting  primarily  of an  interest  in a pool of  adjustable  interest  rate,  first  lien mortgage loans on one- to four-family  residential  properties,  sold by RESIDENTIAL  ACCREDIT
LOANS,  INC.  (hereinafter  called the  "Depositor,"  which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and
Servicing  Agreement  dated as specified  above (the  "Agreement")  among the  Depositor,  the
Master  Servicer and Deutsche  Bank Trust  Company  Americas,  as trustee (the  "Trustee"),  a summary  of  certain  of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each  month  or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the "Distribution Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the last Business
Day of the month  immediately  preceding the month of such  distribution  (the "Record Date"), from the  Available  Distribution  Amount in an amount equal to the product of the  Percentage
Interest  evidenced  by this  Certificate  and the amount of interest and  principal,  if any, required to be distributed to Holders of Class SB Certificates on such Distribution Date.

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on  behalf of the  Trustee  or by a Paying  Agent  appointed  by the  Trustee  in  immediately available  funds (by wire  transfer  or  otherwise)  for the  account of the  Person  entitled thereto if such Person shall have so notified  the Master  Servicer or such Paying  Agent,  or by check  mailed to the  address  of the Person  entitled  thereto,  as such name and  address shall appear on the Certificate Register.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after  due  notice  of the  pendency  of such  distribution  and only  upon  presentation  and surrender  of this  Certificate  at the office or agency  designated  by the  Trustee for that purpose.  The Initial  Certificate  Principal  Balance of this Certificate is set forth above.
The Certificate  Principal  Balance hereof will be reduced to the extent of the  distributions allocable to principal and any Realized Losses allocable hereto.

        No transfer of this Class SB  Certificate  will be made unless such transfer is exempt from the  registration  requirements  of the  Securities  Act of  1933,  as  amended,  and any applicable  state  securities  laws or is made in  accordance  with said Act and laws.  In the event that such a  transfer  is to be made,  (i) the  Trustee or the  Company  may  require an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the Trustee and the Company that such transfer is exempt  (describing  the applicable  exemption and the basis therefor) from or is being made pursuant to the  registration  requirements  of the Securities
Act of 1933, as amended,  and of any  applicable  statute of any state and (ii) the transferee shall  execute  an  investment  letter  in  the  form  described  by  Section  5.02(e)  of the
Agreement.  The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the Company,  the Master Servicer and the  Certificate  Registrar
acting on behalf of the Trustee  against any liability  that may result if the transfer is not so exempt or is not made in accordance  with such Federal and state laws.  In connection  with any such transfer,  the Trustee will also require either (i) an opinion of counsel  acceptable to and in form  and  substance  satisfactory  to the  Trustee,  the  Company  and  the  Master
Servicer with respect to the  permissibility  of such transfer  under the Employee  Retirement
Income Security Act of 1974, as amended  ("ERISA"),  and Section 4975 of the Internal  Revenue
Code (the "Code") and stating,  among other things,  that the  transferee's  acquisition  of a
Class SB  Certificate  will not  constitute or result in a non-exempt  prohibited  transaction under  Section 406 of ERISA or Section 4975 of the Code or (ii) a  representation  letter,  in the  form  as  described  by  Section  5.02(e)  of the  Agreement,  either  stating  that  the transferee  is not an employee  benefit or other plan  subject to the  prohibited  transaction provisions  of ERISA or Section 4975 of the Code (a "Plan"),  or any other  person  (including an  investment  manager,  a named  fiduciary  or a trustee of any Plan)  acting,  directly  or indirectly,  on behalf of or  purchasing  any  Certificate  with "plan assets" of any Plan, or stating that the transferee is an insurance  company,  the source of funds to be used by it to purchase the  Certificate is an "insurance  company  general  account"  (within the meaning of
Department of Labor Prohibited  Transaction Class Exemption  ("PTCE") 95-60), and the purchase is being made in  reliance  upon the  availability  of the  exemptive  relief  afforded  under
Sections I and III of PTCE 95-60.

        This Certificate is one of a duly authorized  issue of Certificates  issued in several
Classes  designated  as  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series
specified hereon (herein collectively called the "Certificates").

        The  Certificates  are  limited  in  right  of  payment  to  certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As  provided in the  Agreement,  withdrawals  from the  Custodial  Account  and/or the
Certificate  Account  created  for  the  benefit  of  Certificateholders  may be  made  by the
Master   Servicer   from   time  to  time   for   purposes   other   than   distributions   to
Certificateholders,   such  purposes  including  without   limitation   reimbursement  to  the
Depositor and the Master Servicer of advances made, or certain  expenses  incurred,  by either of them.

        The Agreement permits, with certain exceptions therein provided,  the amendment of the
Agreement and the  modification  of the rights and  obligations of the  Depositor,  the Master
Servicer and the Trustee and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the Master  Servicer  and the Trustee with the consent of the
Holders  of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage
Interests of each Class of  Certificates  affected thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable  in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  designated by the Trustee,  duly  endorsed by, or  accompanied  by an  assignment in the form below or other written  instrument  of transfer  in form  satisfactory  to the  Trustee  and the  Certificate
Registrar  duly  executed by the Holder hereof or such  Holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage Interest will be issued to the designated  transferee or transferees.

        The  Certificates  are issuable only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein  set forth,  Certificates  are  exchangeable  for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental charge payable in connection therewith.

        The Depositor,  the Master Servicer,  the Trustee,  the Certificate  Registrar and any
agent of the Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may
treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and none of the  Depositor,  the  Master  Servicer,  the  Trustee or any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New York.

        The obligations  created by the Agreement in respect of the Certificates and the Trust
Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held  by or on  behalf  of the  Trustee  and  required  to be paid  to  them  pursuant  to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan, and (ii) the purchase by the Holder of the Class SB  Certificates  or the Master  Servicer,  as described in the Agreement,  from the
Trust  Fund of all  remaining  Mortgage  Loans and all  property  acquired  in respect of such
Mortgage Loans or the  Certificates,  in either case thereby effecting early retirement of the
Certificates.  The  Agreement  permits,  but does not  require,  the  Holder  of the  Class SB
Certificates  or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the  Certificates  from the  Holders  thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance  before giving effect to the  distributions  to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution Date upon which the  proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off
Date Balance.

        Unless the certificate of  authentication  hereon has been executed by the Certificate
Registrar by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                   DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                   as Trustee

                                                   By:________________________________________
                                                      Authorized Signatory

Dated:_____________________

                                CERTIFICATE OF AUTHENTICATION

        This  is  one  of the  Class  SB  Certificates  referred  to in  the  within-mentioned
Agreement.

                                                   DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                   as Certificate Registrar

                                                   By:  _______________________________
                                                      Authorized Signatory

                                          ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the beneficial  interest  evidenced  by the within Trust  Certificate  and hereby  authorizes  the transfer of  registration  of such  interest to  assignee on the  Certificate  Register of the
Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________________________

Dated:_____________________                        ____________________________________
                                                   Signature by or on behalf of assignor

______________________________________________________________________________________________
                                                   Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or otherwise,  in  immediately  available  fund to____________________________________________________________________________
for the account of ___________________________________________________________________________
account number _______________________________________________________________________________
or, if mailed by check, to ___________________________________________________________________

        Applicable statements should be mailed to:____________________________________________
______________________________________________________________________________________________
______________________________________________________________________________________________

        This  information  is provided by  ___________________________________,  the  assignee named above, or ______________________________, as its agent.

                                        EXHIBIT NINE-B

                                           FORM OF
                      PERMANENT REGULATION S GLOBAL CLASS SB CERTIFICATE

        THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A  CERTIFICATES AND
CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

        UNLESS  THIS  CERTIFICATE  IS  PRESENTED  BY  AN  AUTHORIZED   REPRESENTATIVE  OF  THE
DEPOSITORY  TRUST  COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO  ISSUER  OR ITS  AGENT  FOR
REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN
THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE
OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE &
CO., HAS AN INTEREST HEREIN.

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR INTEREST"
IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS  860G AND  860D OF THE  INTERNAL  REVENUE  CODE OF 1986  (THE  "CODE")  COUPLED  WITH
CERTAIN OBLIGATIONS WITH RESPECT TO PAYMENTS OF BASIS RISK SHORTFALL AMOUNTS.

        NO  TRANSFER OF THIS  CERTIFICATE  MAY BE MADE TO ANY  PERSON,  UNLESS THE  TRANSFEREE
PROVIDES  EITHER A  CERTIFICATION  PURSUANT TO SECTION  5.02(E) OF THE AGREEMENT OR AN OPINION
OF  COUNSEL  SATISFACTORY  TO THE  MASTER  SERVICER,  THE  COMPANY  AND THE  TRUSTEE  THAT THE
PURCHASE  OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR  RESULT  IN A  NON-EXEMPT  PROHIBITED
TRANSACTION  UNDER  SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974,  AS
AMENDED ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER,  THE
COMPANY OR THE TRUSTEE TO ANY  OBLIGATION OR LIABILITY IN ADDITION TO THOSE  UNDERTAKEN IN THE
AGREEMENT.

        NO TRANSFER  OF THIS  CERTIFICATE  OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS
CERTIFICATE  UNLESS THAT  TRANSFER IS MADE  PURSUANT TO AN  EFFECTIVE  REGISTRATION  STATEMENT
UNDER THE 1933 ACT,  AND  EFFECTIVE  REGISTRATION  OR  QUALIFICATION  UNDER  APPLICABLE  STATE
SECURITIES  LAWS,  OR IS MADE IN A  TRANSACTION  THAT DOES NOT REQUIRE  SUCH  REGISTRATION  OR
QUALIFICATION.  FURTHERMORE,  THE AGREEMENT  PROVIDES THAT NO TRANSFER OF THIS  CERTIFICATE OR
INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT  (I) OUTSIDE  THE UNITED
STATES TO ENTITIES  WHICH ARE NOT U.S.  PERSONS  WITHIN THE MEANING OF  REGULATION S UNDER THE
1933 ACT OR (II) IN  RELIANCE  ON RULE 144A UNDER THE 1933 ACT  ("RULE  144A") TO A  QUALIFIED
INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT IS ACQUIRING THIS  CERTIFICATE OR INTEREST
HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER.

        EACH HOLDER OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  ACKNOWLEDGED AND AGREED THAT
(I) IT IS (A) A QUALIFIED  INSTITUTIONAL  BUYER AND IS ACQUIRING THIS  CERTIFICATE FOR ITS OWN
INSTITUTIONAL  ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER, OR
(B) IT IS NOT A U.S.  PERSON AND IS ACQUIRING  THIS  CERTIFICATE  OUTSIDE THE UNITED STATES (A
"REGULATION S PURCHASER");  (II) IT  UNDERSTANDS THAT THIS CERTIFICATE IS BEING TRANSFERRED TO
IT IN A  TRANSACTION  NOT INVOLVING  ANY PUBLIC  OFFERING  WITHIN THE MEANING OF THE 1933 ACT,
AND  THAT,  IF IN THE  FUTURE  IT  DECIDES  TO  RESELL,  PLEDGE  OR  OTHERWISE  TRANSFER  THIS
CERTIFICATE,  THIS  CERTIFICATE MAY BE RESOLD,  PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH
APPLICABLE  STATE  SECURITIES LAWS AND (A) IN A TRANSACTION  MEETING THE  REQUIREMENTS OF RULE
144A,  TO A PERSON THAT THE SELLER  REASONABLY  BELIEVES IS A  QUALIFIED  INSTITUTIONAL  BUYER
THAT  PURCHASES  FOR  ITS  OWN  ACCOUNT  (OR  FOR  THE  ACCOUNT  OR  ACCOUNTS  OF A  QUALIFIED
INSTITUTIONAL  BUYER)  AND TO WHOM  NOTICE IS GIVEN THAT THE  RESALE,  PLEDGE OR  TRANSFER  IS
BEING MADE IN RELIANCE ON RULE 144A,  OR (B) IN AN OFFSHORE  TRANSACTION  IN  ACCORDANCE  WITH
RULE 903 OR RULE 904 OF  REGULATION  S; AND  (III) IF  THE HOLDER IS A REGULATION S PURCHASER,
IT UNDERSTANDS  THAT THIS  CERTIFICATE HAS NOT AND WILL NOT BE REGISTERED  UNDER THE 1933 ACT,
THAT ANY OFFERS,  SALES OR  DELIVERIES  OF THIS  CERTIFICATE  IN THE UNITED  STATES OR TO U.S.
PERSONS  PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE CLOSING  DATE MAY  CONSTITUTE A VIOLATION
OF UNITED  STATES LAW,  AND THAT  DISTRIBUTIONS  OF  PRINCIPAL  AND  INTEREST  WILL BE MADE IN
RESPECT OF SUCH  CERTIFICATES  ONLY FOLLOWING THE DELIVERY BY THE HOLDER OF A CERTIFICATION OF
NON-U.S.  BENEFICIAL  OWNERSHIP OR THE EXCHANGE OF BENEFICIAL INTEREST IN TEMPORARY REGULATION
S GLOBAL OFFERED  CERTIFICATES FOR BENEFICIAL  INTERESTS IN THE RELATED PERMANENT REGULATION S
GLOBAL  OFFERED  CERTIFICATES  (WHICH IN EACH  CASE WILL  ITSELF  REQUIRE A  CERTIFICATION  OF
NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE AGREEMENT.

        THE HOLDER OF THIS CERTIFICATE DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER
DISPOSITION  SHALL,  AND BY ACCEPTANCE OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE AGREED TO,
INDEMNIFY  THE TRUSTEE,  THE  DEPOSITOR,  THE MASTER  SERVICER AND THE  CERTIFICATE  REGISTRAR
AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE,  PLEDGE OR OTHER  DISPOSITION IS
NOT SO  EXEMPT  OR IS NOT  MADE IN  ACCORDANCE  WITH  SUCH  FEDERAL  AND  STATE  LAWS  AND THE
AGREEMENT.

CUSIP: _____________________                                      Certificate No. B-1
Date of Pooling and Servicing Agreement                           Percentage Interest: [__]%
and Cut-off Date:  May 1, 2007
First Distribution Date:  June 25, 2007                           Aggregate Initial Principal Balance
                                                                  of the Class SB Certificates:
                                                                  $___________________________
Master Servicer:                                                  Initial Principal Balance
Residential Funding Company, LLC                                  of this Class SB Certificate:
                                                                  $___________________________
Maturity Date:
__________ __, 20__

                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2007-QO4

               evidencing a percentage interest in the distributions allocable to the Class SB Certificates with respect to a Trust Fund
               consisting primarily of a pool of fixed and adjustable interest rate, first lien mortgage loans on one- to four-family
               residential properties sold by RESIDENTIAL ACCREDIT LOANS, INC.

        This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not represent  an  obligation  of or interest in  RESIDENTIAL  ACCREDIT  LOANS,  INC.,  the Master
Servicer,  the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the  underlying  Mortgage Loans are  guaranteed or insured by any  governmental  agency or instrumentality or by RESIDENTIAL  ACCREDIT LOANS,  INC., the Master Servicer,  the Trustee or
any  of  their  affiliates.  None  of the  Depositor,  the  Master  Servicer  or any of  their affiliates  will have any  obligation  with  respect to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

        This  certifies that CEDE & CO. is the  registered  owner of the  Percentage  Interest evidenced  by this  Certificate  in  certain  distributions  with  respect  to the Trust  Fund consisting  primarily  of an  interest  in a pool of  adjustable  interest  rate,  first  lien mortgage loans on one- to four-family  residential  properties,  sold by RESIDENTIAL  ACCREDIT
LOANS,  INC.  (hereinafter  called the  "Depositor,"  which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and
Servicing  Agreement  dated as specified  above (the  "Agreement")  among the  Depositor,  the
Master  Servicer and Deutsche  Bank Trust  Company  Americas,  as trustee (the  "Trustee"),  a summary  of  certain  of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each  month  or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the "Distribution Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the last Business
Day of the month  immediately  preceding the month of such  distribution  (the "Record Date"), from the  Available  Distribution  Amount in an amount equal to the product of the  Percentage
Interest  evidenced  by this  Certificate  and the amount of interest and  principal,  if any, required to be distributed to Holders of Class SB Certificates on such Distribution Date.

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on  behalf of the  Trustee  or by a Paying  Agent  appointed  by the  Trustee  in  immediately available  funds (by wire  transfer  or  otherwise)  for the  account of the  Person  entitled thereto if such Person shall have so notified  the Master  Servicer or such Paying  Agent,  or by check  mailed to the  address  of the Person  entitled  thereto,  as such name and  address shall appear on the Certificate Register.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after  due  notice  of the  pendency  of such  distribution  and only  upon  presentation  and surrender  of this  Certificate  at the office or agency  designated  by the  Trustee for that purpose.  The Initial  Certificate  Principal  Balance of this Certificate is set forth above.
The Certificate  Principal  Balance hereof will be reduced to the extent of the  distributions allocable to principal and any Realized Losses allocable hereto.

        No transfer of this Class SB  Certificate  will be made unless such transfer is exempt from the  registration  requirements  of the  Securities  Act of  1933,  as  amended,  and any applicable  state  securities  laws or is made in  accordance  with said Act and laws.  In the event that such a  transfer  is to be made,  (i) the  Trustee or the  Company  may  require an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the Trustee and the Company that such transfer is exempt  (describing  the applicable  exemption and the basis therefor) from or is being made pursuant to the  registration  requirements  of the Securities
Act of 1933, as amended,  and of any  applicable  statute of any state and (ii) the transferee shall  execute  an  investment  letter  in  the  form  described  by  Section  5.02(e)  of the
Agreement.  The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the Company,  the Master Servicer and the  Certificate  Registrar
acting on behalf of the Trustee  against any liability  that may result if the transfer is not so exempt or is not made in accordance  with such Federal and state laws.  In connection  with any such transfer,  the Trustee will also require either (i) an opinion of counsel  acceptable to and in form  and  substance  satisfactory  to the  Trustee,  the  Company  and  the  Master
Servicer with respect to the  permissibility  of such transfer  under the Employee  Retirement
Income Security Act of 1974, as amended  ("ERISA"),  and Section 4975 of the Internal  Revenue
Code (the "Code") and stating,  among other things,  that the  transferee's  acquisition  of a
Class SB  Certificate  will not  constitute or result in a non-exempt  prohibited  transaction under  Section 406 of ERISA or Section 4975 of the Code or (ii) a  representation  letter,  in the  form  as  described  by  Section  5.02(e)  of the  Agreement,  either  stating  that  the transferee  is not an employee  benefit or other plan  subject to the  prohibited  transaction provisions  of ERISA or Section 4975 of the Code (a "Plan"),  or any other  person  (including an  investment  manager,  a named  fiduciary  or a trustee of any Plan)  acting,  directly  or indirectly,  on behalf of or  purchasing  any  Certificate  with "plan assets" of any Plan, or stating that the transferee is an insurance  company,  the source of funds to be used by it to purchase the  Certificate is an "insurance  company  general  account"  (within the meaning of
Department of Labor Prohibited  Transaction Class Exemption  ("PTCE") 95-60), and the purchase is being made in  reliance  upon the  availability  of the  exemptive  relief  afforded  under
Sections I and III of PTCE 95-60.

        This Certificate is one of a duly authorized  issue of Certificates  issued in several
Classes  designated  as  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series
specified hereon (herein collectively called the "Certificates").

        The  Certificates  are  limited  in  right  of  payment  to  certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As  provided in the  Agreement,  withdrawals  from the  Custodial  Account  and/or the
Certificate  Account created for the benefit of  Certificateholders  may be made by the Master
Servicer from time to time for purposes other than distributions to  Certificateholders,  such purposes including without  limitation  reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided,  the amendment of the
Agreement and the  modification  of the rights and  obligations of the  Depositor,  the Master
Servicer and the Trustee and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the Master  Servicer  and the Trustee with the consent of the
Holders  of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage
Interests of each Class of  Certificates  affected thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable  in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  designated by the Trustee,  duly  endorsed by, or  accompanied  by an  assignment in the form below or other written  instrument  of transfer  in form  satisfactory  to the  Trustee  and the  Certificate
Registrar  duly  executed by the Holder hereof or such  Holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage Interest will be issued to the designated  transferee or transferees.

        The  Certificates  are issuable only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein  set forth,  Certificates  are  exchangeable  for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental charge payable in connection therewith.

        The Depositor,  the Master Servicer,  the Trustee,  the Certificate  Registrar and any
agent of the Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may
treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and none of the  Depositor,  the  Master  Servicer,  the  Trustee or any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New York.

        The obligations  created by the Agreement in respect of the Certificates and the Trust
Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held  by or on  behalf  of the  Trustee  and  required  to be paid  to  them  pursuant  to the
Agreement  following  the  earlier  of  (i) the  maturity  or  other  liquidation  of the last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure  of any Mortgage  Loan, and (ii) the  purchase by the Holder of the Class SB  Certificates  or the Master  Servicer,  as described in the Agreement,  from the
Trust  Fund of all  remaining  Mortgage  Loans and all  property  acquired  in respect of such
Mortgage Loans or the  Certificates,  in either case thereby effecting early retirement of the
Certificates.  The  Agreement  permits,  but does not  require,  the  Holder  of the  Class SB
Certificates or the Master  Servicer,  as described in the Agreement,  (i) to  purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the  Certificates  from the  Holders  thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance  before giving effect to the  distributions  to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution Date upon which the  proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off
Date Balance.

        Unless the certificate of  authentication  hereon has been executed by the Certificate
Registrar by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                   DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                   as Trustee

                                                   By:________________________________________
                                                      Authorized Signatory

Dated:_____________________

                                CERTIFICATE OF AUTHENTICATION

        This  is  one  of the  Class  SB  Certificates  referred  to in  the  within-mentioned
Agreement.

                                                   DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                   as Certificate Registrar

                                                   By:  _______________________________
                                                      Authorized Signatory

                                          ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the beneficial  interest  evidenced  by the within Trust  Certificate  and hereby  authorizes  the transfer of  registration  of such  interest to  assignee on the  Certificate  Register of the
Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________________________

Dated:_____________________                        ____________________________________
                                                   Signature by or on behalf of assignor

______________________________________________________________________________________________
                                                   Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or otherwise,  in  immediately  available  fund to____________________________________________________________________________
for the account of ___________________________________________________________________________
account number _______________________________________________________________________________
or, if mailed by check, to ___________________________________________________________________

        Applicable statements should be mailed to:____________________________________________
______________________________________________________________________________________________
______________________________________________________________________________________________

        This  information  is provided by  ___________________________________,  the  assignee named above, or ______________________________, as its agent

                                        EXHIBIT NINE-C

                                           FORM OF
                      TEMPORARY REGULATION S GLOBAL CLASS SB CERTIFICATE

        THIS  CERTIFICATE  IS A TEMPORARY  REGULATION  S GLOBAL  CERTIFICATE  FOR  PURPOSES OF
REGULATION  S UNDER THE UNITED  STATES  SECURITIES  ACT OF 1933,  AS AMENDED (THE "1933 ACT").
NEITHER THIS TEMPORARY  REGULATION S GLOBAL CLASS SB CERTIFICATE  NOR ANY INTEREST  HEREIN MAY
BE  OFFERED,  SOLD  OR  DELIVERED,  EXCEPT  AS  PERMITTED  UNDER  THE  POOLING  AND  SERVICING
AGREEMENT.

        UNLESS  THIS  CERTIFICATE  IS  PRESENTED  BY  AN  AUTHORIZED   REPRESENTATIVE  OF  THE
DEPOSITORY  TRUST  COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO  ISSUER  OR ITS  AGENT  FOR
REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN
THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE
OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE &
CO., HAS AN INTEREST HEREIN.

        THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A  CERTIFICATES AND
CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR INTEREST"
IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS  860G AND  860D OF THE  INTERNAL  REVENUE  CODE OF 1986  (THE  "CODE")  COUPLED  WITH
CERTAIN OBLIGATIONS WITH RESPECT TO PAYMENTS OF BASIS RISK SHORTFALL AMOUNTS.

        NO  TRANSFER OF THIS  CERTIFICATE  MAY BE MADE TO ANY  PERSON,  UNLESS THE  TRANSFEREE
PROVIDES  EITHER A  CERTIFICATION  PURSUANT TO SECTION  5.02(E) OF THE AGREEMENT OR AN OPINION
OF  COUNSEL  SATISFACTORY  TO THE  MASTER  SERVICER,  THE  COMPANY  AND THE  TRUSTEE  THAT THE
PURCHASE  OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR  RESULT  IN A  NON-EXEMPT  PROHIBITED
TRANSACTION  UNDER  SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974,  AS
AMENDED ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER,  THE
COMPANY OR THE TRUSTEE TO ANY  OBLIGATION OR LIABILITY IN ADDITION TO THOSE  UNDERTAKEN IN THE
AGREEMENT.

        NO TRANSFER  OF THIS  CERTIFICATE  OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS
CERTIFICATE  UNLESS THAT  TRANSFER IS MADE  PURSUANT TO AN  EFFECTIVE  REGISTRATION  STATEMENT
UNDER THE 1933 ACT,  AND  EFFECTIVE  REGISTRATION  OR  QUALIFICATION  UNDER  APPLICABLE  STATE
SECURITIES  LAWS,  OR IS MADE IN A  TRANSACTION  THAT DOES NOT REQUIRE  SUCH  REGISTRATION  OR
QUALIFICATION.  FURTHERMORE,  THE AGREEMENT  PROVIDES THAT NO TRANSFER OF THIS  CERTIFICATE OR
INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT  (I) OUTSIDE  THE UNITED
STATES TO ENTITIES  WHICH ARE NOT U.S.  PERSONS  WITHIN THE MEANING OF  REGULATION S UNDER THE
1933 ACT OR (II) IN  RELIANCE  ON RULE 144A UNDER THE 1933 ACT  ("RULE  144A") TO A  QUALIFIED
INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT IS ACQUIRING THIS  CERTIFICATE OR INTEREST
HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER.

        EACH HOLDER OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  ACKNOWLEDGED AND AGREED THAT
(I) IT IS (A) A QUALIFIED  INSTITUTIONAL  BUYER AND IS ACQUIRING THIS  CERTIFICATE FOR ITS OWN
INSTITUTIONAL  ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER, OR
(B) IT IS NOT A U.S.  PERSON AND IS ACQUIRING  THIS  CERTIFICATE  OUTSIDE THE UNITED STATES (A
"REGULATION S PURCHASER");  (II) IT  UNDERSTANDS THAT THIS CERTIFICATE IS BEING TRANSFERRED TO
IT IN A  TRANSACTION  NOT INVOLVING  ANY PUBLIC  OFFERING  WITHIN THE MEANING OF THE 1933 ACT,
AND  THAT,  IF IN THE  FUTURE  IT  DECIDES  TO  RESELL,  PLEDGE  OR  OTHERWISE  TRANSFER  THIS
CERTIFICATE,  THIS  CERTIFICATE MAY BE RESOLD,  PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH
APPLICABLE  STATE  SECURITIES LAWS AND (A) IN A TRANSACTION  MEETING THE  REQUIREMENTS OF RULE
144A,  TO A PERSON THAT THE SELLER  REASONABLY  BELIEVES IS A  QUALIFIED  INSTITUTIONAL  BUYER
THAT  PURCHASES  FOR  ITS  OWN  ACCOUNT  (OR  FOR  THE  ACCOUNT  OR  ACCOUNTS  OF A  QUALIFIED
INSTITUTIONAL  BUYER)  AND TO WHOM  NOTICE IS GIVEN THAT THE  RESALE,  PLEDGE OR  TRANSFER  IS
BEING MADE IN RELIANCE ON RULE 144A,  OR (B) IN AN OFFSHORE  TRANSACTION  IN  ACCORDANCE  WITH
RULE 903 OR RULE 904 OF  REGULATION  S; AND  (III) IF  THE HOLDER IS A REGULATION S PURCHASER,
IT UNDERSTANDS  THAT THIS  CERTIFICATE HAS NOT AND WILL NOT BE REGISTERED  UNDER THE 1933 ACT,
THAT ANY OFFERS,  SALES OR  DELIVERIES  OF THIS  CERTIFICATE  IN THE UNITED  STATES OR TO U.S.
PERSONS  PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE CLOSING  DATE MAY  CONSTITUTE A VIOLATION
OF UNITED  STATES LAW,  AND THAT  DISTRIBUTIONS  OF  PRINCIPAL  AND  INTEREST  WILL BE MADE IN
RESPECT OF SUCH  CERTIFICATES  ONLY FOLLOWING THE DELIVERY BY THE HOLDER OF A CERTIFICATION OF
NON-U.S.  BENEFICIAL  OWNERSHIP OR THE EXCHANGE OF BENEFICIAL INTEREST IN TEMPORARY REGULATION
S GLOBAL OFFERED  CERTIFICATES FOR BENEFICIAL  INTERESTS IN THE RELATED PERMANENT REGULATION S
GLOBAL  OFFERED  CERTIFICATES  (WHICH IN EACH  CASE WILL  ITSELF  REQUIRE A  CERTIFICATION  OF
NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE AGREEMENT.

        THE HOLDER OF THIS CERTIFICATE DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER
DISPOSITION  SHALL,  AND BY ACCEPTANCE OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE AGREED TO,
INDEMNIFY  THE TRUSTEE,  THE  DEPOSITOR,  THE MASTER  SERVICER AND THE  CERTIFICATE  REGISTRAR
AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE,  PLEDGE OR OTHER  DISPOSITION IS
NOT SO  EXEMPT  OR IS NOT  MADE IN  ACCORDANCE  WITH  SUCH  FEDERAL  AND  STATE  LAWS  AND THE
AGREEMENT.

CUSIP: _____________________                                      Certificate No. B-1
Date of Pooling and Servicing Agreement                           Percentage Interest: [__]%
and Cut-off Date:  May 1, 2007
First Distribution Date:  June 25, 2007                           Aggregate Initial Principal Balance
                                                                  of the Class SB Certificates:
                                                                  $___________________________
Master Servicer:                                                  Initial Principal Balance
Residential Funding Company, LLC                                  of this Class SB Certificate:
                                                                  $___________________________
Maturity Date:
__________ __, 20__

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2007-QO4

               evidencing a percentage interest in the distributions allocable to the Class SB Certificates with respect to a Trust Fund
               consisting primarily of a pool of fixed and adjustable interest rate, first lien mortgage loans  mortgage loans on one- to four-family residential properties sold by RESIDENTIAL ACCREDIT
               LOANS, INC.

        This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not represent  an  obligation  of or interest in  Residential  Accredit  Loans,  Inc.,  the Master
Servicer,  the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the  underlying  Mortgage Loans are  guaranteed or insured by any  governmental  agency or instrumentality or by Residential  Accredit Loans,  Inc., the Master Servicer,  the Trustee or
any  of  their  affiliates.  None  of the  Depositor,  the  Master  Servicer  or any of  their affiliates  will have any  obligation  with  respect to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

        This  certifies that CEDE & CO. is the  registered  owner of the  Percentage  Interest evidenced  by this  Certificate  in  certain  distributions  with  respect  to the Trust  Fund consisting  primarily  of an  interest  in a pool of  adjustable  interest  rate,  first  lien mortgage loans on one- to four-family  residential  properties,  sold by Residential  Accredit
Loans,  Inc.  (hereinafter  called the  "Depositor,"  which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and
Servicing  Agreement  dated as specified  above (the  "Agreement")  among the  Depositor,  the
Master  Servicer and Deutsche  Bank Trust  Company  Americas,  as trustee (the  "Trustee"),  a summary  of  certain  of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each  month  or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the "Distribution Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the  Business Day immediately  preceding that Distribution Date (the "Record Date"),  from the related Available
Distribution  Amount in an amount equal to the product of the  Percentage  Interest  evidenced by this  Certificate  and the  amount  of  interest  and  principal,  if any,  required  to be distributed to Holders of Class SB Certificates on such Distribution Date.

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on  behalf of the  Trustee  or by a Paying  Agent  appointed  by the  Trustee  in  immediately available  funds (by wire  transfer  or  otherwise)  for the  account of the  Person  entitled thereto if such Person shall have so notified  the Master  Servicer or such Paying  Agent,  or by check  mailed to the  address  of the Person  entitled  thereto,  as such name and  address shall appear on the Certificate Register.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after  due  notice  of the  pendency  of such  distribution  and only  upon  presentation  and surrender  of this  Certificate  at the office or agency  designated  by the  Trustee for that purpose.  The Initial  Certificate  Principal  Balance of this Certificate is set forth above.
The Certificate  Principal  Balance hereof will be reduced to the extent of the  distributions allocable to principal and any Realized Losses allocable hereto.

        No transfer of this Class SB  Certificate  will be made unless such transfer is exempt from the  registration  requirements  of the  Securities  Act of  1933,  as  amended,  and any applicable  state  securities  laws or is made in  accordance  with said Act and laws.  In the event that such a  transfer  is to be made,  (i) the  Trustee or the  Company  may  require an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the Trustee and the Company that such transfer is exempt  (describing  the applicable  exemption and the basis therefor) from or is being made pursuant to the  registration  requirements  of the Securities
Act of 1933, as amended,  and of any  applicable  statute of any state and (ii) the transferee shall  execute  an  investment  letter  in  the  form  described  by  Section  5.02(e)  of the
Agreement.  The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the Company,  the Master Servicer and the  Certificate  Registrar
acting on behalf of the Trustee  against any liability  that may result if the transfer is not so exempt or is not made in accordance  with such Federal and state laws.  In connection  with any such transfer,  the Trustee will also require either (i) an opinion of counsel  acceptable to and in form  and  substance  satisfactory  to the  Trustee,  the  Company  and  the  Master
Servicer with respect to the  permissibility  of such transfer  under the Employee  Retirement
Income Security Act of 1974, as amended  ("ERISA"),  and Section 4975 of the Internal  Revenue
Code (the "Code") and stating,  among other things,  that the  transferee's  acquisition  of a
Class SB  Certificate  will not  constitute or result in a non-exempt  prohibited  transaction under  Section 406 of ERISA or Section 4975 of the Code or (ii) a  representation  letter,  in the  form  as  described  by  Section  5.02(e)  of the  Agreement,  either  stating  that  the transferee  is not an employee  benefit or other plan  subject to the  prohibited  transaction provisions  of ERISA or Section 4975 of the Code (a "Plan"),  or any other  person  (including an  investment  manager,  a named  fiduciary  or a trustee of any Plan)  acting,  directly  or indirectly,  on behalf of or  purchasing  any  Certificate  with "plan assets" of any Plan, or stating that the transferee is an insurance  company,  the source of funds to be used by it to purchase the  Certificate is an "insurance  company  general  account"  (within the meaning of
Department of Labor Prohibited  Transaction Class Exemption  ("PTCE") 95-60), and the purchase is being made in  reliance  upon the  availability  of the  exemptive  relief  afforded  under
Sections I and III of PTCE 95-60.

        This Certificate is one of a duly authorized  issue of Certificates  issued in several
Classes  designated  as  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series
specified hereon (herein collectively called the "Certificates").

        The  Certificates  are  limited  in  right  of  payment  to  certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As  provided in the  Agreement,  withdrawals  from the  Custodial  Account  and/or the
Certificate  Account  created  for  the  benefit  of  Certificateholders  may be  made  by the
Master   Servicer   from   time  to  time   for   purposes   other   than   distributions   to
Certificateholders,   such  purposes  including  without   limitation   reimbursement  to  the
Depositor and the Master Servicer of advances made, or certain  expenses  incurred,  by either of them.

        The Agreement permits, with certain exceptions therein provided,  the amendment of the
Agreement and the  modification  of the rights and  obligations of the  Depositor,  the Master
Servicer and the Trustee and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the Master  Servicer  and the Trustee with the consent of the
Holders  of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage
Interests of each Class of  Certificates  affected thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable  in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  designated by the Trustee,  duly  endorsed by, or  accompanied  by an  assignment in the form below or other written  instrument  of transfer  in form  satisfactory  to the  Trustee  and the  Certificate
Registrar  duly  executed by the Holder hereof or such  Holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage Interest will be issued to the designated  transferee or transferees.

        The  Certificates  are issuable only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein  set forth,  Certificates  are  exchangeable  for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental charge payable in connection therewith.

        The Depositor,  the Master Servicer,  the Trustee,  the Certificate  Registrar and any
agent of the Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may
treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and none of the  Depositor,  the  Master  Servicer,  the  Trustee or any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New York.

        The obligations  created by the Agreement in respect of the Certificates and the Trust
Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held  by or on  behalf  of the  Trustee  and  required  to be paid  to  them  pursuant  to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan, and (ii) the purchase by the Holder of the Class SB  Certificates  or the Master  Servicer,  as described in the Agreement,  from the
Trust  Fund of all  remaining  Mortgage  Loans and all  property  acquired  in respect of such
Mortgage Loans or the  Certificates,  in either case thereby effecting early retirement of the
Certificates.  The  Agreement  permits,  but does  not  require  the  Holder  of the  Class SB
Certificates  or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the  Certificates  from the  Holders  thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance  before giving effect to the  distributions  to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution Date upon which the  proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off
Date Balance.

        Unless the certificate of  authentication  hereon has been executed by the Certificate
Registrar by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                   DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                   as Trustee

                                                   By:________________________________________
                                                      Authorized Signatory

Dated: May 30, 2007

                                CERTIFICATE OF AUTHENTICATION

        This  is  one  of the  Class  SB  Certificates  referred  to in  the  within-mentioned
Agreement.

                                                   DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                   as Certificate Registrar

                                                   By:  _______________________________
                                                      Authorized Signatory

                                          ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the beneficial  interest  evidenced  by the within Trust  Certificate  and hereby  authorizes  the transfer of  registration  of such  interest to  assignee on the  Certificate  Register of the
Trust Fund.

        I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like denomination  and Class,  to the above named  assignee  and deliver  such  Certificate  to the following address:
______________________________________________________________________________________________

Dated:_____________________                        ____________________________________
                                                   Signature by or on behalf of assignor

______________________________________________________________________________________________
                                                   Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or otherwise,  in  immediately  available  fund to____________________________________________________________________________
for the account of ___________________________________________________________________________
account number _______________________________________________________________________________
or, if mailed by check, to ___________________________________________________________________

        Applicable statements should be mailed to:____________________________________________
______________________________________________________________________________________________
______________________________________________________________________________________________

        This  information  is provided by  ___________________________________,  the  assignee named above, or ______________________________, as its agent.